                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-04847

                                  ECLIPSE FUNDS
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E. H. Morrison, Esq.
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: 11/1/03-10/31/04

ITEM 1. REPORTS TO STOCKHOLDERS.

                                           MAINSTAY(R) FUNDS

                                           Annual Report
                                           October 31, 2004

(MAINSTAY LOGO)


EQUITY FUNDS


MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Mid Cap Opportunity Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Opportunity Fund


INCOME FUNDS


MainStay Cash Reserves Fund
MainStay Floating Rate Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Short Term Bond Fund


BLENDED FUNDS


MainStay Asset Manager Fund
MainStay Balanced Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quar-ter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the reports that follow, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund(s) during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.
Sincerely,

/s/ GARY E. WENDLANDT
Gary E. Wendlandt

President
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                        1
---------------------------------------------------

EQUITY FUNDS

MainStay All Cap Growth Fund                      2
---------------------------------------------------

MainStay All Cap Value Fund                      16
---------------------------------------------------

MainStay Mid Cap Opportunity Fund                30
---------------------------------------------------

MainStay S&P 500 Index Fund                      45
---------------------------------------------------

MainStay Small Cap Opportunity Fund              64
---------------------------------------------------

INCOME FUNDS

MainStay Cash Reserves Fund                      81
---------------------------------------------------

MainStay Floating Rate Fund                      94
---------------------------------------------------

MainStay Indexed Bond Fund                      110
---------------------------------------------------

MainStay Intermediate Term Bond Fund            132
MainStay Short Term Bond Fund                   151
---------------------------------------------------

BLENDED FUNDS

MainStay Asset Manager Fund                     164
---------------------------------------------------

MainStay Balanced Fund                          199
---------------------------------------------------

Notes to Financial Statements                   219
---------------------------------------------------

Report of Independent Registered Public
Accounting Firm                                 234
---------------------------------------------------

Board Members and Officers                      235
---------------------------------------------------

Federal Income Tax Information                  237
---------------------------------------------------

Proxy Voting Policies and Procedures            237
---------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                      237

                                                     www.mainstayfunds.com     1

MAINSTAY ALL CAP GROWTH FUND

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -4.67%  -9.28%  6.65%
Excluding sales charges   0.88   -8.25   7.26

(LINE GRAPH FOR CLASS A SHARES)

                                          MAINSTAY ALL CAP                            RUSSELL 1000 GROWTH    RUSSELL 3000 GROWTH
                                            GROWTH FUND           S&P 500 INDEX              INDEX                  LG CAP
                                          ----------------        -------------       -------------------    -------------------
10/31/94                                       9450.00               10000.00               10000.00               10000.00
                                              12253.00               12644.00               12921.00               12835.00
                                              14854.00               15691.00               15770.00               15549.00
                                              18458.00               20729.00               20575.00               20157.00
                                              22168.00               25288.00               25646.00               24268.00
                                              29283.00               31779.00               34429.00               32495.00
                                              32834.00               33715.00               37642.00               35681.00
                                              20248.00               25319.00               22605.00               21645.00
                                              16246.00               21494.00               18171.00               17376.00
                                              18876.00               25965.00               22135.00               21435.00
10/31/04                                      19042.00               28411.00               22883.00               22193.00

  --   MainStay All Cap Growth Fund  --   S&P 500 Index
  - -  Russell 1000 Growth Index     --   Russell 3000 Growth Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -4.83%  -9.32%  6.29%
Excluding sales charges   0.17   -9.03   6.29

(LINE GRAPH FOR CLASS B SHARES)

                                          MAINSTAY ALL CAP                            RUSSELL 1000 GROWTH    RUSSELL 3000 GROWTH
                                            GROWTH FUND           S&P 500 INDEX              INDEX                  LG CAP
                                          ----------------        -------------       -------------------    -------------------
10/31/94                                      10000.00               10000.00               10000.00               10000.00
                                              12845.00               12644.00               12921.00               12835.00
                                              15455.00               15691.00               15770.00               15549.00
                                              19023.00               20729.00               20575.00               20157.00
                                              22602.00               25288.00               25646.00               24268.00
                                              29553.00               31779.00               34429.00               32495.00
                                              32809.00               33715.00               37642.00               35681.00
                                              20015.00               25319.00               22605.00               21645.00
                                              15942.00               21494.00               18171.00               17376.00
                                              18378.00               25965.00               22135.00               21435.00
10/31/04                                      18408.00               28411.00               22883.00               22193.00

  --   MainStay All Cap Growth Fund  --   S&P 500 Index
  - -  Russell 1000 Growth Index     --   Russell 3000 Growth Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -0.78%  -9.02%  6.30%
Excluding sales charges   0.22   -9.02   6.30

(LINE GRAPH FOR CLASS C SHARES)

                                          MAINSTAY ALL CAP                            RUSSELL 1000 GROWTH    RUSSELL 3000 GROWTH
                                            GROWTH FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------       -------------------    -------------------
10/31/94                                      10000.00               10000.00               10000.00               10000.00
                                              12845.00               12644.00               12921.00               12835.00
                                              15455.00               15691.00               15770.00               15549.00
                                              19023.00               20729.00               20575.00               20157.00
                                              22602.00               25288.00               25646.00               24268.00
                                              29553.00               31779.00               34429.00               32495.00
                                              32809.00               33715.00               37642.00               35681.00
                                              20015.00               25319.00               22605.00               21645.00
                                              15942.00               21494.00               18171.00               17376.00
                                              18378.00               25965.00               22135.00               21435.00
10/31/04                                      18418.00               28411.00               22883.00               22193.00

  --   MainStay All Cap Growth Fund  --   S&P 500 Index
  - -  Russell 1000 Growth Index     --   Russell 3000 Growth Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Performance for Class A, B, and C shares, first offered 1/2/04, includes the historical performance of Class I shares from inception (1/2/91) through 12/31/03 adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B, and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 2   MainStay All Cap Growth Fund

 CLASS I SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         1.29%  -8.07%  7.47%

(LINE GRAPH FOR CLASS I SHARES)

                                          MAINSTAY ALL CAP                            RUSSELL 1000 GROWTH    RUSSELL 3000 GROWTH
                                            GROWTH FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------       -------------------    -------------------
10/31/94                                       10000                  10000                  10000                  10000
                                               12995                  12644                  12921                  12835
                                               15789                  15691                  15770                  15549
                                               19663                  20729                  20575                  20157
                                               23654                  25288                  25646                  24268
                                               31291                  31779                  34429                  32495
                                               35122                  33715                  37642                  35681
                                               21656                  25319                  22605                  21645
                                               17416                  21494                  18171                  17376
                                               20286                  25965                  22135                  21435
10/31/04                                       20547                  28411                  22883                  22193

  --   MainStay All Cap Growth Fund  --   S&P 500 Index
  - -  Russell 1000 Growth Index     --   Russell 3000 Growth Index

                                        ONE      FIVE     TEN
BENCHMARK PERFORMANCE                   YEAR    YEARS    YEARS

S&P 500(R) Index(1)                     9.42%   -2.22%   11.01%
Russell 1000(R) Growth Index(2)         3.38    -7.85     8.63
Russell 3000(R) Growth Index(3)         3.54    -7.34     8.30
Average Lipper large-cap growth
  fund(4)                               2.67    -6.49     7.31

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. MainStay All Cap Growth Fund, going forward, will measure its performance against the Russell 3000(R) Growth Index. The Russell 3000(R) Growth Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Total returns assume reinvestment of all dividends and capital gains. The Russell 3000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     3

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ALL CAP GROWTH FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                 ENDING ACCOUNT                         ENDING ACCOUNT
                                                  VALUE (BASED                           VALUE (BASED
                                 BEGINNING         ON ACTUAL          EXPENSES         ON HYPOTHETICAL          EXPENSES
                                  ACCOUNT         RETURNS AND           PAID            5% ANNUALIZED             PAID
                                   VALUE           EXPENSES)           DURING             RETURN AND             DURING
SHARE CLASS(1)                    5/1/04            10/31/04           PERIOD          ACTUAL EXPENSES)          PERIOD
CLASS A SHARES                   $1,000.00          $982.25            $ 6.53             $1,018.45              $ 6.65
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                   $1,000.00          $977.90            $10.24             $1,014.70              $10.43
------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                   $1,000.00          $977.90            $10.24             $1,014.70              $10.43
------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                   $1,000.00          $984.85            $ 4.64             $1,020.35              $ 4.72
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

                                                                  SHORT-TERM INVESTMENTS
                                                               (COLLATERAL FROM SECURITIES      LIABILITIES IN EXCESS OF CASH AND
COMMON STOCK                                                         LENDING IS 2.5%)                     OTHER ASSETS
------------                                                   ---------------------------      ---------------------------------
94.7                                                                        8.0                              -2.7

See Portfolio of Investments on page 7 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  UnitedHealth Group, Inc.
 2.  Danaher Corp.
 3.  FedEx Corp.
 4.  Symantec Corp.
 5.  Illinois Tool Works, Inc.
 6.  Target Corp.
 7.  Praxair, Inc.
 8.  Capital One Financial Corp.
 9.  Kohl's Corp.
10.  Lowe's Cos., Inc.

 4   MainStay All Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers John Butler, Rudolph C. Carryl, Robert Centrella, Denise Higgins, Helena Openshaw, and Edmund C. Spelman of MacKay Shields LLC

HOW HAS THE FUND'S PORTFOLIO MANAGEMENT MANDATE CHANGED?

Prior to January 2004, the Fund was known as Eclipse Growth Equity Fund, and it invested primarily in large-cap growth stocks. As its new name implies, MainStay All Cap Growth Fund has the flexibility to diversify its portfolio without capitalization restrictions. We have repositioned the portfolio to reflect this added flexibility. MainStay All Cap Growth Fund, going forward, will measure its performance against the Russell 3000(R) Growth Index.(1)

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests in securities that have growth characteristics and that span the entire range of market capitalizations as described by the Russell 3000(R) Growth Index. The Fund normally invests at least 80% of its assets in equity securities. In implementing this strategy, the Fund normally invests in securities of companies with investment characteristics such as: participation in expanding product or service markets; increasing unit sales volume; growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index;(2) and increasing return on investment. The Fund maintains a flexible approach and may invest in various types of companies and securities. We look for companies and securities that we feel are ready for a rise in price or may experience acceleration in growth of earnings, possibly as a result of changes in management, products, consumer demand, or the economy. We may sell a security if we no longer believe it will contribute to meeting the Fund's investment objective.

WHAT KEY FACTORS INFLUENCED THE EQUITY MARKETS DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

Arguably the biggest factor was the 78% rise in the price of crude oil, since it stoked inflation fears and put a damper on consumer spending. Middle Eastern tensions, news from Iraq, and concerns about another domestic terrorist attack all had an impact on the markets. Uncertainty over the 2004 presidential election also weighed on investors' minds.

WHAT DECISIONS HAD THE BIGGEST INFLUENCE ON THE FUND'S PERFORMANCE?

Individual security selection in the consumer discretionary, information technology, and consumer staples sectors was largely responsible for the Fund's underperformance during the reporting period. Sector weightings in the Fund are largely a result of our bottom-up stock-selection process and our focus on individual security selection. On this basis, the Fund held an underweighted position relative to its benchmark in information technology. The Fund's information technology holdings had a negative impact on relative performance. Our individual security-selection decisions also resulted in overweighted positions in the consumer discretionary, materials, industrials, and energy sectors and an underweighted position in consumer staples and health care, all of which helped the performance of the Fund relative to its benchmark.

WHICH INDIVIDUAL SECURITIES HAD THE GREATEST POSITIVE IMPACT ON THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Symantec, a leading provider of Internet-security software, showed consistently strong earnings growth and made a significant contribution to the Fund's performance. UnitedHealth Group's earnings and top-line growth benefited from a recent alliance with top-tier regional health plans and plan administrators that led to network savings and accelerated membership growth. Danaher benefited from a realignment strategy that focused on enhancing earnings growth through strategic acquisitions. Earnings-per-share growth rose from 3% in 2002 to 20% in 2003 and is projected to rise to 39% for 2004. Illinois Tool Works benefited from the economic recovery and the accompanying increase in business capital investment. Accelerating growth in earnings has helped propel the company's stock price higher. Harley-Davidson, the motorcycle company, managed to outperform analysts' earnings estimates by maintaining strong sales and expanding margins.

WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

VERITAS Software is a leading vendor of enterprise storage management products. After achieving a 52-week high in mid-January of this year, the stock fell on concerns about accounting irregularities,

Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.
1. See footnote on page 3 for more information on the Russell 3000(R) Growth Index.
2. See footnote on page 3 for more information on the S&P 500(R) Index.

                                                     www.mainstayfunds.com     5
failure to meet analysts' top-line expectations in early July, and competitive issues. Despite recent improvements, the stock hurt performance.

New York Community Bancorp (the holding company for New York Community Bank) suffered from concerns that rising interest rates might affect the bank's variable-rate debt, possibly creating a margin squeeze. In response to this situation, we sold the holding company's stock in October.

Intel, Applied Materials, and Texas Instruments were all affected by a slowdown in semiconductor orders. Although all three stocks have begun to recover, they all detracted from the Fund's performance during the reporting period.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE 12 MONTHS ENDED OCTOBER 31,
2004?

The Fund purchased coal producer Peabody Energy, which is poised to benefit as high oil prices in-creased demand for coal. We also purchased shares of Harmon International, the leader in high-end automotive audio systems. The company is expected to enjoy increasing market share and strong growth in sales and earnings. We purchased shares of Brunswick for the Fund to take advantage of a strong rebound in demand for the company's boats. We purchased Doral Financial, the leading mortgage bank in Puerto Rico, as strong local housing demand began to fuel significant earnings gains. We also purchased shares of Roper Industries, a diversified manufacturer that saw increased demand for its products as manufacturing activity increased. All of these holdings had a positive impact on performance for the portion of the reporting period they were held in the Fund.

WHICH SECURITIES DID YOU SELL DURING THE REPORTING PERIOD?

We sold our position in insurance broker Marsh & McLennan on concerns over slowing growth. The sale proved positive for the Fund when the stock subsequently declined more than 35% because of an investigation into the company's insurance sales practices. We sold Baxter International after the company was unable to effect a turnaround and establish growth in a major product line. The stock had done well for the Fund and closed the reporting period not far from our sale price. When demand for Coke products slowed and margins declined, we sold the Fund's Coca-Cola shares about 25% above the share price at the end of the reporting period. Broadcast services company Clear Channel Communications had seen a decline in advertising revenues, and we eliminated the position from the Fund, with a neutral impact for the reporting period.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE OVER THE 12-MONTH REPORTING PERIOD?

Any changes in the Fund's sector weightings reflect our decisions about individual securities, based on bottom-up stock selection and careful sell disciplines. Although we do not engage in top-down sector evaluations, our bottom-up stock selection process led to an increase in the Fund's weighting in consumer discretionary stocks from 18.2% at the beginning of the reporting period to 26.9% at the end. The Fund's energy holdings, which stood at 1.6% of net assets on October 31, 2003, increased to 4.8% of net assets on October 31, 2004. Industrials holdings increased from 11.5% at the beginning of the reporting period to 17.0% at the end.

We trimmed the Fund's consumer staples weighting from 8.4% at the beginning of the reporting period to 1.3% at the end. Over the same period, financials moved from 10.5% to 8.1%, health care from 19.6% to 18.2%, and information technology from 26.9% to 17.8% of net assets.

HOW DID THIS COMPARE WITH THE RUSSELL 3000(R) GROWTH INDEX?

As of October 31, 2004, the Fund was overweighted relative to the Russell 3000(R) Growth Index in the consumer discretionary, energy, industrials, and materials sectors. On the same date, the Fund was underweighted relative to the Index in consumer staples, financials, health care, and information technology. The Fund had no holdings in the telecommunication services or utilities sectors.

WHAT IS YOUR OUTLOOK FOR THE FUND IN THE COMING MONTHS?

With the uncertainty of the presidential election now behind us, we expect investors to refocus their attention on market fundamentals. Although high energy prices and the threat of terrorism remain risk factors, we believe that a combination of a low interest-rate environment and moderate economic growth may support decent stock price action going forward.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY ALL CAP GROWTH FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 6   MainStay All Cap Growth Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004


                                                        SHARES          VALUE
COMMON STOCKS (94.7%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.8%)
L-3 Communications
  Holdings, Inc.                                        45,900   $  3,026,187
United Technologies Corp.                               49,900      4,631,718
                                                                 ------------
                                                                    7,657,905
                                                                 ------------
AIR FREIGHT & LOGISTICS (2.3%)
VFedEx Corp.                                            69,600      6,341,952
                                                                 ------------
AUTOMOBILES (2.3%)
Harley-Davidson, Inc.                                   78,900      4,542,273
Winnebago Industries, Inc.                              56,500      1,774,100
                                                                 ------------
                                                                    6,316,373
                                                                 ------------
BIOTECHNOLOGY (2.9%)
Amgen, Inc. (a)                                         60,200      3,419,360
Genentech, Inc. (a)                                     32,900      1,497,937
Gilead Sciences, Inc. (a)(c)                            79,600      2,756,548
                                                                 ------------
                                                                    7,673,845
                                                                 ------------
CAPITAL MARKETS (1.4%)
Morgan Stanley                                          75,900      3,877,731
                                                                 ------------

CHEMICALS (2.0%)
VPraxair, Inc.                                         130,100      5,490,220
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (1.6%)
Cendant Corp.                                          208,800      4,299,192
                                                                 ------------

COMMUNICATIONS EQUIPMENT (1.0%)
Avaya, Inc. (a)                                        193,500      2,786,400
                                                                 ------------

COMPUTERS & PERIPHERALS (1.8%)
Dell, Inc. (a)                                         106,200      3,723,372
Hewlett-Packard Co.                                     65,800      1,227,828
                                                                 ------------
                                                                    4,951,200
                                                                 ------------
CONSTRUCTION MATERIALS (0.9%)
Eagle Materials, Inc.                                   33,742      2,331,910
                                                                 ------------

CONSUMER FINANCE (3.0%)
American Express Co.                                    54,000      2,865,780
VCapital One Financial Corp.                            69,600      5,133,696
                                                                 ------------
                                                                    7,999,476
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (1.3%)
Citigroup, Inc.                                         79,293      3,518,230
                                                                 ------------

ELECTRICAL EQUIPMENT (1.0%)
Roper Industries, Inc.                                  42,900      2,645,214
                                                                 ------------


                                                        SHARES          VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.1%)
Agilent Technologies, Inc. (a)                          90,500   $  2,267,930
Amphenol Corp. Class A (a)                             101,100      3,470,763
                                                                 ------------
                                                                    5,738,693
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (3.6%)
Baker Hughes, Inc.                                      75,400      3,229,382
BJ Services Co.                                         62,000      3,162,000
Weatherford International Ltd. (a)                      64,600      3,375,996
                                                                 ------------
                                                                    9,767,378
                                                                 ------------
FOOD & STAPLES RETAILING (1.3%)
Walgreen Co.                                            94,900      3,405,961
                                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (5.8%)
Boston Scientific Corp. (a)                            119,200      4,207,760
Cooper Cos., Inc.                                       31,900      2,244,165
Fisher Scientific
  International, Inc. (a)                               75,600      4,336,416
Medtronic, Inc.                                         92,600      4,732,786
                                                                 ------------
                                                                   15,521,127
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (7.2%)
Caremark Rx, Inc. (a)                                  117,400      3,518,478
PacifiCare Health Systems, Inc. (a)                     75,000      2,671,500
VUnitedHealth Group, Inc.                               99,452      7,200,325
WellChoice, Inc. (a)                                    30,000      1,252,800
WellPoint Health Networks, Inc. (a)                     49,400      4,824,404
                                                                 ------------
                                                                   19,467,507
                                                                 ------------
HOUSEHOLD DURABLES (9.0%)
Centex Corp.                                            82,500      4,285,050
Harman International
  Industries, Inc.                                      21,600      2,595,888
Hovnanian Enterprises, Inc. Class A (a)                 84,600      3,175,884
Lennar Corp.                                            89,600      4,030,208
Mohawk Industries, Inc. (a)                             42,800      3,641,424
Toro Co. (The)                                          39,700      2,709,525
WCI Communities, Inc. (a)                              169,000      3,988,400
                                                                 ------------
                                                                   24,426,379
                                                                 ------------
IT SERVICES (1.0%)
First Data Corp.                                        67,700      2,794,656
                                                                 ------------

LEISURE EQUIPMENT & PRODUCTS (1.1%)
Brunswick Corp.                                         63,000      2,955,960
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     7


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
MACHINERY (7.4%)
VDanaher Corp.                                         117,600   $  6,483,288
Dover Corp.                                            126,700      4,975,509
VIllinois Tool Works, Inc.                              61,600      5,684,448
Terex Corp. (a)                                         75,000      2,850,000
                                                                 ------------
                                                                   19,993,245
                                                                 ------------
MEDIA (1.1%)
Omnicom Group, Inc.                                     37,800      2,982,420
                                                                 ------------
METALS & MINING (2.6%)
Arch Coal, Inc.                                         98,700      3,209,724
Peabody Energy Corp.                                    61,000      3,890,580
                                                                 ------------
                                                                    7,100,304
                                                                 ------------
MULTILINE RETAIL (3.9%)
VKohl's Corp. (a)                                       99,500      5,050,620
VTarget Corp.                                          111,000      5,552,220
                                                                 ------------
                                                                   10,602,840
                                                                 ------------
OIL & GAS (1.0%)
Newfield Exploration Co. (a)                            45,000      2,619,000
                                                                 ------------
PHARMACEUTICALS (1.5%)
Pfizer, Inc.                                            66,600      1,928,070
Teva Pharmaceutical
  Industries Ltd. ADR (b)                               83,900      2,181,400
                                                                 ------------
                                                                    4,109,470
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.1%)
Analog Devices, Inc.                                    66,200      2,665,212
Applied Materials, Inc. (a)                            135,600      2,183,160
Intel Corp.                                             85,200      1,896,552
KLA-Tencor Corp. (a)                                    55,300      2,517,809
Maxim Integrated Products, Inc.                         44,700      1,966,353
Texas Instruments, Inc.                                101,900      2,491,455
                                                                 ------------
                                                                   13,720,541
                                                                 ------------
SOFTWARE (5.7%)
Electronic Arts, Inc. (a)                               59,700      2,681,724
FactSet Research Systems, Inc.                          65,700      3,274,488
Microsoft Corp.                                         57,400      1,606,626
VSymantec Corp. (a)                                    101,900      5,802,186
VERITAS Software Corp. (a)                              98,400      2,152,992
                                                                 ------------
                                                                   15,518,016
                                                                 ------------

                                                        SHARES          VALUE
SPECIALTY RETAIL (7.7%)
Advanced Auto Parts, Inc. (a)                           46,200   $  1,807,344
Bed Bath & Beyond, Inc. (a)                            112,600      4,592,954
Best Buy Co., Inc.                                      24,100      1,427,202
Chico's FAS, Inc. (a)(c)                                76,500      3,062,295
VLowe's Cos., Inc.                                      89,300      5,025,804
TJX Cos., Inc. (The)                                   204,500      4,903,910
                                                                 ------------
                                                                   20,819,509
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (1.3%)
Coach, Inc. (a)                                         76,700      3,576,521
                                                                 ------------

THRIFTS & MORTGAGE FINANCE (2.0%)
Doral Financial Corp. (c)                               61,600      2,585,968
IndyMac Bancorp, Inc.                                   86,400      2,787,264
                                                                 ------------
                                                                    5,373,232
                                                                 ------------
Total Common Stocks
  (Cost $215,703,655)                                             256,382,407
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (8.0%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (5.5%)
American Express Credit Corp.
  1.80%, due 11/18/04                               $1,190,000      1,188,988
Morgan Stanley Dean Witter & Co.
  1.81%, due 11/9/04                                 6,635,000      6,632,331
UBS Finance (Delaware) LLC
  1.84%, due 11/1/04                                 7,000,000      7,000,000
                                                                 ------------
Total Commercial Paper
  (Cost $14,821,319)                                               14,821,319
                                                                 ------------
                                                        SHARES
INVESTMENT COMPANY (0.2%)
AIM Institutional Funds Group (d)                      424,050        424,050
                                                                 ------------
Total Investment Company
  (Cost $424,050)                                                     424,050
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
MASTER NOTE (0.3%)
Banc of America Securities LLC
  1.955%, due 11/1/04 (d)                           $1,000,000      1,000,000
                                                                 ------------
Total Master Note
  (Cost $1,000,000)                                                 1,000,000
                                                                 ------------

 8   MainStay All Cap Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS (2.0%)
Credit Suisse First Boston LLC 1.925%, dated
  10/29/04
  due 11/1/04
  Proceeds at Maturity $500,080 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $501,406 and a Market Value
  of $510,026)                                      $  500,000   $    500,000
Lehman Brothers, Inc.
  1.925%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity $3,480,558 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $6,933,987 and a Market
  Value of $3,589,301)                               3,480,000      3,480,000
Merrill Lynch Pierce Fenner & Smith, Inc.
  1.955%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity $1,500,244 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $1,483,332 and a Market
  Value of $1,575,025)                               1,500,000      1,500,000
                                                                 ------------
Total Repurchase Agreements
  (Cost $5,480,000)                                                 5,480,000
                                                                 ------------
Total Short-Term Investments
  (Cost $21,725,369)                                               21,725,369
                                                                 ------------
Total Investments
  (Cost $237,429,024) (e)                                102.7%   278,107,776(f)
Liabilities in Excess of
  Cash and Other Assets                                   (2.7)    (7,439,459)
                                                    ----------   ------------
Net Assets                                               100.0%  $270,668,317
                                                    ==========   ============

(a)  Non-income producing security.
(b)  ADR-American Depositary Receipt.
(c) Represents securities out on loan or a portion which is out on loan.
(d) Represents a security or a portion thereof, purchased with cash collateral received for securities on loan.
(e) The cost for federal income tax purposes is $238,118,936.
(f)  At October 31, 2004 net unrealized appreciation was
     $39,988,840, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $45,559,907 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,571,067.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value (identified
  cost $237,429,024) including $6,637,296
  market value of securities loaned             $278,107,776
Cash                                                   3,398
Receivables:
  Fund shares sold                                   244,152
  Dividends and interest                              52,079
Other assets                                          17,110
                                                ------------
    Total assets                                 278,424,515
                                                ------------
LIABILITIES:
Securities lending collateral                      6,904,050
Payables:
  Fund shares redeemed                               557,754
  Manager                                            200,426
  Professional                                        34,055
  Transfer agent                                      28,018
  Custodian                                            5,894
  NYLIFE Distributors                                  5,659
  Directors                                            3,172
Accrued expenses                                      17,170
                                                ------------
    Total liabilities                              7,756,198
                                                ------------
Net assets                                      $270,668,317
                                                ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $        694
  Class B                                                190
  Class C                                                 29
  Class I                                             13,440
Additional paid-in capital                       283,500,048
Accumulated net realized loss on investments     (53,524,836)
Net unrealized appreciation on investments        40,678,752
                                                ------------
Net assets                                      $270,668,317
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 12,715,642
                                                ============
Shares of capital stock outstanding                  694,016
                                                ============
Net asset value per share outstanding           $      18.32
Maximum sales charge (5.50% of offering price)          1.07
                                                ------------
Maximum offering price per share outstanding    $      19.39
                                                ============
CLASS B
Net assets applicable to outstanding shares     $  3,453,198
                                                ============
Shares of capital stock outstanding                  189,621
                                                ============
Net asset value and offering price per share
  outstanding                                   $      18.21
                                                ============
CLASS C
Net assets applicable to outstanding shares     $    531,807
                                                ============
Shares of capital stock outstanding                   29,189
                                                ============
Net asset value and offering price per share
  outstanding                                   $      18.22
                                                ============
CLASS I
Net assets applicable to outstanding shares     $253,967,670
                                                ============
Shares of capital stock outstanding               13,440,418
                                                ============
Net asset value and offering price per share
  outstanding                                   $      18.90
                                                ============

 10   MainStay All Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 2,238,252
  Interest                                            34,847
  Income from securities loaned -- net                 8,290
                                                 -----------
    Total income                                   2,281,389
                                                 -----------
EXPENSES:
  Manager                                          2,753,532
  Professional                                        97,554
  Directors                                           36,470
  Shareholder communication                           36,381
  Custodian                                           33,168
  Registration                                        30,138
  Transfer agent -- Classes A, B and C                24,715
  Transfer agent -- Class I                          177,311
  Service -- Class A                                  24,539
  Service -- Class B                                   3,278
  Service -- Class C                                     524
  Service -- Service Class                             4,875
  Distribution -- Class B                              9,834
  Distribution -- Class C                              1,572
  Miscellaneous                                       34,779
                                                 -----------
    Total expenses before reimbursement            3,268,670
  Expense reimbursement from Manager                (194,726)
                                                 -----------
    Net expenses                                   3,073,944
                                                 -----------
Net investment loss                                 (792,555)
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                  (8,874,030)
Net change in unrealized appreciation on
  investments                                     16,270,396
                                                 -----------
Net realized and unrealized gain on investments    7,396,366
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 6,603,811
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $6,521.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2004 AND OCTOBER 31, 2003

                                              2004           2003
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment loss                 $    (792,555)  $   (142,962)
 Net realized loss on investments
  and
  written option transactions           (8,874,030)    (2,856,949)
 Net change in unrealized
  appreciation (depreciation) on
  investments and written option
  transactions                          16,270,396     53,772,257
                                     ----------------------------
 Net increase in net assets
  resulting from operations              6,603,811     50,772,346
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              14,849,376             --
   Class B                               3,689,513             --
   Class C                                 581,639             --
   Class I                              33,439,885     49,738,142
   Service Class                           375,349      3,583,519
                                     ----------------------------
                                        52,935,762     53,321,661
 Cost of shares redeemed:
   Class A                              (1,698,238)            --
   Class B                                (159,295)            --
   Class C                                 (37,859)            --
   Class I                            (128,896,797)   (76,228,177)
   Service Class                       (11,412,859)    (4,891,991)
                                     ----------------------------
                                      (142,205,048)   (81,120,168)
                                     ----------------------------
    Decrease in net assets derived
     from capital share
     transactions                      (89,269,286)   (27,798,507)
                                     ----------------------------
    Net increase (decrease) in net
     assets                            (82,665,475)    22,973,839

NET ASSETS:
Beginning of year                      353,333,792    330,359,953
                                     ----------------------------
End of year                          $ 270,668,317   $353,333,792
                                     ============================

 12   MainStay All Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                              CLASS A            CLASS B            CLASS C
                                            -----------        -----------        -----------
                                            JANUARY 2,         JANUARY 2,         JANUARY 2,
                                               2004*              2004*              2004*
                                              THROUGH            THROUGH            THROUGH
                                            OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                               2004               2004               2004
Net asset value at beginning of period        $ 18.99            $18.99             $18.99
                                              -------            ------             ------
Net investment loss (a)                         (0.10)            (0.22)             (0.23)
Net realized and unrealized gain (loss) on
  investments                                   (0.57)            (0.56)             (0.54)
                                              -------            ------             ------
Total from investment operations                (0.67)            (0.78)             (0.77)
                                              -------            ------             ------
Less distributions:
  From net realized gain on investments            --                --                 --
                                              -------            ------             ------
Net asset value at end of period              $ 18.32            $18.21             $18.22
                                              =======            ======             ======
Total investment return (b)                     (3.53%)(c)        (4.11%)(c)         (4.05%)(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                         (0.61%)+          (1.36%)+           (1.36%)+
    Net expenses                                 1.31%+            2.06%+             2.06%+
    Expenses (before reimbursement)              1.37%+            2.12%+             2.12%+
Portfolio turnover rate                            44%               44%                44%
Net assets at end of period (in 000's)        $12,716            $3,453             $  532

                                                    SERVICE CLASS++
                                -------------------------------------------------------
                                NOVEMBER 1,
                                   2003
                                  THROUGH
                                JANUARY 9,             YEAR ENDED OCTOBER 31,
                                   2004         2003       2002       2001       2000
Net asset value at beginning
  of period                       $18.16      $ 15.63    $ 19.49    $ 36.88    $ 35.99
                                  ------      -------    -------    -------    -------
Net investment loss (a)            (0.01)       (0.05)     (0.09)     (0.14)     (0.29)
Net realized and unrealized
  gain (loss) on investments        0.97         2.58      (3.77)    (12.55)      4.59
                                  ------      -------    -------    -------    -------
Total from investment
  operations                        0.96         2.53      (3.86)    (12.69)      4.30
                                  ------      -------    -------    -------    -------
Less distributions:
  From net realized gain on
    investments                       --           --         --      (4.70)     (3.41)
                                  ------      -------    -------    -------    -------
Net asset value at end of
  period                          $19.12      $ 18.16    $ 15.63    $ 19.49    $ 36.88
                                  ======      =======    =======    =======    =======
Total investment return (b)         5.29%(c)    16.19%    (19.81%)   (38.49%)    11.93%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss            (0.26%)+     (0.29%)    (0.47%)    (0.57%)    (0.77%)
    Net expenses                    1.18%+       1.18%      1.18%      1.18%      1.18%
    Expenses (before
      reimbursement)                1.26%+       1.27%      1.27%      1.23%      1.18%
Portfolio turnover rate               44%          35%        63%        35%        48%
Net assets at end of period
  (in 000's)                      $    0      $10,573    $10,301    $14,732    $24,732

*    Commencement of Operations.
**   The Fund changed its fiscal year end from December 31 to
     October 31.
+    Annualized.
++   Service Class shares ceased operations on January 9, 2004.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I and Service Class are not subject to sales charges.
(c)  Total return is not annualized.

 14   MainStay All Cap Growth Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                             CLASS I
-----------------------------------------------------------------
                       YEAR ENDED OCTOBER 31,
       2004           2003         2002       2001        2000
     $  18.66       $  16.02     $  19.92   $  37.50   $    36.45
     --------       --------     --------   --------   ----------
        (0.04)         (0.01)       (0.04)     (0.09)       (0.20)
         0.28           2.65        (3.86)    (12.79)        4.66
     --------       --------     --------   --------   ----------
         0.24           2.64        (3.90)    (12.88)        4.46
     --------       --------     --------   --------   ----------
           --             --           --      (4.70)       (3.41)
     --------       --------     --------   --------   ----------
     $  18.90       $  18.66     $  16.02   $  19.92   $    37.50
     ========       ========     ========   ========   ==========
         1.29%         16.48%      (19.58%)   (38.34%)      12.24%
        (0.23%)        (0.04%)      (0.22%)    (0.32%)      (0.52%)
         0.93%          0.93%        0.93%      0.93%        0.93%
         0.99%          1.02%        1.02%      0.98%        0.93%
           44%            35%          63%        35%          48%
     $253,968       $342,761     $320,059   $436,898   $1,197,216

         SERVICE CLASS++
    --------------------------
    JANUARY 1,
       1999
      THROUGH      YEAR ENDED
    OCTOBER 31,   DECEMBER 31,
      1999**          1998
      $ 33.13       $ 25.24
      -------       -------
        (0.21)        (0.16)
         3.41         10.26
      -------       -------
         3.20         10.10
      -------       -------
        (0.34)        (2.21)
      -------       -------
      $ 35.99       $ 33.13
      =======       =======
         9.74%(c)     40.18%
        (0.74%)+      (0.56%)
         1.18%+        1.19%
         1.18%+        1.19%
           27%           29%
      $25,987       $15,814

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY ALL CAP VALUE FUND

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        5.43%  1.79%   7.21%
Excluding sales charges  11.57   2.95    7.82

(LINE GRAPH FOR CLASS A SHARES)

                                              CLASS A                S&P 500           RUSSELL 1000 VALUE     RUSSELL 3000 VALUE
                                              -------                -------           ------------------     ------------------
10/31/94                                        9450                  10000                  10000                  10000
                                               10962                  12644                  12471                  12378
                                               13427                  15691                  15431                  15260
                                               16546                  20729                  20552                  20384
                                               16333                  25288                  23599                  22952
                                               17343                  31779                  27500                  26458
                                               19254                  33715                  29017                  28128
                                               17806                  25319                  25575                  25149
                                               14841                  21494                  23012                  22774
                                               17976                  25965                  28276                  28254
10/31/04                                       20056                  28411                  32646                  32672

  --   MainStay All Cap Value Fund  --   S&P 500 Index
  - -  Russell 1000 Value Index     --   Russell 3000 Value Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        5.83%  1.86%   7.07%
Excluding sales charges  10.83   2.22    7.07

(LINE GRAPH FOR CLASS B SHARES)

                                          MAINSTAY ALL CAP                             RUSSELL 1000 VALUE     RUSSELL 3000 VALUE
                                             VALUE FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------        ------------------     ------------------
10/31/94                                      10000.00               10000.00               10000.00               10000.00
                                              11522.00               12644.00               12471.00               12378.00
                                              14001.00               15691.00               15431.00               15260.00
                                              17147.00               20729.00               20552.00               20384.00
                                              16809.00               25288.00               23599.00               22952.00
                                              17733.00               31779.00               27500.00               26458.00
                                              19546.00               33715.00               29017.00               28128.00
                                              17943.00               25319.00               25575.00               25149.00
                                              14856.00               21494.00               23012.00               22774.00
                                              17859.00               25965.00               28276.00               28254.00
10/31/04                                      19793.00               28411.00               32646.00               32672.00

  --   MainStay All Cap Value Fund  --   S&P 500 Index
  - -  Russell 1000 Value Index     --   Russell 3000 Value Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        9.83%  2.22%   7.07%
Excluding sales charges  10.83   2.22    7.07

(LINE GRAPH FOR CLASS C SHARES)

                                          MAINSTAY ALL CAP                             RUSSELL 1000 VALUE     RUSSELL 3000 VALUE
                                             VALUE FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------        ------------------     ------------------
10/31/94                                      10000.00               10000.00               10000.00               10000.00
                                              11522.00               12644.00               12471.00               12378.00
                                              14001.00               15691.00               15431.00               15260.00
                                              17147.00               20729.00               20552.00               20384.00
                                              16809.00               25288.00               23599.00               22952.00
                                              17733.00               31779.00               27500.00               26458.00
                                              19546.00               33715.00               29017.00               28128.00
                                              17943.00               25319.00               25575.00               25149.00
                                              14856.00               21494.00               23012.00               22774.00
                                              17859.00               25965.00               28276.00               28254.00
10/31/04                                      19793.00               28411.00               32646.00               32672.00

  --   MainStay All Cap Value Fund  --   S&P 500 Index
  - -  Russell 1000 Value Index     --   Russell 3000 Value Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Performance for Class A, B, and C shares, first offered 1/2/04, includes the historical performance of Class I shares from inception (1/2/91) through 12/31/03 adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B, and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 16   MainStay All Cap Value Fund

 CLASS I SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         11.97%  3.23%   8.08%

(LINE GRAPH FOR CLASS I SHARES)

                                          MAINSTAY ALL CAP                             RUSSELL 1000 VALUE     RUSSELL 3000 VALUE
                                             VALUE FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------        ------------------     ------------------
10/31/94                                       10000                  10000                  10000                  10000
                                               11629                  12644                  12471                  12378
                                               14272                  15691                  15431                  15260
                                               17635                  20729                  20552                  20384
                                               17444                  25288                  23599                  22952
                                               18558                  31779                  27500                  26458
                                               20657                  33715                  29017                  28128
                                               19151                  25319                  25575                  25149
                                               15998                  21494                  23012                  22774
                                               19426                  25965                  28276                  28254
10/31/04                                       21751                  28411                  32646                  32672

  --   MainStay All Cap Value Fund  --   S&P 500 Index
  - -  Russell 1000 Value Index     --   Russell 3000 Value Index

                                       ONE      FIVE     TEN
BENCHMARK PERFORMANCE                  YEAR    YEARS    YEARS

S&P 500(R) Index(1)                    9.42%   -2.22%   11.01%
Russell 1000(R) Value Index(2)        15.45     3.49    12.56
Russell 3000(R) Value Index(3)        15.64     4.31    12.57
Average Lipper multi-cap value
  fund(4)                             12.73     4.25    10.70

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. MainStay All Cap Value Fund, going forward, will measure its performance against the Russell 3000(R) Value Index. The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Total returns assume reinvestment of all dividends and capital gains. The Russell 3000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. You cannot invest directly in an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.mainstayfunds.com     17

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ALL CAP VALUE FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                               ENDING ACCOUNT                         ENDING ACCOUNT
                                                VALUE (BASED                           VALUE (BASED
                               BEGINNING         ON ACTUAL          EXPENSES         ON HYPOTHETICAL          EXPENSES
                                ACCOUNT         RETURNS AND           PAID            5% ANNUALIZED             PAID
                                 VALUE           EXPENSES)           DURING             RETURN AND             DURING
SHARE CLASS(1)                  5/1/04            10/31/04           PERIOD          ACTUAL EXPENSES)          PERIOD
CLASS A SHARES                 $1,000.00         $1,025.05           $ 6.77             $1,018.35              $ 6.75
----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                 $1,000.00         $1,021.90           $10.57             $1,014.60              $10.53
----------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00         $1,021.90           $10.57             $1,014.60              $10.53
----------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00         $1,027.40           $ 4.79             $1,020.30              $ 4.77
----------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    94.90
Short-Term Investments (collateral from securities lending                        6.20
  is 1.4%)
Liabilities in Excess of Cash and Other Assets                                    -1.1

See Portfolio of Investments on page 21 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Citigroup, Inc.
 2.  Bank of America Corp.
 3.  Transocean, Inc.
 4.  JPMorgan Chase & Co.
 5.  CVS Corp.
 6.  Gap, Inc. (The)
 7.  Wachovia Corp.
 8.  Computer Sciences Corp.
 9.  International Business Machines Corp.
10.  Sprint Corp.

 18   MainStay All Cap Value Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Richard A. Rosen of MacKay Shields LLC

HOW HAS THE FUND'S PORTFOLIO-MANAGEMENT MANDATE CHANGED DURING THE REPORTING PERIOD?

Prior to January 1, 2004, the Fund was known as Eclipse Value Equity Fund, and it invested primarily in large-cap value stocks. As its new name implies, MainStay All Cap Value Fund now has the flexibility to diversify its portfolio without capitalization restrictions. MainStay All Cap Value Fund, going forward will measure its performance against the Russell 3000(R) Value Index.(1)

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests in securities that have value characteristics and that span the entire range of market capitalizations reflected in the Russell 3000(R) Value Index. The Fund normally invests at least 80% of its assets in equity securities. In implementing this strategy, the Fund principally invests in common stocks that we believe are selling below their value when purchased, that typically pay dividends, and that are listed on a national securities exchange or are traded in the over-the-counter market. When assessing whether a stock is undervalued, we compare the stock's market price to the company's cash flow and interest coverage ratios, the company's book value, the estimated value of the company's assets, and the company's growth rates and future earnings potential. There may be non-dividend-paying stocks in the portfolio if they meet the "undervalued" criterion. We may sell securities that we believe no longer contribute to the Fund's ability to meet its investment objective.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

An improving economy and strong growth in corporate profits drove stock prices higher during the 12-month period. Despite three Federal Open Market Committee increases in the targeted federal funds rate, the interest-rate and inflation outlook remained relatively benign throughout most of the reporting period. In the spring and summer of 2004, the upward trend in the equity markets reversed and then paused when investors became concerned about higher energy prices and the unsteady pace of job growth. The ongoing risks associated with election-year politics and geopolitical uncertainty also remained unsettling factors. Even so, equities finished the 12-month period on a strong note, as the national elections approached, energy prices eased somewhat, and investors appeared to take a more positive view of stock valuations.

WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE DURING THE ANNUAL PERIOD?

Information technology and energy were the Fund's top-performing sectors relative to the Russell 3000(R) Value Index. These positive contributions, however, were offset by mediocre individual-stock performance within the financials and health care sectors.

WHAT WERE SOME OF THE FUND'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

Rising oil and gas prices helped the shares of many of the Fund's energy sector holdings, including integrated producers ConocoPhillips (+51%)(2), ChevronTexaco (+48%), and ExxonMobil (+38%). We reduced the Fund's positions in each of these stocks by the end of the reporting period, as they approached our price targets. Throughout the period, we also tilted the Fund's energy exposure away from producers, which were generating high levels of free cash flow, and toward oil services and exploration companies that we believed were likely to benefit from increased spending. These holdings also performed well during the reporting period, led by Transocean (+84%) and Kerr-McGee (+48%).

CVS (+24%) rose during the reporting period, as sales trends in the company's pharmacy business continued on a solid course and the company's purchase of Eckerd stores in Texas and Florida met with investor approval.

Holdings within the information technology and telecommunication services sectors also contributed positively to performance. Information technology services company Computer Sciences (+25%) benefited from strengthening trends in bookings and increased cash flow generation. Motorola (+29%) benefited as profitability from its mobile handset unit and its other business segments markedly improved. We reduced the Fund's positions in these stocks when they each neared our price targets during the

Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.
1. See footnote on page 17 for more information on the Russell 3000(R) Value Index.
2. Performance percentages reflect the price performance of the securities mentioned for the 12 months ended October 31, 2004, or for the portion of the reporting period shares were held in the Fund, if shorter. Performance percentages do not reflect the impact of dividends received, if any. Due to purchases and sales, the performance of Fund holdings may differ from that of the securities themselves.

                                                    www.mainstayfunds.com     19
reporting period. Wireless and wireline telecommunications company Sprint was a strong performer, gaining 23% from the Fund's initial purchase in June 2004 through the end of the reporting period.

HOW DID THE FUND'S FINANCIAL STOCKS FARE DURING THE REPORTING PERIOD?

The shares of most insurance companies were hurt during the reporting period by an investigation led by the New York attorney general into insurance brokerage practices. Among the industry's hardest-hit companies was Marsh & McLennan, a key target of the New York attorney general. From the time we purchased the stock in January 2004 through the end of the reporting period, the share price was down 42%. We sold a portion of the Fund's position in Marsh & McLennan at levels well above the period-end closing price. We sold the remainder of the position near the closing price on October 29, 2004. Insurance provider AIG also felt the impact of the attorney general's investigation, although its shares were up 4% from the time we initiated a position in December 2003 through the end of the Fund's fiscal year. We reduced the Fund's position in AIG near the end of the reporting period. Several of the Fund's other insurance-related holdings posted strong 12-month results. Despite industry volatility, the price of Allstate shares rose 25%, and the price of Prudential Financial shares was up 22%.

The industrials sector generally improved with the economy. Burlington Northern Santa Fe (+47%), Boeing (+32%), and Cooper Industries (+24%) were among the Fund's stronger holdings. As these stocks approached our price targets, we reduced all three positions.

WHICH STOCKS DETRACTED FROM THE FUND'S RESULTS?

Several pharmaceutical holdings were weak, including Merck (-27%) which fell when its popular drug Vioxx was recalled. We reduced the Fund's position in Merck at levels above the period-end closing price, but we continued to hold a position in this stock, as we viewed the valuation of the shares at near the bottom of historical ranges. Shares of pharmaceutical competitor Pfizer (-7%) fell from the Fund's August 2004 purchase price through the end of the period, and we reduced the Fund's position in this stock as well.

Navistar International (-15%), a truck manufacturer, was an exception to the positive trend in the industrials sector. After posting strong gains in 2003, Navistar International saw its share price decline throughout much of the reporting period. Fortunately, we reduced the Fund's position at levels above the end-of-period closing price.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2004, the Fund had overweighted positions relative to the Russell 3000(R) Value Index in consumer staples, energy, health care, industrials, materials, and information technology. As of the same date, the Fund was underweighted relative to the Index in consumer discretionary, financials, and utilities.

WHAT DO YOU ANTICIPATE GOING FORWARD?

We intend to continue to emphasize stocks with better-than-market visibility for earnings and cash-flow generation, as well as stocks with well-below-market valuations. At the end of the period, we were finding many stocks with these characteristics in the energy, consumer staples, and information technology sectors, but were finding few similar opportunities in the utilities and consumer discretionary sectors.

We expect energy prices to remain at relatively high levels, which may spur increased exploration and production activity and benefit oil-drilling companies. We have also added to the Fund's holdings in the information technology and consumer staples sectors, as cash-flow generation prospects have improved for many of these companies. Many health care stocks have struggled in 2004 because of political and company-specific concerns. Since we see an emerging theme in this sector, we may add to the Fund's health care holdings as opportunities arise.

We intend to remain underweighted in areas of the market that depend on consumer spending, based on questions about where incremental increases might be generated. We have focused our concerns on the consumer discretionary sector and some financial institutions. Despite a strong showing in 2004, utilities appear to offer little value going forward, and we intend to maintain the Fund's underweighted position in this sector. We remain confident in our disciplined classic value strategy and will continue to seek opportunities among undervalued stocks with improving fundamental characteristics.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY ALL CAP VALUE FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 20   MainStay All Cap Value Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004


                                                        SHARES          VALUE
COMMON STOCKS (94.9%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.6%)
Boeing Co. (The)                                        20,800   $  1,037,920
Northrop Grumman Corp.                                  45,800      2,370,150
Raytheon Co.                                            36,300      1,324,224
                                                                 ------------
                                                                    4,732,294
                                                                 ------------
AUTO COMPONENTS (1.2%)
TRW Automotive
  Holdings Corp. (a)                                    89,100      1,635,876
                                                                 ------------
BUILDING PRODUCTS (1.6%)
American Standard Cos., Inc. (a)                        57,200      2,091,804
                                                                 ------------
CAPITAL MARKETS (4.2%)
Goldman Sachs Group, Inc. (The)                         22,000      2,164,360
Merrill Lynch & Co., Inc.                               37,700      2,033,538
State Street Corp.                                      29,700      1,337,985
                                                                 ------------
                                                                    5,535,883
                                                                 ------------
CHEMICALS (0.8%)
Cambrex Corp.                                           49,500      1,107,315
                                                                 ------------
COMMERCIAL BANKS (9.7%)
VBank of America Corp.                                  95,854      4,293,301
PNC Financial Services
  Group, Inc. (The)                                     33,200      1,736,360
U.S. Bancorp                                            80,400      2,300,244
VWachovia Corp.                                         57,800      2,844,338
Wells Fargo & Co.                                       28,400      1,696,048
                                                                 ------------
                                                                   12,870,291
                                                                 ------------
COMMUNICATIONS EQUIPMENT (2.8%)
Motorola, Inc.                                          92,900      1,603,454
Nokia Corp. ADR (b)                                    139,300      2,148,006
                                                                 ------------
                                                                    3,751,460
                                                                 ------------
COMPUTERS & PERIPHERALS (3.1%)
Hewlett-Packard Co.                                     71,700      1,337,922
VInternational Business
  Machines Corp.                                        30,800      2,764,300
                                                                 ------------
                                                                    4,102,222
                                                                 ------------
CONSTRUCTION & ENGINEERING (1.1%)
Insituform Technologies, Inc. Class A (a)               73,300      1,452,806
                                                                 ------------

CONTAINERS & PACKAGING (1.4%)
Smurfit-Stone Container Corp. (a)                      108,200      1,878,352
                                                                 ------------


                                                        SHARES          VALUE
DIVERSIFIED FINANCIAL SERVICES (6.0%)
VCitigroup, Inc.                                       106,933   $  4,744,617
VJPMorgan Chase & Co.                                   81,256      3,136,482
                                                                 ------------
                                                                    7,881,099
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (8.0%)
ALLTEL Corp.                                            29,300      1,609,449
BellSouth Corp.                                         72,100      1,922,907
SBC Communications, Inc.                                87,700      2,215,302
VSprint Corp.                                          128,000      2,681,600
Verizon Communications, Inc.                            55,700      2,177,870
                                                                 ------------
                                                                   10,607,128
                                                                 ------------
ELECTRIC UTILITIES (0.8%)
FirstEnergy Corp.                                       23,800        983,654
                                                                 ------------

ELECTRICAL EQUIPMENT (0.5%)
Cooper Industries, Ltd. Class A                         10,700        683,730
                                                                 ------------

ENERGY EQUIPMENT & SERVICES (7.1%)
ENSCO International, Inc.                               37,000      1,130,350
Pride International, Inc. (a)                          131,400      2,428,272
Rowan Cos., Inc. (a)                                   103,200      2,634,696
VTransocean, Inc. (a)                                   89,000      3,137,250
                                                                 ------------
                                                                    9,330,568
                                                                 ------------
FOOD & STAPLES RETAILING (3.6%)
VCVS Corp.                                              70,000      3,042,200
Kroger Co. (The) (a)                                   111,500      1,684,765
                                                                 ------------
                                                                    4,726,965
                                                                 ------------
FOOD PRODUCTS (5.2%)
Cadbury Schweppes PLC ADR (b)                           72,900      2,442,150
General Mills, Inc.                                     59,800      2,646,150
Kraft Foods, Inc. Class A                               54,200      1,805,402
                                                                 ------------
                                                                    6,893,702
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (1.8%)
HCA, Inc.                                               36,100      1,325,953
Universal Health Services, Inc. Class B                 24,800      1,030,688
                                                                 ------------
                                                                    2,356,641
                                                                 ------------
HOUSEHOLD PRODUCTS (1.7%)
Kimberly-Clark Corp.                                    36,600      2,183,922
                                                                 ------------

INSURANCE (6.4%)
Allstate Corp. (The)                                    38,600      1,856,274
American International Group, Inc.                      17,900      1,086,709
Hartford Financial Services
  Group, Inc. (The)                                     33,700      1,970,776

+   Percentages indicated are based on Fund net assets.

V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.



    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INSURANCE (CONTINUED)
Prudential Financial, Inc.                              46,900   $  2,179,443
St. Paul Travelers Cos., Inc. (The)                     40,534      1,376,535
                                                                 ------------
                                                                    8,469,737
                                                                 ------------
IT SERVICES (2.1%)
VComputer Sciences Corp. (a)                            56,800      2,821,256
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.9%)
Mattel, Inc.                                            65,000      1,138,150
                                                                 ------------

MACHINERY (1.7%)
Navistar International Corp. (a)                        63,100      2,180,105
                                                                 ------------

METALS & MINING (1.9%)
Alcoa, Inc.                                             77,772      2,527,590
                                                                 ------------

OIL & GAS (5.3%)
ChevronTexaco Corp.                                     50,242      2,665,840
ConocoPhillips                                          31,300      2,638,903
Kerr-McGee Corp.                                        28,700      1,699,614
                                                                 ------------
                                                                    7,004,357
                                                                 ------------
PAPER & FOREST PRODUCTS (1.8%)
Bowater, Inc.                                           45,600      1,679,904
International Paper Co.                                 19,000        731,690
                                                                 ------------
                                                                    2,411,594
                                                                 ------------
PHARMACEUTICALS (3.3%)
Bristol-Myers Squibb Co.                                85,500      2,003,265
Merck & Co., Inc.                                       32,650      1,022,271
Pfizer, Inc.                                            45,300      1,311,435
                                                                 ------------
                                                                    4,336,971
                                                                 ------------
ROAD & RAIL (0.8%)
Burlington Northern
  Santa Fe Corp.                                        25,000      1,045,250
                                                                 ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.7%)
Advanced Micro Devices, Inc. (a)                        55,400        931,828
                                                                 ------------

SOFTWARE (1.5%)
BMC Software, Inc. (a)                                 103,900      1,965,788
                                                                 ------------

SPECIALTY RETAIL (3.1%)
Christopher & Banks Corp.                               72,300      1,174,875
VGap, Inc. (The)                                       144,400      2,885,112
                                                                 ------------
                                                                    4,059,987
                                                                 ------------


                                                        SHARES          VALUE
THRIFTS & MORTGAGE FINANCE (1.2%)
Washington Mutual, Inc.                                 40,400   $  1,563,884
                                                                 ------------
Total Common Stocks
  (Cost $108,158,132)                                             125,262,209
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (6.2%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (5.8%)
AIG Funding, Inc.
  1.78%, due 11/2/04                                $1,410,000      1,409,931
American Express Credit Corp.
  1.80%, due 11/18/04                                3,000,000      2,997,449
Lilly (Eli) & Co.
  1.72%, due 11/3/04                                   395,000        394,962
UBS Finance (Delaware) LLC
  1.84%, due 11/1/04                                 2,780,000      2,780,000
                                                                 ------------
Total Commercial Paper
  (Cost $7,582,342)                                                 7,582,342
                                                                 ------------
                                                        SHARES
INVESTMENT COMPANY (0.1%)
AIM Institutional Funds Group (c)                      161,368        161,368
                                                                 ------------
Total Investment Company
  (Cost $161,368)                                                     161,368
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
MASTER NOTE (0.1%)
Banc of America Securities LLC
  1.955%, due 10/1/04 (c)                             $100,000        100,000
                                                                 ------------
Total Master Note
  (Cost $100,000)                                                     100,000
                                                                 ------------

REPURCHASE AGREEMENTS (0.2%)
Credit Suisse First Boston LLC
  1.925%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity $150,024 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $150,420 and a Market Value
  of $153,005)                                         150,000        150,000

 22   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Lehman Brothers, Inc.
  1.925%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity
  $150,024 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $298,871 and a Market Value
  of $154,712)                                        $150,000   $    150,000
                                                                 ------------
Total Repurchase Agreements
  (Cost $300,000)                                                     300,000
                                                                 ------------
Total Short-Term Investments
  (Cost $8,143,710)                                                 8,143,710
                                                                 ------------
Total Investments
  (Cost $116,301,842) (d)                                101.1%   133,405,919(e)
Liabilities in Excess of
  Cash and Other Assets                                   (1.1)    (1,390,025)
                                                    ----------   ------------
Net Assets                                               100.0%  $132,015,894
                                                    ==========   ============

(a)  Non-income producing security.
(b)  ADR -- American Depositary Receipt.
(c) Represents a security purchased with cash collateral received for a loaned security pending settlement.
(d) The cost for federal income tax purposes is $117,263,562.
(e)  At October 31, 2004 net unrealized appreciation was
     $16,142,357, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $18,460,565 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,318,208.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $116,301,842)                $133,405,919
Cash                                                   4,985
Receivables:
  Investment securities sold                       2,360,207
  Dividends and interest                             256,839
  Fund shares sold                                   138,823
Other assets                                          14,025
                                                ------------
    Total assets                                 136,180,798
                                                ------------
LIABILITIES:
Securities lending collateral (a)                    561,368
Payables:
  Investment securities purchased                  2,327,157
  Fund shares redeemed                             1,105,170
  Manager                                             92,183
  Transfer agent                                      27,354
  NYLIFE Distributors                                  5,695
  Custodian                                            4,570
Accrued expenses                                      41,407
                                                ------------
    Total liabilities                              4,164,904
                                                ------------
Net assets                                      $132,015,894
                                                ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $        743
  Class B                                                306
  Class C                                                 72
  Class I                                              9,495
Additional paid-in capital                       133,276,163
Accumulated undistributed net investment
  income                                           1,345,037
Accumulated net realized loss on investments
  and option transactions                        (19,719,999)
Net unrealized appreciation on investments        17,104,077
                                                ------------
Net assets                                      $132,015,894
                                                ============
CLASS A
Net assets applicable to outstanding shares     $  9,206,282
                                                ============
Shares of capital stock outstanding                  742,706
                                                ============
Net asset value per share outstanding           $      12.40
Maximum sales charge (5.50% of offering price)          0.72
                                                ------------
Maximum offering price per share outstanding    $      13.12
                                                ============
CLASS B
Net assets applicable to outstanding shares     $  3,775,573
                                                ============
Shares of capital stock outstanding                  306,309
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.33
                                                ============

CLASS C
Net assets applicable to outstanding shares     $    883,735
                                                ============
Shares of capital stock outstanding                   71,672
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.33
                                                ============
CLASS I
Net assets applicable to outstanding shares     $118,150,304
                                                ============
Shares of capital stock outstanding                9,494,845
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.44
                                                ============

(a) Collateral on unsettled sale of securities loaned.

 24   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 2,950,174
  Interest                                            83,326
  Income from securities loaned -- net                10,249
                                                 -----------
    Total income                                   3,043,749
                                                 -----------
EXPENSES:
  Manager                                          1,309,453
  Professional                                        59,654
  Registration                                        29,844
  Custodian                                           21,606
  Transfer agent -- Classes A, B and C                21,420
  Transfer agent -- Class I                          136,435
  Shareholder communication                           19,481
  Directors                                           19,411
  Service -- Class A                                  15,696
  Service -- Class B                                   3,746
  Service -- Class C                                     941
  Service -- Service Class                             2,647
  Distribution -- Class B                             11,238
  Distribution -- Class C                              2,822
  Miscellaneous                                       26,683
                                                 -----------
    Total expenses before reimbursement            1,681,077
  Expense reimbursement from Manager                (183,259)
                                                 -----------
    Net expenses                                   1,497,818
                                                 -----------
Net investment income                              1,545,931
                                                 -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN
OPTION TRANSACTIONS:
Net realized gain from:
  Security transactions                           14,387,283
  Written option transactions                         77,269
                                                 -----------
Net realized gain on investments and written
  option transactions                             14,464,552
                                                 -----------
Net change in unrealized appreciation on
  investments                                      1,615,665
                                                 -----------
Net realized and unrealized gain on investments
  and written option transactions                 16,080,217
                                                 -----------
Net increase in net assets resulting from
  operations                                     $17,626,148
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2004 AND OCTOBER 31, 2003

                                              2004           2003
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income                $  1,545,931   $  2,115,385
 Net realized gain (loss) on
  investments and written option
  transactions                          14,464,552     (5,825,222)
 Net change in unrealized
  appreciation on investments and
  written option transactions            1,615,665     34,319,392
                                      ---------------------------
 Net increase in net assets
  resulting from operations             17,626,148     30,609,555
                                      ---------------------------

Dividends to shareholders:
 From net investment income:
   Class I                              (2,046,476)    (1,595,725)
   Service Class                           (65,067)       (40,231)
                                      ---------------------------
 Total dividends to shareholders        (2,111,543)    (1,635,956)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              10,262,130             --
   Class B                               3,852,520             --
   Class C                               1,014,648             --
   Class I                              23,435,990     33,010,544
   Service Class                           429,948      1,233,322

 Net asset value of shares issued to shareholders
  in reinvestments of dividends:
   Class I                               2,043,233      1,593,669
   Service Class                            52,463         40,013
                                      ---------------------------
                                        41,090,932     35,877,548

 Cost of shares redeemed:
   Class A                              (1,210,034)            --
   Class B                                (104,583)            --
   Class C                                (139,405)            --
   Class I                             (85,783,397)   (36,240,410)
   Service Class                        (6,291,284)    (1,037,345)
                                      ---------------------------
                                       (93,528,703)   (37,277,755)
                                      ---------------------------
    Decrease in net assets derived
      from capital share
      transactions                     (52,437,771)    (1,400,207)
                                      ---------------------------
    Net increase (decrease) in net
     assets                            (36,923,166)    27,573,392

NET ASSETS:
Beginning of year                      168,939,060    141,365,668
                                      ---------------------------
End of year                           $132,015,894   $168,939,060
                                      ===========================
Accumulated undistributed net
 investment income at end of year     $  1,345,037   $  1,909,734
                                      ===========================

 26   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                              CLASS A            CLASS B            CLASS C
                                            -----------        -----------        -----------
                                            JANUARY 2,         JANUARY 2,         JANUARY 2,
                                               2004*              2004*              2004*
                                              THROUGH            THROUGH            THROUGH
                                            OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                               2004               2004               2004
Net asset value at beginning of period        $12.08             $12.08             $12.08
                                              ------             ------             ------
Net investment income (loss)                    0.06(c)           (0.01)(c)          (0.01)(c)
Net realized and unrealized gain (loss) on
  investments                                   0.26               0.26               0.26
                                              ------             ------             ------
Total from investment operations                0.32               0.25               0.25
                                              ------             ------             ------
Less dividends and distributions:
  From net investment income                      --                 --                 --
  From net realized gain on investments           --                 --                 --
                                              ------             ------             ------
Total dividends and distributions                 --                 --                 --
                                              ------             ------             ------
Net asset value at end of period              $12.40             $12.33             $12.33
                                              ======             ======             ======
Total investment return (a)                     2.65%(b)           2.07%(b)           2.07%(b)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                0.65%+            (0.10%)+           (0.10%)+
    Net expenses                                1.33%+             2.08%+             2.08%+
    Expenses (before reimbursement)             1.45%+             2.20%+             2.20%+
Portfolio turnover rate                           48%                48%                48%
Net assets at end of period (in 000's)        $9,206             $3,776             $  884

                                                                      SERVICE CLASS++
                                            -------------------------------------------------------------------
                                            NOVEMBER 1,
                                               2003
                                              THROUGH
                                            JANUARY 9,                      YEAR ENDED OCTOBER 31,
                                               2004             2003          2002          2001          2000
Net asset value at beginning of period        $11.24           $ 9.36        $12.52        $13.97        $12.66
                                              ------           ------        ------        ------        ------
Net investment income                           0.02(c)          0.11(c)       0.10(c)       0.14(c)       0.10
Net realized and unrealized gain (loss) on
  investments                                   1.07             1.85         (1.85)        (1.16)         1.28
                                              ------           ------        ------        ------        ------
Total from investment operations                1.09             1.96         (1.75)        (1.02)         1.38
                                              ------           ------        ------        ------        ------
Less dividends and distributions:
  From net investment income                   (0.13)           (0.08)        (0.28)        (0.12)        (0.07)
  From net realized gain on investments           --               --         (1.13)        (0.31)           --
                                              ------           ------        ------        ------        ------
Total dividends and distributions              (0.13)           (0.08)        (1.41)        (0.43)        (0.07)
                                              ------           ------        ------        ------        ------
Net asset value at end of period              $12.20           $11.24        $ 9.36        $12.52        $13.97
                                              ======           ======        ======        ======        ======
Total investment return (a)                     9.77%(b)        21.14%       (16.64%)       (7.54%)       11.00%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       0.91%+           1.12%         0.87%         1.03%         0.87%
    Net expenses                                1.14%+           1.19%         1.19%         1.19%         1.19%
    Expenses (before reimbursement)             1.31%+           1.36%         1.37%         1.25%         1.19%
Portfolio turnover rate                            7%              64%           65%           94%           96%
Net assets at end of period (in 000's)        $    0           $5,388        $4,296        $5,219        $5,776

*    Commencement of Operations.
**   The Fund changed its fiscal year end from December 31 to
     October 31.
+    Annualized.
++   Service Class shares ceased operations on January 9, 2004.
(a)  Total return is calculated exclusive of sales charges. Class
     I and Service Class are not subject to sales charges.
(b)  Total return is not annualized.
(c)  Per share data based on average shares outstanding during the period.
(d)  Less than one cent per share.

 28   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                              CLASS I
--------------------------------------------------------------------
                       YEAR ENDED OCTOBER 31,
   2004           2003            2002          2001          2000
 $  11.26       $   9.38        $  12.55      $  14.00      $  12.69
 --------       --------        --------      --------      --------
     0.11(c)        0.14(c)         0.13(c)       0.16(c)       0.15
     1.23           1.85           (1.86)        (1.15)         1.27
 --------       --------        --------      --------      --------
     1.34           1.99           (1.73)        (0.99)         1.42
 --------       --------        --------      --------      --------
    (0.16)         (0.11)          (0.31)        (0.15)        (0.11)
       --             --           (1.13)        (0.31)           --
 --------       --------        --------      --------      --------
    (0.16)         (0.11)          (1.44)        (0.46)        (0.11)
 --------       --------        --------      --------      --------
 $  12.44       $  11.26        $   9.38      $  12.55      $  14.00
 --------       --------        --------      --------      --------
 --------       --------        --------      --------      --------
    11.97%         21.43%         (16.46%)       (7.29%)       11.31%
     1.04%          1.37%           1.12%         1.28%         1.12%
     0.94%          0.94%           0.94%         0.94%         0.94%
     1.06%          1.11%           1.12%         1.00%         0.94%
       48%            64%             65%           94%           96%
 $118,150       $163,551        $137,069      $140,919      $742,924

     SERVICE CLASS++
--------------------------
JANUARY 1,
   1999
  THROUGH      YEAR ENDED
OCTOBER 31,   DECEMBER 31,
  1999**          1998
 $  11.76       $  16.35
 --------       --------
     0.06           0.14
     0.84          (1.57)
 --------       --------
     0.90          (1.43)
 --------       --------
    (0.00)(d)      (0.14)
       --          (3.02)
 --------       --------
    (0.00)(d)      (3.16)
 --------       --------
 $  12.66       $  11.76
 ========       ========
     7.65%(b)      (8.30%)
     0.59%+         0.79%
     1.21%+         1.23%
     1.21%+         1.23%
       49%            76%
 $  7,418       $  9,740

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY MID CAP OPPORTUNITY FUND

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        6.47%  8.09%     12.30%
Excluding sales charges  12.67   9.32      12.95

(LINE GRAPH FOR CLASS A SHARES)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
12/27/94                                        9450                  10000                  10000                  10000
                                               11624                  12655                  12734                  12919
                                               13473                  15333                  15237                  16032
                                               18426                  20315                  19621                  21180
                                               20104                  21482                  20496                  25838
                                               20094                  22707                  24005                  32470
                                               22083                  25397                  29701                  34448
                                               21511                  25047                  24349                  25869
                                               21379                  24303                  22395                  21961
                                               27846                  32439                  30431                  26529
10/31/04                                       31373                  38842                  35021                  29029

  --   MainStay Mid Cap Opportunity Fund  --   Russell Midcap Value Index
  - -  Russell Midcap Index               --   S&P 500 Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        6.77%  8.18%     12.03%
Excluding sales charges  11.77   8.47      12.03

(LINE GRAPH FOR CLASS B SHARES)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
12/27/94                                       10000                  10000                  10000                  10000
                                               12216                  12655                  12734                  12919
                                               14044                  15333                  15237                  16032
                                               19012                  20315                  19621                  21180
                                               20585                  21482                  20496                  25838
                                               20388                  22707                  24005                  32470
                                               22221                  25397                  29701                  34448
                                               21483                  25047                  24349                  25869
                                               21194                  24303                  22395                  21961
                                               27396                  32439                  30431                  26529
10/31/04                                       30620                  38842                  35021                  29029

  --   MainStay Mid Cap Opportunity Fund  --   Russell Midcap Value Index
  - -  Russell Midcap Index               --   S&P 500 Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       10.71%  8.50%     12.04%
Excluding sales charges  11.71   8.50      12.04

(LINE GRAPH FOR CLASS C SHARES)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
12/27/94                                       10000                  10000                  10000                  10000
                                               12218                  12655                  12734                  12919
                                               14048                  15333                  15237                  16032
                                               19011                  20315                  19621                  21180
                                               20597                  21482                  20496                  25838
                                               20388                  22707                  24005                  32470
                                               22222                  25397                  29701                  34448
                                               21496                  25047                  24349                  25869
                                               21193                  24303                  22395                  21961
                                               27442                  32439                  30431                  26529
10/31/04                                       30657                  38842                  35021                  29029

  --   MainStay Mid Cap Opportunity Fund  --   Russell Midcap Value Index
  - -  Russell Midcap Index               --   S&P 500 Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Performance for Class A and B shares, first offered 1/2/04, includes the historical performance of Class I shares from inception (12/27/94) through 12/31/03 adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and B shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1% sales charge and a 1% CDSC on

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 30   MainStay Mid Cap Opportunity Fund

 CLASS I SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         12.97%  9.59%     13.22%

(LINE GRAPH FOR CLASS I SHARES)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
12/27/94                                       10000                  10000                  10000                  10000
                                               12320                  12655                  12734                  12919
                                               14320                  15333                  15237                  16032
                                               19620                  20315                  19621                  21180
                                               21465                  21482                  20496                  25838
                                               21500                  22707                  24005                  32470
                                               23688                  25397                  29701                  34448
                                               23129                  25047                  24349                  25869
                                               23041                  24303                  22395                  21961
                                               30090                  32439                  30431                  26529
10/31/04                                       33993                  38842                  35021                  29029

  --   MainStay Mid Cap Opportunity Fund  --   Russell Midcap Value Index
  - -  Russell Midcap Index               --   S&P 500 Index

                                    ONE    FIVE      SINCE
BENCHMARK PERFORMANCE              YEAR    YEARS   INCEPTION

Russell Midcap(R) Value Index(1)   19.74%  11.33%    14.80%
Russell Midcap(R) Index(2)         15.09    7.85     13.59
S&P 500(R) Index(3)                 9.42   -2.22     11.43
Average Lipper mid-cap value
fund(4)                            15.75   12.10     12.83

redemptions within one year of purchase. Performance for Class L shares, first offered 12/30/02, includes the historical performance of Class I shares from inception through 12/29/02 adjusted to reflect the applicable sales charge, CDSC, and fees and expenses for Class L shares. Effective 1/2/04, all outstanding Class L shares of the Fund were converted to and/or redesignated Class C shares.

1. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results for all indices assume reinvestment of all income and capital gains. The Russell Midcap(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. "S&P 500" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.mainstayfunds.com     31

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP OPPORTUNITY FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                 ENDING ACCOUNT                         ENDING ACCOUNT
                                                  VALUE (BASED                           VALUE (BASED
                                 BEGINNING         ON ACTUAL          EXPENSES         ON HYPOTHETICAL          EXPENSES
                                  ACCOUNT         RETURNS AND           PAID            5% ANNUALIZED             PAID
                                   VALUE           EXPENSES)           DURING             RETURN AND             DURING
SHARE CLASS(1)                    5/1/04            10/31/04           PERIOD          ACTUAL EXPENSES)          PERIOD
CLASS A SHARES                   $1,000.00         $1,064.05           $ 7.94             $1,017.35              $ 7.76
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                   $1,000.00         $1,059.80           $11.81             $1,013.60              $11.54
------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                   $1,000.00         $1,059.40           $11.80             $1,013.60              $11.54
------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                   $1,000.00         $1,066.10           $ 5.51             $1,019.70              $ 5.38
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

COMMON STOCKS                                                      SHORT TERM INVESTMENT              CASH AND OTHER ASSETS
-------------                                                      ---------------------              ---------------------
95.8                                                                        3.7                                0.5

See Portfolio of Investments on page 35 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Activision, Inc.
 2.  Edison International
 3.  Nucor Corp.
 4.  CIT Group, Inc.
 5.  Laidlaw International, Inc.
 6.  Torchmark Corp.
 7.  Terex Corp.
 8.  Kraft Foods, Inc. Class A
 9.  Valero Energy Corp.
10.  Sherwin-Williams Co. (The)

 32   MainStay Mid Cap Opportunity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Kathy A. O'Connor of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to those of companies in the Russell Midcap(R) Index,(1) the Standard & Poor's MidCap 400(R) Index,(2) or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization. In implementing this strategy, the Fund invests primarily in stocks of mid-capitalization companies that we determine to have strong or improving operating characteristics and to be relatively overlooked or undervalued by the market. The Fund uses a quantitative and statistical model to analyze the relative quality and value of stocks.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

All of the broadly watched equity indices generated positive performance during the 12-month reporting period. Overall, mid-capitalization stocks outperformed their small- and large-capitalization counterparts. In terms of investment style, the market favored value- over growth-oriented stocks across all capitalization sectors. Equity-market sentiment was positive throughout much of the reporting period, as low interest rates and indications of rebounding economic activity contributed to an optimistic outlook. Beginning in July, however, consumer confidence dropped as the presidential election approached. With the candidates and the public focusing on issues such as Iraq, terrorism, and the economy, spending and investing also declined.

WHAT FACTORS MOST SIGNIFICANTLY AFFECTED THE FUND'S ABSOLUTE AND RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

While the Fund posted strong absolute performance during the reporting period, it underperformed the Russell Midcap(R) Index. The Fund's holdings in the materials, capital goods and insurance industry groups underperformed relative to securities in the benchmark.

Since the Russell Midcap(R) Value Index is capitalization weighted, it has larger weightings in securities with larger market capitalizations. MainStay Mid Cap Opportunity Fund attempts to have equal weights among the securities in the portfolio. For the year ended October 31, 2004, the Russell Midcap(R) Value Index was approximately 50% weighted in the top 25% of companies ranked by market capitalization. This contributed significantly to the return of the Index. The MainStay Mid Cap Opportunity Fund, which was invested in some but not all of the stocks in the benchmark Index, was weighted only 29% in the top 25% of mid-cap companies ranked by market capitalization. The Fund's underweighted position and lower overall exposure to the top 25% of companies relative to the Index detracted from the Fund's relative performance.

WHAT WERE THE FUND'S STRONGEST-PERFORMING STOCKS DURING THE REPORTING PERIOD?

On the basis of total returns alone, mass merchandising company Kmart Holding (+203.7%)(3) was the Fund's strongest performer, followed by Autodesk (+136.3%), a worldwide supplier of PC software and multimedia tools, and Overseas Shipholding Group (+100.9%), an independent bulk shipping company. Other holdings with strong total returns included Mandalay Resort Group and Choice Hotels International. On the basis of impact, which takes weightings, total returns, and holding periods into account, the stock that made the greatest overall positive contribution to the Fund's performance, was Autodesk, followed by Kmart Holding, Overseas Shipholding Group, cigarette company Reynolds American, and electric-power and financial-services company Edison International.

WHAT STOCKS DETRACTED FROM RESULTS?

Maxtor (-50.8%), which provides hard disk drive products for desktop computer systems, was the Fund's worst performer both in terms of total return

Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.
1 See footnote on page 31 for more information on the Russell Midcap(R) Index.
2 The S&P MidCap 400(R) Index is an unmanaged market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity, and industry-group representation and is generally considered representative of the market for domestic mid cap stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3 Percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the 12 months ended 10/31/04, or for the portion of the reporting period such securities were held in the Fund, if shorter.

                                                    www.mainstayfunds.com     33
and impact (or negative contribution to overall performance). Other stocks that had a negative overall impact on the Fund's performance included New York Community Bancorp (-32.7%), a bank holding company; Citrix Systems (-37.5%), a software and information-technology services company; Quanta Services (-36.3%), which provides contracting services to various industries; and Sanmina-SCI (-34.7%), a global electronics manufacturing services company.

WHICH INDUSTRY GROUPS PROVIDED THE STRONGEST AND WEAKEST PERFORMANCE?

The energy industry group was particularly strong, followed by transportation, and utilities. Food, beverage & tobacco and real estate rounded out the Fund's top five industry groups for the reporting period. Automobiles & components was the Fund's weakest industry group, followed by the technology hardware & equipment, pharmaceuticals & biotechnology, semiconductors & semiconductor equipment, and materials industry groups.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

Based on our proprietary model, the Fund selects stocks that have relatively improving operating characteristics and are relatively undervalued. The Fund purchased First BanCorp (+44.7%) in May 2004, after the commercial lender saw a strong increase in loans and investments. The Fund purchased Black & Decker (+35.0%) in July 2004, when improving profitability at the manufacturer and marketer of home-improvement products helped the stock meet the Fund's purchase criteria. The Fund also purchased Hershey Foods (+31.6%) in November 2003, when the consumer food products and chocolate company showed a strong balance sheet and solid performance.

WHAT STOCKS WERE ELIMINATED DURING THE PERIOD?

The Fund sells stocks that exhibit deteriorating operating results and/or are relatively overvalued. During the reporting period, the Fund sold Mandalay Resort Group, which owns and operates several properties in Las Vegas. The stock enhanced Fund results and was eliminated when our quantitative model indicated that the stock was relatively overvalued. GreenPoint Financial, a bank holding company, was eliminated when the company was acquired by North Fork Bancorp. We also sold J.B. Hunt Transport Services, a provider of transport services for automotive parts, department store merchandise, chemicals, and manufacturing materials. While the stock had performed well for the Fund, we were concerned about the impact of rising diesel-fuel costs on the company's future earnings.

DID THE FUND CHANGE ITS INDUSTRY GROUP WEIGHTINGS?

Weighting changes in the Fund's portfolio result from a combination of security performance, industry performance, and the Fund's security selection. The Fund increased its weighting in energy from 1.3% on October 31, 2003, to 10.0% on October 31, 2004. The shift in weighting was the result of new purchases and improved performance of the industry group relative to other industry groups. Over the same period, another significant change was a decrease in the technology hardware & equipment industry group from 12.78% to 4.68%. The decline in weighting was a result of the sale of several positions and weaker relative performance.

WHAT IS YOUR OUTLOOK FOR THE FUND?

As always, the Fund will continue to focus on securities that are appropriate given its stated objective and its valuation and quality parameters.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY MID CAP OPPORTUNITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 34   MainStay Mid Cap Opportunity Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004


                                                           SHARES          VALUE
COMMON STOCKS (95.8%)+
--------------------------------------------------------------------------------
CAPITAL MARKETS (0.6%)
Bear Stearns Cos., Inc. (The)                               2,097   $    198,691
                                                                    ------------
COMMERCIAL BANKS (2.5%)
Bank of America Corp.                                       7,400        331,446
First BanCorp                                               5,700        310,821
Silicon Valley Bancshares (a)                               6,300        252,063
                                                                    ------------
                                                                         894,330
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (5.2%)
Brink's Co. (The)                                          17,200        552,120
Cendant Corp.                                               9,100        187,369
Copart, Inc. (a)                                           21,500        399,470
Deluxe Corp.                                                  600         22,854
IKON Office Solutions, Inc.                                43,600        457,800
Kelly Services, Inc. Class A                                9,400        253,001
                                                                    ------------
                                                                       1,872,614
                                                                    ------------
COMPUTERS & PERIPHERALS (3.7%)
Dell, Inc. (a)                                              4,800        168,288
Imation Corp.                                              13,200        412,764
InFocus Corp. (a)                                          57,900        372,876
PalmOne, Inc. (a)                                          13,300        385,301
                                                                    ------------
                                                                       1,339,229
                                                                    ------------
CONSUMER FINANCE (2.4%)
AmeriCredit Corp. (a)                                      22,500        436,500
Student Loan Corp. (The)                                      700        102,550
WFS Financial, Inc. (a)                                     7,600        334,856
                                                                    ------------
                                                                         873,906
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES (1.9%)
VCIT Group, Inc.                                           16,700        674,680
                                                                    ------------
ELECTRIC UTILITIES (2.0%)
VEdison International                                      23,400        713,700
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
Tektronix, Inc.                                             8,700        263,871
                                                                    ------------
FOOD & STAPLES RETAILING (1.0%)
Albertson's, Inc.                                          10,600        241,786
SUPERVALU, Inc.                                             3,900        115,011
                                                                    ------------
                                                                         356,797
                                                                    ------------
FOOD PRODUCTS (6.2%)
Hershey Foods Corp.                                         4,400        223,036
Hormel Foods Corp.                                          6,400        179,904
VKraft Foods, Inc. Class A                                 18,300        609,573


                                                           SHARES          VALUE
FOOD PRODUCTS (CONTINUED)
McCormick & Co., Inc.                                       6,600   $    233,838
Pilgrim's Pride Corp. Class B                              20,700        559,728
Tyson Foods, Inc. Class A                                  28,400        411,800
                                                                    ------------
                                                                       2,217,879
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.3%)
Bausch & Lomb, Inc.                                         3,800        231,648
Fisher Scientific International, Inc. (a)                   4,368        250,548
                                                                    ------------
                                                                         482,196
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (2.4%)
Humana, Inc. (a)                                           15,700        300,655
Manor Care, Inc.                                            8,100        265,194
PacifiCare Health Systems, Inc. (a)                         7,800        277,836
                                                                    ------------
                                                                         843,685
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE (1.8%)
Choice Hotels International, Inc.                           1,900         94,810
Darden Restaurants, Inc.                                   16,200        396,900
Outback Steakhouse, Inc.                                    3,900        154,401
                                                                    ------------
                                                                         646,111
                                                                    ------------
HOUSEHOLD DURABLES (7.5%)
Black & Decker Corp. (The)                                  6,600        529,848
Fortune Brands, Inc.                                        4,700        342,254
M.D.C. Holdings, Inc.                                       1,320        101,310
Newell Rubbermaid, Inc.                                    25,800        556,248
NVR, Inc. (a)                                                 400        250,800
Ryland Group, Inc. (The)                                    1,300        124,007
Stanley Works (The)                                        13,200        587,664
Toll Brothers, Inc. (a)                                     4,400        203,940
                                                                    ------------
                                                                       2,696,071
                                                                    ------------
HOUSEHOLD PRODUCTS (2.4%)
Clorox Co. (The)                                           10,500        573,300
Energizer Holdings, Inc. (a)                                6,000        278,580
                                                                    ------------
                                                                         851,880
                                                                    ------------
INDUSTRIAL CONGLOMERATES (0.2%)
Alleghany Corp. (a)                                           300         86,670
                                                                    ------------

INSURANCE (2.6%)
MBIA, Inc.                                                  4,700        271,942
VTorchmark Corp.                                           12,100        653,642
                                                                    ------------
                                                                         925,584
                                                                    ------------

+   Percentages indicated are based on Fund net assets.
V   Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS (1.2%)
Eastman Kodak Co.                                          14,400   $    436,032
                                                                    ------------
MACHINERY (1.8%)
VTerex Corp. (a)                                           16,800        638,400
                                                                    ------------
METALS & MINING (2.7%)
VNucor Corp.                                               16,700        705,241
United States Steel Corp.                                   7,400        271,728
                                                                    ------------
                                                                         976,969
                                                                    ------------
MULTILINE RETAIL (4.0%)
Dillard's, Inc. Class A                                    23,700        485,613
Federated Department Stores, Inc.                           3,400        171,530
Kmart Holding Corp. (a)                                     4,700        432,588
Saks, Inc. (a)                                             17,100        208,962
Sears, Roebuck and Co.                                      3,400        119,000
                                                                    ------------
                                                                       1,417,693
                                                                    ------------
MULTI-UTILITIES & UNREGULATED POWER (2.4%)
Reliant Energy, Inc. (a)                                   53,800        553,064
Williams Cos., Inc. (The)                                  23,700        296,487
                                                                    ------------
                                                                         849,551
                                                                    ------------
OIL & GAS (10.0%)
Amerada Hess Corp.                                          6,300        508,473
Burlington Resources, Inc.                                 12,300        510,450
Overseas Shipholding Group, Inc.                            7,600        432,820
Premcor, Inc.                                              11,100        433,344
Sunoco, Inc.                                                7,300        542,828
Tesoro Petroleum Corp. (a)                                 18,000        545,040
VValero Energy Corp.                                       14,000        601,580
                                                                    ------------
                                                                       3,574,535
                                                                    ------------
PAPER & FOREST PRODUCTS (1.4%)
Louisiana-Pacific Corp.                                    19,900        487,749
                                                                    ------------

PERSONAL PRODUCTS (1.4%)
Estee Lauder Cos., Inc. (The) Class A                      11,400        489,630
                                                                    ------------

PHARMACEUTICALS (1.4%)
Pfizer, Inc.                                               17,500        506,625
                                                                    ------------


                                                           SHARES          VALUE
REAL ESTATE (3.5%)
Equity Office Properties Trust                             14,800   $    416,176
Impac Mortgage Holdings, Inc.                              13,400        302,974
LNR Property Corp.                                          4,700        293,938
Reckson Associates Realty Corp.                             7,900        239,765
                                                                    ------------
                                                                       1,252,853
                                                                    ------------
ROAD & RAIL (1.9%)
VLaidlaw International, Inc. (a)                           40,200        670,134
                                                                    ------------

SOFTWARE (3.7%)
VActivision, Inc. (a)                                      52,700        763,096
Autodesk, Inc.                                             10,400        548,600
                                                                    ------------
                                                                       1,311,696
                                                                    ------------
SPECIALTY RETAIL (3.7%)
Barnes & Noble, Inc. (a)                                    3,500        116,445
Circuit City Stores, Inc.                                  22,000        357,500
Home Depot, Inc. (The)                                      2,300         94,484
VSherwin-Williams Co. (The)                                14,000        598,080
Zale Corp. (a)                                              5,800        165,416
                                                                    ------------
                                                                       1,331,925
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Reebok International Ltd.                                   3,500        129,500
                                                                    ------------

THRIFTS & MORTGAGE FINANCE (9.7%)
Astoria Financial Corp.                                     6,900        269,721
Countrywide Financial Corp.                                10,198        325,622
Doral Financial Corp.                                       4,800        201,504
Fannie Mae                                                  2,600        182,390
Freddie Mac                                                 5,200        346,320
Fremont General Corp.                                      18,300        393,450
Independence Community Bank Corp.                           4,800        180,624
IndyMac Bancorp, Inc.                                       6,900        222,594
MGIC Investment Corp.                                       3,000        192,930
New Century Financial Corp.                                10,800        595,620
PMI Group, Inc. (The)                                       5,600        217,392
R&G Financial Corp. Class B                                 3,700        139,194
Radian Group, Inc.                                          4,200        201,306
                                                                    ------------
                                                                       3,468,667
                                                                    ------------
TOBACCO (1.0%)
Reynolds American, Inc.                                     5,100        351,186
                                                                    ------------

 36   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (1.2%)
Grainger (W.W.), Inc.                                       7,300   $    427,707
                                                                    ------------
Total Common Stocks (Cost $30,404,503)                                34,258,746
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENT (3.7%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.7%)
Bank of New York (The)
  1.65%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity $1,314,181
  (Collateralized by Federal National Mortgage
  Association 4.124%, due 3/1/33 with a Principal
  Amount of $2,100,000 and a Market Value of
  $2,142,484 including accrued interest)            $   1,314,000      1,314,000
                                                                    ------------
Total Short-Term Investment (Cost $1,314,000)                          1,314,000
                                                                    ------------
Total Investments (Cost $31,718,503) (b)                     99.5%    35,572,746(c)
Cash and Other Assets,
  Less Liabilities                                            0.5        196,724
                                                    -------------   ------------
Net Assets                                                  100.0%  $ 35,769,470
                                                    =============   ============

(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $31,708,485.
(c)  At October 31, 2004 net unrealized appreciation was
     $3,864,261, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,643,773 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $779,512.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $31,718,503)                  $35,572,746
Cash                                                   5,560
Receivables:
  Fund shares sold                                   247,523
  Dividends and interest                              18,439
Other assets                                          12,144
                                                 -----------
    Total assets                                  35,856,412
                                                 -----------
LIABILITIES:
Payables:
  Professional                                        27,438
  Manager                                             13,550
  Transfer agent                                      10,643
  NYLIFE Distributors                                  9,577
  Fund shares redeemed                                 5,316
  Custodian                                            2,604
Accrued expenses                                      17,814
                                                 -----------
    Total liabilities                                 86,942
                                                 -----------
Net assets                                       $35,769,470
                                                 ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  1 billion shares authorized:
  Class A                                        $     2,796
  Class B                                              2,487
  Class C                                              2,139
  Class I                                              7,852
Additional paid-in capital                        30,571,765
Accumulated undistributed net realized gain
  on investments                                   1,328,188
Net unrealized appreciation on investments         3,854,243
                                                 -----------
Net assets                                       $35,769,470
                                                 ===========
CLASS A
Net assets applicable to outstanding shares      $ 6,554,422
                                                 ===========
Shares of capital stock outstanding                  279,557
                                                 ===========
Net asset value per share outstanding            $     23.45
Maximum sales charge (5.50% of offering price)          1.36
                                                 -----------
Maximum offering price per share outstanding     $     24.81
                                                 ===========
CLASS B
Net assets applicable to outstanding shares      $ 5,756,017
                                                 ===========
Shares of capital stock outstanding                  248,695
                                                 ===========
Net asset value and offering price per share
  outstanding                                    $     23.14
                                                 ===========
CLASS C
Net assets applicable to outstanding shares      $ 4,950,826
                                                 ===========
Shares of capital stock outstanding                  213,906
                                                 ===========
Net asset value and offering price per share
  outstanding                                    $     23.14
                                                 ===========
CLASS I
Net assets applicable to outstanding shares      $18,508,205
                                                 ===========
Shares of capital stock outstanding                  785,164
                                                 ===========
Net asset value and offering price per share
  outstanding                                    $     23.57
                                                 ===========

 38   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                   $  266,618
  Interest                                             9,391
                                                  ----------
    Total income                                     276,009
                                                  ----------
EXPENSES:
  Manager                                            190,634
  Registration                                        44,531
  Professional                                        33,068
  Transfer agent -- Classes A, B and C                24,515
  Transfer agent -- Class I                           29,290
  Distribution -- Class B                             14,747
  Distribution -- Class C                             13,003
  Custodian                                            8,742
  Trustees                                             7,941
  Service -- Class A                                   5,683
  Service -- Class B                                   4,916
  Service -- Class C                                   4,334
  Service -- Service Class                                 9
  Shareholder communication                            5,169
  Portfolio pricing                                    3,946
  Miscellaneous                                       14,966
                                                  ----------
    Total expenses before reimbursement              405,494
  Expense reimbursement from Manager                (126,156)
  Fees paid indirectly (See Note 2(E))                (3,310)
                                                  ----------
    Net expenses                                     276,028
                                                  ----------
Net investment loss                                      (19)
                                                  ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   1,340,083
Net change in unrealized appreciation on
  investments                                      1,004,716
                                                  ----------
Net realized and unrealized gain on investments    2,344,799
                                                  ----------
Net increase in net assets resulting from
  operations                                      $2,344,780
                                                  ==========

(a) Dividends recorded net of foreign withholding taxes in the amount of $95.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2004 AND OCTOBER 31, 2003

                                               2004           2003
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income (loss)           $       (19)  $    229,089
 Net realized gain on investments         1,340,083     10,470,034
 Net change in unrealized appreciation
  on investments                          1,004,716        787,704
                                        --------------------------
 Net increase in net assets resulting
  from operations                         2,344,780     11,486,827
                                        --------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class I                                       --       (220,660)
   Service Class                                 --             (1)

 From net realized gain on investments:
   Class C                                      (11)            --
   Class I                                 (109,405)            --
   Service Class                               (167)            --
                                        --------------------------
 Total dividends and distributions to
  shareholders                             (109,583)      (220,661)
                                        --------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                                6,832,118             --
   Class B                                5,871,147             --
   Class C                                4,954,042          1,148
   Class I                                8,968,490      6,543,744
   Service Class                             21,108          1,529

 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class C                                       10             --
   Class I                                  109,130        219,240
   Service Class                                167              1
                                        --------------------------
                                         26,756,212      6,765,662

 Cost of shares redeemed:
   Class A                                 (408,728)            --
   Class B                                 (218,504)            --
   Class C                                 (132,476)          (104)
   Class I                               (6,057,924)   (55,643,197)
   Service Class                            (24,327)            --
                                        --------------------------
                                         (6,841,959)   (55,643,301)
                                        --------------------------
    Increase (decrease) in net assets
     derived from capital share
     transactions                        19,914,253    (48,877,639)
                                        --------------------------
    Net increase (decrease) in net
     assets                              22,149,450    (37,611,473)

                                               2004           2003

NET ASSETS:
Beginning of year                       $13,620,020   $ 51,231,493
                                        --------------------------
End of year                             $35,769,470   $ 13,620,020
                                        ==========================

 40   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                              CLASS A        CLASS B                  CLASS C
                                            -----------    -----------    --------------------------------
                                            JANUARY 2,     JANUARY 2,                         DECEMBER 30,
                                              2004**         2004**          YEAR                2002**
                                              THROUGH        THROUGH         ENDED              THROUGH
                                            OCTOBER 31,    OCTOBER 31,    OCTOBER 31,         OCTOBER 31,
                                               2004           2004           2004                 2003
Net asset value at beginning of period        $21.93         $21.79         $20.86               $15.87
                                              ------         ------         ------               ------
Net investment income (loss)                   (0.01)         (0.07)         (0.07)               (0.06)(a)
Net realized and unrealized gain (loss) on
  investments                                   1.53           1.42           2.50                 5.05
                                              ------         ------         ------               ------
Total from investment operations                1.52           1.35           2.43                 4.99
                                              ------         ------         ------               ------
Less dividends and distributions:
  From net investment income                      --             --             --                   --
  From net realized gain on investments           --             --          (0.15)                  --
                                              ------         ------         ------               ------
Total dividends and distributions                 --             --          (0.15)                  --
                                              ------         ------         ------               ------
Net asset value at end of period              $23.45         $23.14         $23.14               $20.86
                                              ======         ======         ======               ======
Total investment return (b)                     6.93%(c)       6.20%(c)      11.71%               31.44%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)               (0.21%)+       (0.96%)+       (0.96%)              (0.53%)+
    Net expenses                                1.53%+#        2.28%+#        2.28%#               2.13%+#
    Expenses (before reimbursement)             2.13%+#        2.88%+#        2.88%#               2.37%+#
Portfolio turnover rate                           43%            43%            43%                  90%
Net assets at end of period (in 000's)        $6,554         $5,756         $4,951               $    1

*    The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
+    Annualized.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.09%, 0.13% and 0.15% of average net assets for the years or periods ended October 31, 2004, October 31,
     2003, October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.02% of average net assets for the year ended
     December 31, 2000.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Restated.

 42   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         CLASS I
-------------------------------------------------------------------------------------------------------------------------
                                                                      JANUARY 1,
                                                                         2001
                                                                        THROUGH
                         YEAR ENDED OCTOBER 31,                       OCTOBER 31,               YEAR ENDED DECEMBER 31,
               2004               2003               2002                2001*                  2000               1999
             $ 21.01            $ 16.16            $ 16.30              $ 16.93               $ 16.06            $ 17.73
             -------            -------            -------              -------               -------            -------
                0.05               0.08(a)            0.09                 0.06                  0.06               0.11
                2.66               4.84              (0.14)               (0.69)                 0.88              (0.13)
             -------            -------            -------              -------               -------            -------
                2.71               4.92              (0.05)               (0.63)                 0.94              (0.02)
             -------            -------            -------              -------               -------            -------
                  --              (0.07)             (0.09)                  --                 (0.06)             (0.11)
               (0.15)                --                 --                   --                 (0.01)             (1.54)
             -------            -------            -------              -------               -------            -------
               (0.15)             (0.07)             (0.09)                  --                 (0.07)             (1.65)
             -------            -------            -------              -------               -------            -------
             $ 23.57            $ 21.01            $ 16.16              $ 16.30               $ 16.93            $ 16.06
             =======            =======            =======              =======               =======            =======
               12.97%             30.59%             (0.38%)              (3.72%)(c)             5.83%              0.04%
                0.26%              0.47%              0.46%                0.41%+                0.35%              0.51%
                1.06%#             1.13%#             1.17%#               1.19%+#(d)            1.06%#             1.05%
                1.66%#             1.37%#             1.29%#               1.22%+#(d)            1.06%#             1.05%
                  43%                90%                75%                  69%                  114%                51%
             $18,508            $13,617            $51,231              $56,907               $67,401            $83,064

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         SERVICE CLASS++
                                            -----------------------------------------
                                            NOVEMBER 1,                     JULY 1,
                                               2003           YEAR           2002*
                                              THROUGH         ENDED         THROUGH
                                            JANUARY 9,     OCTOBER 31,    OCTOBER 31,
                                               2004           2003           2002
Net asset value at beginning of period        $20.97         $16.16         $17.77
                                              ------         ------         ------
Net investment income                           0.00(b)        0.05(a)        0.06
Net realized and unrealized gain (loss) on
  investments                                   1.35           4.81          (1.67)
                                              ------         ------         ------
Total from investment operations                1.35           4.86          (1.61)
                                              ------         ------         ------
Less dividends and distributions:
  From net investment income                      --          (0.05)            --
  From net realized gain on investments        (0.15)            --             --
                                              ------         ------         ------
Total dividends and distributions              (0.15)         (0.05)            --
                                              ------         ------         ------
Net asset value at end of period              $22.17         $20.97         $16.16
                                              ======         ======         ======
Total investment return (c)                     6.47%(d)      30.18%         (9.06%)(d)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)               (0.22%)+        0.22%          0.21%+
    Net expenses                                1.31%+#        1.38%#         1.42%+#
    Expenses (before reimbursement)             2.45%+#        1.62%#         1.54%+#
Portfolio turnover rate                            9%            90%            75%
Net assets at end of period (in 000's)        $    0         $    2         $    0(e)

*    Commencement of Operations.
+    Annualized.
++   Service Class shares ceased operations on January 9, 2004.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.09% and 0.13% of average net assets for the
     years or periods ended January 9, 2004, October 31, 2003 and
     October 31, 2002, respectively.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges.
     Service Class is not subject to sales charges.
(d)  Total return is not annualized.
(e)  Less than one thousand dollars.

 44   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY S&P 500 INDEX FUND

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       5.51%  -3.17%  10.20%
Excluding sales charges  8.77   -2.58   10.53

(LINE GRAPH FOR CLASS A SHARES)

                                                                MAINSTAY S&P 500 INDEX FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
10/31/94                                                                    9700                              10000
                                                                           12197                              12644
                                                                           15037                              15691
                                                                           19771                              20729
                                                                           23999                              25288
                                                                           30088                              31779
                                                                           31820                              33715
                                                                           23860                              25319
                                                                           20188                              21494
                                                                           24278                              25965
10/31/04                                                                   26407                              28411

  --   MainStay S&P 500 Index Fund  --   S&P 500 Index

 CLASS I SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         9.10%  -2.35%  10.78%

(LINE GRAPH FOR CLASS I SHARES)

                                                                MAINSTAY S&P 500 INDEX FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
10/31/94                                                                  10000.00                           10000.00
                                                                          12599.00                           12644.00
                                                                          15565.00                           15691.00
                                                                          20507.00                           20729.00
                                                                          24954.00                           25288.00
                                                                          31351.00                           31779.00
                                                                          33226.00                           33715.00
                                                                          24954.00                           25319.00
                                                                          21154.00                           21494.00
                                                                          25508.00                           25965.00
10/31/04                                                                  27829.00                           28411.00

  --   MainStay S&P 500 Index Fund  --   S&P 500 Index

                                               ONE      FIVE     TEN
BENCHMARK PERFORMANCE                          YEAR    YEARS    YEARS

S&P 500(R) Index(1)                            9.42%   -2.22%   11.01%
Average Lipper S&P 500 Index objective
  fund(2)                                      8.75    -2.74    10.53

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be discontinued at any time after December 31, 2004. Performance for Class A shares, first offered 1/2/04, includes the historical performance of Class I shares from inception (1/2/91) through 12/31/03 adjusted to reflect the applicable sales charge and fees and expenses for Class A shares.

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                    www.mainstayfunds.com     45

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY S&P 500 INDEX FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                               ENDING ACCOUNT                         ENDING ACCOUNT
                                                VALUE (BASED                           VALUE (BASED
                               BEGINNING         ON ACTUAL          EXPENSES         ON HYPOTHETICAL          EXPENSES
                                ACCOUNT         RETURNS AND           PAID            5% ANNUALIZED             PAID
                                 VALUE           EXPENSES)           DURING             RETURN AND             DURING
SHARE CLASS(1)                  5/1/04            10/31/04           PERIOD          ACTUAL EXPENSES)          PERIOD

CLASS A SHARES                 $1,000.00         $1,026.45           $3.01              $1,022.05              $3.00
----------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00         $1,028.10           $1.53              $1,023.50              $1.53
----------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     96.8
Short Term Investments                                                             5.4
Liabilities in excess of cash and other assets                                    -2.2

See Portfolio of Investments on page 49 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Electric Co.
 2.  ExxonMobil Corp.
 3.  Microsoft Corp.
 4.  Citigroup, Inc.
 5.  Wal-Mart Stores, Inc.
 6.  Pfizer, Inc.
 7.  Bank of America Corp.
 8.  Johnson & Johnson
 9.  American International Group, Inc.
10.  International Business Machines Corp.

 46   MainStay S&P 500 Index Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Francis J. Ok of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its total assets in stocks contained in the S&P 500(R) Index(1) in the same proportion, to the extent feasible, as they are represented in the Index. In implementing this strategy, we use statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the Index.

WHAT WERE THE MAJOR FACTORS THAT AFFECTED THE STOCK MARKET DURING THE 12-MONTH REPORTING PERIOD?

The reporting period began amid changing investor sentiment. Concerns over the economy gave way to optimism that a sustainable recovery might be underway. Several factors helped support the economy, including the lowest interest rates seen in 45 years and a generous tax-cut package. The weaker dollar helped stimulate export activity, and low inventory levels prompted additional business investment.

Investors, however, were not able to sustain the strong stock-market gains posted in the fourth quarter of 2003. Although stocks did surge into early February 2004, the latter part of February and much of March proved troublesome for the equity market. Terrorism muted any momentum that had been building in the markets when an attack in Madrid, combined with the assassination of Hamas leader Sheik Ahmed Yasin, drove equities lower. Ongoing violence against U.S. troops and civilians involved in rebuilding Iraq further troubled the financial markets. Instability in the Middle East and geopolitical difficulties elsewhere continued to present obstacles for equity investors.

Caution was a market theme in the second and third quarters of 2004. Record-breaking oil prices heightened the threat of inflation. Meanwhile, investors seemed preoccupied with the uncertainty surrounding the November presidential election. The Federal

Open Market Committee raised the targeted federal funds rate 25 basis points three times during the reporting period--in June, August, and September. Even so, the Federal Reserve remained optimistic that the economy could weather the "soft patch" brought on by high energy prices and other forces.

WHAT WERE THE BEST-PERFORMING SUBINDUSTRIES(2) IN THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

On the basis of total returns alone, Internet retail (+74.49%)(3) was the best-performing subindustry for the 12 months ended October 31, 2004. Other top-performing subindustries included fertilizers & agricultural chemicals (+70.66%), oil & gas refining, marketing & transportation (+68.00%), Internet software & services (+65.63%), and wireless telecommunication services (+59.51%).

The subindustries that made the greatest positive contribution to the performance of the Index, however, all had higher weightings and lower total returns. On the basis of impact, which takes weightings and total returns both into consideration, the leading subindustry was integrated oil & gas (+38.52%), followed by industrial conglomerates (+18.38%), diversified banks (+13.99%), electrical utilities (+22.03%), and aerospace & defense (+18.56%).

WHICH SUBINDUSTRIES WERE THE WORST PERFORMERS?

On the basis of total returns alone, the worst-performing subindustries in the Index for the 12-month reporting period were IT consulting & other services (-30.86%), semiconductor equipment (-29.57%), insurance brokers (-28.61%), semiconductors (-24.29%), and airlines (-22.46%).

For the 12 months ended October 31, 2004, semiconductors (-24.29%) was the subindustry with the greatest negative impact on Index performance when weightings and total returns were both taken into account. Pharmaceuticals (-5.68%) was next, followed by semiconductor equipment (-29.57%),

Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 45 for more information on the S&P 500(R) Index.
2. The Global Industry Classification Standard categorizes companies by sector, industry group, industry, and subindustry. Results in this section of the annual report reflect subindustry and company performance. In the Portfolio of Investments that follows, companies are listed by industry.
3. Percentages reflect the total-return performance, including reinvestment of all dividends and capital gains, of the subindustries or the securities mentioned for the 12 months ended 10/31/04. Due to purchases and sales, the performance of Fund holdings may differ from that of the sub-industries or securities themselves.

                                                    www.mainstayfunds.com     47
hypermarkets & super centers (-5.88%), and broadcast & cable TV (-13.76%).

WHICH INDIVIDUAL STOCKS HAD THE HIGHEST TOTAL RETURNS DURING THE REPORTING
PERIOD?

For the 12 months ended October 31, 2004, the best-performing company in the S&P 500(R) Index on the basis of total returns alone was Autodesk (+174.03%). The second-best performer was TXU (+168.27%), followed by Apple Computer (+129.49%), Allegheny Technology (+119.74%), and Valero Energy (+101.26%).

As impressive as these returns may be, the five stocks that made the greatest positive contribution to the performance of the S&P 500(R) Index all had higher weightings and lower total returns. On the basis of impact, which takes weightings and total returns both into account, the strongest positive contributor to the performance of the Index for the 12-month period was ExxonMobil (+34.55%), followed by General Electric (+17.61%), ChevronTexaco (+42.83%), QUALCOMM (+76.04%), and eBay (+74.49%).

WHICH STOCKS WERE THE WEAKEST PERFORMERS DURING THE REPORTING PERIOD?

On the basis of total returns alone, the worst-performing stock in the S&P 500(R) Index during the 12 months ended October 31, 2004, was CIENA (-61.47%). Other weak performers included Delta Airlines (-58.14%), Winn-Dixie Stores (-57.48%), LSI Logic (-50.76%), and Calpine (-45.99%).

On the basis of impact, which takes weightings and total returns both into account, Intel (-32.65%) made the greatest negative contribution to the performance of the Index for the 12-month reporting period. Merck (-29.24%) was next, followed by Wal-Mart Stores (-8.53%), Pfizer (-8.39%), and Citigroup (-6.39%).

WERE THERE ANY CHANGES MADE TO THE FUND OR THE INDEX DURING THE PERIOD?

The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization, or face financial difficulties. Standard & Poor's may also occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of our economy. During the fiscal year ended October 31, 2004, there were 13 companies deleted from the S&P 500(R) Index and 13 companies added to it. Among the deleted companies were familiar names such as Tupperware, American Greetings, John Hancock Financial Services, and AT&T Wireless. Among the additions were such well-known companies as Caremark Rx, E*Trade Financial, Valero Energy, and Coach.

WHAT DO YOU ANTICIPATE GOING FORWARD?

After the reporting period ended, President Bush was reelected, which served as a short-term catalyst for a surge in the equity markets. In our opinion, however, it remains to be seen whether the direction of oil prices and inflation--and their effects on corporate profits--will quell some of the market's anxieties or exacerbate them.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY S&P 500 INDEX FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 48   MainStay S&P 500 Index Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004


                                                           SHARES            VALUE
COMMON STOCKS (96.8%)+
----------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.9%)
Boeing Co. (The)                                           97,630   $    4,871,737
General Dynamics Corp.                                     22,993        2,348,045
Goodrich Corp.                                             13,677          421,662
Honeywell International, Inc.                              99,944        3,366,114
Lockheed Martin Corp.                                      51,706        2,848,483
Northrop Grumman Corp.                                     41,823        2,164,340
Raytheon Co.                                               52,066        1,899,368
Rockwell Collins, Inc.                                     20,777          736,960
United Technologies Corp.                                  59,457        5,518,799
                                                                    --------------
                                                                        24,175,508
                                                                    --------------
AIR FREIGHT & LOGISTICS (1.1%)
FedEx Corp.                                                34,937        3,183,459
Ryder System, Inc.                                          7,399          370,690
United Parcel Service, Inc. Class B                       130,770       10,354,369
                                                                    --------------
                                                                        13,908,518
                                                                    --------------
AIRLINES (0.1%)
Delta Air Lines, Inc. (a)(d)                               14,500           79,025
Southwest Airlines Co.                                     91,393        1,441,268
                                                                    --------------
                                                                         1,520,293
                                                                    --------------
AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber Co.                                    8,656          168,619
Dana Corp.                                                 17,405          259,509
Delphi Corp.                                               65,449          550,426
Goodyear Tire & Rubber Co. (The) (a)                       20,481          206,448
Johnson Controls, Inc.                                     21,975        1,260,266
Visteon Corp.                                              15,055          107,041
                                                                    --------------
                                                                         2,552,309
                                                                    --------------
AUTOMOBILES (0.6%)
Ford Motor Co. (d)                                        212,803        2,772,823
General Motors Corp.                                       65,446        2,522,943
Harley-Davidson, Inc.                                      34,262        1,972,464
                                                                    --------------
                                                                         7,268,230
                                                                    --------------
BEVERAGES (2.3%)
Adolph Coors Co. Class B                                    4,341          289,545
Anheuser-Busch Cos., Inc.                                  92,989        4,644,800
Brown-Forman Corp. Class B                                 14,194          637,311
Coca-Cola Co. (The) (c)                                   282,050       11,468,153
Coca-Cola Enterprises, Inc.                                54,585        1,141,372
Pepsi Bottling Group, Inc. (The)                           30,197          846,724
PepsiCo, Inc.                                             196,957        9,765,128
                                                                    --------------
                                                                        28,793,033
                                                                    --------------


                                                           SHARES            VALUE
BIOTECHNOLOGY (1.2%)
Amgen, Inc. (a)                                           147,180   $    8,359,824
Biogen Idec, Inc. (a)                                      39,502        2,297,437
Chiron Corp. (a)(d)                                        21,890          709,674
Genzyme Corp. (a)                                          26,372        1,383,739
Gilead Sciences, Inc. (a)                                  50,029        1,732,504
MedImmune, Inc. (a)                                        29,365          834,553
                                                                    --------------
                                                                        15,317,731
                                                                    --------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc. (a)                           25,246          923,246
Masco Corp.                                                50,387        1,726,259
                                                                    --------------
                                                                         2,649,505
                                                                    --------------
CAPITAL MARKETS (2.7%)
Bank of New York Co., Inc. (The)                           89,904        2,918,284
Bear Stearns Cos., Inc. (The)                              12,041        1,140,885
Charles Schwab Corp. (The)                                157,534        1,441,436
E*TRADE Financial Corp. (a)                                42,520          548,508
Federated Investors, Inc. Class B                          12,566          364,288
Franklin Resources, Inc.                                   29,085        1,763,133
Goldman Sachs
  Group, Inc. (The)                                        56,518        5,560,241
Janus Capital Group, Inc.                                  27,969          426,527
Lehman Brothers Holdings, Inc.                             31,584        2,594,626
Mellon Financial Corp.                                     49,338        1,425,868
Merrill Lynch & Co., Inc.                                 109,382        5,900,065
Morgan Stanley                                            127,536        6,515,814
Northern Trust Corp.                                       25,838        1,099,148
State Street Corp.                                         39,002        1,757,040
T. Rowe Price Group, Inc.                                  14,627          815,748
                                                                    --------------
                                                                        34,271,611
                                                                    --------------
CHEMICALS (1.6%)
Air Products & Chemicals, Inc.                             26,588        1,413,950
Dow Chemical Co. (The)                                    109,228        4,908,706
E.I. du Pont de
  Nemours & Co.                                           116,250        4,983,637
Eastman Chemical Co.                                        9,049          429,556

+   Percentages indicated are based on Fund net assets.

V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.


    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES            VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------------
CHEMICALS (CONTINUED)
Ecolab, Inc.                                               30,133   $    1,020,002
Engelhard Corp.                                            14,886          421,274
Great Lakes Chemical Corp.                                  5,856          150,031
Hercules, Inc. (a)                                         12,882          183,955
International Flavors & Fragrances, Inc.                   10,953          427,715
Monsanto Co.                                               30,588        1,307,637
PPG Industries, Inc.                                       19,815        1,263,206
Praxair, Inc.                                              38,097        1,607,693
Rohm & Haas Co.                                            25,836        1,095,188
Sigma-Aldrich Corp.                                         8,009          445,621
                                                                    --------------
                                                                        19,658,171
                                                                    --------------
COMMERCIAL BANKS (5.9%)
AmSouth Bancorp                                            40,859        1,078,269
VBank of America Corp.                                    472,110       21,145,807
BB&T Corp.                                                 64,450        2,649,540
Comerica, Inc.                                             20,096        1,236,105
Fifth Third Bancorp                                        66,243        3,258,493
First Horizon National Corp.                               14,368          621,847
Huntington Bancshares, Inc.                                26,601          637,094
KeyCorp                                                    47,677        1,601,470
M&T Bank Corp.                                             13,574        1,398,122
Marshall & Ilsley Corp.                                    26,134        1,096,844
National City Corp.                                        77,185        3,007,899
North Fork Bancorp., Inc.                                  36,197        1,596,288
PNC Financial Services Group, Inc. (The)                   32,626        1,706,340
Regions Financial Corp.                                    53,535        1,878,008
SouthTrust Corp.                                           38,356        1,671,171
SunTrust Banks, Inc.                                       41,579        2,926,330
Synovus Financial Corp.                                    35,895          975,985
U.S. Bancorp                                              218,535        6,252,286
Wachovia Corp.                                            152,233        7,491,386
Wells Fargo & Co.                                         196,037       11,707,330
Zions Bancorp                                              10,355          685,190
                                                                    --------------
                                                                        74,621,804
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
Allied Waste
  Industries, Inc. (a)                                     37,263          304,066
Apollo Group, Inc. Class A (a)                             22,589        1,490,874
Avery Dennison Corp.                                       12,936          787,026
Cendant Corp.                                             122,793        2,528,308
Cintas Corp.                                               19,841          855,941
Deluxe Corp.                                                5,910          225,112
Donnelley (R.R.) & Sons Co.                                25,429          799,742
Equifax, Inc.                                              15,928          416,517
H&R Block, Inc.                                            19,567          930,411
Monster Worldwide, Inc. (a)                                13,616          381,929


                                                           SHARES            VALUE
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Pitney Bowes, Inc.                                         26,872   $    1,175,650
Robert Half International, Inc.                            19,898          527,894
Waste Management, Inc.                                     67,246        1,915,166
                                                                    --------------
                                                                        12,338,636
                                                                    --------------
COMMUNICATIONS EQUIPMENT (2.8%)
ADC Telecommunications, Inc. (a)                           93,883          207,482
Andrew Corp. (a)                                           18,732          261,873
Avaya, Inc. (a)                                            52,503          756,043
CIENA Corp. (a)                                            66,769          164,919
Cisco Systems, Inc. (a)                                   785,701       15,093,316
Comverse Technology, Inc. (a)                              22,733          469,209
Corning, Inc. (a)                                         161,670        1,851,122
JDS Uniphase Corp. (a)                                    167,427          530,744
Lucent Technologies, Inc. (a)(d)                          496,174        1,761,418
Motorola, Inc.                                            274,648        4,740,424
QLogic Corp. (a)                                           10,909          354,543
QUALCOMM, Inc.                                            189,305        7,914,842
Scientific-Atlanta, Inc.                                   17,488          478,996
Tellabs, Inc. (a)                                          48,265          386,120
                                                                    --------------
                                                                        34,971,051
                                                                    --------------
COMPUTERS & PERIPHERALS (3.6%)
Apple Computer, Inc. (a)                                   44,984        2,363,010
Dell, Inc. (a)                                            290,304       10,178,058
EMC Corp. (a)                                             279,755        3,600,447
Gateway, Inc. (a)                                          43,541          254,715
Hewlett-Packard Co.                                       351,076        6,551,078
VInternational Business Machines Corp.                    194,443       17,451,259
Lexmark International, Inc. (a)                            15,104        1,255,294
NCR Corp. (a)                                              11,135          627,457
Network Appliance, Inc. (a)                                41,418        1,013,499
Sun Microsystems, Inc. (a)                                386,716        1,751,823
                                                                    --------------
                                                                        45,046,640
                                                                    --------------
CONSTRUCTION & ENGINEERING (0.0%) (B)
Fluor Corp.                                                 9,367          435,003
                                                                    --------------

CONSTRUCTION MATERIALS (0.0%) (B)
Vulcan Materials Co.                                       11,882          591,486
                                                                    --------------

CONSUMER FINANCE (1.3%)
American Express Co.                                      147,368        7,820,820
Capital One Financial Corp.                                27,844        2,053,773
MBNA Corp.                                                148,486        3,805,696
Providian Financial Corp. (a)                              33,878          526,803
SLM Corp.                                                  51,038        2,309,980
                                                                    --------------
                                                                        16,517,072
                                                                    --------------

 50   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES            VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                                 13,191   $      525,661
Bemis Co., Inc.                                            12,347          326,825
Pactiv Corp. (a)                                           17,851          422,890
Sealed Air Corp. (a)                                        9,820          486,483
Temple-Inland, Inc.                                         6,322          373,757
                                                                    --------------
                                                                         2,135,616
                                                                    --------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                          20,490          817,346
                                                                    --------------

DIVERSIFIED FINANCIAL SERVICES (3.7%)
CIT Group, Inc.                                            24,500          989,800
VCitigroup, Inc.                                          601,282       26,678,882
JPMorgan Chase & Co.                                      414,007       15,980,670
Moody's Corp.                                              17,160        1,335,220
Principal Financial Group, Inc.                            36,423        1,375,333
                                                                    --------------
                                                                        46,359,905
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
ALLTEL Corp.                                               35,791        1,966,000
AT&T Corp.                                                 92,043        1,574,856
BellSouth Corp.                                           212,842        5,676,496
CenturyTel, Inc.                                           15,720          504,455
Citizens Communications Co.                                38,020          509,468
Qwest Communications International, Inc. (a)              206,257          705,399
SBC Communications, Inc.                                  384,826        9,720,705
Sprint Corp. (FON Group)                                  168,870        3,537,826
Verizon Communications, Inc.                              321,836       12,583,787
                                                                    --------------
                                                                        36,778,992
                                                                    --------------
ELECTRIC UTILITIES (2.3%)
Allegheny Energy, Inc. (a)(d)                              14,693          269,029
Ameren Corp.                                               22,542        1,082,016
American Electric Power Co., Inc.                          46,043        1,516,196
CenterPoint Energy, Inc.                                   35,629          374,461
Cinergy Corp.                                              20,753          820,159
CMS Energy Corp. (a)                                       22,072          206,594
Consolidated Edison, Inc.                                  27,901        1,212,298
Dominion Resources, Inc.                                   38,289        2,462,748
DTE Energy Co.                                             20,141          860,222
Edison International                                       38,035        1,160,068
Entergy Corp.                                              26,281        1,717,726
Exelon Corp.                                               76,597        3,034,773
FirstEnergy Corp.                                          38,422        1,587,981
FPL Group, Inc.                                            21,381        1,473,151
PG&E Corp. (a)                                             46,576        1,492,295
Pinnacle West Capital Corp.                                10,611          452,241
PPL Corp.                                                  21,956        1,141,712


                                                           SHARES            VALUE
ELECTRIC UTILITIES (CONTINUED)
Progress Energy, Inc.                                      28,626   $    1,182,254
Public Service Enterprise Group, Inc.                      27,381        1,166,157
Southern Co. (The)                                         85,297        2,694,532
TECO Energy, Inc.                                          22,050          308,700
TXU Corp. (d)                                              34,590        2,117,600
Xcel Energy, Inc.                                          46,613          797,082
                                                                    --------------
                                                                        29,129,995
                                                                    --------------
ELECTRICAL EQUIPMENT (0.4%)
American Power Conversion Corp.                            22,967          442,804
Cooper Industries, Ltd. Class A                            10,735          685,966
Emerson Electric Co.                                       49,093        3,144,407
Power-One, Inc. (a)                                         9,397           65,967
Rockwell Automation, Inc.                                  21,674          903,589
                                                                    --------------
                                                                         5,242,733
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Agilent Technologies, Inc. (a)                             55,955        1,402,232
Jabil Circuit, Inc. (a)                                    23,217          564,405
Molex, Inc.                                                22,372          661,540
PerkinElmer, Inc.                                          14,756          303,088
Sanmina-SCI Corp. (a)                                      59,711          477,688
Solectron Corp. (a)                                       111,592          582,510
Symbol Technologies, Inc.                                  26,980          396,336
Tektronix, Inc.                                             9,899          300,237
Thermo Electron Corp. (a)                                  19,181          556,249
Waters Corp. (a)                                           13,933          575,294
                                                                    --------------
                                                                         5,819,579
                                                                    --------------
ENERGY EQUIPMENT & SERVICES (1.0%)
Baker Hughes, Inc.                                         39,033        1,671,783
BJ Services Co.                                            18,736          955,536
Halliburton Co.                                            51,047        1,890,781
Nabors Industries, Ltd. (a)                                17,001          835,089
Noble Corp. (a)                                            15,627          713,841
Rowan Cos., Inc. (a)                                       12,124          309,526
Schlumberger Ltd.                                          68,512        4,312,145
Transocean, Inc. (a)                                       37,374        1,317,434
                                                                    --------------
                                                                        12,006,135
                                                                    --------------
FOOD & STAPLES RETAILING (3.3%)
Albertson's, Inc.                                          42,964          980,009
Costco Wholesale Corp.                                     53,402        2,560,092
CVS Corp.                                                  46,023        2,000,160
Kroger Co. (The) (a)                                       86,649        1,309,266
Safeway, Inc. (a)                                          51,562          940,491
SUPERVALU, Inc.                                            15,596          459,926
Sysco Corp.                                                74,354        2,399,403

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES            VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (CONTINUED)
Walgreen Co.                                              119,066   $    4,273,279
VWal-Mart Stores, Inc. (d)                                492,397       26,550,046
Winn-Dixie Stores, Inc. (d)                                16,462           56,629
                                                                    --------------
                                                                        41,529,301
                                                                    --------------
FOOD PRODUCTS (1.2%)
Archer-Daniels-Midland Co.                                 75,457        1,461,602
Campbell Soup Co.                                          47,980        1,287,783
ConAgra Foods, Inc.                                        61,406        1,621,119
General Mills, Inc.                                        44,129        1,952,708
H.J. Heinz Co.                                             40,668        1,478,282
Hershey Foods Corp.                                        28,616        1,450,545
Kellogg Co.                                                48,050        2,066,150
McCormick & Co., Inc.                                      16,234          575,171
Sara Lee Corp.                                             91,868        2,138,687
Wm. Wrigley Jr. Co.                                        26,063        1,704,520
                                                                    --------------
                                                                        15,736,567
                                                                    --------------
GAS UTILITIES (0.3%)
KeySpan Corp.                                              18,372          733,961
Kinder Morgan, Inc.                                        14,312          921,264
Nicor, Inc.                                                 5,132          192,553
NiSource, Inc.                                             30,791          660,465
Peoples Energy Corp.                                        4,271          182,713
Sempra Energy                                              26,944          903,702
                                                                    --------------
                                                                         3,594,658
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Applera Corp. Applied
  Biosystems Group                                         23,454          447,502
Bausch & Lomb, Inc.                                         6,212          378,684
Baxter International, Inc.                                 71,084        2,186,544
Becton, Dickinson & Co.                                    29,413        1,544,183
Biomet, Inc.                                               29,569        1,380,281
Boston Scientific Corp. (a)                                97,947        3,457,529
C.R. Bard, Inc.                                            12,139          689,495
Fisher Scientific International, Inc. (a)                  13,399          768,567
Guidant Corp.                                              36,304        2,418,572
Hospira, Inc. (a)                                          18,176          579,996
Medtronic, Inc.                                           140,379        7,174,771
Millipore Corp. (a)                                         5,690          261,683
St. Jude Medical, Inc. (a)                                 20,457        1,566,392
Stryker Corp.                                              46,581        2,007,175
Zimmer Holdings, Inc. (a)                                  28,378        2,201,849
                                                                    --------------
                                                                        27,063,223
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES (1.9%)
Aetna, Inc.                                                17,898        1,700,310
AmerisourceBergen Corp.                                    13,005          715,795


                                                           SHARES            VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Anthem, Inc. (a)                                           16,242   $    1,305,857
Cardinal Health, Inc.                                      50,033        2,339,043
Caremark Rx, Inc. (a)                                      54,106        1,621,557
CIGNA Corp.                                                16,030        1,017,264
Express Scripts, Inc. (a)                                   8,341          533,824
HCA, Inc.                                                  56,407        2,071,829
Health Management Associates, Inc. Class A                 27,958          577,612
Humana, Inc. (a)                                           18,934          362,586
IMS Health, Inc.                                           27,325          578,743
Laboratory Corp. of America Holdings (a)                    8,100          370,980
Manor Care, Inc.                                           10,223          334,701
McKesson Corp.                                             34,014          906,813
Medco Health
  Solutions, Inc. (a)                                      31,588        1,071,149
Quest Diagnostics, Inc.                                    11,877        1,039,713
Tenet Healthcare Corp. (a)                                 54,272          581,796
UnitedHealth Group, Inc.                                   77,500        5,611,000
WellPoint Health
  Networks, Inc. (a)                                       18,256        1,782,881
                                                                    --------------
                                                                        24,523,453
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE (1.4%)
Carnival Corp.                                             73,490        3,715,654
Darden Restaurants, Inc.                                   18,340          449,330
Harrah's Entertainment, Inc.                               13,114          767,431
Hilton Hotels Corp.                                        44,138          878,355
International Game Technology                              40,333        1,332,602
Marriott International, Inc. Class A                       26,602        1,449,543
McDonald's Corp.                                          146,319        4,265,199
Starbucks Corp. (a)                                        46,143        2,440,042
Starwood Hotels & Resorts Worldwide, Inc.                  24,246        1,157,262
Wendy's International, Inc.                                13,424          447,959
Yum! Brands, Inc.                                          33,662        1,464,297
                                                                    --------------
                                                                        18,367,674
                                                                    --------------
HOUSEHOLD DURABLES (0.5%)
Black & Decker Corp. (The)                                  9,105          730,949
Centex Corp.                                               14,448          750,429
Fortune Brands, Inc.                                       16,757        1,220,245
KB HOME                                                     5,569          458,050
Leggett & Platt, Inc.                                      22,537          633,966
Maytag Corp.                                                9,170          159,558
Newell Rubbermaid, Inc.                                    32,245          695,202
Pulte Homes, Inc.                                          14,654          804,212
Snap-on, Inc.                                               6,795          199,637

 52   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES            VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------------
HOUSEHOLD DURABLES (CONTINUED)
xStanley Works (The)                                        9,471   $      421,649
Whirlpool Corp.                                             7,730          454,138
                                                                    --------------
                                                                         6,528,035
                                                                    --------------
HOUSEHOLD PRODUCTS (1.8%)
Clorox Co. (The)                                           24,578        1,341,959
Colgate-Palmolive Co.                                      62,048        2,768,582
Kimberly-Clark Corp.                                       57,477        3,429,652
Procter & Gamble Co. (The)                                295,115       15,103,986
                                                                    --------------
                                                                        22,644,179
                                                                    --------------
INDUSTRIAL CONGLOMERATES (4.5%)
3M Co.                                                     90,855        7,047,622
VGeneral Electric Co. (c)                               1,225,519       41,814,708
Textron, Inc.                                              15,938        1,086,175
Tyco International Ltd.                                   232,983        7,257,421
                                                                    --------------
                                                                        57,205,926
                                                                    --------------
INSURANCE (4.1%)
Ace, Ltd.                                                  32,628        1,241,822
AFLAC, Inc.                                                59,129        2,121,549
Allstate Corp. (The)                                       80,524        3,872,399
Ambac Financial Group, Inc.                                12,439          970,988
VAmerican International Group, Inc.                       302,432       18,360,647
Aon Corp.                                                  36,457          744,087
Chubb Corp. (The)                                          22,195        1,600,925
Cincinnati Financial Corp.                                 19,840          828,320
Hartford Financial Services Group, Inc. (The)              33,886        1,981,653
Jefferson-Pilot Corp.                                      15,919          768,729
Lincoln National Corp.                                     20,737          908,281
Loews Corp.                                                21,586        1,293,001
Marsh & McLennan Cos., Inc.                                60,832        1,682,613
MBIA, Inc.                                                 16,778          970,775
MetLife, Inc.                                              87,252        3,346,114
Progressive Corp. (The)                                    23,199        2,170,266
Prudential Financial, Inc.                                 60,301        2,802,187
SAFECO Corp.                                               14,603          675,243
St. Paul Travelers Cos., Inc. (The)                        77,534        2,633,055
Torchmark Corp.                                            12,947          699,397
UnumProvident Corp.                                        33,816          461,927
XL Capital Ltd. Class A                                    15,937        1,155,433
                                                                    --------------
                                                                        51,289,411
                                                                    --------------
INTERNET & CATALOG RETAIL (0.6%)
eBay, Inc. (a)                                             76,830        7,499,376
                                                                    --------------


                                                           SHARES            VALUE
INTERNET SOFTWARE & SERVICES (0.4%)
Yahoo!, Inc. (a)                                          158,142   $    5,723,159
                                                                    --------------

IT SERVICES (1.1%)
Affiliated Computer Services, Inc. Class A (a)             15,110          824,251
Automatic Data Processing, Inc.                            67,910        2,946,615
Computer Sciences Corp. (a)                                21,914        1,088,468
Convergys Corp. (a)                                        17,091          222,354
Electronic Data Systems Corp.                              59,553        1,266,692
First Data Corp.                                           99,752        4,117,763
Fiserv, Inc. (a)                                           22,608          803,488
Paychex, Inc.                                              43,903        1,439,755
Sabre Holdings Corp.                                       16,108          346,483
SunGard Data Systems, Inc. (a)                             33,206          879,627
Unisys Corp. (a)                                           38,389          407,691
                                                                    --------------
                                                                        14,343,187
                                                                    --------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                            11,055          518,701
Eastman Kodak Co.                                          33,437        1,012,472
Hasbro, Inc.                                               20,315          359,372
Mattel, Inc.                                               49,078          859,356
                                                                    --------------
                                                                         2,749,901
                                                                    --------------
MACHINERY (1.4%)
Caterpillar, Inc.                                          39,732        3,200,015
Crane Co.                                                   6,958          193,920
Cummins, Inc.                                               5,011          351,171
Danaher Corp.                                              35,709        1,968,637
Deere & Co.                                                28,715        1,716,583
Dover Corp.                                                23,683          930,032
Eaton Corp.                                                17,524        1,120,660
Illinois Tool Works, Inc.                                  35,119        3,240,781
Ingersoll-Rand Co. Class A                                 20,100        1,375,644
ITT Industries, Inc.                                       10,706          868,685
Navistar International Corp. (a)                            7,940          274,327
PACCAR, Inc.                                               20,358        1,411,013
Pall Corp.                                                 14,412          372,694
Parker-Hannifin Corp.                                      13,853          978,437
                                                                    --------------
                                                                        18,002,599
                                                                    --------------
MEDIA (3.5%)
Clear Channel Communications, Inc.                         68,752        2,296,317
Comcast Corp. Class A (a)                                 259,887        7,666,667
Dow Jones & Co., Inc.                                       9,537          422,012
Gannett Co., Inc.                                          30,949        2,567,219
Interpublic Group of Cos., Inc. (The) (a)                  48,360          592,894

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES            VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------------
MEDIA (CONTINUED)
Knight-Ridder, Inc.                                         9,142   $      626,501
McGraw-Hill Cos., Inc. (The)                               22,168        1,911,990
Meredith Corp.                                              5,793          283,857
New York Times Co. (The) Class A                           17,026          681,891
Omnicom Group, Inc.                                        21,800        1,720,020
Time Warner, Inc. (a)                                     531,617        8,846,107
Tribune Co.                                                37,093        1,602,418
Univision Communications, Inc. Class A (a)                 37,581        1,163,508
Viacom, Inc. Class B                                      201,323        7,346,276
Walt Disney Co. (The) (d)                                 238,461        6,013,986
                                                                    --------------
                                                                        43,741,663
                                                                    --------------
METALS & MINING (0.7%)
Alcoa, Inc.                                               101,193        3,288,773
Allegheny Technologies, Inc.                               10,825          181,968
Freeport-McMoRan Copper & Gold, Inc. Class B               20,620          746,856
Newmont Mining Corp.                                       51,520        2,448,230
Nucor Corp.                                                18,184          767,910
Phelps Dodge Corp.                                         10,890          953,311
United States Steel Corp.                                  13,186          484,190
Worthington Industries, Inc.                               10,060          199,691
                                                                    --------------
                                                                         9,070,929
                                                                    --------------
MULTILINE RETAIL (1.1%)
Big Lots, Inc. (a)                                         13,530          167,637
Dillard's, Inc. Class A                                     9,823          201,273
Dollar General Corp.                                       38,307          737,410
Family Dollar Stores, Inc.                                 19,539          577,377
Federated Department Stores, Inc.                          21,007        1,059,803
J.C. Penney Co., Inc. Holding Co.                          33,469        1,157,693
Kohl's Corp. (a)                                           39,677        2,014,004
May Department Stores Co. (The)                            33,771          880,072
Nordstrom, Inc.                                            16,333          705,259
Sears, Roebuck and Co.                                     24,728          865,480
Target Corp.                                              105,030        5,253,601
                                                                    --------------
                                                                        13,619,609
                                                                    --------------
MULTI-UTILITIES & UNREGULATED POWER (0.5%)
AES Corp. (The) (a)                                        74,072          807,385
Calpine Corp. (a)                                          61,857          154,024
Constellation Energy Group, Inc.                           20,342          826,292
Duke Energy Corp.                                         108,779        2,668,349
Dynegy, Inc. Class A (a)                                   43,586          214,879


                                                           SHARES            VALUE
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
El Paso Corp.                                              74,503   $      666,056
Williams Cos., Inc. (The)                                  64,455          806,332
                                                                    --------------
                                                                         6,143,317
                                                                    --------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)                                            97,130        1,434,610
                                                                    --------------

OIL & GAS (6.0%)
Amerada Hess Corp.                                         10,398          839,223
Anadarko Petroleum Corp.                                   29,245        1,972,575
Apache Corp.                                               37,914        1,922,240
Ashland, Inc.                                               7,928          456,811
Burlington Resources, Inc.                                 46,159        1,915,598
ChevronTexaco Corp.                                       247,697       13,142,803
ConocoPhillips                                             80,105        6,753,652
Devon Energy Corp.                                         27,886        2,062,727
EOG Resources, Inc.                                        13,568          903,086
VExxonMobil Corp.                                         755,119       37,166,957
Kerr-McGee Corp.                                           17,349        1,027,408
Marathon Oil Corp.                                         39,915        1,521,161
Occidental Petroleum Corp.                                 45,176        2,522,176
Sunoco, Inc.                                                8,753          650,873
Unocal Corp.                                               30,630        1,278,803
Valero Energy Corp.                                        29,678        1,275,264
                                                                    --------------
                                                                        75,411,357
                                                                    --------------
PAPER & FOREST PRODUCTS (0.5%)
Georgia-Pacific Corp.                                      29,971        1,036,697
International Paper Co.                                    56,454        2,174,044
Louisiana-Pacific Corp.                                    12,233          299,831
MeadWestvaco Corp.                                         23,404          737,928
Weyerhaeuser Co.                                           28,016        1,754,922
                                                                    --------------
                                                                         6,003,422
                                                                    --------------
PERSONAL PRODUCTS (0.6%)
Alberto-Culver Co.                                         10,519          471,882
Avon Products, Inc.                                        54,785        2,166,747
Gillette Co. (The)                                        116,668        4,839,389
                                                                    --------------
                                                                         7,478,018
                                                                    --------------
PHARMACEUTICALS (6.9%)
Abbott Laboratories                                       181,362        7,731,462
Allergan, Inc.                                             15,313        1,095,798
Bristol-Myers Squibb Co.                                  225,972        5,294,524
Forest Laboratories, Inc. (a)                              42,972        1,916,552
VJohnson & Johnson                                        344,458       20,109,458
King Pharmaceuticals, Inc. (a)                             28,119          306,778
Lilly (Eli) & Co.                                         131,198        7,204,082
Merck & Co., Inc.                                         257,923        8,075,569
Mylan Laboratories, Inc. (d)                               31,187          537,041
VPfizer, Inc.                                             876,457       25,373,430
Schering-Plough Corp.                                     171,048        3,097,679

 54   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES            VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------------
PHARMACEUTICALS (CONTINUED)
Watson Pharmaceuticals, Inc. (a)                           12,491   $      350,123
Wyeth                                                     154,988        6,145,274
                                                                    --------------
                                                                        87,237,770
                                                                    --------------
REAL ESTATE (0.5%)
Apartment Investment & Management Co. Class A              10,895          399,738
Equity Office Properties Trust                             46,599        1,310,364
Equity Residential                                         32,392        1,080,273
Plum Creek Timber Co., Inc.                                21,270          771,888
ProLogis                                                   20,945          816,436
Simon Property Group, Inc.                                 25,699        1,498,766
                                                                    --------------
                                                                         5,877,465
                                                                    --------------
ROAD & RAIL (0.5%)
Burlington Northern Santa Fe Corp.                         43,444        1,816,394
CSX Corp.                                                  24,985          911,953
Norfolk Southern Corp.                                     45,531        1,545,777
Union Pacific Corp.                                        30,091        1,894,830
                                                                    --------------
                                                                         6,168,954
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.0%)
Advanced Micro Devices, Inc. (a)                           40,349          678,670
Altera Corp. (a)                                           43,474          988,164
Analog Devices, Inc.                                       43,996        1,771,279
Applied Materials, Inc. (a)                               197,499        3,179,734
Applied Micro Circuits Corp. (a)                           35,591          129,551
Broadcom Corp. Class A (a)                                 37,313        1,009,317
Intel Corp.                                               744,363       16,569,520
KLA-Tencor Corp. (a)                                       22,661        1,031,755
Linear Technology Corp.                                    35,964        1,362,316
LSI Logic Corp. (a)                                        44,040          200,382
Maxim Integrated Products, Inc.                            37,499        1,649,581
Micron Technology, Inc. (a)                                71,182          866,997
National Semiconductor Corp. (a)                           41,396          691,313
Novellus Systems, Inc. (a)                                 16,683          432,257
NVIDIA Corp. (a)                                           19,249          278,533
PMC-Sierra, Inc. (a)                                       19,744          202,574
Teradyne, Inc. (a)                                         22,121          366,324
Texas Instruments, Inc.                                   201,241        4,920,342
Xilinx, Inc.                                               40,108        1,227,305
                                                                    --------------
                                                                        37,555,914
                                                                    --------------


                                                           SHARES            VALUE
SOFTWARE (4.5%)
Adobe Systems, Inc.                                        27,768   $    1,555,841
Autodesk, Inc.                                             13,083          690,128
BMC Software, Inc. (a)                                     25,879          489,631
Citrix Systems, Inc. (a)                                   19,111          461,148
Computer Associates International, Inc.                    67,820        1,879,292
Compuware Corp. (a)                                        44,329          256,665
Electronic Arts, Inc. (a)                                  35,026        1,573,368
Intuit, Inc. (a)                                           22,272        1,010,258
Mercury Interactive Corp. (a)                              10,487          455,450
VMicrosoft Corp. (c)                                    1,262,047       35,324,696
Novell, Inc. (a)                                           45,424          326,599
Oracle Corp. (a)                                          601,221        7,611,458
Parametric Technology Corp. (a)                            30,802          159,862
PeopleSoft, Inc. (a)                                       42,415          880,960
Siebel Systems, Inc. (a)                                   58,425          555,038
Symantec Corp. (a)                                         36,210        2,061,797
VERITAS Software Corp. (a)                                 49,689        1,087,195
                                                                    --------------
                                                                        56,379,386
                                                                    --------------
SPECIALTY RETAIL (2.4%)
AutoNation, Inc. (a)                                       31,555          543,693
AutoZone, Inc. (a)                                          9,659          790,203
Bed Bath & Beyond, Inc. (a)                                34,943        1,425,325
Best Buy Co., Inc.                                         37,643        2,229,218
Boise Cascade Corp. (a)                                    10,001          295,230
Circuit City Stores, Inc.                                  23,067          374,839
Gap, Inc. (The)                                           104,232        2,082,555
Home Depot, Inc. (The)                                    255,351       10,489,819
Limited Brands, Inc.                                       54,206        1,343,225
Lowe's Cos., Inc.                                          90,682        5,103,583
Office Depot, Inc. (a)                                     36,118          584,750
RadioShack Corp.                                           18,671          558,823
Sherwin-Williams Co. (The)                                 16,604          709,323
Staples, Inc.                                              58,026        1,725,693
Tiffany & Co.                                              16,925          496,410
TJX Cos., Inc. (The)                                       57,517        1,379,258
Toys "R" Us, Inc. (a)                                      24,930          448,989
                                                                    --------------
                                                                        30,580,936
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach, Inc. (a)                                            21,913        1,021,803
Jones Apparel Group, Inc.                                  14,917          526,570
Liz Claiborne, Inc.                                        12,573          513,984
NIKE, Inc. Class B                                         30,910        2,513,292
Reebok International Ltd.                                   6,969          257,853
V.F. Corp.                                                 12,626          679,658
                                                                    --------------
                                                                         5,513,160
                                                                    --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES            VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE (1.8%)
Countrywide Financial Corp.                                65,437   $    2,089,404
Fannie Mae                                                112,611        7,899,662
Freddie Mac                                                80,022        5,329,465
Golden West Financial Corp.                                17,772        2,077,902
MGIC Investment Corp.                                      11,523          741,044
Sovereign Bancorp, Inc.                                    39,700          859,505
Washington Mutual, Inc.                                   101,472        3,927,981
                                                                    --------------
                                                                        22,924,963
                                                                    --------------
TOBACCO (1.1%)
Altria Group, Inc. (d)                                    238,318       11,548,890
Reynolds American, Inc.                                    17,443        1,201,125
UST, Inc.                                                  19,581          805,954
                                                                    --------------
                                                                        13,555,969
                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS (0.0%) (B)
Grainger (W.W.), Inc.                                      10,553          618,300
                                                                    --------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Nextel Communications, Inc. Class A (a)                   128,738        3,410,270
                                                                    --------------
Total Common Stocks
  (Cost $1,149,341,734)                                              1,222,453,563(f)
                                                                    --------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (5.4%)
----------------------------------------------------------------------------------
COMMERCIAL PAPER (2.5%)
Cooperative Association of Tractor Dealer
  1.80%, due 11/2/04 (c)                            $   1,900,000        1,899,905
Dealers Capital Access Trust
  1.81%, due 11/12/04 (c)                               4,700,000        4,697,395
  1.82%, due 11/12/04 (c)                                 800,000          799,555
  1.83%, due 11/5/04 (c)                                1,800,000        1,799,634
  1.85%, due 11/12/04 (c)                               1,300,000        1,299,264
  2.01%, due 12/23/04 (c)                              13,100,000       13,061,960
General Electric Capital Corp. 1.77%, due 11/18/04
  (c)                                                     600,000          599,498
HBOS Treasury Services
  1.86%, due 12/2/04 (c)                                  400,000          399,358
Hitachi Credit America Corp.
  1.80%, due 11/29/04 (c)                               1,300,000        1,298,177
Wells Fargo & Co.
  1.68%, due 11/1/04 (c)                                5,900,000        5,900,000
                                                                    --------------
Total Commercial Paper (Cost $31,754,746)                               31,754,746
                                                                    --------------

                                                           SHARES            VALUE
INVESTMENT COMPANY (0.2%)
AIM Institutional Funds Group (e)                       2,375,474   $    2,375,474
                                                                    --------------
Total Investment Company (Cost $2,375,474)                               2,375,474
                                                                    --------------
                                                        PRINCIPAL
                                                           AMOUNT
MASTER NOTE (0.3%)
Bank of America LLC
  1.96%, due 11/1/04 (e)                            $   3,300,000        3,300,000
                                                                    --------------
Total Master Note
  (Cost $3,300,000)                                                      3,300,000
                                                                    --------------

REPURCHASE AGREEMENTS (1.6%)
Credit Suisse First Boston LLC
  1.93%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity
  $1,500,241 (e)
  (Collateralized by Various Bonds
  with a Principal Amount of
  $1,504,219 and a Market Value of
  $1,530,078)                                           1,500,000        1,500,000
Dresdner Kleinwort Wasserstein
  1.95%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity
  $3,000,486 (e)
  (Collateralized by Various Bonds
  with a Principal Amount of
  $3,114,200 and a Market Value of
  $3,150,161)                                           3,000,000        3,000,000
Lehman Brothers, Inc.
  1.93%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity
  $5,600,898 (e)
  (Collateralized by Various Bonds
  with a Principal Amount of
  $11,156,446 and a Market Value of
  $5,775,177)                                           5,600,000        5,600,000

 56   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Merrill Lynch Pierce Fenner & Smith, Inc.
1.96%, dated 10/29/04
due 11/1/04
Proceeds at Maturity
$4,500,733 (e)
(Collateralized by Various Bonds
with a Principal Amount of
$4,449,996 and a Market Value of
  $4,725,074)                                       $   4,500,000   $    4,500,000
Morgan Stanley & Co., Inc.
  1.93%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity
  $6,301,011 (e)
  (Collateralized by Various Bonds
  with a Principal Amount of
  $9,612,419 and a Market Value of
  $6,626,753)                                           6,300,000        6,300,000
                                                                    --------------
Total Repurchase Agreements (Cost $20,900,000)                          20,900,000
                                                                    --------------

U.S. GOVERNMENT (0.8%)
United States Treasury Bills
  1.74%, due 1/20/05 (c)                                7,600,000        7,568,673
  1.75%, due 1/27/05 (c)                                2,200,000        2,190,058
                                                                    --------------
Total U.S. Government (Cost $9,760,954)                                  9,758,731
                                                                    --------------
Total Short-Term Investments (Cost $68,091,174)                         68,088,951
                                                                    --------------
Total Investments (Cost $1,217,432,908) (g)                 102.2%   1,290,542,514(h)
Liabilities in Excess of
  Cash and Other Assets                                      (2.2)     (27,693,542)
                                                    -------------   --------------
Net Assets                                                  100.0%  $1,262,848,972
                                                    =============   ==============
                                                        CONTRACTS      UNREALIZED
                                                             LONG   APPRECIATION (i)
FUTURES CONTRACTS (0.1%)
------------------------------------------------------------------------------------
Standard & Poor's 500 Index December 2004                     146    $      714,162
  Mini December 2004                                            1             1,034
                                                                     --------------
Total Futures Contracts (Settlement Value
  $41,312,465) (f)                                                   $      715,196
                                                                     ==============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Segregated as collateral for futures contracts.
(d) Represents securities out on loan or a portion which is out on loan.
(e) Represents a security or a portion thereof, purchased with cash collateral received for securities on loan.
(f) The combined market value of common stocks and settle-ment value of Index futures contracts represents 100.1% of net assets.
(g) The cost for federal income tax purposes is $1,230,629,529.
(h)  At October 31, 2004 net unrealized appreciation was
     $59,912,985, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $229,283,088 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $169,370,103.
(i) Represents the difference between the value of the con-tracts at the time they were opened and the value at October 31, 2004.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $1,217,432,908) including
  $25,508,054 market value of securities
  loaned                                      $1,290,542,514
Cash                                                 595,581
Receivables:
  Fund shares sold                                 2,734,704
  Dividends                                        1,578,653
  Investment securities sold                         942,083
  Variation margin on futures contracts               98,577
Other assets                                          32,957
                                              --------------
    Total assets                               1,296,525,069
                                              --------------
LIABILITIES:
Securities lending collateral                     26,575,475
Payables:
  Fund shares redeemed                             4,692,422
  Investment securities purchased                  1,838,502
  Manager                                            235,163
  Transfer agent                                      98,561
  Professional                                        64,835
  NYLIFE Distributors                                 58,914
  Shareholder communication                           40,517
  Custodian                                           33,976
  Directors                                           11,398
Accrued expenses                                      26,334
                                              --------------
    Total liabilities                             33,676,097
                                              --------------
Net assets                                    $1,262,848,972
                                              ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  500 million shares authorized:
  Class A                                     $       10,736
  Class I                                             37,293
Additional paid-in capital                     1,216,615,267
Accumulated undistributed net investment
  income                                          12,428,343
Accumulated net realized loss on investments
  and futures contracts                          (40,067,469)
Net unrealized appreciation on investments
  and futures contracts                           73,824,802
                                              --------------
Net assets                                    $1,262,848,972
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  280,346,026
                                              ==============
Shares of capital stock outstanding               10,736,286
                                              ==============
Net asset value per share outstanding         $        26.11
Maximum sales charge (3.00% of offering
  price)                                                0.81
                                              --------------
Maximum offering price per share outstanding  $        26.92
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $  982,502,946
                                              ==============
Shares of capital stock outstanding               37,293,499
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        26.35
                                              ==============

 58   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends                                      $18,484,148
  Interest                                           816,884
  Income from securities loaned -- net                13,260
                                                 -----------
    Total income                                  19,314,292
                                                 -----------
EXPENSES:
  Manager                                          5,750,788
  Service -- Class A                                 514,544
  Service -- Service Class                            93,676
  Professional                                       277,892
  Custodian                                          141,335
  Shareholder communication                          130,227
  Transfer agent -- Class A                          126,461
  Transfer agent -- Class I                           78,112
  Directors                                          109,561
  Registration                                        29,832
  Miscellaneous                                       99,765
                                                 -----------
    Total expenses before reimbursement            7,352,193
  Expense reimbursement from Manager              (3,188,303)
                                                 -----------
    Net expenses                                   4,163,890
                                                 -----------
Net investment income                             15,150,402
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions                           (5,862,148)
  Futures transactions                             7,946,388
                                                 -----------
Net realized gain on investments                   2,084,240
                                                 -----------
Net change in unrealized appreciation
  (depreciation) on investments:
  Security transactions                           76,403,959
  Futures transactions                               (25,480)
                                                 -----------
Net unrealized gain on investments                76,378,479
                                                 -----------
Net realized and unrealized gain on investments   78,462,719
                                                 -----------
Net increase in net assets resulting from
  operations                                     $93,613,121
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2004 AND OCTOBER 31, 2003

                                               2004            2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $   15,150,402   $  10,878,788
 Net realized gain on investments
  and futures contracts                   2,084,240       2,197,918
 Net change in unrealized
  appreciation (depreciation) on
  investments and
  futures contracts                      76,378,479     138,389,476
                                     ------------------------------
 Net increase in net assets
  resulting from operations              93,613,121     151,466,182
                                     ------------------------------

Dividends to shareholders:
 From net investment income:
   Class I                               (9,637,543)     (7,726,950)
   Service Class                         (2,029,302)     (1,659,778)
                                     ------------------------------
 Total dividends to shareholders        (11,666,845)     (9,386,728)
                                     ------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              339,361,707              --
   Class I                              331,146,317     293,140,422
   Service Class                         16,110,983     105,806,918
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Class I                                9,634,831       7,719,756
   Service Class                          2,029,023       1,659,778
                                     ------------------------------
                                        698,282,861     408,326,874

 Cost of shares redeemed:
   Class A                              (65,366,049)             --
   Class I                             (201,319,436)   (164,877,116)
   Service Class                       (225,114,946)    (66,922,507)
                                     ------------------------------
                                       (491,800,431)   (231,799,623)
                                     ------------------------------
    Increase in net assets derived
     from capital share
     transactions                       206,482,430     176,527,251
                                     ------------------------------
    Net increase in net assets          288,428,706     318,606,705

NET ASSETS:
Beginning of year                       974,420,266     655,813,561
                                     ------------------------------
End of year                          $1,262,848,972   $ 974,420,266
                                     ==============================
Accumulated undistributed net
 investment income at end of year    $   12,428,343   $   9,123,203
                                     ==============================

 60   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                              CLASS A                             CLASS I
                                                            ------------   ------------------------------------------------------
                                                             JANUARY 2,
                                                               2004*
                                                              THROUGH
                                                            OCTOBER 31,                    YEAR ENDED OCTOBER 31,
                                                                2004         2004       2003       2002       2001        2000
Net asset value at beginning of period                        $  25.46     $  24.43   $  20.57   $  25.84   $  37.38   $    36.99
                                                              --------     --------   --------   --------   --------   ----------
Net investment income                                             0.20         0.33       0.32(a)     0.31      0.30(a)       0.37
Net realized and unrealized gain (loss) on investments            0.45         1.88       3.85      (3.86)     (9.06)        1.86
                                                              --------     --------   --------   --------   --------   ----------
Total from investment operations                                  0.65         2.21       4.17      (3.55)     (8.76)        2.23
                                                              --------     --------   --------   --------   --------   ----------
Less dividends and distributions:
  From net investment income                                        --        (0.29)     (0.31)     (0.32)     (0.36)       (0.38)
  From net realized gain on investments                             --           --         --      (1.40)     (2.42)       (1.46)
                                                              --------     --------   --------   --------   --------   ----------
  Total dividends and distributions                                 --        (0.29)     (0.31)     (1.72)     (2.78)       (1.84)
                                                              --------     --------   --------   --------   --------   ----------
Net asset value at end of period                              $  26.11     $  26.35   $  24.43   $  20.57   $  25.84   $    37.38
                                                              ========     ========   ========   ========   ========   ==========
Total investment return (b)                                       2.55%(c)     9.10%     20.59%    (15.23%)   (24.90%)       5.98%
Ratios (to average net assets)/Supplemental Data:
    Net investment income                                         1.09%+       1.38%      1.46%      1.31%      1.03%        0.95%
    Net expenses                                                  0.59%+       0.30%      0.30%      0.30%      0.30%        0.30%
    Expenses (before reimbursement)                               0.87%+       0.58%      0.61%      0.59%      0.57%        0.54%
Portfolio turnover rate                                              2%           2%         3%         4%         5%          11%
Net assets at end of period (in 000's)                        $280,346     $982,503   $777,843   $527,277   $612,937   $1,503,224

*    Commencement of Operations.
**   The Fund changed its fiscal year end from December 31 to
     October 31.
+    Annualized.
++   Service Class shares ceased operations on January 9, 2004.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I and Service Class are not subject to sales charges.
(c)  Total return is not annualized.

 62   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                     SERVICE CLASS++
------------------------------------------------------------------------------------------
NOVEMBER 1,
   2003                                                   JANUARY 1,
  THROUGH                                                   THROUGH           YEAR ENDED
JANUARY 9,             YEAR ENDED OCTOBER 31,             OCTOBER 31,        DECEMBER 31,
   2004         2003       2002       2001       2000       1999**               1998
  $24.23      $  20.42   $  25.68   $ 37.16    $ 36.80      $ 33.28             $ 26.99
  ------      --------   --------   -------    -------      -------             -------
   (0.22)         0.26(a)     0.27     0.24(a)    0.27         0.21                0.31
    1.92          3.81      (3.84)    (9.04)      1.85         3.62                7.31
  ------      --------   --------   -------    -------      -------             -------
    1.70          4.07      (3.57)    (8.80)      2.12         3.83                7.62
  ------      --------   --------   -------    -------      -------             -------
   (0.24)        (0.26)     (0.29)    (0.26)     (0.30)          --               (0.31)
      --            --      (1.40)    (2.42)     (1.46)       (0.31)              (1.02)
  ------      --------   --------   -------    -------      -------             -------
   (0.24)        (0.26)     (1.69)    (2.68)     (1.76)       (0.31)              (1.33)
  ------      --------   --------   -------    -------      -------             -------
  $25.69      $  24.23   $  20.42   $ 25.68    $ 37.16      $ 36.80             $ 33.28
  ======      ========   ========   =======    =======      =======             =======
    7.04%(c)     20.20%    (15.41%)  (25.10%)     5.72%       11.60%(c)           28.24%
    1.33%+        1.21%      1.06%     0.78%      0.70%        0.81%+              1.04%
    0.55%+        0.55%      0.55%     0.55%      0.55%        0.55%+              0.55%
    0.85%+        0.86%      0.84%     0.82%      0.79%        0.80%+              0.81%
       2%            3%         4%        5%        11%           7%                  8%
  $    0      $196,577   $128,537   $90,127    $64,254      $61,647             $36,442

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY SMALL CAP OPPORTUNITY FUND

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       13.68%  11.50%  12.87%
Excluding sales charges  20.29   12.77   13.51

(LINE GRAPH FOR CLASS A SHARES)

                                 MAINSTAY SMALL                                                                 LIPPER SMALL-CAP
                                 CAP OPPORTUNITY                          RUSSELL 2000        S&P SMALLCAP         VALUE FUNDS
                                      FUND            S&P 500 INDEX        VALUE INDEX          600 INDEX             INDEX
                                 ---------------      -------------       ------------        ------------      ----------------
10/31/94                               9450               10000               10000               10000               10000
                                      10566               12644               11596               12116               11253
                                      13085               15691               13866               14596               13168
                                      18375               20729               19022               19261               17963
                                      17641               25288               17558               17132               15786
                                      18404               31779               17685               19194               16138
                                      18706               33715               20743               24044               19210
                                      18655               25319               22559               22497               20732
                                      19709               21494               21989               21646               20131
                                      27907               25965               30848               28915               28481
10/31/04                              33569               28411               36398               33766               33356

  --   MainStay Small Cap Opportunity Fund  - -  S&P SmallCap 600 Index
  --   Russell 2000 Value Index             --   S&P 500 Index
  --   Lipper Small Cap Value Funds Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       14.36%  11.68%  12.46%
Excluding sales charges  19.36   11.94   12.46

(LINE GRAPH FOR CLASS B SHARES)

                                 MAINSTAY SMALL                                                                 LIPPER SMALL-CAP
                                 CAP OPPORTUNITY                          RUSSELL 2000        S&P SMALLCAP         VALUE FUNDS
                                      FUND            S&P 500 INDEX        VALUE INDEX          600 INDEX             INDEX
                                 ---------------      -------------       ------------        ------------      ----------------
10/31/94                              10000               10000               10000               10000               10000
                                      11063               12644               11596               12116               11253
                                      13578               15691               13866               14596               13168
                                      18815               20729               19022               19261               17963
                                      17841               25288               17558               17132               15786
                                      18409               31779               17685               19194               16138
                                      18556               33715               20743               24044               19210
                                      18372               25319               22559               22497               20732
                                      19260               21494               21989               21646               20131
                                      27109               25965               30848               28915               28481
10/31/04                              32356               28411               36398               33766               33356

  --   MainStay Small Cap Opportunity Fund  - -  S&P SmallCap 600 Index
  --   Russell 2000 Value Index             --   S&P 500 Index
  --   Lipper Small Cap Value Funds Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Performance for Class A and B shares, first offered 1/2/04, includes the historical performance of Class I shares from inception (1/12/87) through 12/31/03 adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and B shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1% sales charge and a 1% CDSC on redemptions within one year of purchase. Performance for Class L shares, first offered 12/30/02, includes the historical performance of Class I shares from inception through 12/29/02 adjusted to reflect the applicable sales charge, CDSC, and fees and expenses for Class L shares. Effective 1/2/04, all outstanding Class L shares of the Fund were converted to and/or redesignated Class C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 64   MainStay Small Cap Opportunity Fund

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       18.29%  11.95%  12.48%
Excluding sales charges  19.29   11.95   12.48

(LINE GRAPH FOR CLASS C SHARES)

                                 MAINSTAY SMALL                                                                 LIPPER SMALL-CAP
                                 CAP OPPORTUNITY      RUSSELL 2000                            S&P SMALLCAP         VALUE FUNDS
                                      FUND             VALUE INDEX        S&P 500 INDEX         600 INDEX             INDEX
                                 ---------------      ------------        -------------       ------------      ----------------
10/31/94                              10000               10000               10000               10000               10000
                                      11072               11596               12644               12116               11253
                                      13584               13866               15691               14596               13168
                                      18831               19022               20729               19261               17963
                                      17855               17558               25288               17132               15786
                                      18440               17685               31779               19194               16138
                                      18588               20743               33715               24044               19210
                                      18386               22559               25319               22497               20732
                                      19294               21989               21494               21646               20131
                                      27180               30848               25965               28915               28481
10/31/04                              32423               36398               28411               33766               33356

  --   MainStay Small Cap Opportunity Fund  - -  S&P SmallCap 600 Index
  --   Russell 2000 Value Index             --   S&P 500 Index
  --   Lipper Small Cap Value Funds Index

 CLASS I SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         20.72%  13.08%  13.84%

(LINE GRAPH FOR CLASS I SHARES)

                                 MAINSTAY SMALL                                                                 LIPPER SMALL-CAP
                                 CAP OPPORTUNITY                          RUSSELL 2000        S&P SMALLCAP         VALUE FUNDS
                                      FUND            S&P 500 INDEX        VALUE INDEX          600 INDEX             INDEX
                                 ---------------      -------------       ------------        ------------      ----------------
10/31/94                              10000               10000               10000               10000               10000
                                      11211               12644               11596               12116               11253
                                      13918               15691               13866               14596               13168
                                      19608               20729               19022               19261               17963
                                      18896               25288               17558               17132               15786
                                      19768               31779               17685               19194               16138
                                      20137               33715               20743               24044               19210
                                      20137               25319               22559               22497               20732
                                      21313               21494               21989               21646               20131
                                      30273               25965               30848               28915               28481
10/31/04                              36547               28411               36398               33766               33356

  --   MainStay Small Cap Opportunity Fund  - -  S&P SmallCap 600 Index
  --   Russell 2000 Value Index             --   S&P 500 Index
  --   Lipper Small Cap Value Funds Index

                                       ONE      FIVE     TEN
BENCHMARK PERFORMANCE                  YEAR    YEARS    YEARS

Russell 2000(R) Value Index(1)        17.99%   15.53%   13.79%
S&P 500(R) Index(2)                    9.42    -2.22    11.01
Russell 2000(R) Index(3)              11.73     7.74    10.13
S&P SmallCap 600(R) Index(4)          16.78    11.96    12.94
Lipper Small Cap Value Funds
  Index(5)                            17.12    15.63    12.80
Average Lipper small-cap value
  fund(6)                             16.56    15.06    12.96

1. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all income and capital gains. The Russell 2000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. S&P SmallCap 600(R) Index is an unmanaged market-value weighted index of 600 small-capitalization common stocks. Results assume reinvestment of all dividend and capital-gain distributions. An investment cannot be made directly into an index.
5. The Lipper Small Cap Value Funds Index is an unmanaged index that tracks the performance, after expenses, of the 30 largest small-company value funds. Results assume reinvestment of all dividend and capital-gain distributions. An investment cannot be made directly into an index.
6. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.mainstayfunds.com     65

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP OPPORTUNITY FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                               ENDING ACCOUNT                         ENDING ACCOUNT
                                                VALUE (BASED                           VALUE (BASED
                               BEGINNING         ON ACTUAL          EXPENSES         ON HYPOTHETICAL          EXPENSES
                                ACCOUNT         RETURNS AND           PAID            5% ANNUALIZED             PAID
                                 VALUE           EXPENSES)           DURING             RETURN AND             DURING
SHARE CLASS(1)                  5/1/04            10/31/04           PERIOD          ACTUAL EXPENSES)          PERIOD
CLASS A SHARES                 $1,000.00         $1,095.85           $ 9.85             $1,015.65              $ 9.47
----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                 $1,000.00         $1,092.20           $13.78             $1,011.90              $13.25
----------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00         $1,092.20           $13.78             $1,011.90              $13.25
----------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00         $1,099.50           $ 6.23             $1,019.10              $ 5.99
----------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    97.5
Short-Term Investment                                                             2.5

See Portfolio of Investments on page 69 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Maritime Corp.
 2.  Safety Insurance Group, Inc.
 3.  Tesoro Petroleum Corp.
 4.  Overseas Shipholding Group, Inc.
 5.  Terra Industries, Inc.
 6.  Impac Mortgage Holdings, Inc.
 7.  Dade Behring Holdings, Inc.
 8.  United Fire & Casualty Co.
 9.  Energen Corp.
10.  M.D.C. Holdings, Inc.

 66   MainStay Small Cap Opportunity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Kathy A. O'Connor of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to those of companies in the Russell 2000(R) Index, the S&P SmallCap 600(R) Index, or a universe selected from the smallest 2,000 companies of the largest 3,000 companies, ranked by market capitalization.(1) In implementing this strategy, the Fund focuses primarily on stocks that have strong or improving operating characteristics and have been overlooked or undervalued by the market. The Fund uses a quantitative and statistical model to analyze the relative quality and value of stocks.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE ONE YEAR REPORTING PERIOD ENDED OCTOBER 31, 2004?

All of the broadly watched equity indices generated positive performance during the 12-month reporting period. Overall, mid-capitalization stocks outperformed, followed by small- and then large-capitalization stocks. In terms of investment style, the market favored value- over growth-oriented stocks across all capitalization sectors. Equity market sentiment was positive throughout much of the reporting period, as low interest rates and indications of rebounding economic activity contributed to an optimistic outlook. Beginning in July, however, consumer confidence dropped as the presidential election approached. With the candidates and the public focusing on issues such as Iraq, terrorism, and the economy, spending and investing also declined.

WHAT FACTORS MOST SIGNIFICANTLY AFFECTED FUND PERFORMANCE RELATIVE TO THE RUSSELL 2000(R) VALUE INDEX DURING THE REPORTING PERIOD?

The Fund posted strong absolute and relative performance during the reporting period as it outperformed the Russell 2000(R) Value Index.(2) The performance of Fund holdings in the energy, food beverage & tobacco, and consumer durables & apparel industry groups was stronger than the performance of related securities in the Index. The Fund's weakest-performing industry groups were telecommunication services, pharmaceuticals & biotechnology, and technology hardware & equipment.

Since the Russell 2000(R) Value Index is capitalization weighted, it has larger weightings in securities with larger market capitalizations. The MainStay Small Cap Opportunity Fund, which invests in some but not all of the companies in the Russell 2000(R) Value Index, attempts to have equal weights among the securities in which it invests. For the 12 months ended October 31, 2004, the Fund was weighted approximately 51% in the bottom 50% of companies ranked by market capitalization. The Russell 2000(R) Value Index, on the other hand, had only about 22% of its total weighting in the bottom 50% of companies ranked by market capitalization. The Fund's overweighted position in smaller companies relative to the Index contributed to the Fund's positive performance during the reporting period.

WHICH HOLDINGS WERE AMONG THE FUND'S STRONGEST PERFORMERS DURING THE REPORTING PERIOD?

On the basis of total returns alone, the strongest performing stocks in the Fund's portfolio were Petroleum Development, SBA Communications, General Maritime, Harvest Natural Resources, and Arch Wireless. Although some holdings had higher total returns, General Maritime (+99.7%),(3) a provider of seaborne crude oil transportation services, made the greatest positive contribution to the Fund's total return. Other substantial contributors included NovaStar Financial (+50.1%), a leading lender and investor in nonconforming residential-mortgage loans; InfoSpace (+47.0%), a service provider to wireless devices, merchants, and Web sites; IMPAC Mortgage Holdings (+41.9%), a mortgage real estate investment trust; and Tesoro Petroleum (+35.2%), a company that refines and markets petroleum products and provides marine logistics services.

Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.
1. See footnote on page 65 for more information on the Russell 2000(R) Index and the S&P SmallCap 600(R) Index.
2. See footnote on page 65 for more information on the Russell 2000(R) Value Index.
3. Percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the 12 months ended 10/31/04, or for the portion of the reporting period such securities were held in the Fund, if shorter.

                                                    www.mainstayfunds.com     67

WHICH STOCKS DETRACTED FROM THE FUND'S RESULTS?

From a total-return perspective, the weakest stocks in the portfolio included Quovadx, Bookham, Brightpoint, Entersys Networks, and Time Warner Telecom. The greatest negative impact on the Fund's performance, however, came from Brightpoint (-60.6%), which distributes and integrates logistics services to the wireless communications industry. Other weak contributors included telephony services company Time Warner Telecom (-55.1%); jewelry retailer Friedman's (-52.1%); medical-malpractice insurer SCPIE Holdings (-34.9%); and hard-drive designer and manufacturer Western Digital (-31.8%).

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

Based on our proprietary model, the Fund selects stocks that have relatively improving operating characteristics and are relatively undervalued. Among the securities that fit the Fund's purchase criteria during the reporting period were Petroleum Development (+136.9%), Mariner Health Care (+50.0%), and Advanta (+48.4%), all of which helped the Fund's absolute and relative performance.

WHAT STOCKS WERE ELIMINATED DURING THE PERIOD?

The Fund sells stocks that exhibit deteriorating operating results and/or are relatively overvalued. In July 2004, the Fund sold Arch Wireless, a provider of wireless messaging and information services. While the stock has returned 79.4% since its purchase, we were concerned that it may be adversely affected by a lawsuit. Independence Holdings, a life and health insurance company, was sold from May through July 2004 when the company saw a softer rate environment in the medical stop-loss market. The Fund sold off its position in MTS Systems, a computer-based testing and simulation systems manufacturer, from May through October 2004 when free cash flow reached a two-year low.

DID THE FUND CHANGE ITS INDUSTRY GROUP WEIGHTINGS?

Weighting changes in the Fund's portfolio result from a combination of security performance, industry performance, and the Fund's proprietary security selection process. The Fund increased its weighting in the energy industry group from 5.55% on October 31, 2003, to 18.48% at the end of October 2004. The shift in weight was the result of new purchases and improved performance of the industry group relative to other industry groups. Over the same period, another significant change was a decrease in the banks industry group from 16.05% to 3.76%. The Fund's weighting decline resulted from the sale of several positions and from weaker relative performance in the industry.

HOW DO THE FUND'S WEIGHTINGS DIFFER FROM THOSE OF ITS BENCHMARK?

As of October 31, 2004, the Fund was overweighted relative to the Russell 2000(R) Value Index in the energy, insurance, and health care equipment & services industry groups. The Fund's relative overweighted positions in energy and health care equipment & services enhanced performance. The Fund's overweighted position in insurance, however, underperformed insurance securities in the Russell 2000(R) Value Index.

At the end of the reporting period, the Fund was underweighted relative to the Russell 2000(R) Value Index in the banks, real estate, and technology hardware & equipment industry groups. Although real estate was underweighted compared to the benchmark, the Fund's holdings in that industry generated higher returns than related securities in the Index. The Fund benefited from its underweighted positions in banks and technology hardware & equipment since the Fund's holdings in these industry groups underperformed related stocks in the Russell 2000(R) Value Index.

WHAT IS YOUR OUTLOOK FOR THE FUND?

As always, the Fund will continue to focus on securities that are appropriate given its stated objective and its valuation and quality parameters.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY SMALL CAP OPPORTUNITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 68   MainStay Small Cap Opportunity Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004


                                                           SHARES           VALUE
COMMON STOCKS (97.5%)+
---------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS (1.0%)
Hub Group, Inc. Class A (a)                                29,500   $   1,186,490
Park-Ohio Holdings Corp. (a)                               57,600       1,203,840
                                                                    -------------
                                                                        2,390,330
                                                                    -------------
AUTO COMPONENTS (1.3%)
Midas, Inc. (a)                                            52,200         988,146
R&B, Inc. (a)                                              25,800         672,864
Shiloh Industries, Inc. (a)                               137,400       1,202,250
Visteon Corp.                                              52,300         371,853
                                                                    -------------
                                                                        3,235,113
                                                                    -------------
BUILDING PRODUCTS (1.6%)
Jacuzzi Brands, Inc. (a)                                   11,100          96,015
NCI Building Systems, Inc. (a)                            114,800       3,690,820
                                                                    -------------
                                                                        3,786,835
                                                                    -------------
CAPITAL MARKETS (4.8%)
Capital Southwest Corp.                                     8,800         682,000
iShares Russell 2000 Index Fund (b)                        20,400       2,370,276
iShares Russell 2000 Value Index Fund (b)                  13,600       2,369,120
iShares S&P SmallCap 600 Index Fund (b)                    16,100       2,370,403
iShares S&P SmallCap 600/ BARRA Value Index Fund
  (b)                                                      21,500       2,373,815
Stifel Financial Corp. (a)                                 73,633       1,444,679
                                                                    -------------
                                                                       11,610,293
                                                                    -------------
CHEMICALS (2.2%)
NewMarket Corp. (a)                                         2,900          64,989
Octel Corp.                                                   700          13,510
OM Group, Inc. (a)                                         14,900         491,551
VTerra Industries, Inc. (a)                               600,800       4,596,120
                                                                    -------------
                                                                        5,166,170
                                                                    -------------
COMMERCIAL BANKS (1.5%)
BFC Financial Corp. Class A (a)                             4,079          42,116
Center Financial Corp.                                     11,800         231,811
Columbia Bancorp                                            4,900         152,488
First Citizens BancShares, Inc. Class A                       400          47,180
First Financial Corp.                                       7,000         221,130
First M&F Corp.                                             1,300          43,810
FLAG Financial Corp.                                        2,600          36,010
Heritage Commerce Corp. (a)                                62,000       1,085,000
Nara Bancorp, Inc.                                            500           9,555
Provident Bankshares Corp.                                 11,632         403,979
State Financial Services Corp. Class A                     14,500         416,005


                                                           SHARES           VALUE
COMMERCIAL BANKS (CONTINUED)
Taylor Capital Group, Inc.                                    300   $       8,805
Umpqua Holdings Corp.                                      36,500         908,120
                                                                    -------------
                                                                        3,606,009
                                                                    -------------
COMMERCIAL SERVICES & SUPPLIES (2.9%)
Ambassadors International, Inc.                            45,000         580,050
Century Business Services, Inc. (a)                        19,500          86,385
Cenveo, Inc. (a)                                          130,900         409,717
Consolidated Graphics, Inc. (a)                             9,400         401,380
Hudson Highland Group, Inc. (a)                            36,900       1,054,049
Insurance Auto Auctions, Inc. (a)                         102,700       1,972,867
PICO Holdings, Inc. (a)                                   113,100       2,137,590
United Rentals, Inc. (a)                                   12,700         196,215
                                                                    -------------
                                                                        6,838,253
                                                                    -------------
COMMUNICATIONS EQUIPMENT (0.1%)
Digi International, Inc. (a)                               16,200         221,778
MRV Communications, Inc. (a)                               10,900          37,823
                                                                    -------------
                                                                          259,601
                                                                    -------------
COMPUTERS & PERIPHERALS (0.2%)
Intergraph Corp. (a)                                       14,800         369,038
                                                                    -------------

CONSTRUCTION & ENGINEERING (0.1%)
Comfort Systems USA, Inc. (a)                                 900           6,237
Washington Group International, Inc. (a)                    5,900         205,733
                                                                    -------------
                                                                          211,970
                                                                    -------------
CONSTRUCTION MATERIALS (0.1%)
Texas Industries, Inc.                                      5,900         300,487
                                                                    -------------

CONSUMER FINANCE (1.4%)
Advanta Corp. Class B                                      44,600       1,086,902
ASTA Funding, Inc.                                         45,200         816,990
Metris Cos., Inc. (a)                                      99,800         958,080
World Acceptance Corp. (a)                                 19,700         460,980
                                                                    -------------
                                                                        3,322,952
                                                                    -------------
DISTRIBUTORS (0.1%)
Noland Co.                                                    200           8,500
WESCO International, Inc. (a)                               4,900         122,892
                                                                    -------------
                                                                          131,392
                                                                    -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Time Warner Telecom, Inc. (a)                              59,100         302,592
                                                                    -------------

+ Percentages indicated are based on Fund net assets.
v Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES           VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
ELECTRIC UTILITIES (1.1%)
Allegheny Energy, Inc. (a)                                 25,900   $     474,229
Green Mountain Power Corp.                                 81,400       2,108,260
                                                                    -------------
                                                                        2,582,489
                                                                    -------------
ELECTRICAL EQUIPMENT (0.3%)
General Cable Corp. (a)                                    61,000         750,300
                                                                    -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilysys, Inc.                                             29,700         507,573
Brightpoint, Inc. (a)                                       8,925         135,571
CellStar Corp. (a)                                         13,700          52,060
                                                                    -------------
                                                                          695,204
                                                                    -------------
ENERGY EQUIPMENT & SERVICES (0.8%)
Lufkin Industries, Inc.                                     5,300         187,673
Maverick Tube Corp. (a)                                    35,500         936,135
NS Group, Inc. (a)                                         39,100         743,291
                                                                    -------------
                                                                        1,867,099
                                                                    -------------
FOOD & STAPLES RETAILING (1.6%)
Ingles Markets, Inc. Class A                              114,300       1,394,460
NeighborCare, Inc. (a)                                     45,400       1,163,602
Smart & Final, Inc. (a)                                    86,300       1,275,514
                                                                    -------------
                                                                        3,833,576
                                                                    -------------
FOOD PRODUCTS (2.2%)
John B. Sanfilippo & Son, Inc. (a)                         11,700         210,951
M & F Worldwide Corp. (a)                                 108,200       1,449,880
Pilgrim's Pride Corp.                                         200           5,408
Ralcorp Holdings, Inc.                                      5,200         191,100
Sanderson Farms, Inc.                                      20,400         662,796
Seaboard Corp.                                              4,060       2,821,700
                                                                    -------------
                                                                        5,341,835
                                                                    -------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
VDade Behring Holdings, Inc. (a)                           72,200       4,064,138
                                                                    -------------

HEALTH CARE PROVIDERS & SERVICES (4.4%)
Alderwoods Group, Inc. (a)                                281,300       2,849,569
Gentiva Health Services, Inc. (a)                         129,300       2,193,574
Magellan Health Services, Inc. (a)                         13,500         504,900
Mariner Health Care, Inc. (a)                              14,800         430,680
MedCath Corp. (a)                                          35,000         614,250
Res-Care, Inc. (a)                                         14,100         171,174
Stewart Enterprises, Inc. Class A (a)                     543,000       3,866,160
                                                                    -------------
                                                                       10,630,307
                                                                    -------------


                                                           SHARES           VALUE
HOTELS, RESTAURANTS & LEISURE (1.2%)
Dave & Buster's, Inc. (a)                                   2,200   $      39,050
La Quinta Corp. (a)                                       356,500       2,869,825
Magna Entertainment Corp. (a)                               9,100          51,233
                                                                    -------------
                                                                        2,960,108
                                                                    -------------
HOUSEHOLD DURABLES (3.7%)
Blount International, Inc. (a)                            129,100       1,866,786
Brookfield Homes Corp.                                     13,200         341,880
VM.D.C. Holdings, Inc.                                     50,560       3,880,480
National Presto Industries, Inc.                           59,700       2,400,537
Standard Pacific Corp.                                      4,100         230,215
Technical Olympic USA, Inc.                                 1,550          39,200
William Lyon Homes, Inc. (a)                                2,900         199,955
                                                                    -------------
                                                                        8,959,053
                                                                    -------------
INSURANCE (13.0%)
Allmerica Financial Corp. (a)                              39,800       1,197,980
American Medical Security Group, Inc. (a)                  35,900       1,139,825
AmerUs Group Co.                                            2,700         112,806
Argonaut Group, Inc. (a)                                  154,100       2,852,391
Ceres Group, Inc. (a)                                     355,800       1,921,320
Commerce Group, Inc. (The)                                 41,400       2,095,254
Delphi Financial Group, Inc. Class A                       22,650         925,705
Donegal Group, Inc. Class B                                44,400         891,552
Erie Family Life Insurance Co.                                200           6,300
FBL Financial Group, Inc. Class A                          27,500         712,525
FPIC Insurance Group, Inc. (a)                             55,800       1,551,240
Kansas City Life Insurance Co.                             10,700         438,700
LandAmerica Financial Group, Inc.                          19,300         944,735
Midland Co. (The)                                          15,600         431,028
National Western Life Insurance Co. Class A (a)             3,200         480,480
NYMAGIC, Inc.                                               7,800         158,340
Ohio Casualty Corp. (a)                                   103,100       2,152,728
VSafety Insurance Group, Inc.                             210,094       4,729,216
SCPIE Holdings, Inc.                                          100             865
Selective Insurance Group, Inc.                            14,600         570,568
Stewart Information Services Corp.                         30,000       1,272,600
UICI                                                       37,100       1,097,418
VUnited Fire & Casualty Co.                                65,600       3,943,216
Vesta Insurance Group, Inc.                               110,500         502,775
Zenith National Insurance Corp.                            24,600       1,010,322
                                                                    -------------
                                                                       31,139,889
                                                                    -------------

 70   MainStay Small Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES           VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL (1.8%)
Blair Corp.                                               109,500   $   3,427,350
Systemax, Inc. (a)                                        149,300         924,167
                                                                    -------------
                                                                        4,351,517
                                                                    -------------
INTERNET SOFTWARE & SERVICES (1.7%)
InfoSpace, Inc. (a)                                        43,300       2,273,250
Keynote Systems, Inc. (a)                                 134,600       1,893,149
                                                                    -------------
                                                                        4,166,399
                                                                    -------------
IT SERVICES (0.2%)
InterCept, Inc. (a)                                        21,420         402,482
                                                                    -------------
LEISURE EQUIPMENT & PRODUCTS (0.6%)
JAKKS Pacific, Inc. (a)                                    77,100       1,215,096
Johnson Outdoors, Inc. Class A (a)                          2,800          55,860
RC2 Corp. (a)                                                 400          11,144
Steinway Musical Instruments, Inc. (a)                      6,900         190,785
                                                                    -------------
                                                                        1,472,885
                                                                    -------------
MACHINERY (3.0%)
Alamo Group, Inc.                                             400           7,400
Ampco-Pittsburgh Corp.                                        100           1,332
Astec Industries, Inc. (a)                                111,200       1,611,288
EnPro Industries, Inc. (a)                                 93,300       2,048,868
Greenbrier Cos., Inc. (The)                                 2,100          51,849
Joy Global, Inc.                                            2,900          97,991
Reliance Steel & Aluminum Co.                              14,000         480,480
Terex Corp. (a)                                               200           7,600
Wolverine Tube, Inc. (a)                                  287,200       2,857,640
                                                                    -------------
                                                                        7,164,448
                                                                    -------------
MEDIA (0.4%)
Carmike Cinemas, Inc.                                      25,200         902,160
Pegasus Communications Corp. Class A (a)                    1,400          11,536
PRIMEDIA, Inc. (a)                                         15,600          39,780
                                                                    -------------
                                                                          953,476
                                                                    -------------
METALS & MINING (7.2%)
AK Steel Holding Corp. (a)                                136,200       1,297,986
Castle (A.M.) & Co. (a)                                   104,400       1,175,544
Commercial Metals Co.                                       2,300          83,145
Metal Management, Inc. (a)                                 97,200       1,769,040
Metals USA, Inc. (a)                                      184,900       3,154,394
Olympic Steel, Inc. (a)                                   175,900       3,123,984
Oregon Steel Mills, Inc. (a)                              177,300       2,574,396
Ryerson Tull, Inc.                                        102,900       1,679,328
Steel Dynamics, Inc.                                       19,800         657,360


                                                           SHARES           VALUE
METALS & MINING (CONTINUED)
Steel Technologies, Inc.                                   23,100   $     553,476
Stillwater Mining Co. (a)                                  92,800       1,147,008
                                                                    -------------
                                                                       17,215,661
                                                                    -------------
MULTILINE RETAIL (0.4%)
Dillard's, Inc. Class A                                    45,800         938,442
                                                                    -------------
MULTI-UTILITIES & UNREGULATED POWER (2.3%)
Avista Corp.                                               18,100         321,818
VEnergen Corp.                                             72,200       3,882,916
Sierra Pacific Resources (a)                              115,400       1,107,840
Westar Energy, Inc.                                         5,300         111,035
                                                                    -------------
                                                                        5,423,609
                                                                    -------------
OFFICE ELECTRONICS (0.0%) (C)
Gerber Scientific, Inc. (a)                                 3,600          28,152
                                                                    -------------
OIL & GAS (16.5%)
Callon Petroleum Co. (a)                                  162,700       2,198,077
Comstock Resources, Inc. (a)                                4,600         101,200
Denbury Resources, Inc. (a)                                39,200         972,160
Frontier Oil Corp.                                         47,400       1,165,092
VGeneral Maritime Corp. (a)                               129,800       4,932,400
Giant Industries, Inc. (a)                                 70,300       1,614,791
Harvest Natural Resources, Inc. (a)                        41,800         632,016
Holly Corp.                                                86,700       2,128,485
Houston Exploration Co. (The) (a)                          19,000       1,113,400
KCS Energy, Inc. (a)                                      244,400       3,326,284
Mission Resources Corp. (a)                                81,000         496,125
VOverseas Shipholding Group, Inc.                          81,600       4,647,120
Petroleum Development Corp. (a)                            20,000         704,400
Plains Exploration & Production Co. (a)                   108,986       2,724,650
Resource America, Inc. Class A                            139,300       3,398,920
Swift Energy Co. (a)                                      116,600       2,827,550
VTesoro Petroleum Corp. (a)                               156,000       4,723,680
Vintage Petroleum, Inc.                                    88,500       1,858,500
                                                                    -------------
                                                                       39,564,850
                                                                    -------------
PAPER & FOREST PRODUCTS (0.3%)
Louisiana-Pacific Corp.                                    31,500         772,065
Mercer International, Inc. (a)                              1,400          12,250
Potlatch Corp.                                                200           9,418
                                                                    -------------
                                                                          793,733
                                                                    -------------
PERSONAL PRODUCTS (0.0%) (C)
Elizabeth Arden, Inc. (a)                                     200           4,796
                                                                    -------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES           VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
REAL ESTATE (6.0%)
American Land Lease, Inc.                                   3,500   $      69,510
Anworth Mortgage Asset Corp.                                  800           8,184
Bluegreen Corp. (a)                                        75,500         926,385
California Coastal Communities, Inc. (a)                   50,300       1,081,450
Corrections Corp. of America (a)                           62,000       2,154,500
Cousins Properties, Inc.                                    5,200         193,544
CRIIMI MAE, Inc. (a)                                       42,200         692,080
CRT Properties, Inc.                                       19,000         421,040
VImpac Mortgage Holdings, Inc.                            193,400       4,372,774
LaSalle Hotel Properties                                   20,100         577,272
LNR Property Corp.                                         19,900       1,244,546
Newcastle Investment Corp.                                 36,300       1,111,143
Novastar Financial, Inc.                                   10,400         450,112
Price Legacy Corp.                                         32,500         611,325
Senior Housing Properties Trust                            22,600         423,976
                                                                    -------------
                                                                       14,337,841
                                                                    -------------
ROAD & RAIL (1.4%)
Celadon Group, Inc. (a)                                       700          13,615
Florida East Coast Industries, Inc.                        49,800       1,885,428
Overnite Corp.                                              2,200          71,192
RailAmerica, Inc. (a)                                      53,200         589,988
SCS Transportation, Inc. (a)                               45,300         818,571
                                                                    -------------
                                                                        3,378,794
                                                                    -------------
SPECIALTY RETAIL (3.2%)
Building Materials Holding Corp.                          114,100       3,297,490
Pep Boys-Manny, Moe & Jack (The)                           14,800         210,456
Rent-Way, Inc. (a)                                        106,600         835,744
Stage Stores, Inc. (a)                                     13,900         500,539
Trans World Entertainment Corp. (a)                       265,200       2,752,776
                                                                    -------------
                                                                        7,597,005
                                                                    -------------
TEXTILES, APPAREL & LUXURY GOODS (1.4%)
Haggar Corp.                                               11,500         186,760
Hampshire Group, Ltd. (a)                                   5,300         161,862
Hartmax Corp. (a)                                         297,700       2,488,772
Movado Group, Inc.                                          2,200          37,950
Perry Ellis International, Inc. (a)                         7,100         152,650
Phillips-Van Heusen Corp.                                  18,100         412,499
                                                                    -------------
                                                                        3,440,493
                                                                    -------------


                                                           SHARES           VALUE
THRIFTS & MORTGAGE FINANCE (2.5%)
BankAtlantic Bancorp, Inc. Class A                         13,400   $     234,366
BankUnited Financial Corp. (a)                             23,800         708,050
Berkshire Hills Bancorp, Inc.                               3,600         136,008
Capital Crossing Bank (a)                                  11,400         313,500
Commercial Capital Bancorp, Inc.                           32,532         729,693
Corus Bankshares, Inc.                                        200           9,202
First Financial Service Corp.                                 400           9,804
Flagstar Bancorp, Inc.                                      5,100         106,539
Fremont General Corp.                                         200           4,300
ITLA Capital Corp. (a)                                      9,400         455,157
New Century Financial Corp.                                20,400       1,125,060
Ocwen Financial Corp. (a)                                  83,600         627,000
Provident Financial Holdings, Inc.                          3,450         100,257
Sterling Financial Corp. (a)                                8,522         320,172
United Community Financial Corp.                            7,300          81,541
Waypoint Financial Corp.                                   20,700         568,422
WSFS Financial Corp.                                        7,600         412,718
                                                                    -------------
                                                                        5,941,789
                                                                    -------------
TOBACCO (0.1%)
Universal Corp.                                             5,100         233,478
                                                                    -------------
TRADING COMPANIES & DISTRIBUTORS (0.2%)
Huttig Building Products, Inc. (a)                         56,700         453,600
                                                                    -------------
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
American Tower Corp. Class A (a)                              500           8,595
Crown Castle International Corp. (a)                        1,900          29,089
Dobson Communications Corp. Class A (a)                    46,300          61,579
SBA Communications Corp. (a)                              153,900       1,288,143
                                                                    -------------
                                                                        1,387,406
                                                                    -------------
Total Common Stocks (Cost $201,703,273)                               233,605,889
                                                                    -------------

 72   MainStay Small Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
SHORT-TERM INVESTMENT (2.5%)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.5%)
Bank of New York (The)
  1.65%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity $5,930,815
  (Collateralized by Federal
  National Mortgage
  Association
  4.15%, due 3/1/33
  with a Principal Amount of
  $6,049,013 and a Market Value of $6,169,994
  including accrued interest)                    $   5,930,000      $   5,930,000
                                                                    -------------
Total Short-Term Investment (Cost $5,930,000)                           5,930,000
                                                                    -------------
Total Investments (Cost $207,633,273) (d)                100.0%       239,535,889(e)
Liabilities in Excess of
  Cash and Other Assets                                   (0.0)(c)        (16,579)
                                                 -------------      -------------
Net Assets                                               100.0%     $ 239,519,310
                                                 =============      =============

(a)  Non-income producing security.
(b) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(c)  Less than one tenth of a percent.
(d) The cost for federal income tax purposes is $207,884,371.
(e)  At October 31, 2004 net unrealized appreciation was
     $31,651,518, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $37,584,005 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,932,487.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $207,633,273)                $239,535,889
Cash                                                   5,227
Receivables:
  Fund shares sold                                 1,425,721
  Investment securities sold                         160,407
  Dividends and interest                              69,839
Other assets                                          20,565
                                                ------------
    Total assets                                 241,217,648
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                  1,072,927
  Fund shares redeemed                               305,025
  Manager                                            199,222
  Transfer agent                                      31,302
  NYLIFE Distributors                                 20,638
  Custodian                                           10,210
Accrued expenses                                      59,014
                                                ------------
    Total liabilities                              1,698,338
                                                ------------
Net assets                                      $239,519,310
                                                ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  1 billion shares authorized:
  Class A                                       $     13,248
  Class B                                              8,111
  Class C                                              3,003
  Class I                                            104,141
Additional paid-in capital                       167,126,757
Accumulated undistributed net realized gain
  on investments                                  40,361,434
Net unrealized appreciation on investments        31,902,616
                                                ------------
Net assets                                      $239,519,310
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 24,621,130
                                                ============
Shares of capital stock outstanding                1,324,843
                                                ============
Net asset value per share outstanding           $      18.58
Maximum sales charge (5.50% of offering price)          1.08
                                                ------------
Maximum offering price per share outstanding    $      19.66
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 14,904,596
                                                ============
Shares of capital stock outstanding                  811,078
                                                ============
Net asset value and offering price per share
  outstanding                                   $      18.38
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  5,517,707
                                                ============
Shares of capital stock outstanding                  300,297
                                                ============
Net asset value and offering price per share
  outstanding                                   $      18.37
                                                ============
CLASS I
Net assets applicable to outstanding shares     $194,475,877
                                                ============
Shares of capital stock outstanding               10,414,063
                                                ============
Net asset value and offering price per share
  outstanding                                   $      18.67
                                                ============

 74   MainStay Small Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 2,988,232
  Interest                                            56,938
                                                 -----------
    Total income                                   3,045,170
                                                 -----------
EXPENSES:
  Manager                                          2,050,915
  Transfer agent -- Classes A, B and C                75,027
  Transfer agent -- Class I                           99,058
  Professional                                        67,931
  Registration                                        48,418
  Custodian                                           47,417
  Distribution -- Class B                             44,074
  Distribution -- Class C                             14,436
  Shareholder communication                           41,085
  Trustees                                            23,878
  Service -- Class A                                  18,193
  Service -- Class B                                  14,692
  Service -- Class C                                   4,812
  Service -- Service Class                               573
  Miscellaneous                                       38,845
                                                 -----------
    Total expenses                                 2,589,354
  Fees paid indirectly (See Note 2(E))               (42,247)
                                                 -----------
    Net expenses                                   2,547,107
                                                 -----------
Net investment income                                498,063
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  40,242,703
Net change in unrealized depreciation on
  investments                                     (4,766,868)
                                                 -----------
Net realized and unrealized gain on investments   35,475,835
                                                 -----------
Net increase in net assets resulting from
  operations                                     $35,973,898
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $93.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2004 AND OCTOBER 31, 2003

                                               2004           2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $     498,063   $    653,795
 Net realized gain on investments        40,242,703     14,921,032
 Net change in unrealized
  depreciation on investments            (4,766,868)    30,247,013
                                      ----------------------------
 Net increase in net assets
  resulting from operations              35,973,898     45,821,840
                                      ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class I                                 (529,938)    (1,275,510)
   Service Class                             (2,449)        (1,461)

 From net realized gain on investments:
   Class C                                      (69)            --
   Class I                               (8,783,780)            --
   Service Class                            (58,903)            --
                                      ----------------------------
 Total dividends and distributions
  to shareholders                        (9,375,139)    (1,276,971)
                                      ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                               26,466,450             --
   Class B                               15,449,601             --
   Class C                                5,487,844          1,149
   Class I                              120,485,449    123,830,893
   Service Class                            150,100        853,598

 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class C                                       69             --
   Class I                                8,970,892      1,237,937
   Service Class                             61,284          1,461
                                      ----------------------------
                                        177,071,689    125,925,038

 Cost of shares redeemed:
   Class A                               (2,619,360)            --
   Class B                               (1,096,142)            --
   Class C                                 (189,760)          (102)
   Class I                             (123,333,409)  (117,287,648)
   Service Class                         (1,347,714)       (16,449)
                                      ----------------------------
                                       (128,586,385)  (117,304,199)
                                      ----------------------------
    Increase in net assets derived
     from capital share transactions     48,485,304      8,620,839
                                      ----------------------------
    Net increase in net assets           75,084,063     53,165,708

                                               2004           2003

NET ASSETS:
Beginning of year                     $ 164,435,247   $111,269,539
                                      ----------------------------
End of year                           $ 239,519,310   $164,435,247
                                      ============================
Accumulated undistributed net
 investment income at end of year     $          --   $    216,019
                                      ============================

 76   MainStay Small Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                              CLASS A       CLASS B              CLASS C
                                            -----------   -----------   --------------------------
                                            JANUARY 2,    JANUARY 2,                  DECEMBER 30,
                                              2004**        2004**         YEAR          2002**
                                              THROUGH       THROUGH        ENDED        THROUGH
                                            OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                               2004          2004          2004           2003
Net asset value at beginning of period        $ 16.78       $ 16.71       $16.15        $ 11.46
                                              -------       -------       ------        -------
Net investment income (loss)                    (0.09)(e)     (0.19)(e)    (0.25)(e)      (0.05)(e)
Net realized and unrealized gain (loss) on
  investments                                    1.89          1.86         3.28           4.74
                                              -------       -------       ------        -------
Total from investment operations                 1.80          1.67         3.03           4.69
                                              -------       -------       ------        -------
Less dividends and distributions:
  From net investment income                       --            --           --             --
  From net realized gain on investments            --            --        (0.81)            --
                                              -------       -------       ------        -------
Total dividends and distributions                  --            --        (0.81)            --
                                              -------       -------       ------        -------
Net asset value at end of period              $ 18.58       $ 18.38       $18.37        $ 16.15
                                              =======       =======       ======        =======
Total investment return (b)                     10.73%(c)      9.99%(c)    19.29%         40.92%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                (0.36%)++     (1.12%)++    (1.13%)++      (0.47%)++
    Net expenses                                 1.87%++#      2.62%++#     2.62%++#       2.27%++#
    Expenses (before reimbursement)              1.87%++#      2.62%++#     2.62%++#       2.34%++#
Portfolio turnover rate                           132%          132%         132%           135%
Net assets at end of period (in 000's)        $24,621       $14,905       $5,518        $     2

*    The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
+    Less than 0.01% of average net assets.
++   Annualized.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.08%, 0.07% and 0.08% of average net assets for the years or periods ended October 31, 2004, October 31,
     2003, October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.02% of average net assets for the year ended
     December 31, 2000 and less than 0.01% of average net assets for the other years indicated.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Restated.
(e)  Per share data based on average shares outstanding during the period.

 78   MainStay Small Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                            CLASS I
  ---------------------------------------------------------------------------------------------------------------------------
                                                                        JANUARY 1,
                                                                           2001
                                                                          THROUGH
                    YEAR ENDED OCTOBER 31,                              OCTOBER 31,                 YEAR ENDED DECEMBER 31,
          2004                      2003               2002                2001*                    2000               1999
        $  16.26                  $  11.58           $  11.04            $  10.65                 $  11.76           $  11.93
        --------                  --------           --------            --------                 --------           --------
            0.06(e)                   0.07(e)            0.15                0.08                    (0.00)(a)           0.01
            3.21                      4.74               0.50                0.31                    (1.11)              0.35
        --------                  --------           --------            --------                 --------           --------
            3.27                      4.81               0.65                0.39                    (1.11)              0.36
        --------                  --------           --------            --------                 --------           --------
           (0.05)                    (0.13)             (0.11)                 --                       --              (0.01)
           (0.81)                       --                 --                  --                       --              (0.52)
        --------                  --------           --------            --------                 --------           --------
           (0.86)                    (0.13)             (0.11)                 --                       --              (0.53)
        --------                  --------           --------            --------                 --------           --------
        $  18.67                  $  16.26           $  11.58            $  11.04                 $  10.65           $  11.76
        ========                  ========           ========            ========                 ========           ========
           20.72%                    42.04%              5.84%               3.66%(c)                (9.44%)             3.05%
            0.32%++                   0.53%              1.08%               0.70%++                 (0.00%)+            0.05%
            1.18%++#                  1.27%#             1.26%#              1.23%++#(d)              1.21%#             1.18%#
            1.18%++#                  1.34%#             1.27%#              1.23%++#(d)              1.21%#             1.18%#
             132%                      135%               103%                 77%                     105%                56%
        $194,476                  $163,362           $111,181            $108,105                 $157,630           $251,229

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                       SERVICE CLASS+++
                                            ---------------------------------------
                                            NOVEMBER 1,                   JULY 1,
                                               2003                       2002**
                                              THROUGH     YEAR ENDED      THROUGH
                                            JANUARY 9,    OCTOBER 31,   OCTOBER 31,
                                               2004          2003          2002
Net asset value at beginning of period        $16.24        $11.58        $13.91
                                              ------        ------        ------
Net investment income (loss)                    0.03(e)      (0.04)(d)     (0.00)(a)
Net realized and unrealized gain (loss) on
  investments                                   1.74          4.75         (2.33)
                                              ------        ------        ------
Total from investment operations                1.77          4.79         (2.33)
                                              ------        ------        ------
Less dividends and distributions:
  From net investment income                   (0.03)        (0.13)           --
  From net realized gain on investments        (0.81)           --            --
                                              ------        ------        ------
Total dividends and distributions              (0.84)        (0.13)           --
                                              ------        ------        ------
Net asset value at end of period              $17.17        $16.24        $11.58
                                              ======        ======        ======
Total investment return (b)                    11.07%(c)     41.80%       (16.75%)(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                1.02%++       0.28%         0.83%++
    Net expenses                                1.44%++#      1.52%#        1.51%++#
    Expenses (before reimbursement)             1.44%++#      1.59%#        1.52%++#
Portfolio turnover rate                          135%          135%          103%
Net assets at end of period (in 000's)        $    0        $1,071        $   88

*    The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
+    Less than 0.01% of average net assets.
++   Annualized.
+++  Service Class shares ceased operations on January 9, 2004.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.08% and 0.07% of average net assets for the
     years or periods ended January 9, 2004, October 31, 2003 and
     October 31, 2002, respectively.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges.
     Service Class is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Per share data based on average shares outstanding during the period.

 80   MainStay Small Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY CASH RESERVES FUND

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS I SHARES(2) -- NO SALES CHARGE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         0.77%  2.76%   3.98%

7-DAY CURRENT YIELD -- 1.28%
(LINE GRAPH FOR CLASS I SHARES)

                                                                                                   AVERAGE LIPPER MONEY MARKET
                                                                MAINSTAY CASH RESERVES FUND                    FUND
                                                                ---------------------------        ---------------------------
10/31/94                                                                   10000                              10000
                                                                           10557                              10530
                                                                           11103                              11045
                                                                           11683                              11591
                                                                           12304                              12173
                                                                           12895                              12723
                                                                           13667                              13444
                                                                           14306                              14026
                                                                           14541                              14211
                                                                           14662                              14300
10/31/04                                                                   14775                              14381

  --   MainStay Cash Reserves Fund  --   Average Lipper money
                                         market fund

 SWEEP SHARES CLASS(2) -- NO SALES CHARGE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         0.27%  2.25%   3.41%

7-DAY CURRENT YIELD -- 0.78%
(LINE GRAPH FOR SWEEP SHARES CLASS)

                                                                                                   AVERAGE LIPPER INSTITUTIONAL
                                                                MAINSTAY CASH RESERVES FUND             MONEY MARKET FUND
                                                                ---------------------------        ----------------------------
10/31/94                                                                   10000                              10000
                                                                           10492                              10572
                                                                           10953                              11134
                                                                           11463                              11731
                                                                           12012                              12366
                                                                           12513                              12969
                                                                           13197                              13758
                                                                           13744                              14411
                                                                           13901                              14660
                                                                           13946                              14801
10/31/04                                                                   13984                              14936

  --   MainStay Cash Reserves Fund  --   Average Lipper institutional
                                         money market fund

                                                 ONE    FIVE     TEN
BENCHMARK PERFORMANCE                            YEAR   YEARS   YEARS

Average Lipper money market fund(1)              0.47%  2.35%    3.70%
Average Lipper institutional money market
  fund(1)                                        0.85   2.79     4.09

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fees, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Sweep Shares Class shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .25%, and are available only through financial institutions participating in a sweep account arrangement. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Performance for the Sweep Shares Class shares, first offered 12/8/98, includes the performance of Class I shares from inception (1/2/91) through 12/7/98.

1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested. The average Lipper money market fund is considered to be the Fund's broad-based securities-market index for comparison purposes.
2. As of 10/31/04, MainStay Cash Reserves Fund had an effective 7-day yield of 1.29% and a 7-day current yield of 1.28% for the Class I shares and an effective 7-day yield of 0.79% and a 7-day current yield of 0.78% for the Sweep Shares Class. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the current 7-day yield would have been 1.19% and 1.18% for the Class I Shares and 0.69% and 0.68% for the Sweep Shares Class. These expense limitations are voluntary and may be terminated or revised at any time. The current yield is more reflective of the Fund's earnings than the total return.

                                                    www.mainstayfunds.com     81

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CASH RESERVES FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                 ENDING ACCOUNT                         ENDING ACCOUNT
                                                  VALUE (BASED                           VALUE (BASED
                                 BEGINNING         ON ACTUAL          EXPENSES         ON HYPOTHETICAL          EXPENSES
                                  ACCOUNT         RETURNS AND           PAID            5% ANNUALIZED             PAID
                                   VALUE           EXPENSES)           DURING             RETURN AND             DURING
SHARE CLASS(1)                    5/1/04            10/31/04           PERIOD          ACTUAL EXPENSES)          PERIOD

CLASS I SHARES                   $1,000.00         $1,004.60           $2.52              $1,022.50              $2.54
------------------------------------------------------------------------------------------------------------------------

SWEEP SHARES                     $1,000.00         $1,002.10           $5.03              $1,020.00              $5.08
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

                                                                                     U.S.                          LIABILITIES IN
                                                                                  GOVERNMENT                          EXCESS OF
                          CERTIFICATES OF      CORPORATE        MEDIUM TERM        & FEDERAL       ASSET-BACKED       CASH AND
COMMERCIAL PAPER              DEPOSIT            BONDS             NOTES            AGENCY          SECURITIES      OTHER ASSETS
----------------          ---------------      ---------        -----------       ----------       ------------    --------------
71.5                           13.90             5.60              5.50              3.70              3.30            -3.5

See Portfolio of Investments on page 85 for specific holdings within these categories.

 82   MainStay Cash Reserves Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Mark C. Boyce and David E. Clement, CFA, of
New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund invests in high-quality, short-term securities that are denominated in U.S. dollars and mature in 13 months or less. The Fund may invest in obli-gations of the U.S. government and its agencies or instrumentalities. It may also invest in CDs, bankers' acceptances, commercial paper, loans, time deposits, repurchase agreements, and corporate debt securities. The Fund's investments may also include variable rate notes, floaters, and asset-backed securities.

WHAT MAJOR FACTORS INFLUENCED THE MONEY MARKETS DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

The sustained war in Iraq, ongoing tensions in the Middle East, and growing domestic budget deficits continued to influence the financial markets during the 12-month reporting period. For much of the reporting period, the Federal Reserve remained largely out of sight and maintained the targeted federal funds rate at a low 1.0%.

In April, however, the financial markets began to anticipate that the Federal Open Market Committee might move to tighten interest rates, and the money-market yield curve began to steepen. From June through October, the most significant factor affecting the money markets was the action of the Federal Reserve. The Federal Open Market Committee increased the targeted federal funds rate three times--in June, August, and September--with a 25 basis point move on each occasion. This brought the targeted federal funds rate to 1.75% at the end of the annual period.

HOW DID FEDERAL RESERVE POLICY AFFECT THE FUND'S DURATION POSITIONING DURING THE ANNUAL PERIOD?

The Fund's duration changed dramatically during the 12-month reporting period based on the Federal Reserve's tightening moves. At the end of October 2003, the Fund had a duration of 82 days as we sought to benefit from declining short-term interest rates. As the economic picture changed over the ensuing months, the money-market landscape changed as well. Short-term rates began to rise as the Federal Open Market Committee tightened monetary policy for the first time since May 2000. We positioned the Fund for higher short-term rates by shortening its duration to 49 days by the end of October 2004. A shorter duration allows the Fund to react more quickly to interest-rate changes. This strategy is generally beneficial in a rising rate environment.

DID THE STEEPENING OF THE MONEY-MARKET YIELD CURVE INFLUENCE THE FUND'S INVESTMENT DECISIONS?

The steepening of the money-market yield curve, as measured by the difference between the overnight federal funds rate and 12-month LIBOR,(1) was a major influence on our decisions. The curve steepened by 20 basis points during the reporting period, from a 55 basis point difference on October 31, 2003, to a 75 basis point difference one year later. There was also substantial volatility in the money markets during the reporting period. For example, in March 2004, the money-market yield curve reached its flattest point--a 25 basis point difference between the overnight federal funds rate and 12-month LIBOR. During June 2004, the difference reached 147 basis points.

The Fund was able to benefit from the steeper yield curve through investments in securities that mature in 2005. For instance, we purchased short-term Treasury coupon securities, specifically 1.625% securities due at the end of March and the end of April 2005. We also purchased some Colgate-Palmolive 3.98% securities that mature near the end of April 2005.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

Commercial paper, which offers a high degree of liquidity, continued to be the key market sector for the portfolio during the reporting period. In addition, we continued to cull the short-term corporate-note sector for yield-enhancement opportunities. Among

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. The London interbank offered rate (LIBOR) is a floating interest rate that is widely used as a base rate in bank, corporate, and government lending agreements.

                                                    www.mainstayfunds.com     83
short corporates, some of the Fund's key investments included notes of Minnesota Mining & Manufacturing, Colgate-Palmolive, and Bank One.

We also sought to add incremental yield through the asset-backed security sector and the floating-rate security sector, though we gave up some liquidity in the process. During the 12-month reporting period, we purchased Nissan Auto Receivables Owners Trust, DaimlerChrysler Auto Trust, and Capital One Auto Finance asset-backed securities and General Electric and American Express floating-rate securities. We also purchased certificates of deposit issued by Wells Fargo Bank, Citibank, Toronto-Dominion Bank, and Deutsche Bank. A portion of the Fund's assets were invested in callable agency securities.

DID THE FUND CHANGE ITS ASSET CLASS WEIGHTINGS?

As we shortened the portfolio's duration over the 12-month reporting period, we increased the Fund's weighting in commercial paper and in asset-backed securities. As a result, the Fund's exposure to short-term corporate notes decreased.

WHAT DO YOU ANTICIPATE GOING FORWARD?

As 2004 comes to a close, we expect the Federal Reserve to continue nudging short-term interest rates higher. As long as this scenario appears likely, we will continue to keep the portfolio's weighted average maturity short. We will also seek securities that are likely to benefit from higher short-term interest rates.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY CASH RESERVES FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 84   MainStay Cash Reserves Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (103.5%)+
------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (3.3%)
Americredit Automobile Receivables Series 2004-CA
  Class A1
  1.765%, due 9/6/05 (c)                            $ 4,111,690   $  4,111,690
Capital One Auto Finance Trust Series 2004-B Class
  A1
  1.81%, due 10/17/05 (b)(c)                          2,000,000      2,000,000
Nissan Auto Receivables
  Owners Trust
  Series 2004-B Class A1
  1.64%, due 7/15/05 (c)                              2,551,380      2,551,381
  1.93%, due 9/15/05 (c)                              3,054,046      3,054,046
World Omni Vehicle Leasing
  1.80%, due 11/1/04 (a)(c)                           5,000,000      5,000,000
                                                                  ------------
                                                                    16,717,117
                                                                  ------------
CERTIFICATES OF DEPOSIT (13.9%)
Citibank NA
  1.805%, due 12/13/04 (c)                           15,000,000     15,000,000
Deutsche Bank NY
  1.11%, due 12/17/04 (c)(d)                         10,000,000      9,998,413
Dresdner Bank AG
  1.97%, due 5/10/05 (c)(d)                          10,000,000     10,000,000
Suntrust Bank
  2.07%, due 2/22/05 (c)                              5,500,000      5,500,000
Toronto Dominion Bank
  1.41%, due 1/5/05 (c)(d)                            5,000,000      5,000,000
  1.655%, due 11/23/04 (c)                           10,000,000     10,000,000
Wells Fargo Bank NA
  1.67%, due 11/1/04 (c)                             15,000,000     15,000,000
                                                                  ------------
                                                                    70,498,413
                                                                  ------------
COMMERCIAL PAPER (71.5%)
ABN-Amro N.A. Finance, Inc.
  1.85%, due 12/6/04                                 10,000,000      9,982,014
Barclays U.S. Funding Corp.
  1.54%, due 12/3/04                                  9,128,000      9,115,505
BellSouth Corp.
  1.80%, due 11/4/04 (a)                             10,000,000      9,998,500
Blue Ridge Asset Funding
  1.78%, due 11/5/04 (a)                              5,000,000      4,999,011
Bristol-Myers Squibb Co.
  1.82%, due 11/15/04 (a)                            11,037,000     11,029,188
Cafco LLC
  1.80%, due 11/17/04 (a)                            10,000,000      9,992,000
Caterpillar Financial Services
  1.41%, due 11/8/04                                  6,990,000      6,988,084
Citigroup Global Markets Holdings, Inc.
  1.77%, due 11/9/04                                 12,446,000     12,441,105
  1.89%, due 11/30/04                                 6,434,000      6,424,204

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
Coca-Cola Enterprises, Inc.
  1.74%, due 11/3/04                                $ 5,641,000   $  5,640,455
Countrywide Home Loans, Inc.
  1.81%, due 11/8/04                                 11,163,000     11,159,071
CRC Funding LLC
  2.02%, due 1/14/05 (a)                              7,662,000      7,630,186
CXC, Inc.
  1.67%, due 11/22/04 (a)                             8,308,000      8,299,907
Delaware Funding Corp.
  1.82%, due 11/18/04 (a)                             5,000,000      4,995,703
Edison Asset Securitization LLC
  1.64%, due 11/10/04 (a)                            10,000,000      9,995,900
  1.85%, due 12/2/04 (a)                             10,000,000      9,984,069
General Electric Capital Co.
  1.60%, due 11/9/04                                  1,644,000      1,643,415
Goldman Sachs Group, Inc.
  1.66%, due 11/23/04                                10,000,000      9,989,856
Govco, Inc.
  1.66%, due 11/18/04 (a)                            10,000,000      9,992,161
  2.06%, due 1/12/05 (a)                              3,062,000      3,049,385
HBOS Treasury Services
  1.772%, due 11/24/04                               10,000,000      9,988,500
  2.03%, due 2/1/05                                   3,223,000      3,206,280
KFW International Finance, Inc.
  1.75%, due 11/10/04 (a)                             9,685,000      9,680,763
Kitty Hawk Funding Corp.
  1.79%, due 11/12/04 (a)                            20,000,000     19,989,061
Lehman Brothers Holdings, Inc.
  2.097%, due 4/8/05                                  8,000,000      7,925,564
Marsh & McLennan Cos., Inc.
  1.78%, due 11/22/04 (a)                            15,000,000     14,984,425
Morgan Stanley Dean Witter & Co.
  1.79%, due 11/4/04                                 12,234,000     12,232,175
National Rural Utilities Cooperative Finance Corp.
  1.78%, due 11/2/04                                 12,000,000     11,999,407
Park Avenue Receivables Corp.
  1.78%, due 11/4/04 (a)                              5,000,000      4,999,258
Procter & Gamble Co. (The)
  1.76%, due 12/8/04 (a)                             14,060,000     14,034,567
Rabobank USA Financial Corp.
  1.95%, due 1/28/05                                  7,462,000      7,426,431

+   Percentages indicated are based on Fund net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
xRoyal Bank of Scotland
  1.66%, due 11/12/04                               $12,000,000   $ 11,993,913
  1.73%, due 11/16/04                                 8,000,000      7,994,233
SBC Communications, Inc.
  2.06%, due 1/25/05 (a)                              6,942,000      6,908,235
Sheffield Receivables Corp.
  1.89%, due 11/26/04 (a)                             4,474,000      4,468,128
Shell Finance (UK) PLC
  1.85%, due 12/9/04                                 21,490,000     21,448,302
Svenska Handelsbanken AB
  1.84%, due 12/6/04                                 15,000,000     14,973,167
Variable Funding Capital Co.
  1.85%, due 11/19/04 (a)                            10,000,000      9,990,750
Westpac Capital Corp.
  1.68%, due 11/29/04                                 5,115,000      5,108,316
                                                                  ------------
                                                                   362,701,194
                                                                  ------------
CORPORATE BONDS (5.6%)
3M Co.
  5.639%, due 12/13/04 (a)(c)                        10,000,000     10,049,408
General Electric Co.
  2.15%, due 10/24/05 (b)(c)                         13,000,000     13,011,987
Lehman Brothers Holdings, Inc.
  Series G
  7.75%, due 1/15/05 (a)(b)(c)                        5,050,000      5,116,599
                                                                  ------------
                                                                    28,177,994
                                                                  ------------
MEDIUM-TERM NOTES (5.5%)
Colgate-Palmolive Co.
  3.98%, due 4/29/05 (c)                              4,000,000      4,040,296
Lehman Brothers Holdings, Inc. Series A
  1.86%, due 5/16/05 (c)                              7,000,000      7,000,000
Pfizer, Inc.
  2.12%, due 11/4/05 (b)                             17,000,000     17,000,000
                                                                  ------------
                                                                    28,040,296
                                                                  ------------

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
U.S. GOVERNMENT & FEDERAL AGENCIES (3.7%)
Federal National Mortgage Association
  1.435%, due 12/1/04                               $   890,000   $    888,936
  1.75%, due 5/23/05 (c)                             10,000,000     10,000,000
United States Treasury Notes
  1.625%, due 3/31/05 (c)                             3,000,000      3,003,475
  1.625%, due 4/30/05 (c)                             5,000,000      5,004,983
                                                                  ------------
                                                                    18,897,394
                                                                  ------------
Total Short-Term Investments
  (Amortized Cost $525,032,408) (e)                       103.5%   525,032,408
Liabilities in Excess of Cash and Other Assets             (3.5)   (17,675,924)
                                                    -----------   ------------
Net Assets                                                100.0%  $507,356,484
                                                    ===========   ============

(a)  May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at October 31, 2004.
(c)  Coupon interest bearing security.
(d)  Yankee certificate of deposit (CD) -- dollar-denominated
     CD issued in the United States by foreign banks and corporations.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.

 86   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of Cash Reserves Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                                       AMORTIZED
                                                            COST   PERCENT+
Agency                                              $ 18,897,394        3.7%
Automobile -- Sequential                               6,111,690        1.2
Beverages -- Non-Alcoholic                             5,640,455        1.1
Commercial Banks -- Central U.S.                       5,500,000        1.1
Commercial Banks -- Eastern U.S.                      54,195,401       10.7
Commercial Banks -- Non U.S.                          15,000,000        3.0
Cosmetics & Toiletries                                18,074,863        3.6
Diversified Financial Services                         9,069,847        1.8
Diversified Manufacturing                             23,061,395        4.5
Finance -- Auto Loans                                  5,605,426        1.1
Finance -- Commercial                                  6,988,084        1.4
Finance -- Corporate Loans                             4,999,011        1.0
Finance -- Investment Banker/Broker                   61,129,503       12.0
Finance -- Mortgage Loan/Banker                       11,159,071        2.2
Finance -- Other Services                             47,652,410        9.4
Finance -- Receivables                                82,715,518       16.3
Insurance -- Brokers                                  14,984,425        3.0
Medical -- Drugs                                      28,029,188        5.5
Money Center Banks                                    52,863,689       10.4
Oil Companies Integrated                              21,448,303        4.2
Super-Regional Banks -- U.S.                          15,000,000        3.0
Telephone -- Integrated                               16,906,735        3.3
                                                    ------------   --------
                                                     525,032,408      103.5
Liabilities in Excess of
  Cash and Other Assets                              (17,675,924)      (3.5)
                                                    ------------   --------
Net Assets                                          $507,356,484      100.0%
                                                    ============   ========

+    Percentages indicated are based on Fund net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.    www.mainstayfunds.com  87

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (amortized cost $525,032,408)                 $525,032,408
Cash                                                     694
Receivables:
  Interest                                         1,032,798
  Fund shares sold                                   513,328
Other assets                                          18,822
                                                ------------
    Total assets                                 526,598,050
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                 17,000,000
  Fund shares redeemed                             1,849,931
  Manager                                            172,517
  NYLIFE Distributors                                110,339
  Shareholder communication                           44,171
  Custodian                                           10,972
  Transfer agent                                      10,614
  Directors                                            4,762
Accrued expenses                                      38,260
                                                ------------
    Total liabilities                             19,241,566
                                                ------------
Net assets                                      $507,356,484
                                                ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  8 billion shares authorized:
  Class I                                       $    246,557
  Sweep Shares Class                                 260,800
Additional paid-in capital                       506,851,835
Accumulated net realized loss on investments          (2,708)
                                                ------------
Net assets                                      $507,356,484
                                                ============
CLASS I
Net assets applicable to outstanding shares     $246,542,242
                                                ============
Shares of capital stock outstanding              246,556,804
                                                ============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                ============
SWEEP SHARES CLASS
Net assets applicable to outstanding shares     $260,814,242
                                                ============
Shares of capital stock outstanding              260,800,225
                                                ============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                ============

 88   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Interest                                        $6,270,401
                                                  ----------
EXPENSES:
  Manager                                          2,475,666
  Distribution -- Sweep Shares Class                 670,023
  Service -- Sweep Shares Class                      670,023
  Service -- Service Class                             6,946
  Shareholder communication                          142,135
  Professional                                       129,967
  Transfer agent                                      67,446
  Directors                                           50,915
  Custodian                                           46,663
  Registration                                        40,803
  Portfolio pricing                                    2,915
  Miscellaneous                                       36,163
                                                  ----------
    Total expenses before reimbursement            4,339,665
  Expense reimbursement from Manager                (516,731)
                                                  ----------
    Net expenses                                   3,822,934
                                                  ----------
Net investment income                              2,447,467
                                                  ----------

REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                      (2,708)
                                                  ----------
Net increase in net assets resulting from
  operations                                      $2,444,759
                                                  ==========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.    www.mainstayfunds.com  89

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2004 AND OCTOBER 31, 2003

                                               2004             2003
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $    2,447,467   $    3,273,616
 Net realized gain (loss) on
  investments                                (2,708)           8,311
                                     -------------------------------
 Net increase in net assets
  resulting from operations               2,444,759        3,281,927
                                     -------------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class I                               (1,733,035)      (2,263,628)
   Service Class                            (10,535)         (85,667)
   Sweep Shares Class                      (703,897)        (924,321)

 From net realized gain on investments:
   Class I                                   (3,677)          (8,060)
   Service Class                               (208)            (313)
   Sweep Shares Class                        (4,426)          (7,760)
                                     -------------------------------
 Total dividends and distributions
  to shareholders                        (2,455,778)      (3,289,749)
                                     -------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class I                              506,072,909      490,606,863
   Service Class                          2,796,267       29,010,391
   Sweep Shares Class                   136,261,850       97,731,999

 Net asset value of shares
  issued to shareholders
  in reinvestment of dividends
  and distributions:
   Class I                                1,742,010        2,250,176
   Service Class                              5,989           84,448
   Sweep Shares Class                       544,302          932,002
                                     -------------------------------
                                        647,423,327      620,615,879

 Cost of shares redeemed:
   Class I                             (482,325,843)    (601,715,257)
   Service Class                        (20,300,483)     (23,255,832)
   Sweep Shares Class                  (148,842,045)    (117,116,374)
                                     -------------------------------
                                       (651,468,371)    (742,087,463)
                                     -------------------------------
    Decrease in net assets derived
     from capital share
     transactions                        (4,045,044)    (121,471,584)
                                     -------------------------------
    Net decrease in net assets           (4,056,063)    (121,479,406)

NET ASSETS:
Beginning of year                       511,412,547      632,891,953
                                     -------------------------------
End of year                          $  507,356,484   $  511,412,547
                                     ===============================

 90   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                          CLASS I
                                       ------------------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                         2004            2003              2002              2001              2000
Net asset value at beginning of year   $   1.00        $   1.00          $   1.00          $   1.00          $   1.00
                                       --------        --------          --------          --------          --------
Net investment income                      0.01            0.01              0.02              0.04              0.06
Net realized gain on investments           0.00(a)         0.00(a)           0.00(a)             --                --
                                       --------        --------          --------          --------          --------
Total from investment operations           0.01            0.01              0.02              0.04              0.06
                                       --------        --------          --------          --------          --------
Less dividends and distributions:
  From net investment income              (0.01)          (0.01)            (0.02)            (0.04)            (0.06)
  From net realized gain on
    investments                           (0.00)(a)       (0.00)(a)         (0.00)(a)           --                --
                                       --------        --------          --------          --------          --------
Total dividends and distributions         (0.01)          (0.01)            (0.02)            (0.04)            (0.06)
                                       --------        --------          --------          --------          --------
Net asset value at end of year         $   1.00        $   1.00          $   1.00          $   1.00          $   1.00
                                       ========        ========          ========          ========          ========
Total investment return                    0.77%           0.83%             1.65%             4.67%             5.98%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income                    0.77%           0.84%             1.61%             4.50%             5.81%
  Net expenses                             0.50%           0.50%             0.50%             0.50%             0.50%
  Expenses (before reimbursement)          0.60%           0.60%             0.62%             0.61%             0.57%
Net assets at end of year (in 000's)   $246,542        $221,058          $329,921          $199,495          $160,942

                                                                      SWEEP SHARES CLASS
                                       --------------------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                         2004              2003              2002              2001              2000
Net asset value at beginning of year   $   1.00          $   1.00          $   1.00          $   1.00          $   1.00
                                       --------          --------          --------          --------          --------
Net investment income                      0.00(a)           0.00(a)           0.01              0.04              0.05
Net realized gain on investments           0.00(a)           0.00(a)           0.00(a)             --                --
                                       --------          --------          --------          --------          --------
Total from investment operations           0.00(a)           0.00(a)           0.01              0.04              0.05
                                       --------          --------          --------          --------          --------
Less dividends and distributions:
  From net investment income              (0.00)(a)         (0.00)(a)         (0.01)            (0.04)            (0.05)
  From net realized gain on
    investments                           (0.00)(a)         (0.00)(a)         (0.00)(a)            --                --
                                       --------          --------          --------          --------          --------
Total dividends and distributions         (0.00)(a)         (0.00)(a)         (0.01)            (0.04)            (0.05)
                                       --------          --------          --------          --------          --------
Net asset value at end of year         $   1.00          $   1.00          $   1.00          $   1.00          $   1.00
                                       ========          ========          ========          ========          ========
Total investment return                    0.27%             0.33%             1.14%             4.15%             5.46%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income                    0.27%             0.34%             1.11%             4.00%             5.31%
  Net expenses                             1.00%             1.00%             1.00%             1.00%             1.00%
  Expenses (before reimbursement)          1.10%             1.10%             1.12%             1.11%             1.07%
Net assets at end of year (in 000's)   $260,814          $272,856          $291,312          $285,034          $221,935

*                The Fund changed its fiscal year end from December 31 to
                 October 31.
+                Annualized.
++               Service Class shares ceased operations on January 9, 2004.
(a)              Less than one cent per share.
(b)              Total return is not annualized.

 92   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                               SERVICE CLASS++
-------------------------------------------------------------------------------------------------------------
NOVEMBER 1,
   2003                                                                       JANUARY 1,
  THROUGH                                                                       THROUGH           YEAR ENDED
JANUARY 9,                     YEAR ENDED OCTOBER 31,                         OCTOBER 31,        DECEMBER 31,
   2004         2003            2002            2001            2000             1999*               1998
  $ 1.00      $  1.00         $  1.00          $ 1.00          $ 1.00           $ 1.00             $   1.00
  ------      -------         -------          ------          ------           ------             --------
    0.00 (a)     0.01            0.01            0.04            0.06             0.04                 0.05
    0.00 (a)     0.00(a)         0.00(a)           --              --               --                   --
  ------      -------         -------          ------          ------           ------             --------
    0.00 (a)     0.01            0.01            0.04            0.06             0.04                 0.05
  ------      -------         -------          ------          ------           ------             --------
   (0.00)(a)    (0.01)          (0.01)          (0.04)          (0.06)           (0.04)               (0.05)
   (0.00)(a)    (0.00)(a)       (0.00)(a)          --              --               --                   --
  ------      -------         -------          ------          ------           ------             --------
   (0.00)(a)    (0.01)          (0.01)          (0.04)          (0.06)           (0.04)               (0.05)
  ------      -------         -------          ------          ------           ------             --------
  $ 1.00      $  1.00         $  1.00          $ 1.00          $ 1.00           $ 1.00             $   1.00
  ======      =======         =======          ======          ======           ======             ========
    0.07%(b)     0.58%           1.39%           4.41%           5.72%            3.74%(b)             4.99%
    0.38%+       0.59%           1.36%           4.25%           5.56%            4.43%+               4.87%
    0.75%+       0.75%           0.75%           0.75%           0.75%            0.75%+               0.75%
    0.86%+       0.85%           0.87%           0.86%           0.82%            0.87%+               0.88%
  $    0      $17,498         $11,659          $1,685          $1,586           $5,630             $103,765

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.    www.mainstayfunds.com  93

MAINSTAY FLOATING RATE FUND

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE.

 CLASS A SHARES -- MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                           SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
With sales charges         -1.26%
Excluding sales charges     1.79

(LINE GRAPH FOR CLASS A SHARES)

                                                                                                    CREDIT SUISSE FIRST BOSTON
                                                                MAINSTAY FLOATING RATE FUND            LEVERAGED LOAN INDEX
                                                                ---------------------------         --------------------------
5/3/04                                                                      9700                              10000
10/31/04                                                                    9874                              10226

  --   MainStay Floating Rate Fund   --   Credit Suisse First Boston
                                          Leveraged Loan Index

 CLASS B SHARES -- MAXIMUM 3% CDSC IF REDEEMED WITHIN THE FIRST FOUR YEARS OF PURCHASE
--------------------------------------------------------------------------------

                           SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
With sales charges         -1.59%
Excluding sales charges     1.41

(LINE GRAPH FOR CLASS B SHARES)

                                                                                                    CREDIT SUISSE FIRST BOSTON
                                                                MAINSTAY FLOATING RATE FUND            LEVERAGED LOAN INDEX
                                                                ---------------------------         --------------------------
5/3/04                                                                     10000                              10000
10/31/04                                                                    9841                              10226

  --   MainStay Floating Rate Fund   --   Credit Suisse First Boston
                                          Leveraged Loan Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                           SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
With sales charges         0.41%
Excluding sales charges    1.41

(LINE GRAPH FOR CLASS C SHARES)

                                                                                                    CREDIT SUISSE FIRST BOSTON
                                                                MAINSTAY FLOATING RATE FUND            LEVERAGED LOAN INDEX
                                                                ---------------------------         --------------------------
5/3/04                                                                     10000                              10000
10/31/04                                                                   10041                              10226

  --   MainStay Floating Rate Fund   --   Credit Suisse First Boston
                                          Leveraged Loan Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.0% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 3% if redeemed within the first four years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 94   MainStay Floating Rate Fund

 CLASS I SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                           SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
                           1.92%

(LINE GRAPH FOR CLASS I SHARES)

                                                                                                    CREDIT SUISSE FIRST BOSTON
                                                                MAINSTAY FLOATING RATE FUND            LEVERAGED LOAN INDEX
                                                                ---------------------------         --------------------------
5/3/04                                                                    10000.00                           10000.00
10/31/04                                                                  10192.00                           10226.00

  --   MainStay Floating Rate Fund   --   Credit Suisse First Boston
                                          Leveraged Loan Index

                                                    SINCE
BENCHMARK PERFORMANCE                             INCEPTION

Credit Suisse First Boston(TM) Leveraged Loan
Index(1)                                             2.26%
Average Lipper loan participation fund               1.75

1. The Credit Suisse First Boston(TM) Leveraged Loan Index is an unmanaged index that represents tradable, senior secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse First Boston(TM) Leveraged Loan Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.mainstayfunds.com     95

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY FLOATING RATE FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                    ENDING ACCOUNT                       ENDING ACCOUNT
                                                     VALUE (BASED                         VALUE (BASED
                                    BEGINNING         ON ACTUAL          EXPENSES       ON HYPOTHETICAL        EXPENSES
                                     ACCOUNT         RETURNS AND           PAID          5% ANNUALIZED           PAID
                                      VALUE           EXPENSES)           DURING           RETURN AND           DURING
SHARE CLASS(1)                       5/1/04            10/31/04           PERIOD        ACTUAL EXPENSES)        PERIOD
CLASS A SHARES                      $1,000.00         $1,023.35           $5.44            $1,019.65            $5.43
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                      $1,000.00         $1,023.30           $9.26            $1,015.90            $9.22
-----------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                      $1,000.00         $1,023.30           $9.26            $1,015.90            $9.22
-----------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                      $1,000.00         $1,023.40           $4.17            $1,020.90            $4.17
-----------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Floating Rate Loans                                                              87.6
Short-Term Investment                                                            10.7
Cash and Other Assets (less liabilities)                                          1.7

See Portfolio of Investments on page 99 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Hercules, Inc. Term Loan B 3.725%-3.9663%, due
     10/8/10
 2.  CB Richard Ellis Services, Inc. Term Loan
     4.315%-6.25%, due 3/31/10
 3.  Freedom Communications, Inc. Tranche B Term
     Loan 3.75%-3.79%, due 5/18/12
 4.  OSI Group LLC Term Loan 4.27%, due 9/2/11
 5. American Tower, Inc. Term Loan B 4.28%-4.48%, due 8/31/11
 6.  Rockwood Specialties Group, Inc. Tranche B Term
     Loan 4.63%, due 7/30/12
 7. Laidlaw International, Inc. Term Loan 5.59%, due 6/1/09
 8.  Nextel Finance Co. Term Loan E 4.1875%, due
     12/15/10
 9.  Regal Cinemas, Inc. Term Loan 4.225%, due
     11/10/11
10.  BWAY Corp. B Term Loan 4.1875%, due 6/30/11

 96   MainStay Floating Rate Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Anthony Malloy of New York Life Investment Management LLC

WHEN DID THE FUND BEGIN OPERATION?

The Fund's inception date was May 3, 2004. The information in this report covers the period from inception through October 31, 2004.

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in a diversified portfolio of floating-rate loans and other floating-rate instruments. We also have the flexibility to purchase bonds and money-market securities. When we believe that market or economic conditions are unfavorable, we can invest up to 100% of the portfolio in money-market securities or short-term bonds. In implementing this strategy, we seek to identify investment opportunities based on the financial conditions and competitiveness of individual companies. We also seek to invest in companies that have a high margin of safety and are leaders in industries with high barriers to entry.

WHAT WAS THE ENVIRONMENT FOR FLOATING-RATE LOANS DURING THE PERIOD FROM THE FUND'S INCEPTION ON MAY 3, 2004 THOUGH OCTOBER 31, 2004?

The Federal Open Market Committee raised the targeted federal funds rate by 25 basis points three times during the reporting period--in June, August, and September of 2004. These rate hikes brought the targeted federal funds rate from 1.00% to 1.75%. Demand for floating-rate loan securities was strong during the period, because of the rising interest rate environment and relatively benign default rates. With default rates near their historical lows, new-issue credit quality declined slightly over the period. In addition, leverage multiples have continued to creep upward, given the robust nature of the market.

HOW DID YOU POSITION THE FUND'S PORTFOLIO DURING THE REPORTING PERIOD?

The Fund invests in floating-rate loans that have an effective duration of less than three months. These securities may have final maturities of seven to nine years, but their underlying interest-rate contracts reset primarily every 30, 60, or 90 days. As of the end of the reporting period, the weighted average reset figure for the Fund was 48 days. This means that as short-term interest rates rise or fall, the Fund will tend to follow within 48 days, which may affect the yield the Fund provides to its shareholders.

WHICH INDUSTRIES DID YOU FIND ATTRACTIVE DURING THE PERIOD?

The largest industry concentrations in the Fund were broadcasting & cable TV (6.6% of net assets), wireless telecommunication services (5.8%), specialty chemicals (5.2%), metal & glass containers (4.7%), and publishing (4.6%). Relative to the Credit Suisse First Boston(TM) Leveraged Loan Index,(1) the Fund was modestly overweighted in specialty chemicals, metal & glass containers, and publishing. This positioning was based on our favorable view of industry fundamentals and the strong collateral that has traditionally supported financings in these industries. Relative to the Index, the Fund held underweighted positions in broadcast/cable and wireless telecom.

HOW WAS THE FUND PORTFOLIO POSITIONED IN TERMS OF CREDIT QUALITY?

Relative to the Credit Suisse First Boston(TM) Leveraged Loan Index, the Fund was significantly underweighted in CCC-rated(2) loans. As of October 31, 2004, the Fund held no investments in loans rated CCC or below, compared to 5.5% in the benchmark.

WHAT DO YOU ANTICIPATE GOING FORWARD?

We expect further Federal Open Market Committee tightening in November and December 2004 and in 2005. The combination of rising interest rates and historically low default rates will likely put further technical pressure on credit spreads and secondary-market prices. We are cautiously optimistic that a healthy pipeline of new primary issues may relieve some of this pressure. We also believe the confluence of rising interest rates and stable credit spreads may enhance the Fund's yield.

Floating-rate funds are generally considered to have speculative characteristics that involve default risk of principal and interest, collateral impairment, nondiversification, borrower industry concentration, and limited liquidity. The Fund may invest in foreign securities. U.S. dollar denominated securities of foreign issuers may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.
1. See footnote on page 95 for more information on the Credit Suisse First Boston Leveraged Loan Index.
2. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

                                                    www.mainstayfunds.com     97

In a corporate-credit environment that many view as benign, we remain focused on issues that may affect credit quality. We are committed to capital preservation through fundamental research, continual underwriting scrutiny, and portfolio surveillance. We believe that the Fund is attractively positioned as we look toward 2005.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY FLOATING RATE FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 98   MainStay Floating Rate Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM INVESTMENTS (87.6%)+
FLOATING RATE LOANS (87.6%) (A)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.7%)
TransDigm, Inc.
  Term Loan
  4.09%, due 7/22/10                                $ 2,485,013   $  2,514,522
                                                                  ------------

APPAREL, ACCESSORIES & LUXURY GOODS (0.7%)
Jostens IH Corp.
  Tranche B Term Loan
  4.54%, due 10/4/11 (b)                              2,655,172      2,693,341
                                                                  ------------

AUTO PARTS & EQUIPMENT (3.4%)
Collins & Aikman Co.
  Supplemental Revolving Credit
  5.65%, due 8/31/09                                    596,491        594,627
  Tranche B-1 Term Loan
  5.81%, due 8/31/11                                  1,403,509      1,398,246
Dayco Products LLC
  Term Loan B
  4.87%-5.12%, due 6/23/11                            2,992,500      3,029,906
Key Automotive Group
  Term Loan B
  4.78%-4.85%, due 6/29/10                            1,577,817      1,594,581
  Term Loan C
  7.53%-7.71%, due 6/29/11                            2,000,000      1,998,750
Safelite Glass Corp.
  Tranche A Term Loan
  5.50%-6.00%, due 9/30/07                            1,000,000        880,000
TRW Automotive, Inc.
  Tranche D-1 Term Loan
  4.125%, due 2/28/11                                 2,988,741      3,031,704
United Components, Inc.
  Tranche C Term Loan
  4.17%, due 6/30/10                                    385,500        389,837
                                                                  ------------
                                                                    12,917,651
                                                                  ------------
BROADCASTING & CABLE TV (6.6%)
Atlantic Broadband Finance LLC
  Term Loan B
  5.05%, due 8/10/11                                  3,000,000      3,043,749
Bragg Communications, Inc.
  Term Loan B
  4.293%, due 8/31/11                                 3,000,000      3,022,500
Charter Operating Co. LLC
  Term Loan B
  5.29%-5.38%, due 4/7/11                             2,992,500      2,966,890
Emmis Operating Co.
  Tranche B Term Loan
  3.59%, due 11/10/11                                 3,000,000      3,025,500

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
BROADCASTING & CABLE (CONTINUED)
Insight Midwest Holdings, LLC
  Term Loan B
  4.75%, due 12/31/09                               $ 1,989,975   $  2,016,231
MCC Iowa LLC
  Tranche B Term Loan
  4.20%-4.48%, due 9/30/10                            1,969,065      1,985,802
Nexstar/Mission Broadcasting, Inc.
  Term Loan D
  3.73%, due 12/31/10                                 2,992,500      2,996,241
Olympus Cable Holdings, Inc.
  Term Loan B
  6.75%, due 9/30/10                                  3,000,000      2,950,314
Persona Cable, Inc.
  Term Loan B
  4.975%, due 7/27/11                                 3,000,000      3,026,250
                                                                  ------------
                                                                    25,033,477
                                                                  ------------
BUILDING PRODUCTS (1.9%)
Atrium Cos., Inc.
  Term Loan
  4.70%-4.82%, due 12/8/10                            1,985,000      2,013,122
Masonite International Corp.
  Tranche C-2 Term Loan
  4.0625%, due 8/31/08                                  994,997      1,005,881
NCI Building Systems, Inc.
  Term Loan B
  3.82%, due 9/15/08                                  1,000,000      1,010,625
Nortek, Inc.
  Term Loan
  4.62%-6.25%, due 8/27/11                            3,000,000      3,041,250
                                                                  ------------
                                                                     7,070,878
                                                                  ------------
CASINOS & GAMING (1.5%)
Boyd Gaming Corp.
  Term Loan
  3.69%-3.92%, due 6/30/11                            2,992,500      3,027,662
Venetian Casino Resort, LLC
  Term B Funded Loan
  4.29%, due 6/15/11 (b)                              2,590,909      2,633,011
                                                                  ------------
                                                                     5,660,673
                                                                  ------------
COMMODITY CHEMICALS (0.8%)
Huntsman International LLC
  Term B Dollar Loan
  5.1875%, due 12/31/10                               3,000,000      3,048,000
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Fund's 10 largest holdings. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.    www.mainstayfunds.com  99

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (1.7%)
Agco Corp.
  Term Loan
  3.9525%-3.9750%,
    due 7/31/09                                     $ 1,344,034   $  1,362,515
New Flyer
  Term Loan B
  4.0458%-4.71%, due 2/27/10                          1,541,000      1,559,299
Terex Corp.
  Term Loan
  3.7813%-4.04%, due 7/3/09                           3,399,624      3,434,684
                                                                  ------------
                                                                     6,356,498
                                                                  ------------
CONSTRUCTION MATERIALS (0.5%)
St. Mary's Cement, Inc.
  Term Loan B
  3.975%, due 12/4/09                                 1,994,975      2,011,184
                                                                  ------------
DISTILLERS & VINTNERS (0.8%)
Constellation Brands, Inc.
  New Tranche B Term Loan
  3.50%, due 11/30/08                                 3,000,000      3,008,571
                                                                  ------------
DIVERSIFIED CHEMICALS (2.8%)
Brentag
  Term Loan B-2
  4.73%, due 2/27/12                                  2,000,000      2,030,000
Celanese AG
  Dollar Term Loan
  4.53%, due 4/6/11                                   2,150,000      2,184,267
Celanese Americas Corp.
  Term Loan C
  5.48%, due 4/6/11                                   1,850,000      1,878,522
FMC Corp.
  Term Loan B
  3.59%, due 10/21/07                                   994,856      1,001,322
Kosa Canada Co.
  Tranche B-1 Term Loan
  4.75%, due 4/29/11                                  2,429,412      2,471,926
  Tranche B-2 Term Loan
  4.75%, due 4/29/11                                  1,070,588      1,086,647
                                                                  ------------
                                                                    10,652,684
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
DIVERSIFIED COMMERCIAL SERVICES (1.3%)
Central Parking Corp.
  Term Loan B
  4.46%-4.475%, due 3/31/10                         $   549,790   $    558,724
Coinstar, Inc.
  Term Loan
  4.29%, due 7/7/11                                   1,496,250      1,518,694
Pike Electric, Inc.
  Term Loan B
  4.125%, due 7/2/12                                  2,933,689      2,982,585
                                                                  ------------
                                                                     5,060,003
                                                                  ------------
DIVERSIFIED METALS & MINING (1.3%)
CONSOL Energy, Inc.
  Tranche B-Credit Linked Deposit
  4.34%, due 6/11/10                                  3,000,000      3,054,375
Foundation PA Coal Co.
  Tranche B Term Loan
  3.68%, due 7/30/11                                  2,000,000      2,021,666
                                                                  ------------
                                                                     5,076,041
                                                                  ------------
DRUG RETAIL (0.8%)
Jean Coutu Group, Inc. (The)
  Term Loan B
  4.25%-4.4375%, due 7/30/11                          3,000,000      3,044,658
                                                                  ------------

ELECTRIC UTILITIES (0.5%)
CenterPoint Energy, Inc.
  Term Loan B
  5.34%, due 10/7/06                                  1,989,130      1,994,103
                                                                  ------------

ELECTRICAL COMPONENTS & EQUIPMENT (1.6%)
Exide Technologies, Inc.
  European Borrower Dollar
  Term Loan
  5.25%, due 5/5/10                                   1,823,529      1,821,250
  U.S. Borrower Term Loan
  5.25%, due 5/5/10                                   1,176,471      1,175,000
PP Acquisition Corp.
  Term Loan
  4.21%, due 11/12/11                                 1,995,000      2,017,444
Roper Industries, Inc.
  U.S. Term Loans
  4.01%-4.12%, due 12/29/08                             962,500        962,500
                                                                  ------------
                                                                     5,976,194
                                                                  ------------

 100   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT MANUFACTURERS (1.3%)
Invensys International
  Holdings, Ltd.
  Bonding Facility
  4.8213%, due 3/5/09                               $ 1,000,000   $  1,008,750
  Tranche B-1 Term Loan
  5.477%, due 9/5/09                                  2,965,736      3,002,807
Sensus Metering Systems, Inc.
  Term B-1 Loans
  4.3913%-4.9213%, due 12/17/10                         858,668        864,750
  Term B-2 Loans
  4.3913%-4.9213%, due 12/17/10                         128,800        129,713
                                                                  ------------
                                                                     5,006,020
                                                                  ------------
ENVIRONMENTAL SERVICES (0.7%)
Allied Waste Industries, Inc.
  Tranche D Term Loan
  4.54%, due 1/15/10                                    983,951        991,604
Allied Waste North America, Inc.
  Tranche B Term Loan
  4.42%-4.63%, due 1/15/10                              983,793        993,252
  Tranche A Credit Linked Deposit
  4.59%, due 1/15/10                                    565,488        570,789
                                                                  ------------
                                                                     2,555,645
                                                                  ------------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.8%)
United Industries Corp.
  Term Loan B
  4.46%-4.63%, due 4/30/11                            1,992,506      2,022,394
  Second Lien Term Loan
  6.48%-6.63%, due 10/31/11                             997,500      1,012,463
                                                                  ------------
                                                                     3,034,857
                                                                  ------------
FOREST PRODUCTS (0.6%)
RLC Industries Co.
  Term Loan B
  3.96%, due 2/24/10                                  2,342,906      2,351,692
                                                                  ------------

HEALTH CARE DISTRIBUTORS (0.7%)
VWR International, Inc.
  Term Loan B
  4.58%, due 4/7/11                                   2,746,000      2,788,335
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
HEALTH CARE EQUIPMENT (1.8%)
Kinetic Concepts, Inc.
  Tranche B-1 Term Loan
  3.98%, due 8/11/10                                $ 1,194,828   $  1,208,021
Medical Device
  Manufacturing, Inc.-UTI Corp.
  Tranche B Term Loan
  4.96%-5.13%, due 6/30/10                            2,992,500      3,007,463
Sunrise Medical Holdings, Inc.
  B-1 Term Loan
  5.125%-5.375%, due 5/13/10                          2,487,500      2,506,156
                                                                  ------------
                                                                     6,721,640
                                                                  ------------
HEALTH CARE FACILITIES (2.2%)
Community Health Systems, Inc.
  Term Loan
  3.54%, due 8/19/11                                  3,000,000      3,008,037
Concentra Operating Corp.
  Replacement Term Loan
  4.26%, due 6/30/10                                  3,298,902      3,327,767
Vanguard Health Holdings Co. II
  Initial Sub Tranche 1
  5.21%-5.31%, due 9/23/11                            2,000,000      2,031,876
                                                                  ------------
                                                                     8,367,680
                                                                  ------------
HEALTH CARE SERVICES (2.2%)
DaVita, Inc.
  Term Loan C
  3.50%-3.71%, due 6/30/10                            2,000,000      2,023,126
  3.74%-4.17%, due 3/31/09                            2,983,707      3,018,207
Fresenius Medical Care AG
  Term Loan D
  3.2113%-3.475%, due 2/21/10                         1,990,000      2,002,851
US Oncology, Inc.
  Tranche B Term Loan
  4.6875%-4.875%, due 8/20/11                         1,496,250      1,507,472
                                                                  ------------
                                                                     8,551,656
                                                                  ------------
HEALTH CARE SUPPLIES (1.3%)
Advanced Medical Optics, Inc.
  Term Loan
  4.09%-4.2813%, due 6/25/09                          1,635,900      1,655,326
Dade Behring Holdings, Inc.
  Term Loan B
  4.25%, due 10/3/08                                  3,253,202      3,261,335
                                                                  ------------
                                                                     4,916,661
                                                                  ------------
HOME FURNISHINGS (0.7%)
Sealy Mattress Co.
  Tranche C Term Loan
  4.04%-4.09%, due 8/6/12                             2,625,000      2,658,907
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.    www.mainstayfunds.com 101

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (1.8%)
Amscan Holdings, Inc.
  Term Loan
  4.5913%-6.25%, due 4/30/12                        $ 1,997,500   $  2,017,475
Johnsondiversey Holdings, Inc.
  Term Loan B
  3.95%-4.09%, due 11/3/09                            1,903,102      1,932,600
Rayovac Corp.
  Term Loan C
  4.2113%-4.56%, due 9/30/09                          1,000,000      1,014,167
Solo Cup Co.
  Term Loan
  4.21%-4.475%, due 2/27/11                           1,990,000      2,009,070
                                                                  ------------
                                                                     6,973,312
                                                                  ------------
INDUSTRIAL CONGLOMERATES (0.3%)
SPX Corp.
  Tranche B-1 Term Loan
  3.9375%, due 9/30/09                                1,010,418      1,020,522
                                                                  ------------

INDUSTRIAL MACHINERY (1.6%)
Flowserve Corp.
  Tranche C Term Loan
  4.5625%-4.75%, due 6/30/09                          1,064,958      1,079,602
Gleason Corp.
  1st Lien U.S. Term Loan
  4.45%-4.70%, due 7/27/11 (c)                        1,000,000      1,010,000
  2nd Lien Term Loan
  7.27%, due 1/31/12                                  2,000,000      2,010,000
Mueller Industries, Inc.
  Initial Term Loan
  4.54%-4.88%, due 4/25/11                            1,889,908      1,899,358
                                                                  ------------
                                                                     5,998,960
                                                                  ------------
INTERNET RETAIL (0.5%)
Ftd.com, Inc.
  Term Loan
  4.6325%, due 2/28/11                                1,990,000      2,014,875
                                                                  ------------

INVESTMENT BANKING & BROKERAGE (0.8%)
Refco Finance Holdings LLC
  Term Loan B
  4.66%, due 8/5/11                                   3,000,000      3,003,750
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
METAL & GLASS CONTAINERS (4.7%)
Ball Corp.
  Term B Dollar Loan
  3.725%, due 12/19/09                              $ 2,084,852   $  2,095,276
VBWAY Corp.
  B Term Loan
  4.1875%, due 6/30/11                                3,911,111      3,962,444
Graham Packaging Co., LLC
  B Term Loan
  4.375%, due 10/7/11 (b)                             2,765,363      2,802,955
  Second Lien Term Loan
  6.125%, due 4/7/12                                  1,000,000      1,022,292
Greif Bros. Corp.
  Term Loan
  3.43%, due 8/23/09                                  1,548,981      1,563,696
Kerr Group, Inc.
  Term Advance
  5.09%, due 8/13/10                                    871,419        878,172
Owens-Brockway Glass Container, Inc.
  Tranche B-1 Term Loan
  4.64%, due 4/1/08                                     595,238        604,787
Owens-Illinois Group, Inc.
  Tranche A-1 Term Loan
  4.73%, due 4/1/07                                   1,509,713      1,531,101
Precise Technology, Inc.
  1st Lien Term Loan
  5.00%, due 3/22/11                                    995,050        998,782
Silgan Corp.
  Term Loan B
  5.50%, due 11/30/08                                 2,450,000      2,476,031
                                                                  ------------
                                                                    17,935,536
                                                                  ------------
MOVIES & ENTERTAINMENT (3.4%)
Loews Cineplex
  Entertainment Corp.
  Closing Date Term Loan
  3.94%-4.09%, due 7/30/11                            3,000,000      3,035,625
MGM Studios, Inc.
  Term Loan B
  4.48%, due 4/30/11                                  3,000,000      3,008,250
VRegal Cinemas, Inc.
  Term Loan
  4.225%, due 11/10/11                                3,924,533      3,968,684
WMG Acquisition Corp.
  Term Loan
  4.3188%-4.97%, due 2/28/11                          2,988,741      3,027,702
                                                                  ------------
                                                                    13,040,261
                                                                  ------------

 102   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER (2.5%)
AES Corp. (The)
  Term Loan
  4.00%-4.25%, due 4/30/08                          $ 2,000,000   $  2,029,376
Allegheny Energy Supply Co. LLC
  Term Loan B
  4.39%-4.94%, due 3/8/11                             2,120,849      2,129,879
Calpine Generating Co.
  First Priority Term Loan
  5.59%, due 4/1/09                                   3,000,000      3,010,875
Midwest Generation LLC
  Term Loan B
  5.09%-5.47%, due 4/27/11                            1,992,494      2,019,891
Mission Energy Holdings International, Inc.
  Term Loan B
  7.00%, due 12/11/06                                   500,000        500,782
                                                                  ------------
                                                                     9,690,803
                                                                  ------------
OFFICE SERVICES & SUPPLIES (1.7%)
American Reprographics Co., LLC
  Term Loan
  4.84%, due 6/18/09                                  2,982,487      3,030,953
Language Line, Inc.
  Term Loan B
  6.16%, due 6/10/11                                  2,467,105      2,490,234
Relizon
  Tranche B Term Loan
  4.73%, due 2/20/11                                    901,372        904,752
                                                                  ------------
                                                                     6,425,939
                                                                  ------------
OIL & GAS DRILLING (0.5%)
Pride Offshore, Inc.
  Term Advance
  3.61%, due 7/26/11                                  1,995,000      2,016,612
                                                                  ------------

OIL & GAS EQUIPMENT & SERVICES (0.5%)
Dresser, Inc.
  Tranche C Term Loan
  4.46%, due 4/10/09                                  1,853,659      1,867,561
                                                                  ------------

OIL & GAS EXPLORATION & PRODUCTION (0.5%)
Quest Cherokee, LLC
  Term B
  5.76%, due 7/22/10                                  1,777,778      1,791,111
  LC Facility
  5.835%, due 7/22/10                                   222,222        223,889
                                                                  ------------
                                                                     2,015,000
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
OIL & GAS REFINING & MARKETING & TRANSPORTATION (2.5%)
BPL Acquisition LP
  Term Loan
  3.84%-4.01%, due 5/4/10                           $   997,500   $  1,008,722
La Grange Acquisition LP
  Term Loan B
  4.96%, due 1/8/08                                   3,000,000      3,043,125
Lyondell-Citgo Refining LP
  Term Loan B
  3.59%-3.87%, due 5/21/07                            2,493,750      2,506,219
Transwestern Holdings, Inc.
  Term Loan
  4.09%, due 4/30/09                                  1,496,250      1,502,485
Williams Production RMT Co.
  Term Loan C
  4.37%, due 5/30/08                                  1,392,428      1,410,993
                                                                  ------------
                                                                     9,471,544
                                                                  ------------
PACKAGED FOODS & MEATS (3.9%)
Dole Food Co., Inc.
  Term Loan D
  4.00%-6.00%, due 9/28/08                            2,943,232      2,981,249
Land O'Lakes, Inc.
  Tranche B Term Loan
  5.71%, due 10/11/08                                   405,807        412,063
Michael Foods, Inc.
  Term Loan
  3.7138%-3.99%, due 11/21/10                         2,679,750      2,713,246
Nellson Nutraceutical, Inc.
  1st Lien Term Loan
  4.98%, due 10/4/09                                    912,450        901,044
VOSI Group LLC
  Term Loan
  4.27%, due 9/2/11                                   4,000,000      4,047,500
Pinnacle Foods Holding Corp.
  Delayed Draw Term Loan
  4.20%-4.26%, due 11/25/10                           1,990,000      2,004,925
Reddy Ice Group, Inc.
  Term Loan
  4.46%, due 8/15/09                                  1,989,950      2,009,019
                                                                  ------------
                                                                    15,069,046
                                                                  ------------
PAPER PACKAGING (0.8%)
Graphic Packaging
  International Corp.
  Term Loan C
  4.46%-4.63%, due 8/8/10                             2,984,925      3,025,502
                                                                  ------------

PAPER PRODUCTS (0.8%)
Appleton Papers, Inc.
  Term Loan
  3.98%-4.33%, due 6/11/10                            2,992,500      3,023,921
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
PERSONAL PRODUCTS (0.3%)
Aearo Co., Inc.
  Term Loan
  4.6875%, due 4/7/11                               $   995,000   $  1,004,950
                                                                  ------------

PUBLISHING (4.6%)
Dex Media East LLC
  Term Loan B
  3.71%-3.96%, due 5/8/09                             1,962,157      1,987,093
Dex Media West LLC
  Term Loan B
  3.93%-4.21%, due 3/9/10                             3,351,484      3,397,567
VFreedom Communications, Inc.
  Tranche B Term Loan
  3.75%-3.79%, due 5/18/12                            4,000,000      4,059,000
Morris Publishing Group LLC
  Term Loan A
  3.375%, due 9/30/10                                 1,043,478      1,050,652
  Term Loan C
  3.625%, due 3/31/11                                 1,956,522      1,977,310
Network Communications, Inc.
  Term Loan B
  5.73%-5.90%, due 6/30/11                            1,995,000      2,016,197
R.H. Donnelley Corp.
  Term Loan B-2
  4.05%-4.31%, due 6/30/11                            2,992,500      3,034,584
                                                                  ------------
                                                                    17,522,403
                                                                  ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (1.1%)
VCB Richard Ellis Services, Inc.
  Term Loan
  4.315%-6.25%, due 3/31/10                           4,372,290      4,402,350
                                                                  ------------

RESTAURANTS (0.6%)
Buffets, Inc.
  Term Loan
  5.48%, due 6/28/09                                  2,493,719      2,497,876
                                                                  ------------
SOFT DRINKS (0.5%)
Dr. Pepper/Seven Up Bottling Co.
  Term Loan 2
  4.16%-4.47%, due 12/19/10                           1,820,616      1,843,829
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SPECIALTY CHEMICALS (5.2%)
VHercules, Inc.
  Term Loan B
  3.725%-3.9663%, due 10/8/10                       $ 4,554,058   $  4,585,367
Koch Cellulose LLC
  LC Facility Deposit
  3.84%, due 5/7/11                                     593,660        601,823
  Term Loan
  4.22%, due 5/7/11                                   2,366,087      2,398,620
Kraton Polymers LLC
  Term Loan
  4.375%-4.50%, due 12/23/10                          1,425,888      1,435,394
Nalco Chemical Co.
  Term Loan B
  4.42%-4.43%, due 11/4/10                            1,728,881      1,758,326
Polymer Group, Inc.
  Term Loan B
  5.21%, due 4/27/10                                  2,942,500      2,960,891
Resolution Specialty
  Materials LLC
  Term Loan
  4.625%, due 8/2/10                                  2,000,000      2,013,750
VRockwood Specialties Group, Inc.
  Tranche B Term Loan
  4.63%, due 7/30/12                                  4,000,000      4,038,124
                                                                  ------------
                                                                    19,792,295
                                                                  ------------
SPECIALTY STORES (0.4%)
Advanced Stores Co., Inc.
  Term Loan E
  3.75%-5.75%, due 11/30/07                           1,500,000      1,501,250
                                                                  ------------

TEXTILES (1.3%)
Spring Industries, Inc.
  Term Loan B
  6.00%, due 9/5/08                                   2,993,939      3,007,975
St. John's Knits International, Inc.
  Tranche B Term Loan
  5.6875%, due 7/31/07                                1,858,872      1,869,910
                                                                  ------------
                                                                     4,877,885
                                                                  ------------
TIRE & RUBBER (0.5%)
Goodyear Tire & Rubber Co. (The)
  Deposit Funded Commitment
  6.24%, due 9/30/07                                  1,750,000      1,766,954
                                                                  ------------

 104   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
TRUCKING (1.3%)
VLaidlaw International, Inc.
  Term Loan
  5.59%, due 6/1/09                                 $ 3,957,895   $  4,012,316
Sirva Worldwide, Inc.
  Term Loan
  4.34%, due 12/1/10                                  1,000,000      1,006,250
                                                                  ------------
                                                                     5,018,566
                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (5.8%)
VAmerican Tower, Inc.
  Term Loan B
  4.28%-4.48%, due 8/31/11                            3,990,000      4,041,746
Centennial Cellular
  Operating Co. LLC
  Term Loan
  4.3381%-4.92%, due 2/9/11                           2,989,987      3,024,692
VNextel Finance Co.
  Term Loan E
  4.1875%, due 12/15/10                               3,984,950      3,995,741
Nextel Partners Operating Corp.
  Term Loan C
  4.3125%, due 5/31/11                                3,000,000      3,045,000
PanAmSat Corp.
  Term Loan
  4.66%, due 8/20/11                                  3,000,000      3,015,681
Spectrasite Communications, Inc.
  Incremental Facility 2004
  3.87%, due 12/31/07                                 1,995,446      1,996,444
Western Wireless Corp.
  Term Loan B
  4.84%-5.12%, due 5/28/11                            2,992,500      3,036,319
                                                                  ------------
                                                                    22,155,623
                                                                  ------------
Total Floating Rate Loans
  (Cost $332,857,505)                                              334,048,696
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENT (10.7%)
------------------------------------------------------------------------------
FEDERAL AGENCY (10.7%)
Federal Home Loan Bank
  1.69%, due 11/1/04                                $40,775,000   $ 40,775,000
                                                                  ------------
Total Short-Term Investment
  (Cost $40,775,000)                                                40,775,000
                                                                  ------------
Total Investments
  (Cost $373,632,505) (d)                                  98.3%   374,823,696(e)
Cash and Other Assets, Less Liabilities                     1.7      6,484,053
                                                    -----------   ------------
Net Assets                                                100.0%  $381,307,749
                                                    ===========   ============

(a) Floating Rate Loans generally pay interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at October 31, 2004. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan (see Note 2(H)).
(b) This security has additional commitments and contingencies (see Note 6).
(c)  Illiquid security.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.
(e)  At October 31, 2004 net unrealized appreciation was
     $1,191,191, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,721,764 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $530,573.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $373,632,505)                $374,823,696
Cash                                                 336,483
Receivables:
  Fund shares sold                                 5,967,450
  Investment securities sold                       3,855,913
  Interest                                         1,445,506
Other assets                                         143,261
                                                ------------
    Total assets                                 386,572,309
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                  3,808,228
  Fund shares redeemed                               654,017
  Manager                                            187,205
  NYLIFE Distributors                                154,036
  Transfer agent                                      22,450
  Custodian                                            2,618
Accrued expenses                                      61,841
Dividend payable                                     374,165
                                                ------------
    Total liabilities                              5,264,560
                                                ------------
Net assets                                      $381,307,749
                                                ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $     25,426
  Class B                                              3,811
  Class C                                              8,552
  Class I                                                229
Additional paid-in capital                       380,681,713
Distribution in excess of net investment
  income                                            (374,165)
Net realized loss on investments                    (229,008)
Net unrealized appreciation on investments         1,191,191
                                                ------------
Net assets                                      $381,307,749
                                                ============
CLASS A
Net assets applicable to outstanding shares     $254,969,174
                                                ============
Shares of capital stock outstanding               25,426,439
                                                ============
Net asset value per share outstanding           $      10.03
Maximum sales charge (3.00% of offering price)          0.31
                                                ------------
Maximum offering price per share outstanding    $      10.34
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 38,233,477
                                                ============
Shares of capital stock outstanding                3,810,711
                                                ============
Net asset value and offering price per share
  outstanding                                   $      10.03
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 85,807,370
                                                ============
Shares of capital stock outstanding                8,552,176
                                                ============
Net asset value and offering price per share
  outstanding                                   $      10.03
                                                ============
CLASS I
Net assets applicable to outstanding shares     $  2,297,728
                                                ============
Shares of capital stock outstanding                  229,021
                                                ============
Net asset value and offering price per share
  outstanding                                   $      10.03
                                                ============

 106   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE PERIOD MAY 3, 2004 THROUGH OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Interest                                        $4,494,671
                                                  ----------
EXPENSES:
  Manager                                            689,724
  Service -- Class A                                 189,697
  Service -- Class B                                  34,562
  Service -- Class C                                  61,832
  Distribution -- Class B                            103,686
  Distribution -- Class C                            185,496
  Offering                                            82,205
  Transfer agent                                      65,786
  Professional                                        42,747
  Registration                                        18,558
  Portfolio pricing                                   11,628
  Custodian                                           10,886
  Shareholder communication                            5,896
  Directors                                            5,489
  Miscellaneous                                        4,247
                                                  ----------
    Net expenses                                   1,512,439
                                                  ----------
Net investment income                              2,982,232
                                                  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                    (229,008)
Net unrealized appreciation on investments         1,191,191
                                                  ----------
Net realized and unrealized gain on investments      962,183
                                                  ----------
Net increase in net assets resulting from
  operations                                      $3,944,415
                                                  ==========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD MAY 3, 2004 THROUGH OCTOBER 31, 2004

                                                         2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income                           $  2,982,232
 Net realized loss on investments                    (229,008)
 Net unrealized appreciation on investments         1,191,191
                                                 ------------
 Net increase in net assets resulting from
  operations                                        3,944,415
                                                 ------------

Dividends to shareholders:
 From net investment income:
   Class A                                         (2,420,439)
   Class B                                           (337,800)
   Class C                                           (596,756)
   Class I                                            (17,539)
                                                 ------------
 Total dividends to shareholders                   (3,372,534)
                                                 ------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                                        269,458,103
   Class B                                         42,644,547
   Class C                                         89,961,938
   Class I                                          2,283,052

 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Class A                                          1,301,078
   Class B                                            269,715
   Class C                                            384,865
   Class I                                             16,626
                                                 ------------
                                                  406,319,924

 Cost of shares redeemed: +
   Class A                                        (16,151,177)
   Class B                                         (4,759,409)
   Class C                                         (4,669,150)
   Class I                                             (4,320)
                                                 ------------
                                                  (25,584,056)
                                                 ------------
   Increase in net assets derived from capital
    share transactions                            380,735,868
                                                 ------------
   Net increase in net assets                     381,307,749

                                                         2004

NET ASSETS:
Beginning of period                              $         --
                                                 ------------
End of period                                    $381,307,749
                                                 ============
Distribution in excess of net investment
 income at end of period                         $   (374,165)
                                                 ============

+ Cost of shares redeemed net of redemption fee of $47,683 for the period May 3, 2004 through October 31, 2004.

 108   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                              CLASS A       CLASS B       CLASS C       CLASS I
                                            -----------   -----------   -----------   -----------
                                              MAY 3,        MAY 3,        MAY 3,        MAY 3,
                                               2004*         2004*         2004*         2004*
                                              THROUGH       THROUGH       THROUGH       THROUGH
                                            OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                               2004          2004          2004          2004
Net asset value at beginning of period       $  10.00       $ 10.00       $ 10.00       $10.00
                                             --------       -------       -------       ------
Net investment income                            0.14(a)       0.10(a)       0.10(a)      0.15(a)
Net realized and unrealized gain (loss) on
  investments                                    0.04          0.04          0.04         0.04
                                             --------       -------       -------       ------
Total from investment operations                 0.18          0.14          0.14         0.19
                                             --------       -------       -------       ------
Less dividends:
  From net investment income                    (0.15)        (0.11)        (0.11)       (0.16)
                                             --------       -------       -------       ------
Redemption fee                                   0.00(b)       0.00(b)       0.00(b)      0.00(b)
                                             --------       -------       -------       ------
Net asset value at end of period             $  10.03       $ 10.03       $ 10.03       $10.03
                                             ========       =======       =======       ======
Total investment return (c)                      1.79%(d)      1.41%(d)      1.41%(d)     1.92%(d)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        2.83%+        2.08%+        2.08%+       3.08%+
    Net expenses                                 1.07%+        1.82%+        1.82%+       0.82%+
    Expenses (before reimbursement)              1.07%+        1.82%+        1.82%+       0.82%+
Portfolio turnover rate                             3%            3%            3%           3%
Net assets at end of period (in 000's)       $254,969       $38,233       $85,807       $2,298

*    Commencement of Operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(d)  Total return is not annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY INDEXED BOND FUND

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        1.68%  6.17%   6.56%
Excluding sales charges   4.82   6.82    6.88

(LINE GRAPH FOR CLASS A SHARES)

                                                                 MAINSTAY INDEXED BOND FUND          CITIGROUP BIG BOND INDEX
                                                                 --------------------------          ------------------------
10/31/94                                                                    9700                              10000
                                                                           11164                              11569
                                                                           11673                              12250
                                                                           12622                              13333
                                                                           13697                              14585
                                                                           13567                              14657
                                                                           14517                              15723
                                                                           16428                              18020
                                                                           17358                              19057
                                                                           18004                              20008
10/31/04                                                                   18872                              21149

  --   MainStay Indexed Bond Fund  --   Citigroup BIG Bond Index

 CLASS I SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         5.01%  7.07%   7.12%

(LINE GRAPH FOR CLASS B SHARES)

                                                                 MAINSTAY INDEXED BOND FUND          CITIGROUP BIG BOND INDEX
                                                                 --------------------------          ------------------------
10/31/94                                                                   10000                              10000
                                                                           11534                              11569
                                                                           12088                              12250
                                                                           13101                              13333
                                                                           14249                              14585
                                                                           14138                              14657
                                                                           15165                              15723
                                                                           17203                              18020
                                                                           18222                              19057
                                                                           18945                              20008
10/31/04                                                                   19895                              21149

  --   MainStay Indexed Bond Fund  --   Citigroup BIG Bond Index

                                                     ONE      FIVE     TEN
BENCHMARK PERFORMANCE                                YEAR    YEARS    YEARS

Citigroup Broad Investment Grade (BIG) Bond
Index(1)                                             5.70%    7.61%    7.78%
Average Lipper general U.S. government fund(2)       4.19     6.28     6.53

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Performance for Class A shares, first offered 1/2/04, includes the historical performance of Class I shares from inception (1/2/91) through 12/31/03 adjusted to reflect the applicable sales charge and fees and expenses for Class A shares.

1. The Citigroup Broad Investment Grade (BIG) Bond Index--the BIG Index--is an unmanaged index that is considered representative of the U.S. investment-grade bond market. Results assume reinvestment of all income and capital gains. The BIG Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 110   MainStay Indexed Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INDEXED BOND FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                    ENDING ACCOUNT                       ENDING ACCOUNT
                                                     VALUE (BASED                         VALUE (BASED
                                    BEGINNING         ON ACTUAL          EXPENSES       ON HYPOTHETICAL        EXPENSES
                                     ACCOUNT         RETURNS AND           PAID          5% ANNUALIZED           PAID
                                      VALUE           EXPENSES)           DURING           RETURN AND           DURING
SHARE CLASS(1)                       5/1/04            10/31/04           PERIOD        ACTUAL EXPENSES)        PERIOD

CLASS A SHARES                      $1,000.00         $1,039.10           $4.00            $1,021.10            $3.96
-----------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                      $1,000.00         $1,039.60           $2.56            $1,022.50            $2.54
-----------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                               68.60
Corporate Bonds                                                                  19.70
Short-Term Investments (collateral from securities lending                       27.80
  is 14.2%)
Foreign Corporate Bonds                                                           3.70
Yankee Bonds                                                                      1.50
Asset-Backed Securities                                                           0.90
Liabilities in Excess of Cash and Other Assets                                  -22.20

See Portfolio of Investments on page 114 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal Home Loan Mortgage Corporation
     (Mortgage Pass-Through Security) 5.50%, due
     11/15/33 TBA
 2.  United States Treasury Note 4.00%, due 2/15/14
 3.  United States Treasury Note 1.625%, due
     10/31/05
 4.  United States Treasury Note 3.125%, due 5/15/07
 5.  United States Treasury Note 2.625%, due
     11/15/06
 6.  United States Treasury Note 2.375%, due 8/15/06
 7.  United States Treasury Note 2.00%, due 5/15/06
 8. Federal National Mortgage Association 1.875%, due 9/15/05
 9.  United States Treasury Note 4.75%, due 5/15/14
10. Federal Home Loan Mortgage Corporation 2.875%, due 12/15/06

                                                   www.mainstayfunds.com     111

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Donald F. Serek of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its total assets in fixed-income securities, including investment-grade corporate bonds, U.S. dollar denominated securities of foreign issuers, U.S. Treasury or agency issues, and other securities. In implementing this strategy, we employ a specialized method to track the performance of the Citigroup Broad Investment Grade Bond Index (the "BIG Index").(1) Typically, the Fund does not invest in all of the securities in the BIG Index. Instead it invests in a representative selection of fixed-income securities that, in the aggregate, are expected to mirror the performance of the BIG Index. As outlined in the prospectus supplement dated November 5, 2004, Donald F. Serek has become portfolio manager of the Fund.

WHAT WERE THE MAJOR FACTORS THAT AFFECTED THE INVESTMENT GRADE BOND MARKET AND THE FUND DURING THE 12-MONTH REPORTING PERIOD?

Bond prices fluctuated during the Fund's fiscal year in response to the changing outlook for the U.S. economy. As expected, when the economy appeared to be strengthening, interest rates rose and bond prices fell (interest rates and bond prices tend to move in opposite directions). On the other hand, when the economic recovery appeared to be losing momentum, interest rates declined and bond prices rose.

During the reporting period, oil prices reached record highs and job growth was uneven. The Federal Open Market Committee raised interest rates 25 basis points three times--in June, August, and September 2004. (A basis point is 1/100th of one percent.) These three rate hikes brought the targeted federal funds rate from 1.00% at the beginning of the reporting period to 1.75% at the end. The 10-year Treasury note closed the reporting period at 4.02%, although it traded as low as 3.68% in March 2004 and as high as 4.87% in June 2004.

HOW DID YOU POSITION THE FUND DURING THE PERIOD?

The Fund seeks to track the total return performance of the BIG Index. Since the portfolio doesn't hold every security in the Index, its performance will vary. Aside from activity to accommodate new investments and share redemptions, most of the Fund's investment activity during the reporting period was intended to reduce excess exposure of the Fund relative to the benchmark.

HOW DID THE FUND PERFORM RELATIVE TO THE BIG INDEX?

The Fund's results and those of its benchmark are provided on page 110. The Fund underperformed the BIG Index for the 12 months ended October 31, 2004, largely because of sector and issue selection. Of course, the Fund incurs expenses that an unmanaged index does not. As a result, there will be times when the Fund's performance will lag the Index.

HOW DID THE VARIOUS SECTORS OF THE BIG INDEX PERFORM?

For the 12 months ended October 31, 2004, bonds rated BBB(2) showed the strongest performance, with a total return of 8.41%.(3) Bonds rated A were next,

Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 110 for more information on the Citigroup Broad Investment Grade Bond Index.
2. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher- rated categories. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. Debt rated AA by Standard & Poor's is deemed by Standard and Poor's to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is very strong. Debt rated AAA has the highest rating assigned by Standard & Poor's, and in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3. Performance figures represent total-return performance for BIG Index securities in the sectors mentioned. Since the Fund does not invest in all of the securities in the Index, Fund results may differ.

 112   MainStay Indexed Bond Fund
returning 6.45%. Mortgage-backed bonds were also strong at 5.68%. AA-rated bonds and U.S. Treasury bonds both returned 4.98%. AAA-rated bonds returned 4.86%, and government-sponsored agency bonds returned 4.66%. At 3.67%, asset-backed securities provided the weakest performance.

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE FUND GOING FORWARD?

As we come to the close of 2004, we believe the performance of the investment-grade fixed-income market and the Fund may be affected by several factors. Economic reports that indicate strength in the economy--such as an improving job market or the potential for inflation--will likely cause interest rates to rise. Other issues, such as geopolitical unrest, terrorism, and issuer specific uncertainties could also have an impact on the bond market and on the Fund.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY INDEXED BOND FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                   www.mainstayfunds.com     113

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (94.4%)+
ASSET-BACKED SECURITIES (0.9%)
------------------------------------------------------------------------------
AIRLINES (0.1%)
Northwest Airlines, Inc. Series 2000-1 Class G
  8.072%, due 10/1/19                               $   180,009   $    200,220
                                                                  ------------

CREDIT CARDS (0.8%)
Bank One Issuance Trust Series 2002-A3 Class A3
  3.59%, due 9/15/07                                  1,000,000      1,010,281
MBNA Credit Card
  Master Note Trust
  Series 2002-A1 Class A1
  4.95%, due 1/15/07                                  1,000,000      1,044,483
                                                                  ------------
                                                                     2,054,764
                                                                  ------------
Total Asset-Backed Securities (Cost $2,213,978)                      2,254,984
                                                                  ------------

CORPORATE BONDS (19.7%)
------------------------------------------------------------------------------
AEROSPACE (0.5%)
Boeing Co. (The)
  6.125%, due 2/15/33                                   250,000        266,276
General Dynamics Corp.
  4.25%, due 5/15/13                                    100,000         98,104
Goodrich Corp.
  6.45%, due 12/15/07                                   100,000        108,279
Litton Industries, Inc.
  8.00%, due 10/15/09                                   100,000        116,465
Lockheed Martin Corp.
  7.65%, due 5/1/16                                     250,000        306,030
Northrop Grumman Corp.
  7.125%, due 2/15/11                                   100,000        115,302
Raytheon Co.
  5.50%, due 11/15/12                                   100,000        105,949
  6.75%, due 8/15/07                                    150,000        163,842
                                                                  ------------
                                                                     1,280,247
                                                                  ------------
AUTOMOTIVE MANUFACTURERS (1.6%)
DaimlerChrysler North America Holdings, Inc.
  4.05%, due 6/4/08                                     250,000        251,686
  6.40%, due 5/15/06                                    250,000        262,851
  8.50%, due 1/18/31                                    250,000        309,170
Ford Motor Credit Co.
  6.50%, due 1/25/07                                    250,000        262,663
  7.00%, due 10/1/13 (d)                                250,000        264,014
  7.25%, due 10/25/11                                   250,000        269,426
  7.375%, due 2/1/11                                    500,000        542,398
  7.875%, due 6/15/10                                   504,000        559,267

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
AUTOMOTIVE MANUFACTURERS (CONTINUED)
General Motors Acceptance Corp.
  5.85%, due 1/14/09                                $   100,000   $    102,654
  6.125%, due 9/15/06                                   250,000        259,481
  6.75%, due 1/15/06                                    250,000        258,733
  6.875%, due 8/28/12                                   250,000        260,262
General Motors Corp.
  7.125%, due 7/15/13                                   100,000        103,754
  8.375%, due 7/15/33                                   500,000        520,293
                                                                  ------------
                                                                     4,226,652
                                                                  ------------
BANKING (3.0%)
ABN-Amro Bank N.V.
  7.55%, due 6/28/06                                    403,000        434,075
Aristar, Inc.
  6.875%, due 5/15/11                                   100,000        114,240
Bank of America Corp.
  3.875%, due 1/15/08                                   250,000        254,149
  5.375%, due 6/15/14                                   250,000        262,620
  7.40%, due 1/15/11                                    500,000        585,793
Bank One Corp.
  5.90%, due 11/15/11                                   250,000        270,469
  6.875%, due 8/1/06                                    250,000        267,425
Bankers Trust Corp.
  8.25%, due 5/1/05                                     250,000        256,917
Branch Banking & Trust Co. Wilson North Carolina
  4.875%, due 1/15/13                                   100,000        101,500
Capital One Bank
  5.125%, due 2/15/14                                   100,000        100,447
  6.875%, due 2/1/06                                    100,000        104,953
Citigroup, Inc.
  5.00%, due 3/6/07                                     250,000        260,849
  5.875%, due 2/22/33                                   250,000        253,265
Fleet National Bank
  5.75%, due 1/15/09                                    250,000        269,134
JPMorgan Chase & Co.
  4.875%, due 3/15/14                                   250,000        250,243
  6.75%, due 2/1/11                                     500,000        564,119
Key Bank National Association
  5.00%, due 7/17/07                                    100,000        104,161
MBNA America Bank
  5.375%, due 1/15/08                                   300,000        316,107

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 114   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
BANKING (CONTINUED)
Mellon Funding Corp.
  5.00%, due 12/1/14                                $   250,000   $    255,535
National City Bank of Pennsylvania
  6.25%, due 3/15/11                                    250,000        274,851
PNC Funding Corp.
  7.50%, due 11/1/09                                    100,000        115,600
SunTrust Banks, Inc.
  5.05%, due 7/1/07                                     250,000        261,648
U.S. Bank National Association
  6.375%, due 8/1/11                                    250,000        280,287
UFJ Bank Ltd.
  7.40%, due 6/15/11                                    100,000        115,671
Union Bank of Switzerland-New York
  7.25%, due 7/15/06                                    250,000        268,531
Wachovia Bank National Association
  4.85%, due 7/30/07                                    500,000        521,803
Washington Mutual, Inc.
  7.50%, due 8/15/06                                    250,000        269,421
Wells Fargo Bank NA
  6.45%, due 2/1/11                                     500,000        563,241
                                                                  ------------
                                                                     7,697,054
                                                                  ------------
BEVERAGE/BOTTLING (0.3%)
Anheuser-Busch Cos., Inc.
  5.95%, due 1/15/33                                    250,000        268,255
Coca-Cola Enterprises, Inc.
  8.50%, due 2/1/22                                     252,000        335,150
Pepsi Bottling Holdings, Inc.
  5.625%, due 2/17/09 (a)                               250,000        269,938
                                                                  ------------
                                                                       873,343
                                                                  ------------
BROADCAST/OUTDOOR (0.1%)
Clear Channel Communications, Inc.
  6.00%, due 11/1/06                                    100,000        104,945
  7.65%, due 9/15/10                                    100,000        114,387
                                                                  ------------
                                                                       219,332
                                                                  ------------
BUILDING PRODUCTS (0.1%)
CRH America, Inc.
  5.30%, due 10/15/13                                   100,000        103,307
Masco Corp.
  6.75%, due 3/15/06                                    100,000        105,477
                                                                  ------------
                                                                       208,784
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CABLE (1.0%)
Comcast Cable Communications, Inc.
  7.125%, due 6/15/13                               $   250,000   $    287,012
Comcast Corp.
  5.50%, due 3/15/11                                    250,000        263,565
  7.05%, due 3/15/33                                    100,000        112,952
Cox Communications, Inc.
  7.75%, due 8/15/06-11/1/10                            200,000        222,570
Liberty Media Corp.
  8.25%, due 2/1/30                                     100,000        114,238
News America, Inc.
  7.25%, due 5/18/18                                    100,000        116,188
Time Warner, Inc.
  5.625%, due 5/1/05                                    250,000        253,775
  6.625%, due 5/15/29                                   250,000        266,086
  6.75%, due 4/15/11                                    250,000        281,344
  6.875%, due 5/1/12                                    125,000        142,185
Viacom, Inc.
  5.625%, due 8/15/12                                   250,000        267,194
Walt Disney Co. (The)
  6.375%, due 3/1/12                                    250,000        278,496
                                                                  ------------
                                                                     2,605,605
                                                                  ------------
CHEMICALS (0.3%)
Dow Chemical Co. (The)
  6.00%, due 10/1/12                                    100,000        109,042
E.I. du Pont de Nemours & Co.
  4.75%, due 11/15/12                                   250,000        256,204
Eastman Chemical Co.
  7.25%, due 1/15/24                                    100,000        113,014
ICI Wilmington, Inc.
  4.375%, due 12/1/08                                   100,000        101,058
Praxair, Inc.
  3.95%, due 6/1/13                                     100,000         96,066
Rohm & Haas Co.
  7.85%, due 7/15/29                                    100,000        128,453
                                                                  ------------
                                                                       803,837
                                                                  ------------
CONGLOMERATE/DIVERSIFIED MANUFACTURING (0.3%)
Emerson Electric Co.
  7.125%, due 8/15/10                                   250,000        290,091
Honeywell International, Inc.
  7.50%, due 3/1/10                                     100,000        116,930
United Technologies Corp.
  6.35%, due 3/1/11                                     250,000        280,702
                                                                  ------------
                                                                       687,723
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
CONSUMER PRODUCTS (0.2%)
Procter & Gamble Co. (The)
  6.875%, due 9/15/09                               $   250,000   $    285,290
Unilever Capital Corp.
  6.875%, due 11/1/05                                   285,000        296,919
                                                                  ------------
                                                                       582,209
                                                                  ------------
DIVERSIFIED TELECOMMUNICATIONS (1.0%)
ALLTEL Corp.
  7.00%, due 7/1/12                                     250,000        289,068
BellSouth Corp.
  6.875%, due 10/15/31                                  250,000        277,419
CenturyTel, Inc., Series H
  8.375%, due 10/15/10                                  100,000        119,193
SBC Communications, Inc.
  5.875%, due 2/1/12                                    100,000        107,906
  6.25%, due 3/15/11                                    250,000        276,021
Sprint Capital Corp.
  8.375%, due 3/15/12                                   500,000        613,642
Telecom Italia Capital
  6.375%, due 11/15/33                                  100,000        103,787
Verizon Global Funding Corp.
  6.125%, due 6/15/07                                   250,000        268,075
  7.75%, due 12/1/30                                    250,000        306,717
Verizon Pennsylvania
  Series A
  5.65%, due 11/15/11                                   250,000        265,941
                                                                  ------------
                                                                     2,627,769
                                                                  ------------
ELECTRIC UTILITIES (1.5%)
American Electric Power Co., Inc.
  5.375%, due 3/15/10                                   200,000        211,807
Arizona Public Service Co.
  6.375%, due 10/15/11                                  100,000        111,214
CenterPoint Energy Houston Electric LLC
  Series K2
  6.95%, due 3/15/33                                    100,000        116,290
Consolidated Edison Co. of New York
  Series 2002 A
  5.625%, due 7/1/12                                    100,000        108,029
Constellation Energy Group, Inc.
  6.125%, due 9/1/09                                    100,000        109,193
Consumers Energy Co.
  Series B
  5.375%, due 4/15/13                                   100,000        103,538
Dominion Resources, Inc.
  5.00%, due 3/15/13                                    100,000        101,160
  Series B
  6.25%, due 6/30/12                                    150,000        164,504

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
ELECTRIC UTILITIES (CONTINUED)
DTE Energy Co.
  7.05%, due 6/1/11                                 $   100,000   $    113,650
Duke Energy Corp.
  6.45%, due 10/15/32                                   250,000        266,384
FirstEnergy Corp.
  Series B
  6.45%, due 11/15/11                                   200,000        219,135
FPL Group Capital, Inc.
  7.375%, due 6/1/09                                    250,000        286,766
MidAmerican Energy Holdings Co.
  5.875%, due 10/1/12                                   100,000        107,009
MidAmerican Funding LLC
  6.75%, due 3/1/11                                     100,000        112,747
Northern States Power Co.
  6.875%, due 8/1/09                                    100,000        112,700
Oncor Electric Delivery Co.
  6.375%, due 5/1/12                                    100,000        110,951
  7.00%, due 9/1/22                                     100,000        113,634
Pacific Electric & Gas Co.
  6.05%, due 3/1/34                                     150,000        154,489
Pepco Holdings, Inc.
  6.45%, due 8/15/12                                    100,000        110,268
Progress Energy, Inc.
  6.85%, due 4/15/12                                    250,000        280,462
PSI Energy, Inc.
  5.00%, due 9/15/13                                    100,000        100,857
Scana Corp.
  6.25%, due 2/1/12                                     100,000        110,520
Sempra Energy
  6.00%, due 2/1/13                                     100,000        107,035
Southern California Edison Co.
  5.00%, due 1/15/14                                    100,000        102,446
Southern Power Co.
  Series B
  6.25%, due 7/15/12                                    100,000        109,848
Union Electric Co.
  4.65%, due 10/1/13                                    100,000        100,148
Wisconsin Energy Corp.
  6.50%, due 4/1/11                                     100,000        111,622
                                                                  ------------
                                                                     3,756,406
                                                                  ------------
ELECTRONICS (0.0%) (G)
Motorola, Inc.
  7.50%, due 5/15/25                                    100,000        116,329
                                                                  ------------

 116   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES (0.1%)
Waste Management, Inc.
  7.00%, due 10/15/06                               $   100,000   $    107,313
  7.125%, due 12/15/17                                  100,000        115,748
                                                                  ------------
                                                                       223,061
                                                                  ------------
FINANCE -- OTHER (0.3%)
American Express Treasury
  Series E
  3.625%, due 2/20/09                                   250,000        248,048
National Rural Utilities Cooperative Finance Corp.
  5.75%, due 8/28/09                                    250,000        269,912
SLM Corp.
  5.625%, due 8/1/33                                    250,000        246,120
UFJ Finance Aruba AEC
  6.75%, due 7/15/13                                    100,000        111,468
                                                                  ------------
                                                                       875,548
                                                                  ------------
FOOD PROCESSORS (0.7%)
Archer-Daniels-Midland Co.
  8.125%, due 6/1/12                                    250,000        310,392
Campbell Soup Co.
  4.875%, due 10/1/13                                   100,000        101,695
ConAgra Foods, Inc.
  6.00%, due 9/15/06                                    100,000        105,302
  7.875%, due 9/15/10                                   100,000        118,317
General Mills, Inc.
  5.125%, due 2/15/07                                   100,000        104,113
H.J. Heinz Finance Co.
  6.625%, due 7/15/11                                   250,000        284,325
Kellogg Co.
  Series B
  6.00%, due 4/1/06                                     100,000        104,409
  6.60%, due 4/1/11                                     100,000        113,328
Kraft Foods, Inc.
  6.25%, due 6/1/12                                     250,000        275,155
Sara Lee Corp.
  6.25%, due 9/15/11                                    150,000        167,736
Tyson Foods, Inc.
  7.25%, due 10/1/06                                    140,000        150,256
                                                                  ------------
                                                                     1,835,028
                                                                  ------------
GAMING (0.1%)
Harrah's Operating Co., Inc.
  8.00%, due 2/1/11                                     100,000        117,570
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
GAS PIPELINES (0.2%)
Enterprise Products Partners L.P.
  Series B
  6.875%, due 3/1/33                                $   100,000   $    104,814
Kinder Morgan Energy Partners, L.P.
  6.75%, due 3/15/11                                    100,000        112,463
  7.125%, due 3/15/12                                   150,000        172,528
                                                                  ------------
                                                                       389,805
                                                                  ------------
GAS UTILITIES -- LOCAL DISTRIBUTORS (0.1%)
KeySpan Corp.
  4.65%, due 4/1/13                                     100,000        100,835
NiSource Finance Corp.
  6.15%, due 3/1/13                                     100,000        109,288
  7.625%, due 11/15/05                                  100,000        104,814
                                                                  ------------
                                                                       314,937
                                                                  ------------
HEALTH CARE FACILITIES (0.1%)
HCA, Inc.
  6.75%, due 7/15/13                                    100,000        103,984
  7.125%, due 6/1/06                                    100,000        104,895
                                                                  ------------
                                                                       208,879
                                                                  ------------
HOME BUILDERS (0.1%)
Centex Corp.
  7.50%, due 1/15/12                                    100,000        115,747
Pulte Homes, Inc.
  7.875%, due 8/1/11                                    100,000        116,707
                                                                  ------------
                                                                       232,454
                                                                  ------------
INDEPENDENT FINANCE (1.3%)
CIT Group, Inc.
  7.75%, due 4/2/12                                     250,000        297,599
CitiFinancial Credit Co.
  8.70%, due 6/15/10                                    227,000        278,513
General Electric Capital Corp.
  5.00%, due 6/15/07                                    250,000        261,744
  6.00%, due 6/15/12                                    750,000        823,465
  6.75%, due 3/15/32                                    250,000        291,555
  Series A
  6.80%, due 11/1/05                                    250,000        260,290
Household Finance Corp.
  5.75%, due 1/30/07                                    250,000        264,247
  6.375%, due 10/15/11                                  250,000        278,835
  6.40%, due 6/17/08                                    250,000        273,781
International Lease Finance Corp.
  Series O
  4.375%, due 11/1/09                                   250,000        250,577
                                                                  ------------
                                                                     3,280,606
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
INFORMATION/DATA TECHNOLOGY (0.3%)
Computer Sciences Corp.
  5.00%, due 2/15/13                                $   100,000   $    102,307
Electronic Data Systems Corp.
  Series B
  6.00%, due 8/1/13                                     100,000        102,131
First Data Corp.
  4.70%, due 8/1/13                                     100,000        100,884
Hewlett-Packard Co.
  3.625%, due 3/15/08                                   250,000        251,726
International Business Machines Corp.
  4.25%, due 9/15/09                                    150,000        153,907
  6.50%, due 1/15/28                                    100,000        112,441
                                                                  ------------
                                                                       823,396
                                                                  ------------
INTEGRATED OIL (0.6%)
Amerada Hess Corp.
  7.30%, due 8/15/31                                    100,000        112,563
Amoco Co.
  6.50%, due 8/1/07                                     250,000        272,351
Conoco, Inc.
  6.35%, due 4/15/09                                    150,000        166,168
ConocoPhillips
  5.90%, due 10/15/32                                   250,000        259,801
Marathon Oil Corp.
  6.80%, due 3/15/32                                    100,000        113,027
Pemex Project Funding Master Trust
  7.375%, due 12/15/14                                  350,000        387,800
Texaco Capital, Inc.
  9.75%, due 3/15/20                                    176,000        259,000
                                                                  ------------
                                                                     1,570,710
                                                                  ------------
LIFE INSURANCE (0.3%)
AIG Sunamer Global Financing VI
  6.30%, due 5/10/11 (a)                                250,000        275,715
Assurant, Inc.
  5.625%, due 2/15/14                                   100,000        103,101
MetLife, Inc.
  6.125%, due 12/1/11                                   100,000        109,021
Prudential Financial, Inc.
  5.10%, due 9/20/14                                    100,000        100,267
UnitedHealth Group, Inc.
  5.00%, due 8/15/14                                    100,000        101,306
                                                                  ------------
                                                                       689,410
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MACHINERY (0.3%)
Caterpillar, Inc.
  8.00%, due 2/15/23                                $   250,000   $    322,488
Deere (John) Capital Corp.
  7.00%, due 3/15/12                                    250,000        290,395
                                                                  ------------
                                                                       612,883
                                                                  ------------
METALS/MINING (0.2%)
Alcoa, Inc.
  6.00%, due 1/15/12                                    250,000        275,437
BHP Finance USA Ltd.
  4.80%, due 4/15/13                                    100,000        101,749
Phelps Dodge Corp.
  8.75%, due 6/1/11                                     100,000        123,603
                                                                  ------------
                                                                       500,789
                                                                  ------------
MORTGAGE BANKING (0.2%)
Countrywide Home Loans, Inc.
  3.25%, due 5/21/08                                    250,000        245,546
  5.625%, due 5/15/07                                   100,000        105,382
                                                                  ------------
                                                                       350,928
                                                                  ------------
OIL REFINING & MARKETING (0.0%) (G)
Valero Energy Corp.
  7.50%, due 4/15/32                                    100,000        119,600
                                                                  ------------

OIL SERVICE (0.0%) (G)
Halliburton Co.
  5.50%, due 10/15/10                                   100,000        105,741
                                                                  ------------

PAPER/FOREST PRODUCTS (0.3%)
International Paper Co.
  5.25%, due 4/1/16                                     100,000         99,065
  5.85%, due 10/30/12                                   100,000        106,765
MeadWestvaco Corp.
  6.85%, due 4/1/12                                     100,000        112,494
Weyerhaeuser Co.
  6.75%, due 3/15/12                                    200,000        226,353
  7.375%, due 3/15/32                                   100,000        116,649
                                                                  ------------
                                                                       661,326
                                                                  ------------
PHARMACEUTICALS (0.5%)
Bristol-Myers Squibb Co.
  5.75%, due 10/1/11                                    250,000        269,824
Merck & Co., Inc.
  4.375%, due 2/15/13                                   250,000        248,443
Pfizer, Inc.
  4.65%, due 3/1/18                                     250,000        244,638
Schering-Plough Corp.
  6.50%, due 12/1/33                                    100,000        109,978
Wyeth
  5.50%, due 3/15/13                                    250,000        257,239
                                                                  ------------
                                                                     1,130,122
                                                                  ------------

 118   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
POWER (0.1%)
Exelon Corp.
  6.75%, due 5/1/11                                 $   200,000   $    225,350
PSE&G Power LLC
  7.75%, due 4/15/11                                    100,000        116,744
                                                                  ------------
                                                                       342,094
                                                                  ------------
PROPERTY & CASUALTY INSURANCE (0.3%)
Allstate Corp. (The)
  7.20%, due 12/1/09                                    100,000        115,356
Aon Corp.
  7.375%, due 12/14/12                                  100,000        109,858
Chubb Corp. (The)
  5.20%, due 4/1/13                                     100,000        101,850
Hartford Financial Services Group, Inc. (The)
  7.90%, due 6/15/10                                    100,000        117,247
Marsh & McLennan Cos., Inc.
  5.375%, due 7/15/14                                   100,000         97,740
SAFECO Corp.
  4.20%, due 2/1/08                                     100,000        101,895
Travelers Property Casualty Corp.
  5.00%, due 3/15/13                                    100,000         99,429
                                                                  ------------
                                                                       743,375
                                                                  ------------
PUBLISHING (0.0%) (G)
Belo Corp.
  8.00%, due 11/1/08                                    100,000        114,038
                                                                  ------------

RAILROADS (0.3%)
Burlington Northern Santa Fe Corp.
  6.75%, due 7/15/11                                    100,000        113,330
  7.125%, due 12/15/10                                  100,000        115,029
CSX Corp.
  6.30%, due 3/15/12                                    100,000        109,670
  7.95%, due 5/1/27                                     100,000        124,046
Norfolk Southern Corp.
  7.80%, due 5/15/27                                    150,000        185,586
Union Pacific Corp.
  6.125%, due 1/15/12                                   100,000        109,132
                                                                  ------------
                                                                       756,793
                                                                  ------------
REAL ESTATE INVESTMENT TRUST (0.3%)
Boston Properties, Inc.
  6.25%, due 1/15/13                                    100,000        108,797
EOP Operating LP
  4.75%, due 3/15/14                                    100,000         97,223
  7.75%, due 11/15/07                                   175,000        195,663

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REAL ESTATE INVESTMENT TRUST (CONTINUED)
ERP Operating LP
  6.95%, due 3/2/11                                 $   100,000   $    113,525
Simon Property Group, L.P.
  5.375%, due 8/28/08                                   100,000        105,313
                                                                  ------------
                                                                       620,521
                                                                  ------------
RESTAURANTS (0.0%) (G)
Yum! Brands, Inc.
  8.875%, due 4/15/11                                   100,000        124,809
                                                                  ------------

RETAIL STORES -- FOOD/DRUGS (0.2%)
Albertson's, Inc.
  8.00%, due 5/1/31                                     100,000        122,216
Kroger Co. (The)
  5.50%, due 2/1/13                                     250,000        261,433
Safeway, Inc.
  5.80%, due 8/15/12                                    200,000        211,188
                                                                  ------------
                                                                       594,837
                                                                  ------------
RETAIL STORES -- OTHER (0.4%)
Federated Department Stores, Inc.
  6.625%, due 9/1/08                                    100,000        110,171
Lowe's Cos., Inc.
  6.875%, due 2/15/28                                   100,000        117,790
May Department Stores Co. (The)
  6.70%, due 9/15/28                                    100,000        103,900
Target Corp.
  5.875%, due 3/1/12                                    150,000        164,559
  7.00%, due 7/15/31                                    100,000        120,742
Wal-Mart Stores, Inc.
  6.875%, due 8/10/09                                   250,000        284,609
  7.55%, due 2/15/30                                    100,000        128,790
                                                                  ------------
                                                                     1,030,561
                                                                  ------------
SECONDARY OIL & GAS PRODUCERS (0.3%)
Burlington Resources, Inc.
  7.375%, due 3/1/29                                    104,000        125,356
Devon Financing Corp. ULC
  6.875%, due 9/30/11                                   200,000        229,006
Kerr-McGee Corp.
  6.625%, due 10/15/07                                  100,000        108,555
Occidental Petroleum Corp.
  7.20%, due 4/1/28                                     100,000        118,957
Union Oil Co. of California
  7.35%, due 6/15/09                                    100,000        114,169
                                                                  ------------
                                                                       696,043
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
SECURITIES (1.7%)
Bear Stearns Cos., Inc. (The)
  5.70%, due 11/15/14                               $   250,000   $    265,448
Credit Suisse First Boston USA, Inc.
  4.625%, due 1/15/08                                   250,000        258,825
  5.125%, due 1/15/14                                   100,000        101,946
  6.50%, due 1/15/12                                    250,000        280,122
Goldman Sachs Group, Inc. (The)
  4.75%, due 7/15/13                                    250,000        247,730
  5.15%, due 1/15/14                                    250,000        253,656
  5.70%, due 9/1/12                                     250,000        266,283
  6.875%, due 1/15/11                                   250,000        284,415
Lehman Brothers Holdings, Inc.
  6.625%, due 2/5/06                                    250,000        262,004
  7.00%, due 2/1/08                                     250,000        276,090
Merrill Lynch & Co., Inc.
  Series B
  5.30%, due 9/30/15                                    250,000        256,676
  6.00%, due 2/17/09                                    250,000        271,361
Morgan Stanley
  3.625%, due 4/1/08                                    250,000        251,383
  6.10%, due 4/15/06                                    250,000        261,830
  6.60%, due 4/1/12                                     350,000        394,468
Salomon, Smith Barney Holdings, Inc.
  6.875%, due 6/15/05                                   504,000        518,033
                                                                  ------------
                                                                     4,450,270
                                                                  ------------
SERVICE -- OTHER (0.2%)
Bunge Limited Finance Corp.
  5.35%, due 4/15/14 (a)                                100,000        102,393
Cendant Corp.
  6.25%, due 1/15/08                                    200,000        215,833
IAC/InterActive Corp.
  7.00%, due 1/15/13                                    100,000        110,617
Science Applications International Corp.
  6.25%, due 7/1/12                                     100,000        110,014
                                                                  ------------
                                                                       538,857
                                                                  ------------
SUPRANATIONAL (0.0%) (G)
International Bank of Reconstruction & Development
  Series C
  zero coupon, due 3/11/31                              504,000        113,091
                                                                  ------------

TOBACCO (0.0%) (G)
Altria Group, Inc.
  7.65%, due 7/1/08                                     100,000        108,833
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
VEHICLE PARTS (0.1%)
Delphi Corp.
  6.50%, due 5/1/09                                 $   100,000   $    104,784
                                                                  ------------

WIRELESS (0.2%)
AT&T Wireless Services, Inc.
  7.35%, due 3/1/06                                     150,000        158,879
  8.125%, due 5/1/12                                    100,000        121,997
  8.75%, due 3/1/31                                     100,000        134,252
Cingular Wireless LLC
  6.50%, due 12/15/11                                   100,000        112,208
                                                                  ------------
                                                                       527,336
                                                                  ------------
Total Corporate Bonds (Cost $48,583,663)                            50,594,325
                                                                  ------------

FOREIGN CORPORATE BONDS (3.7%)
------------------------------------------------------------------------------
BANKING (0.3%)
Bank of Tokyo-Mitsubishi, Ltd.
  8.40%, due 4/15/10                                    100,000        119,889
HSBC Holding PLC
  7.50%, due 7/15/09                                    250,000        289,095
Landwirtschaftliche Rentenbank
  Series E
  3.25%, due 6/16/08                                    250,000        249,233
Royal Bank of Scotland Group PLC
  5.00%, due 11/12/13                                   100,000        102,319
                                                                  ------------
                                                                       760,536
                                                                  ------------
BEVERAGE/BOTTLING (0.1%)
Diageo Capital PLC
  3.375%, due 3/20/08                                   250,000        249,864
                                                                  ------------

BUILDING PRODUCTS (0.0%) (G)
Hanson Australia Funding
  5.25%, due 3/15/13                                    100,000        102,173
                                                                  ------------

DIVERSIFIED TELECOMMUNICATIONS (0.6%)
British Telecommunications PLC
  8.375%, due 12/15/10                                  100,000        121,346
  8.875%, due 12/15/30                                  100,000        133,650
Deutsche Telekom International Finance
  5.25%, due 7/22/13                                    100,000        103,391
  8.50%, due 6/15/10                                    350,000        421,666
France Telecom S.A.
  9.25%, due 3/1/31                                     250,000        337,485
Koninklijke (Royal) KPN N.V.
  8.00%, due 10/1/10                                    100,000        119,674

 120   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS (CONTINUED)
xTelefonica Europe B.V.
  7.35%, due 9/15/05                                $   150,000   $    156,139
  8.25%, due 9/15/30                                    100,000        132,192
Telefonos de Mexico, S.A. de C.V.
  4.50%, due 11/19/08                                   100,000        100,881
                                                                  ------------
                                                                     1,626,424
                                                                  ------------
FOREIGN AGENCY (0.3%)
Korea Development Bank
  4.25%, due 11/13/07                                   100,000        102,240
Kreditanstalt fuer Wiederaufbau
  3.375%, due 1/23/08                                   550,000        555,586
                                                                  ------------
                                                                       657,826
                                                                  ------------
FOREIGN SOVEREIGN (1.6%)
Canadian Government
  5.25%, due 11/5/08                                    500,000        535,914
Malaysian Government
  7.50%, due 7/15/11                                    100,000        117,800
Republic of Chile
  5.50%, due 1/15/13                                    100,000        104,640
Republic of Finland
  4.75%, due 3/6/07                                     250,000        260,452
Republic of Italy
  Series DTC
  4.375%, due 10/25/06                                  250,000        257,066
  Series DTC
  5.625%, due 6/15/12                                   750,000        820,088
Republic of Korea
  8.875%, due 4/15/08                                   250,000        294,750
Republic of Poland
  5.25%, due 1/15/14                                    100,000        103,875
Republic of South Africa
  7.375%, due 4/25/12                                   100,000        114,250
United Mexican States
  Series A
  5.875%, due 1/15/14                                   350,000        358,225
  6.375%, due 1/16/13                                   550,000        584,375
  7.50%, due 1/14/12                                    250,000        284,000
  Series A
  8.50%, due 2/1/06                                     250,000        267,000
                                                                  ------------
                                                                     4,102,435
                                                                  ------------
LIFE INSURANCE (0.1%)
Axa
  8.60%, due 12/15/30                                   105,000        136,968
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
OIL EQUIPMENT (0.1%)
Transocean, Inc.
  7.375%, due 4/15/18                               $   100,000   $    119,470
                                                                  ------------

REGIONAL GOVERNMENT (0.4%)
Hydro-Quebec
  Series JL
  6.30%, due 5/11/11                                    250,000        281,652
Province of British Columbia
  5.375%, due 10/29/08                                  250,000        268,079
Province of Ontario
  6.00%, due 2/21/06                                    511,000        532,669
                                                                  ------------
                                                                     1,082,400
                                                                  ------------
SATELLITE (0.0%) (G)
Intelsat Ltd.
  7.625%, due 4/15/12                                   100,000         92,736
                                                                  ------------

SECONDARY OIL & GAS PRODUCERS (0.1%)
Anadarko Finance Co.
  Series B
  6.75%, due 5/1/11                                     100,000        113,813
                                                                  ------------

SERVICE-OTHER (0.0%) (G)
Thomson Corp. (The)
  6.20%, due 1/5/12                                     100,000        110,774
                                                                  ------------

WIRELESS (0.1%)
Vodafone Group PLC
  7.75%, due 2/15/10                                    250,000        294,150
                                                                  ------------
Total Foreign Corporate Bonds (Cost $9,191,749)                      9,449,569
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (68.6%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (1.8%)
  2.875%, due 9/15/06 (d)                             1,000,000      1,002,862
  3.375%, due 9/14/07                                 1,500,000      1,514,704
  4.25%, due 5/15/09                                  2,000,000      2,052,454
                                                                  ------------
                                                                     4,570,020
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (5.3%)
  1.875%, due 2/15/06                                 2,000,000      1,983,132
  2.75%, due 8/15/06                                  1,000,000      1,000,401
 V2.875%, due 12/15/06 (c)                            3,000,000      3,002,673
  4.50%, due 7/15/13                                  1,000,000      1,010,979
  5.00%, due 7/15/14                                  1,000,000      1,039,302
  5.25%, due 1/15/06                                  2,000,000      2,064,576
  5.50%, due 9/15/11                                  1,000,000      1,085,284
  6.25%, due 7/15/32                                  2,000,000      2,292,398
                                                                  ------------
                                                                    13,478,745
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
x
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (13.3%)
  4.00%, due 12/15/19 TBA (b)                       $ 3,000,000   $  2,940,000
  4.50%, due 7/1/18-6/1/34                            3,721,779      3,708,033
  5.00%, due 5/1/18-8/1/34                            8,432,412      8,495,370
  5.00%, due 11/13/33 TBA (b)                           500,000        498,437
  5.50%, due 3/1/17-11/1/33                           1,306,258      1,351,820
V 5.50%, due 11/15/33 TBA (b)                         9,500,000      9,675,161
  6.00%, due 12/1/13-4/1/33                           2,824,328      2,942,055
  6.00%, due 12/15/34 TBA (b)                         2,000,000      2,065,000
  6.50%, due 4/1/11-7/1/32                            1,463,195      1,543,594
  7.00%, due 6/1/11-3/1/32                              673,457        714,915
  7.50%, due 9/1/11-2/1/32                              245,142        262,878
  8.00%, due 7/1/26                                      18,122         19,794
                                                                  ------------
                                                                    34,217,057
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.3%)
V 1.875%, due 9/15/05                                 4,000,000      3,983,088
  3.25%, due 11/15/07-8/15/08                         3,000,000      2,999,313
  4.625%, due 10/15/13                                2,000,000      2,033,782
  5.00%, due 1/15/07                                  1,500,000      1,568,612
  6.21%, due 8/6/38                                     475,000        542,563
                                                                  ------------
                                                                    11,127,358
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (17.3%)
  4.50%, due 4/1/18-7/1/34                            6,875,997      6,878,563
  5.00%, due 10/1/17-5/1/34                          10,483,170     10,525,243
  5.00%, due 11/15/19 TBA (b)                         1,500,000      1,530,468
  5.50%, due 6/1/16-9/1/34                            9,344,148      9,545,595
  5.50%, due 11/15/19-11/15/34 TBA (b)                2,000,000      2,053,437
  6.00%, due 6/1/16-5/1/33                            4,386,224      4,562,703
  6.00%, due 12/15/33 TBA (b)                         2,000,000      2,067,500
  6.50%, due 3/1/11-9/1/32                            4,242,961      4,473,719
  6.50%, due 12/15/34 TBA (b)                           500,000        524,531
  7.00%, due 2/1/09-5/1/32                            1,592,998      1,692,450
  7.50%, due 3/1/30-8/1/31                              167,927        180,014
  8.00%, due 7/1/07-1/1/28                              142,953        155,508
  9.50%, due 3/1/16-9/1/19                              116,820        127,376
                                                                  ------------
                                                                    44,317,107
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (4.2%)
  5.00%, due 7/15/33-8/15/33                          1,309,662      1,317,245
  5.00%, due 12/15/33 TBA (b)                           500,000        499,844
  5.50%, due 3/15/33-6/15/34                          2,843,108      2,914,383
  5.50%, due 11/15/34 TBA (b)                           500,000        511,406
  6.00%, due 3/20/29-11/15/33                         1,648,671      1,719,230
  6.00%, due 11/15/34-11/22/34 TBA (b)                1,000,000      1,038,594

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION   (MORTGAGE PASS-THROUGH SECURITIES)
  (CONTINUED)
  6.50%, due 2/15/29-10/15/32                       $ 1,240,918   $  1,314,455
  7.00%, due 3/15/07-8/15/32                            757,194        807,288
  7.50%, due 8/15/08-3/15/32                            342,623        368,536
  8.00%, due 6/15/26-11/15/30                           150,198        163,854
  8.50%, due 7/15/26-11/15/26                            16,821         18,453
                                                                  ------------
                                                                    10,673,288
                                                                  ------------
UNITED STATES TREASURY BONDS (4.9%)
  5.375%, due 2/15/31 (d)                             2,500,000      2,715,332
  6.00%, due 2/15/26 (d)                              2,500,000      2,885,450
  6.25%, due 8/15/23- 5/15/30 (d)                     2,807,000      3,337,168
  7.50%, due 11/15/16                                   403,000        521,932
  8.50%, due 2/15/20                                    201,000        287,163
  8.75%, due 5/15/17-8/15/20                            756,000      1,095,314
  8.875%, due 2/15/19                                   302,000        439,846
  9.875%, due 11/15/15                                  302,000        453,024
  10.375%, due 11/15/12                                 252,000        306,190
  11.25%, due 2/15/15                                   201,000        321,294
  12.75%, due 11/15/10                                  201,000        222,278
                                                                  ------------
                                                                    12,584,991
                                                                  ------------
UNITED STATES TREASURY NOTES (17.5%)
V 1.625%, due
  10/31/05-2/28/06 (d)                                8,000,000      7,945,388
V 2.00%, due 5/15/06 (d)                              5,000,000      4,971,290
V 2.375%, due 8/15/06                                 5,000,000      4,991,015
V 2.625%, due 11/15/06 (d)                            5,000,000      5,005,470
  2.75%, due 6/30/06-8/15/07 (d)                      3,000,000      3,003,828
V 3.125%, due 5/15/07 (d)                             5,000,000      5,050,780
  3.875%, due 5/15/09                                   500,000        514,062
V 4.00%, due 6/15/09-2/15/14 (d)                      8,150,000      8,195,927
V 4.75%, due 5/15/14 (d)                              3,100,000      3,277,766
  5.00%, due 2/15/11                                    648,000        699,739
  6.00%, due 8/15/09                                    327,000        366,457
  6.125%, due 8/15/07                                   705,000        768,120
                                                                  ------------
                                                                    44,789,842
                                                                  ------------
Total U.S. Government & Federal Agencies (Cost
  $173,031,697)                                                    175,758,408(f)
                                                                  ------------

YANKEE BONDS (1.5%) (H)
------------------------------------------------------------------------------
BANKING (0.3%)
Abbey National PLC
  7.95%, due 10/26/29                                   100,000        128,577
Australia & New Zealand Banking Group Ltd.
  7.55%, due 9/15/06                                    353,000        380,630

 122   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
YANKEE BONDS (CONTINUED)
------------------------------------------------------------------------------
BANKING (CONTINUED)
HSBC Bank PLC
  6.95%, due 3/15/11                                $   200,000   $    233,036
Santander Financial Issuances
  6.375%, due 2/15/11                                   100,000        111,640
                                                                  ------------
                                                                       853,883
                                                                  ------------
CONGLOMERATE/DIVERSIFIED MANUFACTURING (0.1%)
Tyco International Group Ltd. SA
  6.375%, due 10/15/11                                  250,000        278,291
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION (0.0%) (G)
TELUS Corp.
  7.50%, due 6/1/07                                     100,000        109,878
                                                                  ------------

ELECTRIC UTILITIES (0.0%) (G)
United Utilities PLC
  5.375%, due 2/1/19                                    100,000         99,264
                                                                  ------------

GAS PIPELINES (0.0%) (G)
TransCanada Pipelines Ltd.
  4.00%, due 6/15/13                                    100,000         95,705
                                                                  ------------
INTEGRATED OIL (0.2%)
Norsk Hydro ASA
  7.25%, due 9/23/27                                    250,000        300,450
Petro-Canada
  4.00%, due 7/15/13                                    100,000         94,366
                                                                  ------------
                                                                       394,816
                                                                  ------------
METALS/MINING (0.1%)
Alcan, Inc.
  6.45%, due 3/15/11                                    100,000        111,992
Inco Ltd.
  5.70%, due 10/15/15                                   100,000        104,301
                                                                  ------------
                                                                       216,293
                                                                  ------------
RAILROADS (0.1%)
Canadian National Railway Co.
  6.375%, due 10/15/11                                  100,000        111,853
                                                                  ------------
REGIONAL GOVERNMENT (0.3%)
Province of Manitoba
  5.50%, due 10/1/08                                    250,000        268,215
Province of Quebec
  Series NJ
  7.50%, due 7/15/23                                    302,000        386,308
                                                                  ------------
                                                                       654,523
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SECONDARY OIL & GAS PRODUCERS (0.1%)
Canadian National Resources Ltd.
  5.45%, due 10/1/12                                $   100,000   $    105,586
EnCana Corp.
  4.75%, due 10/15/13                                   100,000         99,860
                                                                  ------------
                                                                       205,446
                                                                  ------------
SUPRANATIONAL (0.3%)
Inter-American Development Bank
  6.80%, due 10/15/25                                   604,000        722,172
                                                                  ------------
Total Yankee Bonds (Cost $3,458,915)                                 3,742,124
                                                                  ------------
Total Long-Term Bonds (Cost $236,480,002)                          241,799,410
                                                                  ------------

SHORT-TERM INVESTMENTS (27.8%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (3.9%) (C)
Morgan Stanley Dean Witter & Co.
  1.78%, due 11/10/04                                 5,000,000      4,997,774
National Rural Utilities Cooperative Finance Corp.
  1.82%, due 11/17/04                                 5,000,000      4,995,953
                                                                  ------------
Total Commercial Paper (Cost $9,993,727)                             9,993,727
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (0.0%) (G)
AIM Institutional Funds Group
  1.77%, due 11/1/04 (e)                                 77,287         77,287
                                                                  ------------
Total Investment Company (Cost $77,287)                                 77,287
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
MASTER NOTE (1.4%)
Bank of America LLC
  1.955%, due 11/1/04 (e)                           $ 3,500,000      3,500,000
                                                                  ------------
Total Master Note (Cost $3,500,000)                                  3,500,000
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (12.8%)
Credit Suisse First Boston Corp.
  1.925%, dated 10/31/04
  due 11/1/04
  Proceeds at Maturity
  $11,000,588 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $11,029,485 and a Market
  Value of $11,219,094)                             $11,000,000   $ 11,000,000
Lehman Brothers, Inc.
  1.925%, dated 10/31/04
  due 11/1/04
  Proceeds at Maturity $6,800,364 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $13,559,156 and a Market
  Value of $7,018,949)                                6,800,000      6,800,000
Merrill Lynch Pierce Fenner & Smith, Inc.
  1.955%, dated 10/31/04
  due 11/1/04
  Proceeds at Maturity $4,000,217 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $3,945,731 and a Market
  Value of $4,189,638)                                4,000,000      4,000,000
Morgan Stanley & Co., Inc.
  1.925%, dated 10/31/04
  due 11/1/04
  Proceeds at Maturity $11,000,588 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $16,795,795 and a Market
  Value of $11,578,936)                              11,000,000     11,000,000
                                                                  ------------
Total Repurchase Agreements (Cost $32,800,000)                      32,800,000
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (9.7%) (C)
Federal Home Loan Bank
  1.73%, due 11/3/04                                $ 5,795,000   $  5,794,442
Federal Mortgage Corporation
  1.83%, due 11/16/04                                 4,500,000      4,496,568
Federal National Mortgage Association
  1.74%, due 11/1/04                                  4,590,000      4,590,000
  1.78%, due 11/15/04                                 4,705,000      4,701,743
  1.80%, due 11/17/04                                 5,000,000      4,995,999
United States Treasury Bill
  1.75%, due 3/3/05                                     300,000        298,226
                                                                  ------------
Total U.S. Government & Federal Agencies
  (Cost $24,876,978)                                                24,876,978
                                                                  ------------
Total Short-Term Investments (Cost $71,247,992)                     71,247,992
                                                                  ------------
Total Investments (Cost $307,727,994) (i)                 122.2%   313,047,402(j)
Liabilities in Excess of Cash and Other Assets            (22.2)   (56,777,228)
                                                    -----------   ------------
Net Assets                                                100.0%  $256,270,174
                                                    ===========   ============

 124   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                    CONTRACTS         UNREALIZED
                                                         LONG   APPRECIATION (K)
FUTURES CONTRACTS (0.2%)
--------------------------------------------------------------------------------
United States Treasury Note
  December 2004 (5 Year)                                  104   $         61,804
                                                                ----------------
Total Futures Contracts
  (Settlement Value $11,521,196) (f)                            $         61,804
                                                                ================

(a)  May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2004 is $23,404,378.
(c) Segregated, partially segregated or designated as collateral for futures contracts and TBAs.
(d) Represents securities out on loan or a portion which is out on loan.
(e) Represents a security or a portion thereof, purchased with cash collateral received for securities on loan.
(f)  The combined market value of U.S. Government & Federal
     Agencies investments and settlement value of U.S.
     Treasury Note futures contracts represents 73.1% of net assets.
(g)  Less than one tenth of a percent.
(h) Yankee bond -- dollar-denominated bond issued in the United States by foreign banks and corporations.
(i) The cost for federal income tax purposes is $307,830,420.
(j)  At October 31, 2004 net realized appreciation was
     $5,216,982, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $5,808,206 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $591,224.
(k) Represents the difference between the value of the con-tracts at the time they were opened and the value at October 31, 2004.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $307,727,994) including
  $35,940,734 market value of securities
  loaned                                        $313,047,402
Cash                                                   4,353
Cash at lending agent                                     61
Receivables:
  Investment securities sold                       8,137,976
  Interest                                         2,153,807
  Fund shares sold                                 1,084,621
  Variation margin on futures contracts               21,401
Other assets                                          12,814
                                                ------------
    Total assets                                 324,462,435
                                                ------------
LIABILITIES:
Securities lending collateral                     36,377,348
Payables:
  Investment securities purchased                 31,483,150
  Fund shares redeemed                               155,279
  Manager                                             75,211
  Custodian                                           14,182
  NYLIFE Distributors                                 10,021
  Transfer agent                                       9,802
  Directors                                            2,211
Accrued expenses                                      62,011
Dividend payable                                       3,046
                                                ------------
    Total liabilities                             68,192,261
                                                ------------
Net assets                                      $256,270,174
                                                ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  500 million shares authorized:
  Class A                                       $      4,343
  Class I                                             18,806
Additional paid-in capital                       253,068,837
Accumulated undistributed net investment
  income                                           1,380,880
Accumulated net realized loss on investments
  and futures contracts                           (3,583,904)
Net unrealized appreciation on investments and
  futures contracts                                5,381,212
                                                ------------
Net assets                                      $256,270,174
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 48,062,529
                                                ============
Shares of capital stock outstanding                4,343,097
                                                ============
Net asset value per share outstanding           $      11.07
Maximum sales charge (3.00% of offering price)          0.34
                                                ------------
Maximum offering price per share outstanding    $      11.41
                                                ============
CLASS I
Net assets applicable to outstanding shares     $208,207,645
                                                ============
Shares of capital stock outstanding               18,806,271
                                                ============
Net asset value and offering price per share
  outstanding                                   $      11.07
                                                ============

 126   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 9,211,127
  Income from securities loaned -- net                32,401
                                                 -----------
    Total income                                   9,243,528
                                                 -----------
EXPENSES:
  Manager                                          1,174,506
  Service -- Class A                                  88,423
  Service -- Service Class                            14,118
  Professional                                        79,265
  Portfolio pricing                                   77,404
  Custodian                                           61,897
  Shareholder communication                           28,528
  Registration                                        27,131
  Directors                                           25,819
  Miscellaneous                                       26,319
  Transfer agent -- Class A                           21,069
  Transfer agent -- Class I                           36,841
                                                 -----------
    Total expenses before reimbursement            1,661,320
  Expense reimbursement from Manager                (370,987)
                                                 -----------
    Net expenses                                   1,290,333
                                                 -----------
Net investment income                              7,953,195
                                                 -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
  Security transactions                              774,974
  Futures transactions                               143,973
                                                 -----------
Net realized gain on investments                     918,947
                                                 -----------
Net change in unrealized appreciation on
  investments:
  Security transactions                            2,399,972
  Futures transactions                                29,601
                                                 -----------
Net unrealized gain on investments                 2,429,573
                                                 -----------
Net realized and unrealized gain on investments    3,348,520
                                                 -----------
Net increase in net assets resulting from
  operations                                     $11,301,715
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2004 AND OCTOBER 31, 2003

                                              2004           2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $   7,953,195   $  5,782,093
 Net realized gain on investments
  and futures contracts                    918,947      1,010,704
 Net change in unrealized
  appreciation (depreciation) on
  investments and futures contracts      2,429,573     (1,651,848)
                                     ----------------------------
 Net increase in net assets
  resulting from operations             11,301,715      5,140,949
                                     ----------------------------
Dividends to shareholders:
 From net investment income:
   Class A                              (1,084,652)            --
   Class I                              (6,323,062)    (5,405,294)
   Service Class                          (156,873)      (688,954)
                                     ----------------------------
 Total dividends to shareholders        (7,564,587)    (6,094,248)
                                     ----------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              66,652,900             --
   Class I                              62,155,413    114,645,556
   Service Class                         5,106,292     27,017,252
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                               1,078,191             --
   Class I                               6,314,766      5,371,984
   Service Class                           156,825        688,954
                                     ----------------------------
                                       141,464,387    147,723,746
 Cost of shares redeemed:
   Class A                             (20,219,408)            --
   Class I                             (47,411,486)   (60,146,907)
   Service Class                       (36,166,785)   (14,596,471)
                                     ----------------------------
                                      (103,797,679)   (74,743,378)
                                     ----------------------------
    Increase in net assets derived
     from capital share
     transactions                       37,666,708     72,980,368
                                     ----------------------------
    Net increase in net assets          41,403,836     72,027,069
NET ASSETS:
Beginning of year                      214,866,338    142,839,269
                                     ----------------------------
End of year                          $ 256,270,174   $214,866,338
                                     ============================
Accumulated undistributed net
 investment income at end of year    $   1,380,880   $    327,233
                                     ============================

 128   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                         CLASS A                              CLASS I
                                       -----------   ----------------------------------------------------------
                                       JANUARY 2,
                                          2004*
                                         THROUGH
                                       OCTOBER 31,                     YEAR ENDED OCTOBER 31,
                                          2004         2004       2003       2002        2001            2000
Net asset value at beginning of
  period                                 $ 10.95     $  10.89   $  10.86   $  11.21     $ 10.73        $  10.76
                                         -------     --------   --------   --------     -------        --------
Net investment income                       0.33         0.34       0.39       0.52(d)     0.65(d)(e)      0.72
Net realized and unrealized gain
  (loss) on investments                     0.13         0.19       0.04       0.08        0.72(e)         0.00(c)
                                         -------     --------   --------   --------     -------        --------
Total from investment operations            0.46         0.53       0.43       0.60        1.37            0.72
                                         -------     --------   --------   --------     -------        --------
Less dividends:
  From net investment income               (0.34)       (0.35)     (0.40)     (0.95)      (0.89)          (0.75)
                                         -------     --------   --------   --------     -------        --------
Net asset value at end of period         $ 11.07     $  11.07   $  10.89   $  10.86     $ 11.21        $  10.73
                                         =======     ========   ========   ========     =======        ========
Total investment return (a)                 3.65%(b)     5.01%      3.97%      5.92%      13.44%           7.27%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                     3.16%+       3.43%      3.39%      4.83%       6.00%(e)        6.63%
  Net expenses                              0.78%+       0.50%      0.50%      0.50%       0.50%           0.50%
  Expenses (before reimbursement)           0.94%+       0.66%      0.68%      0.74%       0.71%           0.63%
Portfolio turnover rate                      104%         104%       110%        56%         57%             20%
Net assets at end of period (in
  000's)                                 $48,062     $208,208   $184,051   $125,169     $81,890        $136,033

*    Commencement of Operations.
**   The Fund changed its fiscal year end from December 31 to
     October 31.
+    Annualized.
++   Service Class shares ceased operations on January 9, 2004.
(a)  Total return is calculated exclusive of sales charges. Class
     I and Service Class are not subject to sales charges.
(b)  Total return is not annualized.
(c)  Less than one cent per share.
(d)  Per share data based on average shares outstanding during the period.
(e)  As required, effective November 1, 2000, the Fund has
     adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                                        SERVICE
                                                              CLASS I    CLASS
                                                              -------   -------
Decrease net investment income                                ($0.02)   ($0.02)
Increase net realized and unrealized gains and losses           0.02      0.02
Decrease ratio of net investment income                        (0.16%)   (0.15%)

 130   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                         SERVICE CLASS++
--------------------------------------------------------------------------------------------------
    NOVEMBER 1,
       2003
      THROUGH
    JANUARY 9,                                 YEAR ENDED OCTOBER 31,
       2004                2003               2002               2001               2000
      $10.88              $ 10.85           $ 11.19            $ 10.70             $10.74
      ------              -------           -------            -------             ------
        0.05                 0.36              0.49(d)            0.62(d)(e)         0.67
        0.17                 0.04              0.08               0.73(e)            0.01
      ------              -------           -------            -------             ------
        0.22                 0.40              0.57               1.35               0.68
      ------              -------           -------            -------             ------
       (0.05)               (0.37)            (0.91)             (0.86)             (0.72)
      ------              -------           -------            -------             ------
      $11.05              $ 10.88           $ 10.85            $ 11.19             $10.70
      ======              =======           =======            =======             ======
        2.05%(b)             3.71%             5.61%             13.21%              6.87%
        3.23%+               3.14%             4.58%              5.75%(e)           6.38%
        0.75%+               0.75%             0.75%              0.75%              0.75%
        0.93%+               0.93%             0.99%              0.96%              0.88%
          45%                 110%               56%                57%                20%
      $    0              $30,815           $17,670            $10,470             $3,634

              SERVICE CLASS++
---  ----------------------------------

     JANUARY 1,
       THROUGH              YEAR ENDED
     OCTOBER 31,           DECEMBER 31,
       1999**                  1998
       $10.92                 $10.74
       ------                 ------
         0.61                   0.66
        (0.79)                  0.18
       ------                 ------
        (0.18)                  0.84
       ------                 ------
           --                  (0.66)
       ------                 ------
       $10.74                 $10.92
       ======                 ======
        (1.65%)(b)              7.86%
         6.17%+                 6.12%
         0.75%+                 0.75%
         0.87%+                 0.90%
           31%                    14%
       $3,345                 $3,881

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY INTERMEDIATE TERM BOND FUND

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        0.24%  5.28%   6.01%
Excluding sales charges   4.96   6.25    6.50

(LINE GRAPH FOR CLASS A SHARES)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
10/31/94                                                                   9550.00                           10000.00
                                                                          10938.00                           11565.00
                                                                          11479.00                           12241.00
                                                                          12364.00                           13330.00
                                                                          13412.00                           14574.00
                                                                          13236.00                           14652.00
                                                                          14024.00                           15721.00
                                                                          15962.00                           18010.00
                                                                          16197.00                           19070.00
                                                                          17078.00                           20006.00
10/31/04                                                                  17925.00                           21112.00

  --   MainStay Intermediate  --   Lehman Brothers Aggregate
       Term Bond Fund              Bond Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -0.71%  5.16%   5.73%
Excluding sales charges   4.29   5.48    5.73

(LINE GRAPH FOR CLASS B SHARES)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
10/31/94                                                                  10000.00                           10000.00
                                                                          11373.00                           11565.00
                                                                          11848.00                           12241.00
                                                                          12666.00                           13330.00
                                                                          13635.00                           14574.00
                                                                          13368.00                           14652.00
                                                                          14053.00                           15721.00
                                                                          15878.00                           18010.00
                                                                          15990.00                           19070.00
                                                                          16737.00                           20006.00
10/31/04                                                                  17455.00                           21112.00

  --   MainStay Intermediate  --   Lehman Brothers Aggregate
       Term Bond Fund              Bond Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        3.29%  5.48%   5.73%
Excluding sales charges   4.29   5.48    5.73

(LINE GRAPH FOR CLASS C SHARES)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
10/31/94                                                                  10000.00                           10000.00
                                                                          11373.00                           11565.00
                                                                          11848.00                           12241.00
                                                                          12666.00                           13330.00
                                                                          13635.00                           14574.00
                                                                          13368.00                           14652.00
                                                                          14053.00                           15721.00
                                                                          15878.00                           18010.00
                                                                          15990.00                           19070.00
                                                                          16737.00                           20006.00
10/31/04                                                                  17455.00                           21112.00

  --   MainStay Intermediate  --   Lehman Brothers Aggregate
       Term Bond Fund              Bond Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Performance for Class A, B, and C shares, first offered 1/2/04, includes the historical performance of Class I shares from inception (1/2/91) through 12/31/03 adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B, and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 132   MainStay Intermediate Term Bond Fund

 CLASS I SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         5.30%  6.52%   6.76%

(LINE GRAPH FOR CLASS A SHARES)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
10/31/94                                                                   10000                              10000
                                                                           11481                              11565
                                                                           12077                              12241
                                                                           13038                              13330
                                                                           14176                              14574
                                                                           14028                              14652
                                                                           14898                              15721
                                                                           16992                              18010
                                                                           17286                              19070
                                                                           18269                              20006
10/31/04                                                                   19238                              21112

  --   MainStay Intermediate  --   Lehman Brothers Aggregate
       Term Bond Fund              Bond Index

                                                     ONE      FIVE     TEN
BENCHMARK PERFORMANCE                                YEAR    YEARS    YEARS

Lehman Brothers(R) Aggregate Bond Index(1)           5.53%    7.58%    7.76%
Average Lipper intermediate investment grade
  fund(2)                                            4.86     6.75     6.93

1. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital-gains. The Lehman Brothers(R) Aggregate Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     133

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERMEDIATE TERM BOND FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                      ENDING ACCOUNT                       ENDING ACCOUNT
                                                       VALUE (BASED                         VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES       ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID          5% ANNUALIZED           PAID
                                        VALUE           EXPENSES)           DURING           RETURN AND           DURING
SHARE CLASS(1)                         5/1/04            10/31/04           PERIOD        ACTUAL EXPENSES)        PERIOD
CLASS A SHARES                        $1,000.00         $1,041.45           $6.11            $1,019.05            $6.04
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                        $1,000.00         $1,037.60           $9.94            $1,015.30            $9.83
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,037.70           $9.94            $1,015.30            $9.83
-------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,043.55           $3.85            $1,021.25            $3.81
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                               57.9
Short-Term Investments (collateral from securities lending                       25.3
  is 5.1%)
Corporate Bonds                                                                  27.6
Asset-Backed Securities                                                           3.8
Mortgage-Backed Securities                                                        2.6
Foreign Corporate Bonds                                                           4.4
Foreign Government Bonds                                                          1.0
Yankee Bonds                                                                      1.2
Municipal Bond                                                                    0.2
Liabilities in Excess of Cash and Other Assets                                  -24.0

See Portfolio of Investments on page 137 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal National Mortgage Association (Mortgage
     Pass-Through Security) 6.00%, due 12/13/34
 2.  Federal Home Loan Mortgage Corporation
     (Mortgage Pass-Through Security) 5.50%, due
     12/13/34
 3.  United States Treasury Note 4.75%, due 5/15/14
 4.  Federal National Mortgage Association (Mortgage
     Pass-Through Security) 5.50%, due 11/18/19
 5.  United States Treasury Note 4.625%, due 5/15/06
 6.  Federal National Mortgage Association (Mortgage
     Pass-Through Security) 4.50%, due 11/1/18
 7.  Federal Home Loan Mortgage Corporation
     (Mortgage Pass-Through Security) 5.00%, due
     8/1/33
 8. Federal National Mortgage Association 5.50%, due 5/2/06
 9. Federal National Mortgage Association 4.75%, due 1/2/07
10. Federal National Mortgage Association 6.625%, due 9/15/09

 134   MainStay Intermediate Term Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Gary Goodenough and Christopher Harms of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in bonds, and at least 65% of the Fund's total assets will be invested in debt securities rated Baa or better by Moody's Investors Service, Inc.,(1) or BBB or better by S&P when purchased, or if unrated, determined to be of comparable quality. The effective maturity of the portfolio is usually in the three- to 10-year range. The Fund may invest in both U.S. and foreign debt securities. In implementing this strategy, we conduct a continuing review of yields and other information from a proprietary data base. Among the principal factors we consider in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector, are fundamental economic cycle analysis, credit quality, and interest rate trends. We make shifts in maturity based on a broad range of fundamental and technical indicators.

WHAT ECONOMIC FACTORS INFLUENCED THE BOND MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

The Federal Reserve maintained the targeted federal funds a rate at an accommodative 1.00% through the first half of the Fund's fiscal year, but from November 2003 through March 2004, economic data was mixed. With slack in the labor markets, slack in manufacturing capacity, and little pricing power in most industries, the downside risk of an overheated economy appeared small. In April 2004, however, uniformly firm economic releases challenged that view. The risk of deflation appeared to be waning, while trend-level growth appeared sustainable. The consensus was that the Federal Reserve's cautionary stance would be relatively short-lived. Consistent with market expectations, the Federal Open Market Committee tightened monetary policy at its June 30, 2004, meeting by raising the targeted federal funds rate to 1.25%. Another 25 basis point rate hike followed in August, and yet another came in September. These moves brought the targeted federal funds rate to 1.75% at the end of October 2004.

HOW DID THESE FACTORS AFFECT TREASURY YIELDS?

During the 12-month reporting period, the U.S. Treasury yield curve pivoted around the five-year maturity benchmark. Two-year Treasury yields rose from 1.8% to 2.6%; five-year yields were basically unchanged at 3.25%; 10-year yields fell from 4.3% to 4.0%; and 30-year yields declined from 5.1% to 4.8%. The narrowing of the yield spread between the two-year and 30-year maturities (commonly known as a flattening of the yield curve) was not solely a result of Federal Open Market Committee interest-rate tightening. The flattening also stemmed from lower inflation expectations and large block purchases of U.S. Treasury securities by foreign governments.

HOW DID YOU POSITION THE FUND'S PORTFOLIO AMONG THE VARIOUS BOND SECTORS?

A recurring theme for us during the 12-month reporting period was harvesting strong excess returns from prudent risk-taking and savvy issue selection in BBB-rated corporate, high-yield corporate, and emerging-market bonds. These sectors were rejuvenated as default rates declined, U.S. investors hunted for yield, and foreign investors shifted their asset allocations toward credit risk. We introduced high-yield corporate bonds to the Fund in May 2004 to take advantage of the sector's attractive risk/reward profile. Emerging-market bonds performed well, based on fiscal discipline and a global economic recovery. The Fund's position in credit-related securities contributed the majority of the Fund's excess return. Also contributing to the Fund's return were positions in mortgage-backed and asset-backed securities. These sectors tend to do well when U.S. Treasury yields are range-bound, since cash flows are more predictable under these conditions.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.
1. Bonds rated Baa by Moody's Investors Service are considered by Moody's to be medium-grade obligations (i.e., obligations that Moody's believes are neither highly protected nor poorly secured). It is Moody's opinion that interest payments and principal security appear adequate for the present, but that certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Moody's believes that such bonds lack outstanding investment characteristics and that they in fact have speculative characteristics as well. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

                                                   www.mainstayfunds.com     135

As we already noted, Treasury yields for maturities of five years and longer held to a fairly tight range during the annual period. As of October 31, 2004, the Fund's net assets were invested 13% in U.S. Treasuries, 9% in agency debentures, 26% in investment-grade corporates, 9% in high-yield corporates, 36% in residential mortgage-backed securities, 3% in commercial mortgage-backed securities, and 4% in asset-backed securities. Compared to the Lehman Brothers(R) Aggregate Bond Index,(2) the Fund had overweighted positions in investment-grade corporates, high-yield corporates, residential mortgage-backed securities, and asset-backed securities. The Fund held a neutral-to-the-Index position in commercial mortgage-backed securities and held underweighted positions in U.S. Treasuries and agency debentures.

DID THE FUND'S YIELD-CURVE AND DURATION POSITIONING AFFECT PERFORMANCE?

We maintained a neutral yield-curve posture during the 12-month reporting period, so the flattening of the yield curve had minimal impact on the Fund's performance. The Fund's duration, however, detracted from the Fund's relative results. We maintained a modestly shorter-than-benchmark duration for much of the reporting period, as intermediate-and long-term Treasury yields rallied. We had decided to shorten the Fund's duration early in the Fund's fiscal year, anticipating that the unusually low average yield of the U.S. Treasury sector was unsustainable. What we failed to appreciate was the sizeable impact of a weaker U.S. dollar on interest rates. Specifically, foreign central banks bought large blocks of U.S. Treasuries to stall the appreciation of their currencies against the weaker U.S. dollar. Foreign central banks undertook this action to keep the price of U.S. exports from falling relative to the prices of domestic goods. The foreign central banks sought to ease deflationary pressures that might impede the recovery of their home economies. At the end of the reporting period, the Fund's duration stood at 4.25 years. This modestly shorter-than-benchmark posture reflected our view that interest rates would gradually rise as the Federal Reserve continued to increase the targeted federal funds rate in response to an improving economy.

WHAT DO YOU ANTICIPATE FOR THE ECONOMY AND INTEREST RATES GOING FORWARD?

At the end of the fiscal year, the eurodollar futures market predicted a 2.5% targeted U.S. federal funds rate by March 2005. We agree with this view. As we move toward 2005, we feel that a pick-up in economic growth is a reasonable assumption given low interest rates, lower marginal tax rates, low inflation, firm consumer-spending patterns, and improved corporate confidence. We believe that the balance of the Federal Reserve's move in interest rates can be accomplished at a reasonable, measured pace. As long as consumers remain highly leveraged and productivity growth continues to drive labor costs lower, the Federal Reserve has little incentive to be more aggressive, unless inflation begins to accelerate.

HOW ARE YOU POSITIONING THE FUND GOING FORWARD?

We intend to maintain the Fund's shorter-than-benchmark duration for the near term. This positioning supports our view of the economy and interest rates, as well as the need for increased Treasury issuance to fund the federal budget imbalance. We also intend to continue favoring moderate- and lower-quality corporate bonds over U.S. Treasuries and agencies, since we believe that corporate bonds will continue to offer a significant yield advantage. At the same time, the rapid price appreciation of high-yield securities has tempered our enthusiasm for this sector, and we are unlikely to commit additional Fund assets until prices moderate. Among residential mortgage-backed securities, we favor lower-coupon securities and 15-year loan terms for their less-volatile cash-flow profiles. For asset-backed securities, we prefer non-mortgage-related collateral, such as auto loans, credit-card receivables, and electric-utility tariffs. We are cautious about agency debentures in light of their small yield advantages and the potential vulnerability of government-sponsored housing enterprises to additional regulation.

2. See footnote on page 133 for more information on the Lehman Brothers(R) Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY INTERMEDIATE TERM BOND FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 136   MainStay Intermediate Term Bond Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM INVESTMENTS (98.7%)+
ASSET-BACKED SECURITIES (3.8%)
------------------------------------------------------------------------------
CONSUMER FINANCE (2.3%)
BMW Vehicle Owner Trust
  Series 2003-A Class A3
  1.94%, due 2/25/07                                $   696,808   $    695,105
Harley-Davidson Motorcycle Trust
  Series 2004-1 Class A2
  2.53%, due 11/15/11                                 1,695,000      1,677,587
Volkswagen Auto Loan Enhanced Trust
  Series 2003-2 Class A3
  2.27%, due 10/22/07                                 1,495,000      1,489,269
                                                                  ------------
                                                                     3,861,961
                                                                  ------------
CONSUMER LOANS (0.4%)
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1 Class A4
  5.55%, due 10/20/23                                   675,000        718,286
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (0.3%)
Capital One Master Trust
  Series 2001-5 Class A
  5.30%, due 6/15/09                                    460,000        479,261
                                                                  ------------

MULTI-UTILITIES & UNREGULATED POWER (0.6%)
Public Service of New Hampshire Funding LLC
  Pass-Through Certificates Series 2002-1 Class A
  4.58%, due 2/1/08                                   1,002,655      1,030,391
                                                                  ------------

THRIFTS & MORTGAGE FINANCE (0.2%)
Vanderbilt Mortgage Finance
  Series 1999-B Class 1A4
  6.545%, due 4/7/18                                    263,551        269,200
                                                                  ------------
Total Asset-Backed Securities (Cost $6,323,279)                      6,359,099
                                                                  ------------
CORPORATE BONDS (27.6%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.2%)
General Dynamics Corp.
  4.50%, due 8/15/10                                    325,000        334,301
                                                                  ------------

AIRLINES (0.2%)
Southwest Airlines Co.
  5.25%, due 10/1/14                                    320,000        321,198
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
AUTO COMPONENTS (0.8%)
Advanced Accessory Systems
  10.75%, due 6/15/11                               $    20,000   $     18,200
Collins & Aikman Products
  12.875%, due 8/24/12 (a)(d)                           185,000        160,025
Dana Corp.
  7.00%, due 3/1/29                                     180,000        176,400
Goodyear Tire & Rubber Co. (The)
  6.625%, due 12/1/06                                   530,000        545,900
Visteon Corp.
  7.00%, due 3/10/14                                     85,000         79,900
  8.25%, due 8/1/10 (d)                                 345,000        358,800
                                                                  ------------
                                                                     1,339,225
                                                                  ------------
AUTOMOBILES (0.7%)
DaimlerChrysler North America Holdings, Inc.
  6.50%, due 11/15/13                                   580,000        633,353
General Motors Corp.
  8.375%, due 7/15/33                                   515,000        535,902
                                                                  ------------
                                                                     1,169,255
                                                                  ------------
BEVERAGES (0.5%)
Miller Brewing Co.
  4.25%, due 8/15/08 (a)                                825,000        841,725
                                                                  ------------

BUILDING PRODUCTS (0.1%)
Dayton Superior Corp.
  10.75%, due 9/15/08                                   160,000        170,400
                                                                  ------------

CAPITAL MARKETS (1.6%)
Bear Stearns Cos., Inc. (The)
  4.00%, due 1/31/08                                    450,000        457,307
Goldman Sachs Group, Inc. (The)
  6.345%, due 2/15/34                                 1,180,000      1,202,605
LaBranche & Co., Inc.
  11.00%, due 5/15/12 (a)                               215,000        220,643
Morgan Stanley
  3.625%, due 4/1/08                                    630,000        633,486
  4.75%, due 4/1/14                                     110,000        107,760
                                                                  ------------
                                                                     2,621,801
                                                                  ------------
CHEMICALS (0.2%)
Crompton Corp.
  9.875%, due 8/1/12 (a)                                255,000        281,138
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL BANKS (0.8%)
BankBoston NA
  7.00%, due 9/15/07                                $   520,000   $    574,529
FleetBoston Financial Corp.
  3.85%, due 2/15/08                                    500,000        507,184
UGS Corp.
  10.00%, due 6/1/12 (a)                                265,000        296,800
                                                                  ------------
                                                                     1,378,513
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Geo Sub Corp.
  11.00%, due 5/15/12 (a)                               200,000        192,000
                                                                  ------------

CONSUMER FINANCE (1.3%)
Capital One Bank
  5.75%, due 9/15/10                                    355,000        379,370
Ford Motor Credit Co.
  7.00%, due 10/1/13 (d)                                658,000        694,884
General Motors
  Acceptance Corp.
  6.875%, due 9/15/11-8/28/12                           430,000        447,624
Household Finance Corp.
  7.25%, due 5/15/06                                    208,000        221,719
MBNA Corp.
  6.25%, due 1/17/07                                    370,000        393,143
                                                                  ------------
                                                                     2,136,740
                                                                  ------------
CONTAINERS & PACKAGING (0.5%)
Owens-Illinois, Inc.
  8.10%, due 5/15/07                                    320,000        339,200
Rock-Tenn Co.
  8.20%, due 8/15/11                                    345,000        407,969
Tekni-Plex, Inc.
  8.75%, due 11/15/13 (a)                               140,000        133,525
                                                                  ------------
                                                                       880,694
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.8%)
Citigroup, Inc.
  5.00%, due 9/15/14 (a)                              1,105,000      1,121,128
FGIC Corp.
  6.00%, due 1/15/34 (a)                                835,000        871,048
J Paul Getty Trust, Series 2003 5.875%, due
  10/1/33                                               460,000        482,112
National Beef Packing Co. LLC/NB Finance Corp.
  Series REGS
  10.50%, due 8/1/11                                    145,000        148,625
Rainbow National Services LLC
  8.75%, due 9/1/12 (a)                                 395,000        422,650
                                                                  ------------
                                                                     3,045,563
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
Citizens Communications Co.
  9.00%, due 8/15/31                                $   110,000   $    117,425
Qwest Communications International, Inc.
  7.25%, due 2/15/11 (a)                                280,000        277,900
Qwest Corp.
  9.125%, due 3/15/12 (a)                                20,000         22,550
SBC Communications, Inc.
  4.125%, due 9/15/09                                   415,000        417,074
Sprint Capital Corp.
  8.75%, due 3/15/32                                    650,000        851,703
TSI Telecommunication
  Services, Inc., Series B
  12.75%, due 2/1/09                                    160,000        179,200
                                                                  ------------
                                                                     1,865,852
                                                                  ------------
ELECTRIC UTILITIES (1.0%)
American Electric Power Co., Inc.
  5.375%, due 3/15/10                                   215,000        227,692
PPL Energy Supply LLC
  5.40%, due 8/15/14                                    380,000        389,577
Tenaska Virginia Partners L.P.
  6.119%, due 3/30/24 (a)                               984,112      1,041,703
                                                                  ------------
                                                                     1,658,972
                                                                  ------------
ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric Co.
  6.00%, due 8/15/32                                    340,000        364,537
                                                                  ------------

ENERGY EQUIPMENT & SERVICES (0.8%)
Entergy-Koch, L.P.
  3.65%, due 8/20/06 (a)                              1,195,000      1,214,189
Parker Drilling Co.
  9.625%, due 10/1/13                                   170,000        189,125
                                                                  ------------
                                                                     1,403,314
                                                                  ------------
FOOD & STAPLES RETAILING (0.5%)
CVS Corp.
  5.789%, due 1/10/26 (a)                               432,218        450,242
Safeway, Inc.
  4.125%, due 11/1/08                                   355,000        356,749
                                                                  ------------
                                                                       806,991
                                                                  ------------
FOOD PRODUCTS (0.4%)
Cargill, Inc.
  5.00%, due 11/15/13 (a)                               570,000        583,302
Pinnacle Foods Holding Corp.
  8.25%, due 12/1/13 (a)                                 20,000         18,900
                                                                  ------------
                                                                       602,202
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Fisher Scientific International, Inc.
  6.75%, due 8/15/14 (a)                                270,000        288,900
                                                                  ------------

 138   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (1.3%)
AmeriPath, Inc.
  10.50%, due 4/1/13                                $   170,000   $    166,600
Anthem, Inc.
  3.50%, due 9/1/07                                     290,000        288,022
Highmark, Inc.
  6.80%, due 8/15/13 (a)                                920,000      1,000,640
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                                    345,000        383,271
Vanguard Health Holding Co. II
  9.00%, due 10/1/14 (a)                                275,000        287,375
                                                                  ------------
                                                                     2,125,908
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.3%)
Caesars Entertainment, Inc.
  9.375%, due 2/15/07                                   860,000        961,050
MGM Mirage, Inc.
  6.75%, due 9/1/12 (a)                                 365,000        386,900
Six Flags, Inc.
  9.625%, due 6/1/14                                    105,000        100,275
Venetian Casino Resort LLC
  11.00%, due 6/15/10                                   640,000        735,200
                                                                  ------------
                                                                     2,183,425
                                                                  ------------
HOUSEHOLD PRODUCTS (0.3%)
Procter & Gamble Co. (The)
  5.80%, due 8/15/34                                    490,000        518,820
                                                                  ------------

INSURANCE (0.7%)
Fund American Cos., Inc.
  5.875%, due 5/15/13                                   850,000        866,723
Marsh & McLennan Cos., Inc.
  7.125%, due 6/15/09                                    55,000         59,549
Provident Cos., Inc.
  7.25%, due 3/15/28                                     60,000         56,100
UnumProvident Corp.
  6.75%, due 12/15/28                                   135,000        120,825
                                                                  ------------
                                                                     1,103,197
                                                                  ------------
MACHINERY (0.0%) (B)
Mark IV Industries, Inc.
  7.50%, due 9/1/07                                      60,000         56,700
                                                                  ------------

MACHINERY & ENGINEERING (0.0%) (B)
Dresser-Rand Group
  7.375%, due 11/1/14 (a)                                45,000         47,138
                                                                  ------------

MARINE (0.1%)
Gulfmark Offshore, Inc.
  7.75%, due 7/15/14 (a)                                145,000        152,250
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MEDIA (3.6%)
American Media Operations, Inc.
  8.875%, due 1/15/11                               $   170,000   $    181,050
AT&T Broadband Corp.
  9.455%, due 11/15/22                                  370,000        507,899
Clear Channel Communications, Inc.
  5.50%, due 9/15/14                                    520,000        524,732
Dex Media East LLC
  12.125%, due 11/15/12                                  41,000         50,943
PanAmSat Corp.
  9.00%, due 8/15/14 (a)                                115,000        121,900
PRIMEDIA, Inc.
  8.00%, due 5/15/13 (a)                                 70,000         70,175
Tele-Communications, Inc.
  9.80%, due 2/1/12                                     810,000      1,043,715
Time Warner Entertainment Co. L.P.
  8.375%, due 3/15/23                                   513,000        628,141
  10.15%, due 5/1/12                                  1,736,000      2,275,252
Time Warner, Inc.
  8.05%, due 1/15/16                                    455,000        546,385
                                                                  ------------
                                                                     5,950,192
                                                                  ------------
METALS AND MINING (0.1%)
Foundation PA Coal Co.
  7.25%, due 8/1/14 (a)                                 180,000        192,375
                                                                  ------------

MULTILINE RETAIL (1.1%)
Kohl's Corp.
  6.00%, due 1/15/33                                    810,000        838,015
Target Corp.
  6.35%, due 11/1/32                                    500,000        561,125
  8.60%, due 1/15/12                                    390,000        492,252
                                                                  ------------
                                                                     1,891,392
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (2.0%)
AES Eastern Energy L.P.
  Series 1999-A
  9.00%, due 1/2/17                                     100,324        112,864
  Series 1999-B
  9.67%, due 1/2/29                                      25,000         29,250
Dynegy Holdings, Inc.
  9.875%, due 7/15/10 (a)                               265,000        301,106
  10.125%, due 7/15/13 (a)                               85,000         99,025
NRG Energy, Inc.
  8.00%, due 12/15/13 (a)                               270,000        297,338
Pacific Electric & Gas Co.
  6.05%, due 3/1/34                                     570,000        587,059
PSE&G Power LLC
  6.875%, due 4/15/06                                 1,805,000      1,901,531
                                                                  ------------
                                                                     3,328,173
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
OIL & GAS (1.0%)
Belden & Blake Corp.
  8.75%, due 7/15/12 (a)                            $   105,000   $    113,400
Enterprise Products Partners L.P.
  5.60%, due 10/15/14 (a)                               300,000        305,707
Goldman Sachs Group, Inc. (The)
  5.00%, due 10/1/14                                    465,000        464,869
Kern River Funding Corp.
  4.893%, due 4/30/18 (a)                               638,435        649,263
Tosco Corp.
  8.125%, due 2/15/30                                   115,000        151,906
                                                                  ------------
                                                                     1,685,145
                                                                  ------------
PAPER & FOREST PRODUCTS (0.4%)
Georgia-Pacific Corp.
  8.875%, due 5/15/31                                   475,000        585,438
                                                                  ------------
PERSONAL PRODUCTS (0.3%)
Estee Lauder Cos., Inc.
  5.75%, due 10/15/33                                   395,000        406,881
                                                                  ------------

PHARMACEUTICALS (0.2%)
Wyeth
  5.50%, due 2/1/14                                     335,000        343,262
                                                                  ------------

REAL ESTATE (1.9%)
American Real Estate Partners L.P.
  American Real Estate Finance
  8.125%, due 6/1/12 (a)                                320,000        337,600
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                    156,000        177,840
Host Marriot L.P.
  7.00%, due 8/15/12 (a)                                340,000        367,200
HRPT Properties Trust
  5.75%, due 2/15/14                                    845,000        868,539
  6.25%, due 8/15/16                                    190,000        200,074
iStar Financial, Inc.
  Series B
  5.125%, due 4/1/11                                    280,000        283,667
  6.00%, due 12/15/10                                   595,000        631,258
OMEGA Healthcare Investors, Inc.
  7.00%, due 4/1/14                                     260,000        266,500
                                                                  ------------
                                                                     3,132,678
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.0%) (B)
Amkor Technology, Inc.
  7.125%, due 3/15/11                                    15,000         12,938
  7.75%, due 5/15/13                                     20,000         17,250
                                                                  ------------
                                                                        30,188
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TRANSPORTATION INFRASTRUCTURE (0.0%) (B)
Great Lakes Dredge & Dock Corp.
  7.75%, due 12/15/13                               $    70,000   $     62,650
                                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
AirGate PCS, Inc.
  (zero coupon), due 10/15/11 (a)                       115,000        117,875
Dobson Cellular Systems
  (zero coupon), due 11/1/11 (a)                         65,000         66,788
  8.375%, due 11/1/11 (a)                                65,000         67,031
  9.875%, due 11/1/12 (a)                                70,000         69,650
Dobson Communications Corp.
  8.875%, due 10/1/13                                    25,000         16,812
  10.875%, due 7/1/10                                    40,000         30,800
Triton PCS, Inc.
  8.50%, due 6/1/13                                     140,000        128,450
                                                                  ------------
                                                                       497,406
                                                                  ------------
Total Corporate Bonds (Cost $44,489,923)                            45,996,539
                                                                  ------------

FOREIGN CORPORATE BONDS (4.4%)
------------------------------------------------------------------------------
BRAZIL (0.6%)
CIA Brazileira de Bebidas
  10.50%, due 12/15/11                                  800,000        984,000
                                                                  ------------

CANADA (0.4%)
Acetex Corp.
  10.875%, due 8/1/09                                   210,000        231,000
BP Canada Finance Co.
  3.375%, due 10/31/07                                  305,000        307,022
Quebecor Media, Inc.
  (zero coupon), due 7/15/11                             25,000         24,375
Tembec Industries, Inc.
  8.50%, due 2/1/11                                      65,000         66,463
                                                                  ------------
                                                                       628,860
                                                                  ------------
CAYMAN ISLANDS (0.6%)
Arcel Finance Ltd.
  6.361%, due 5/1/12 (a)                                450,000        455,611
Hutchison Whamp International Ltd.
  5.45%, due 11/24/10 (a)                               580,000        597,141
                                                                  ------------
                                                                     1,052,752
                                                                  ------------
CHILE (0.2%)
Corporacion Nacional del Cobre-Codelco, Inc.
  5.50%, due 10/15/13 (a)                               330,000        345,440
                                                                  ------------

 140   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
DENMARK (0.1%)
Citigroup (JSC Severstal) Series REGS
  9.25%, due 4/19/14                                $    80,000   $     78,192
Heckler & Koch GmbH
  9.25%, due 7/15/11 (a)                                100,000        135,473
                                                                  ------------
                                                                       213,665
                                                                  ------------
GERMANY (0.2%)
Citibank Global Markets
  Deutschland for Severstal
  9.25%, due 4/19/14 (a)                                335,000        328,300
                                                                  ------------

LUXEMBOURG (0.3%)
Gazprom International S.A.
  7.201%, due 2/1/20 (a)                                420,000        441,000
Millicom International Cellular S.A.
  10.00%, due 12/1/13 (a)                               165,000        166,650
                                                                  ------------
                                                                       607,650
                                                                  ------------
MEXICO (0.5%)
Banco Nacional de Comercio Exterior S.N.C.
  11.25%, due 5/30/06 (a)(d)                            145,000        164,212
Telefonos de Mexico S.A. de C.V.
  4.50%, due 11/19/08                                   350,000        353,084
  8.25%, due 1/26/06                                    315,000        334,923
                                                                  ------------
                                                                       852,219
                                                                  ------------
NETHERLANDS (0.2%)
Coca-Cola HBC Finance BV
  5.125%, due 9/17/13                                   260,000        268,117
                                                                  ------------

SINGAPORE (0.3%)
PSA Corp. Ltd.
  7.125%, due 8/1/05 (a)                                 80,000         82,471
Singapore Powerassets Ltd.
  5.00%, due 10/22/13 (a)                               305,000        312,325
                                                                  ------------
                                                                       394,796
                                                                  ------------
UNITED KINGDOM (1.0%)
Ono Finance PLC
  10.50%, due 5/15/14 (a)                               290,000        370,739
Vodafone Group PLC
  3.95%, due 1/30/08                                  1,190,000      1,211,052
                                                                  ------------
                                                                     1,581,791
                                                                  ------------
Total Foreign Corporate Bonds (Cost $6,963,885)                      7,257,590
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN GOVERNMENT BONDS (1.0%)
------------------------------------------------------------------------------
CANADA (0.2%)
Province of Quebec
  5.00%, due 7/17/09                                $   315,000   $    332,519
                                                                  ------------

DENMARK (0.2%)
Aries Vermogensverwaltungs GmbH
  9.60%, due 10/25/14 (a)                               250,000        291,875
                                                                  ------------

MEXICO (0.4%)
United Mexican States
  4.625%, due 10/8/08                                    90,000         91,530
  6.625%, due 3/3/15                                    245,000        262,640
  7.50%, due 1/14/12                                    240,000        272,640
                                                                  ------------
                                                                       626,810
                                                                  ------------
RUSSIA (0.2%)
Russian Federation
  5.00%, due 3/31/30                                    488,000        488,000
                                                                  ------------
Total Foreign Government Bonds (Cost $1,573,883)                     1,739,204
                                                                  ------------

MORTGAGE-BACKED SECURITIES (2.6%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.6%)
Banc of America Commercial Mortgage, Inc.
  Series 2001-PB1 Class A1
  4.907%, due 5/11/35                                   968,463      1,000,521
LB-UBS Commercial Mortgage Trust
  Series 2004-C7 Class A1
  3.625%, due 10/15/29                                1,090,000      1,096,104
Merrill Lynch Mortgage Trust
  Series 2004-MKB1 Class A1
  3.563%, due 2/12/42                                 1,027,352      1,028,882
Morgan Stanley Capital I
  Series 2003-IQ5 Class A1
  3.02%, due 4/15/38                                    776,553        770,527
Wachovia Bank National Association
  Series 2004-C14 Class A1
  3.477%, due 8/15/41 (g)                               408,298        408,957
                                                                  ------------
Total Mortgage-Backed Securities (Cost $4,305,488)                   4,304,991
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MUNICIPAL BOND (0.2%)
------------------------------------------------------------------------------
TEXAS (0.2%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (g)                            $   390,000   $    397,683
                                                                  ------------
Total Municipal Bond (Cost $390,000)                                   397,683
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (57.9%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (0.5%)
  3.625%, due 9/15/08                                   780,000        788,446
                                                                  ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (9.7%)
  3.00%, due 8/1/10                                     478,047        463,632
V 5.00%, due 8/1/33 (f)                               3,050,332      3,049,851
  5.00%, due 12/16/19 TBA (c)                         2,405,000      2,447,087
  5.50%, due 2/1/33 (f)                               2,497,306      2,550,626
V 5.50%, due 12/13/34 TBA (c)                         7,580,000      7,700,810
                                                                  ------------
                                                                    16,212,006
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (8.0%)
  4.625%, due 5/1/13                                    670,000        668,810
V 4.75%, due 1/2/07                                   2,715,000      2,814,374
  5.125%, due 1/2/14                                    550,000        565,099
  5.25%, due 8/1/12                                   1,845,000      1,929,523
V 5.50%, due 5/2/06                                   2,860,000      2,976,213
  6.25%, due 2/1/11                                     255,000        283,133
V 6.625%, due 9/15/09                                 2,455,000      2,778,918
  7.00%, due 7/15/05                                  1,175,000      1,213,330
                                                                  ------------
                                                                    13,229,400
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.5%)
  Series 1998-M6 Class A2
  6.32%, due 8/15/08                                    709,150        763,531
                                                                  ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (24.1%)
V 4.50%, due 4/1/18-11/1/18 (f)                       7,283,663      7,322,305
  5.00%, due 9/1/17 (f)                               1,799,497      1,838,858
  5.00%, due 12/13/34 TBA (c)                         1,655,000      1,644,656
  5.50%, due 2/1/17-11/1/33 (f)                       6,314,441      6,465,005
V 5.50%, due 11/18/19-12/13/34 TBA (c)                7,450,000      7,693,374
  6.00%, due 8/1/17                                     256,317        269,144
V 6.00%, due 11/15/34-12/13/34 TBA (c)               11,205,000     11,587,907
  6.50%, due 6/1/31-6/1/32 (f)                        1,101,882      1,160,804

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  7.00%, due 2/1/32-4/1/32 (f)                      $ 1,198,996   $  1,273,930
  7.50%, due 8/1/31 (f)                                 781,090        837,706
                                                                  ------------
                                                                    40,093,689
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (2.5%)
  6.00%, due 2/15/29-8/15/32 (f)                      2,751,691      2,870,397
  6.50%, due 7/15/28-5/15/29                            315,107        334,209
  7.50%, due 12/15/28-8/15/30 (f)                       866,823        934,800
                                                                  ------------
                                                                     4,139,406
                                                                  ------------
UNITED STATES TREASURY BONDS (1.9%)
  5.375%, due 2/15/31                                   830,000        901,490
  6.25%, due 8/15/23                                    810,000        956,812
  6.875%, due 8/15/25                                 1,070,000      1,358,817
                                                                  ------------
                                                                     3,217,119
                                                                  ------------
UNITED STATES TREASURY NOTES (10.7%)
  4.375%, due 5/15/07                                   825,000        858,676
V 4.625%, due 5/15/06 (d)                             5,955,000      6,155,285
V 4.75%, due 5/15/14                                  6,765,000      7,152,932
  4.875%, due 2/15/12                                   265,000        283,995
  5.75%, due 11/15/05- 8/15/10 (d)                    2,305,000      2,455,925
  6.00%, due 8/15/09                                    805,000        902,135
                                                                  ------------
                                                                    17,808,948
                                                                  ------------
Total U.S. Government &
  Federal Agencies
  (Cost $95,152,982)                                                96,252,545
                                                                  ------------

YANKEE BONDS (1.2%) (H)
------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.4%)
Petroleum Geo-Services ASA
  8.00%, due 11/5/06                                    170,000        172,975
  10.00%, due 11/5/10                                   345,000        393,300
                                                                  ------------
                                                                       566,275
                                                                  ------------
INSURANCE (0.7%)
Fairfax Financial Holdings Ltd.
  7.375%, due 4/15/18                                    20,000         17,650
  7.75%, due 7/15/37                                     50,000         42,000
  8.30%, due 4/15/26                                     20,000         18,050
Montpelier Re Holdings Ltd.
  6.125%, due 8/15/13                                 1,010,000      1,052,692
                                                                  ------------
                                                                     1,130,392
                                                                  ------------
MEDIA (0.0%) (B)
Rogers Cablesystem, Ltd.
  11.00%, due 12/1/15                                    25,000         28,250
                                                                  ------------

 142   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
YANKEE BONDS (CONTINUED)
------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (0.1%)
Tembec Industries, Inc.
  8.625%, due 6/30/09                               $   215,000   $    218,762
                                                                  ------------
Total Yankee Bonds (Cost $1,853,823)                                 1,943,679
                                                                  ------------
Total Long-Term Investments (Cost $161,053,263)                    164,251,330
                                                                  ------------
                                                         SHARES
WARRANTS (0.0%) (B)
------------------------------------------------------------------------------
MEDIA (0.0%) (B)
Ono Finance PLC
  Strike Price $0.01
  Expire 2/15/11 (a)                                         60              1
Ziff Davis Media, Inc.
  Strike Price $0.001
  Expire 8/12/12 (a)                                      1,210            121
                                                                  ------------
Total Warrants
  (Cost $2,393)                                                            122
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (25.3%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (24.7%)
AIG Funding, Inc.
  1.78%, due 11/2/04                                $ 5,000,000      4,999,753
American Express Credit Corp.
  1.80%, due 11/18/04 (f)                             4,000,000      3,996,599
General Electric Co.
  1.78%, due 11/10/04                                 6,560,000      6,557,080
Harvard University
  1.73%, due 11/19/04 (f)                             1,690,000      1,688,537
ING Funding LLC
  1.78%, due 11/12/04 (f)                             6,880,000      6,876,255
International Business Machines Corp.
  1.70%, due 11/1/04                                  1,560,000      1,560,000
Lilly (Eli) & Co.
  1.72%, due 11/3/04 (a)                                470,000        469,955
Liquid Funding Ltd.
  1.8794%, due 12/10/04 (e)                           7,605,000      7,589,841

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Prudential Funding LLC
  1.76%, due 11/2/04                                $   245,000   $    244,988
UBS Finance Delaware LLC
  1.84%, due 11/1/04                                  6,060,000      6,060,000
USAA Capital Corp.
  1.75%, due 11/2/04                                  1,120,000      1,119,946
                                                                  ------------
Total Commercial Paper
  (Cost $41,162,954)                                                41,162,954
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (0.5%)
AIM Institutional Funds Group (e)                       756,500        756,500
                                                                  ------------
Total Investment Company
  (Cost $756,500)                                                      756,500
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
MASTER NOTE (0.0%) (B)
Bank of America LLC
  1.9549%, due 11/1/04 (e)                          $    50,000         50,000
                                                                  ------------
Total Master Note
  (Cost $50,000)                                                        50,000
                                                                  ------------
REPURCHASE AGREEMENTS (0.1%)
Credit Suisse First Boston LLC
  1.9249%, dated 2/9/04
  due 11/1/04
  Proceeds at Maturity $100,016 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $100,280 and a Market Value
  of
  $102,004)                                             100,000        100,000
Lehman Brothers, Inc.
  1.9249%, dated 4/14/04
  due 11/1/04
  Proceeds at Maturity $50,008 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $99,624 and a Market Value
  of $51,571)                                            50,000         50,000

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Morgan Stanley & Co., Inc.
  1.9249%, dated 1/9/04
  due 11/1/04
  Proceeds at Maturity $50,008 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $76,289 and a Market Value
  of $52,593)                                       $    50,000   $     50,000
                                                                  ------------
Total Repurchase Agreements (Cost $200,000)                            200,000
                                                                  ------------
Total Short-Term Investments (Cost $42,169,454)                     42,169,454
                                                                  ------------
Total Investments (Cost $203,225,110) (i)                 124.0%   206,420,906(j)
Liabilities in Excess of
  Cash and Other Assets                                   (24.0)   (40,047,542)
                                                    -----------   ------------
Net Assets                                                100.0%  $166,373,364
                                                    ===========   ============

(a)  May be sold to institutional investors only.
(b)  Less than one tenth of a percent.
(c) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2004 is $31,073,834.
(d) Represents securities out on loan or a portion which is out on loan.
(e) Represents a security or a portion thereof, purchased with cash collateral received for securities on loan.
(f) Segregated or partially segregated as collateral for TBAs.
(g) Floating rate. Rate shown is the rate in effect at October 31, 2004.
(h) Yankee bond -- dollar-denominated bond issued in the United States by foreign banks and corporations.
(i) The cost for federal income tax purposes is $203,239,860.
(j)  At October 31, 2004 net unrealized appreciation was
     $3,181,046, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,438,911 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $257,865.

 144   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $203,225,110) including
  $8,112,185 market value of securities loaned  $206,420,906
Cash                                                   2,836
Receivables:
  Investment securities sold                       4,377,521
  Dividends and interest                           1,715,627
  Fund shares sold                                    68,093
Other assets                                          13,137
                                                ------------
    Total assets                                 212,598,120
                                                ------------
LIABILITIES:
Securities lending collateral                      8,596,341
Payables:
  Investment securities purchased                 37,034,807
  Fund shares redeemed                               351,504
  Manager                                             67,281
  Transfer agent                                      20,561
  Custodian                                            8,129
  NYLIFE Distributors                                  4,759
Accrued expenses                                      58,183
Dividend payable                                      83,191
                                                ------------
    Total liabilities                             46,224,756
                                                ------------
Net assets                                      $166,373,364
                                                ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $        810
  Class B                                                274
  Class C                                                 94
  Class I                                             15,463
Additional paid-in capital                       172,546,005
Accumulated undistributed net investment
  income                                             113,989
Accumulated net realized loss on investments      (9,500,361)
Net unrealized appreciation on investments         3,195,796
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies                                           1,294
                                                ------------
Net assets                                      $166,373,364
                                                ============
CLASS A
Net assets applicable to outstanding shares     $  8,083,817
                                                ============
Shares of capital stock outstanding                  810,331
                                                ============
Net asset value per share outstanding           $       9.98
Maximum sales charge (4.50% of offering price)          0.47
                                                ------------
Maximum offering price per share outstanding    $      10.45
                                                ============
CLASS B
Net assets applicable to outstanding shares     $  2,731,976
                                                ============
Shares of capital stock outstanding                  273,590
                                                ============
Net asset value and offering price per share
  outstanding                                   $       9.99
                                                ============
CLASS C
Net assets applicable to outstanding shares     $    937,228
                                                ============
Shares of capital stock outstanding                   93,861
                                                ============
Net asset value and offering price per share
  outstanding                                   $       9.99
                                                ============
CLASS I
Net assets applicable to outstanding shares     $154,620,343
                                                ============
Shares of capital stock outstanding               15,462,630
                                                ============
Net asset value and offering price per share
  outstanding                                   $      10.00
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Interest                                        $6,732,502
  Dividends                                           51,431
  Income from securities loaned -- net                33,183
                                                  ----------
    Total income                                   6,817,116
                                                  ----------
EXPENSES:
  Manager                                          1,252,713
  Professional                                        64,559
  Custodian                                           33,824
  Registration                                        30,760
  Portfolio pricing                                   21,129
  Transfer agent -- Classes A, B and C                20,806
  Transfer agent -- Class I                           84,924
  Directors                                           20,290
  Shareholder communication                           19,274
  Service -- Class A                                  13,825
  Service -- Class B                                   3,617
  Service -- Class C                                   1,244
  Service -- Service Class                             2,607
  Distribution -- Class B                             10,851
  Distribution -- Class C                              3,732
  Miscellaneous                                       23,422
                                                  ----------
    Total expenses before reimbursement            1,607,577
  Expense reimbursement from Manager                (302,744)
                                                  ----------
    Net expenses                                   1,304,833
                                                  ----------
Net investment income                              5,512,283
                                                  ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                            1,522,264
  Foreign currency transactions                        2,287
                                                  ----------
Net realized gain on investments and foreign
  currency transactions                            1,524,551
                                                  ----------
Net change in unrealized appreciation on:
  Security transactions                            1,143,710
  Translation of other assets and liabilities in
    foreign currencies                                 1,294
                                                  ----------
Net unrealized gain on investments and foreign
  currency transactions                            1,145,004
                                                  ----------
Net realized and unrealized gain on investments
  and foreign currency transactions                2,669,555
                                                  ----------
Net increase in net assets resulting from
  operations                                      $8,181,838
                                                  ==========

 146   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2004 AND OCTOBER 31, 2003

                                              2004           2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $  5,512,283   $  4,993,706
 Net realized gain on investments
  and foreign currency transactions      1,524,551      2,529,860
 Net change in unrealized
  appreciation on investments and
  foreign currency transactions          1,145,004       (117,475)
                                      ---------------------------
 Net increase in net assets
  resulting from operations              8,181,838      7,406,091
                                      ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                                (172,999)            --
   Class B                                 (34,439)            --
   Class C                                 (12,080)            --
   Class I                              (5,382,172)    (4,956,086)
   Service Class                           (34,690)      (216,223)
                                      ---------------------------
 Total dividends to shareholders        (5,636,380)    (5,172,309)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                               9,342,314             --
   Class B                               3,085,894             --
   Class C                               1,131,696             --
   Class I                              41,460,887     25,071,012
   Service Class                           122,232      2,413,628

 Net asset value of shares issued in
  connection with acquisition of
  Eclipse Core Bond Plus Fund:          26,793,396             --

 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                                 160,488             --
   Class B                                  26,657             --
   Class C                                   8,931             --
   Class I                               4,629,462      4,950,953
   Service Class                            34,517        214,243
                                      ---------------------------
                                        86,796,474     32,649,836

 Cost of shares redeemed:
   Class A                              (1,514,090)            --
   Class B                                (415,152)            --
   Class C                                (205,362)            --
   Class I                             (53,701,731)   (29,935,885)
   Service Class                        (5,930,466)    (2,840,675)
                                      ---------------------------
                                       (61,766,801)   (32,776,560)
                                      ---------------------------
   Increase (decrease) in net assets
    derived from capital share
    transactions                        25,029,673       (126,724)
                                      ---------------------------
   Net increase in net assets           27,575,131      2,107,058

                                              2004           2003
NET ASSETS:
Beginning of year                     $138,798,233   $136,691,175
                                      ---------------------------
End of year                           $166,373,364   $138,798,233
                                      ===========================
Accumulated undistributed net
 investment income at end of year     $    113,989   $    146,030
                                      ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                              CLASS A       CLASS B       CLASS C
                                            -----------   -----------   -----------
                                            JANUARY 2,    JANUARY 2,    JANUARY 2,
                                               2004*         2004*         2004*
                                              THROUGH       THROUGH       THROUGH
                                            OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                               2004          2004          2004
Net asset value at beginning of period        $ 9.86        $ 9.86        $ 9.86
                                              ------        ------        ------
Net investment income                           0.25          0.19          0.19
Net realized and unrealized gain (loss) on
  investments                                   0.12          0.13          0.13
                                              ------        ------        ------
Total from investment operations                0.37          0.32          0.32
                                              ------        ------        ------
Less dividends:
  From net investment income                   (0.25)        (0.19)        (0.19)
                                              ------        ------        ------
Net asset value at end of period              $ 9.98        $ 9.99        $ 9.99
                                              ======        ======        ======
Total investment return (b)                     3.79%(c)      3.25%(c)      3.25%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       2.89%+        2.14%+        2.14%+
    Net expenses                                1.19%+        1.94%+        1.94%+
    Expenses (before reimbursement)             1.37%+        2.12%+        2.12%+
Portfolio turnover rate                          193%          193%          193%
Net assets at end of period (in 000's)        $8,084        $2,732        $  937

*    Commencement of Operations.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Per share data based on average shares outstanding during the period.
(e)  As required, effective November 1, 2000, the Fund has
     adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                              CLASS I
                                                              -------
Decrease net investment income                                ($0.02)
Increase net realized and unrealized gains and losses           0.02
Decrease ratio of net investment income                        (0.21%)

 148   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                CLASS I
    ---------------------------------------------------------------
                        YEAR ENDED OCTOBER 31,
      2004       2003          2002          2001            2000
    $   9.83   $   9.66      $  10.32      $   9.75        $   9.75
    --------   --------      --------      --------        --------
        0.34       0.36(d)       0.45(d)       0.55(d)(e)      0.57
        0.17       0.18         (0.30)         0.76(e)        (0.01)
    --------   --------      --------      --------        --------
        0.51       0.54          0.15          1.31            0.56
    --------   --------      --------      --------        --------
       (0.34)     (0.37)        (0.81)        (0.74)          (0.56)
    --------   --------      --------      --------        --------
    $  10.00   $   9.83      $   9.66      $  10.32        $   9.75
    ========   ========      ========      ========        ========
        5.30%      5.69%         1.73%        14.06%           6.21%
        3.33%      3.66%         4.62%         5.53%(e)        6.05%
        0.75%      0.75%         0.75%         0.75%           0.75%
        0.93%      0.90%         0.91%         0.88%           0.83%
         193%       153%          159%          257%            361%
    $154,620   $133,041      $130,813      $116,344        $193,466

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                        SERVICE CLASS++
                                -----------------------------------------------------------------------------------------------
                                NOVEMBER 1,
                                   2003
                                  THROUGH
                                JANUARY 9,                                 YEAR ENDED OCTOBER 31,
                                   2004                 2003               2002               2001               2000
Net asset value at beginning
  of period                       $ 9.81               $ 9.64             $10.28             $ 9.70             $ 9.69
                                  ------               ------             ------             ------             ------
Net investment income               0.05                 0.34(d)            0.42(d)            0.53(d)(e)         0.55
Net realized and unrealized
  gain (loss) on investments        0.17                 0.18              (0.28)              0.76(e)           (0.01)
                                  ------               ------             ------             ------             ------
Total from investment
  operations                        0.22                 0.52               0.14               1.29               0.54
                                  ------               ------             ------             ------             ------
Less dividends:
  From net investment income       (0.06)               (0.35)             (0.78)             (0.71)             (0.53)
                                  ------               ------             ------             ------             ------
Net asset value at end of
  period                          $ 9.97               $ 9.81             $ 9.64             $10.28             $ 9.70
                                  ======               ======             ======             ======             ======
Total investment return (b)         2.24%(c)             5.43%              1.57%             13.87%              5.96%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           3.22%+               3.41%              4.37%              5.28%(e)           5.80%
    Net expenses                    1.00%+               1.00%              1.00%              1.00%              1.00%
    Expenses (before
      reimbursement)                1.15%+               1.15%              1.16%              1.13%              1.08%
Portfolio turnover rate               35%                 153%               159%               257%               361%
Net assets at end of period
  (in 000's)                      $    0               $5,757             $5,879             $4,981             $3,181

                                         SERVICE CLASS++
                                ----------------------------------

                                JANUARY 1,
                                  THROUGH              YEAR ENDED
                                OCTOBER 31,           DECEMBER 31,
                                   1999*                  1998
Net asset value at beginning
  of period                       $ 9.88                 $ 9.68
                                  ------                 ------
Net investment income               0.47                   0.54
Net realized and unrealized
  gain (loss) on investments       (0.66)                  0.20
                                  ------                 ------
Total from investment
  operations                       (0.19)                  0.74
                                  ------                 ------
Less dividends:
  From net investment income       (0.00)(a)              (0.54)
                                  ------                 ------
Net asset value at end of
  period                          $ 9.69                 $ 9.88
                                  ======                 ======
Total investment return (b)        (1.92%)(c)              7.73%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           5.30%+                 5.32%
    Net expenses                    1.00%+                 1.00%
    Expenses (before
      reimbursement)                1.10%+                 1.11%
Portfolio turnover rate              245%                   335%
Net assets at end of period
  (in 000's)                      $3,742                 $4,290

*    The Fund changed its fiscal year end from December 31 to
     October 31.
+    Annualized.
++   Service Class ceased operations on January 9, 2004.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges.
     Service Class is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Per share data based on average shares outstanding during the period.
(e)  As required, effective November 1, 2000, the Fund has
     adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                              SERVICE
                                                               CLASS
                                                              -------
Decrease net investment income                                ($0.02)
Increase net realized and unrealized gains and losses           0.02
Decrease ratio of net investment income                        (0.21%)

 150   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY SHORT TERM BOND FUND INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -1.96%  3.70%   4.65%
Excluding sales charges   1.07   4.33    4.97

                                                                  MAINSTAY SHORT TERM BOND         CITIGROUP 1-3 YEAR TREASURY
                                                                            FUND                              INDEX
                                                                  ------------------------         ---------------------------
10/31/94                                                                    9700                              10000
                                                                           10484                              10875
                                                                           11043                              11528
                                                                           11685                              12270
                                                                           12466                              13216
                                                                           12746                              13609
                                                                           13485                              14433
                                                                           14892                              15996
                                                                           15331                              16782
                                                                           15591                              17117
10/31/04                                                                   15758                              17412

  --   MainStay Short Term Bond Fund  --   Citigroup 1-3 Year Treasury Index

 CLASS I SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                          1.50%  4.62%   5.23%

                                                                  MAINSTAY SHORT TERM BOND         CITIGROUP 1-3 YEAR TREASURY
                                                                            FUND                              INDEX
                                                                  ------------------------         ---------------------------
10/31/94                                                                   10000                              10000
                                                                           10834                              10875
                                                                           11440                              11528
                                                                           12133                              12270
                                                                           12962                              13216
                                                                           13287                              13609
                                                                           14091                              14433
                                                                           15596                              15996
                                                                           16096                              16782
                                                                           16409                              17117
10/31/04                                                                   16655                              17412

  --   MainStay Short Term Bond Fund  --   Citigroup 1-3 Year Treasury Index

                                             ONE      FIVE     TEN
BENCHMARK PERFORMANCE                        YEAR    YEARS    YEARS

Citigroup 1-3 Year Treasury Index(1)         1.72%    5.05%    5.70%
Average Lipper short U.S. government
  fund(2)                                    1.31     4.43     5.09

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Performance for Class A shares, first offered 1/2/04, includes the historical performance of Class I shares from inception (1/2/91) through 12/31/03 adjusted to reflect the applicable sales charge and fees and expenses for Class A shares.

1. The Citigroup 1-3 Year Treasury Index is an unmanaged index comprised of U.S. Treasury notes and bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). Results assume reinvestment of all income and capital gains. The Citigroup 1-3 Year Treasury Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                   www.mainstayfunds.com     151

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SHORT TERM BOND FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                 ENDING ACCOUNT                         ENDING ACCOUNT
                                                  VALUE (BASED                           VALUE (BASED
                                 BEGINNING         ON ACTUAL          EXPENSES         ON HYPOTHETICAL          EXPENSES
                                  ACCOUNT         RETURNS AND           PAID            5% ANNUALIZED             PAID
                                   VALUE           EXPENSES)           DURING             RETURN AND             DURING
SHARE CLASS(1)                    5/1/04            10/31/04           PERIOD          ACTUAL EXPENSES)          PERIOD

CLASS A SHARES                   $1,000.00         $1,007.50           $5.05              $1,020.00              $5.08
------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                   $1,000.00         $1,010.50           $3.03              $1,022.00              $3.05
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                               71.9
Short-Term Investments (collateral from securities lending                       20.1
  is 19.8%)
Corporate Bonds                                                                  16.1
Asset-Backed Securities                                                           2.2
Foreign Corporate Bonds                                                           1.5
Liabilities in Excess of Cash and Other Assets                                  -18.0
Mortgage-Backed Securities                                                        6.2

See Portfolio of Investments on page 155 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note 3.50%, due 11/15/06
 2.  United States Treasury Note 4.625%, due 5/15/06
 3. Federal National Mortgage Association 2.50%, due 6/15/06
 4.  United States Treasury Note 5.75%, due 11/15/05
 5. Federal National Mortgage Association 5.50%, due 5/2/06
 6. Federal National Mortgage Association 1.75%, due 6/16/06
 7. Federal National Mortgage Association 3.125%, due 12/15/07
 8.  Federal Home Loan Mortgage Corporation Series 3
     2.15%, due 2/17/06
 9.  United States Treasury Note 3.00%, due 11/15/07
10.  Household Finance Corp. 6.50%, due 1/24/06

 152   MainStay Short Term Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Claude Athaide, Ph.D., CFA, and Gary Goodenough of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in an actively managed, diversified portfolio of fixed-income securities. Normally, the Fund will have a dollar-weighted average maturity of three years or less. In implementing this strategy, we continually review yields and other information derived from databases that we maintain to manage fixed-income portfolios. Fundamental economic cycle analysis, credit quality, and interest rate trends are the principal factors that we consider in determining whether to increase or decrease the investment emphasis placed on a particular type of security or industry sector within the Fund's portfolio.

WHAT ECONOMIC FORCES WERE AT WORK DURING THE REPORTING PERIOD?

The Commerce Department estimated that the U.S. economy grew at a 3.9% annualized rate during the four quarters ended September 30, 2004. Personal consumption grew at a 3.5% pace during this period, while business fixed investment grew at a 9.8% rate. Following the recession in 2001, the first two years of the economic recovery were characterized by lackluster employment gains. During March, April, and May of 2004, however, U.S. payrolls expanded strongly, adding a total of nearly 900,000 jobs. In the next few months, employment growth moderated. The most recent employment report showed that 337,000 new jobs were created in October 2004, and figures for jobs created during August and September were revised upward. In all, payrolls have increased by more than two million during the 12 months ended October 31, 2004.

HOW DID THE EXPANDING ECONOMY AFFECT INTEREST RATES?

During the spring of 2004, markets were surprised by higher-than-expected inflation. This, combined with an improving employment picture, caused interest rates to move sharply higher. From late March 2004 through June 2004, two-year Treasury-note yields rose from 1.46% to 2.93%. During the summer, yields declined as job growth slowed and inflation concerns were reduced. On October 31, 2004, two-year Treasury notes yielded 2.56%. The yield curve flattened substantially during the 12-month reporting period. The difference between yields on the two-year and 10-year Treasury note declined from 247 basis points at the end of October 2003 to 147 basis points at the end of October 2004. (A basis point is 1/100th of one percent.)

WHAT WAS THE FEDERAL RESERVE'S RESPONSE TO THE ECONOMY?

The Federal Open Market Committee raised the targeted federal funds rate in June, August, and September of 2004--by 25 basis points each time. These three rate hikes brought the targeted federal funds rate from 1.00% to 1.75%.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

The Fund was positioned to benefit from a flattening yield curve during the reporting period. In fact, the difference between one-year and five-year constant-maturity Treasury rates declined from 196 basis points to 102 basis points during the Fund's fiscal year.

Corporate spreads(1) were relatively stable to somewhat tighter over the 12 months ended October 31, 2004. Yield spreads on agency securities were mostly unchanged for the reporting period. In September of 2004, spreads on bonds issued by Fannie Mae widened after its regulator, the Office of Federal Housing Enterprise Oversight, issued a report charging that Fannie Mae improperly accounted for several types of transactions. We raised the Fund's exposure to agencies from 30% to 36.8% following this event. Spreads subsequently returned to levels that were in effect before the release of the report.

We believe that corporate bonds have performed very well over the last two years. At the end of October 2004, spreads were at very tight levels and we have started to reduce the Fund's exposure to the sector. During the last three months of the reporting period, we increased the Fund's holdings in commercial mortgage-backed securities with an average remaining maturity of two to three years. The Fund's exposure to this sector was approximately 6.8% on October 31, 2004.

The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.
1. The terms "spread" and "yield spread" refer to the difference in yield between a specific security or type of security and comparable U.S. Treasury issues.

                                                   www.mainstayfunds.com     153

WHAT DO YOU ANTICIPATE GOING FORWARD?

Consumer spending grew at 4.6% in the third quarter of 2004, while the personal savings rate declined to 0.4%. We do not believe that these trends are sustainable. Consumers received substantial stimulus from tax cuts and mortgage refinancings earlier in the year, but we are unlikely to see additional support from these sources. For consumer spending to remain at current levels, we will either need strong employment growth, higher consumer debt, or further deterioration in savings. In our opinion, personal spending is unlikely to grow faster than wages in the next few quarters.

If the Federal Open Market Committee continues to tighten interest rates, we believe that the yield curve may flatten further. We have positioned the portfolio to benefit from such a move. The Fund continues to maintain an overweighted position relative to its benchmark in agency securities. With regulators requiring Freddie Mac and Fannie Mae to maintain a 30% capital surplus target both companies have been slowing the growth rate of their mortgage portfolios and have been issuing fewer bonds.

Whatever the markets or the economy may bring, the Fund will continue to seek to maximize total return consistent with liquidity, preservation of capital, and investments in short-term debt securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY SHORT TERM BOND FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 154   MainStay Short Term Bond Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (97.9%)+
ASSET-BACKED SECURITIES (2.2%)
------------------------------------------------------------------------------
CONSUMER FINANCE (0.9%)
BMW Vehicle Owner Trust
  Series 2003-A Class A3
  1.94%, due 2/25/07                                $   160,477   $    160,085
Harley-Davidson Motorcycle Trust
  Series 2002-1 Class A2
  4.50%, due 1/15/10                                    455,229        463,912
Volkswagen Auto Loan
  Enhanced Trust
  Series 2003-2 Class A3
  2.27%, due 10/22/07                                   310,000        308,812
                                                                  ------------
                                                                       932,809
                                                                  ------------
CONSUMER LOANS (1.0%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1 Class A1
  2.89%, due 7/20/08                                  1,000,361        999,070
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Capital One Master Trust
  Series 2001-5 Class A
  5.30%, due 6/15/09                                    110,000        114,606
                                                                  ------------

THRIFTS & MORTGAGE FINANCE (0.2%)
Vanderbilt Mortgage Finance
  Series 1999-B Class 1A4
  6.545%, due 4/7/18                                    184,485        188,440
                                                                  ------------
Total Asset-Backed Securities
  (Cost $2,238,340)                                                  2,234,925
                                                                  ------------

CORPORATE BONDS (16.1%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.0%)
Honeywell International, Inc.
  6.875%, due 10/3/05                                 1,000,000      1,036,820
                                                                  ------------

BEVERAGES (0.6%)
Coca-Cola Co. (The)
  4.00%, due 6/1/05                                     630,000        635,150
                                                                  ------------

COMMERCIAL BANKS (0.3%)
Banco Nacional de Comercio Exterior S.N.C.
  11.25%, due 5/30/06 (a)(c)                            263,000        297,847
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONSUMER FINANCE (4.4%)
VHousehold Finance Corp.
  6.50%, due 1/24/06                                $ 2,530,000   $  2,644,500
SLM Corp.
  3.50%, due 9/30/06                                  1,790,000      1,817,983
                                                                  ------------
                                                                     4,462,483
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
BellSouth Telecommunications, Inc.
  6.50%, due 6/15/05                                    470,000        481,821
                                                                  ------------

ELECTRIC UTILITIES (0.6%)
Alabama Power Co.
  2.65%, due 2/15/06                                    625,000        624,861
                                                                  ------------

ELECTRICAL EQUIPMENT (0.3%)
Emerson Electric Co.
  7.875%, due 6/1/05                                    300,000        309,585
                                                                  ------------

FOOD & STAPLES RETAILING (0.8%)
Wal-Mart Stores, Inc.
  5.45%, due 8/1/06                                     750,000        784,591
                                                                  ------------

FOOD PRODUCTS (1.3%)
Cargill, Inc.
  6.25%, due 5/1/06 (a)                               1,210,000      1,271,751
                                                                  ------------

HEALTH CARE PROVIDERS & SERVICES (2.0%)
Quest Diagnostics, Inc.
  6.75%, due 7/12/06                                  1,860,000      1,972,329
                                                                  ------------

INSURANCE (1.5%)
Marsh & McLennan Cos., Inc.
  5.375%, due 3/15/07                                 1,430,000      1,462,081
                                                                  ------------

MULTI-UTILITIES & UNREGULATED POWER (1.3%)
PSE&G Power LLC
  6.875%, due 4/15/06                                   200,000        210,696

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
Public Service Electric & Gas Co.
  Series WW
  6.25%, due 1/1/07                                 $ 1,065,000   $  1,132,502
                                                                  ------------
                                                                     1,343,198
                                                                  ------------
PHARMACEUTICALS (1.5%)
Abbott Laboratories
  3.50%, due 2/17/09                                    535,000        532,871
Merck & Co., Inc.
  Series E
  4.125%, due 1/18/05                                 1,000,000      1,003,826
                                                                  ------------
                                                                     1,536,697
                                                                  ------------
Total Corporate Bonds
  (Cost $16,210,099)                                                16,219,214
                                                                  ------------

FOREIGN CORPORATE BONDS (1.5%)
------------------------------------------------------------------------------
COMMERCIAL BANKS (1.0%)
Landwirtschaftliche Rentenbank
  4.50%, due 10/23/06                                 1,000,000      1,032,566
                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Telefonos de Mexico S.A. de C.V.
  8.25%, due 1/26/06                                    200,000        212,650
                                                                  ------------

TRANSPORTATION INFRASTRUCTURE (0.3%)
PSA Corp. Ltd.
  7.125%, due 8/1/05 (a)                                300,000        309,265
                                                                  ------------
Total Foreign Corporate Bonds
  (Cost $1,559,289)                                                  1,554,481
                                                                  ------------
MORTGAGE-BACKED SECURITIES (6.2%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (6.2%)
Banc of America Commercial Mortgage, Inc.
  Series 2001-PB1 Class A1
  4.907%, due 5/11/35                                   641,190        662,414
JP Morgan Chase Commercial Mortgage Securities
  Corp.
  Series 2004-CB9 Series A1
  3.475%, due 6/12/41                                 1,626,922      1,625,763
LB-UBS Commercial Mortgage Trust
  Series 2004-C7 Class A1
  3.625%, due 10/15/29                                  725,000        729,060

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Merrill Lynch Mortgage Trust
  Series 2004-MKB1 Class A1
  3.563%, due 2/12/42                               $ 1,512,491   $  1,514,743
Morgan Stanley Capital I
  Series 2003-IQ5 Class A1
  3.02%, due 4/15/38                                    512,195        508,220
Wachovia Bank National Association
  Series 2004-C14 Class A1
  3.477%, due 8/15/41 (b)                             1,142,263      1,144,106
                                                                  ------------
Total Mortgage-Backed Securities
  (Cost $6,185,487)                                                  6,184,306
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (71.9%)
------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK (2.5%)
  2.125%, due 8/15/05                                 1,000,000        998,264
  2.25%, due 9/1/06                                     500,000        495,619
  3.875%, due 12/15/04                                1,000,000      1,002,201
                                                                  ------------
                                                                     2,496,084
                                                                  ------------

FEDERAL HOME LOAN BANK (1.2%)
  Series 392
  2.50%, due 3/15/06                                    750,000        749,262
  Series 2704
  4.125%, due 11/15/04                                  500,000        500,393
                                                                  ------------
                                                                     1,249,655
                                                                  ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (4.8%)
  Series 3
V 2.15%, due 2/17/06                                  3,080,000      3,064,545
  2.50%, due 12/4/06                                  1,735,000      1,723,311
                                                                  ------------
                                                                     4,787,856
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
  Series 1364 Class K
  5.00%, due 9/15/07                                    134,044        135,369
                                                                  ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE-PASS THROUGH SECURITY) (0.1%)
  5.00%, due 1/1/07                                      75,559         77,436
                                                                  ------------

 156   MainStay Short Term Bond Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (26.8%)
V 1.75%, due 6/16/06                                $ 5,961,000   $  5,875,794
V 2.50%, due 6/15/06                                  9,885,000      9,860,999
V 3.125%, due 12/15/07                                4,100,000      4,099,717
  3.15%, due 5/28/08                                    330,000        328,758
  3.25%, due 11/15/07                                   400,000        401,800
V 5.50%, due 5/2/06                                   6,100,000      6,347,867
                                                                  ------------
                                                                    26,914,935
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.5%)
  Series 1998-M6 Class A2
  6.32%, due 8/15/08                                    469,697        505,715
                                                                  ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITY) (1.0%)
  4.50%, due 11/1/18                                    832,732        837,150
  7.50%, due 4/1/31                                     144,503        155,433
                                                                  ------------
                                                                       992,583
                                                                  ------------
OVERSEAS PRIVATE INVESTMENT CORPORATION (1.5%)
  3.74%, due 4/15/15                                  1,532,723      1,529,274
                                                                  ------------

UNITED STATES TREASURY NOTES (33.4%)
V 3.00%, due 11/15/07 (c)                             2,860,000      2,874,746
V 3.50%, due 11/15/06 (c)                            11,650,000     11,864,337
  4.375%, due 5/15/07                                   540,000        562,043
V 4.625%, due 5/15/06 (c)                            11,325,000     11,705,894
V 5.75%, due 11/15/05 (c)                             6,360,000      6,587,319
                                                                  ------------
                                                                    33,594,339
                                                                  ------------
Total U.S. Government &
  Federal Agencies
  (Cost $72,445,495)                                                72,283,246
                                                                  ------------
Total Long-Term Bonds
  (Cost $98,638,710)                                                98,476,172
                                                                  ------------

SHORT-TERM INVESTMENTS (20.1%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (6.6%)
Laguna CDO Corp.
  1.98%, due 11/5/04 (d)                              2,000,000      1,999,567
Liquid Funding Ltd.
  1.88%, due 12/10/04 (d)                             4,350,000      4,341,329
UBS Finance Delaware LLC
  1.02%, due 11/1/04                                    265,000        265,000
                                                                  ------------
Total Commercial Paper
  (Cost $6,605,896)                                                  6,605,896
                                                                  ------------
                                                         SHARES          VALUE
INVESTMENT COMPANY (1.4%)
AIM Institutional Funds Group (d)                     1,436,811   $  1,436,811
                                                                  ------------
Total Investment Company
  (Cost $1,436,811)                                                  1,436,811
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
MASTER NOTE (4.9%)
Banc of America Securities LLC
  1.9549%, due 11/1/04 (d)                          $ 4,900,000      4,900,000
                                                                  ------------
Total Master Note
  (Cost $4,900,000)                                                  4,900,000
                                                                  ------------

REPURCHASE AGREEMENTS (7.2%)
Credit Suisse First Boston LLC
  1.9249%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity
  $4,250,682 (d)
  (Collateralized by Various Bonds
  with a Principal Amount of
  $4,261,888 and a Market Value
  of $4,335,154)                                      4,250,000      4,250,000
Lehman Brothers, Inc.
  1.9249%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity
  $1,500,241 (d)
  (Collateralized by Various Bonds
  with a Principal Amount of
  $2,988,714 and a Market Value
  of $1,547,119)                                      1,500,000      1,500,000
Merrill Lynch Pierce Fenner & Smith, Inc.
  1.9549%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity $510,083 (d)
  (Collateralized by Various Bonds
  with a Principal Amount of
  $504,342 and a Market Value
  of $535,518)                                          510,000        510,000

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Morgan Stanley & Co., Inc.
  1.9249%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity $1,000,160 (d)
  (Collateralized by Various Bonds
  with a Principal Amount of
  $1,525,781 and a Market Value
  of $1,051,866)                                    $ 1,000,000   $  1,000,000
                                                                  ------------
Total Repurchase Agreements (Cost $7,260,000)                        7,260,000
                                                                  ------------
Total Short-Term Investments
  (Cost $20,202,707)                                                20,202,707
                                                                  ------------
Total Investments
  (Cost $118,841,417) (e)                                 118.0%   118,678,879(f)
Liabilities in Excess of
  Cash and Other Assets                                   (18.0)   (18,085,062)
                                                    -----------   ------------
Net Assets                                                100.0%  $100,593,817
                                                    ===========   ============

(a)  May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at October 31, 2004.
(c) Represents securities out on loan or a portion which is out on loan.
(d) Represents a security or a portion thereof, purchased with cash collateral received for securities on loan.
(e) The cost for federal income tax purposes is $118,867,787.
(f)  At October 31, 2004 net unrealized depreciation was
     $188,908, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $81,091 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $269,999.

 158   MainStay Short Term Bond Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value (identified
  cost $118,841,417) including $19,151,256
  market value of securities loaned             $118,678,879
Cash                                                     172
Receivables:
  Investment securities sold                       2,560,211
  Interest                                         1,306,425
  Fund shares sold                                    85,080
Other assets                                          10,220
                                                ------------
    Total assets                                 122,640,987
                                                ------------
LIABILITIES:
Securities lending collateral                     19,937,707
Payables:
  Investment securities purchased                  1,238,893
  Fund shares redeemed                               684,742
  Manager                                             33,866
  Transfer agent                                       7,198
  Custodian                                            4,032
  NYLIFE Distributors                                  1,088
Accrued expenses                                      49,004
Dividend payable                                      90,640
                                                ------------
    Total liabilities                             22,047,170
                                                ------------
Net assets                                      $100,593,817
                                                ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  500 million shares authorized:
  Class A                                       $        562
  Class I                                             10,301
Additional paid-in capital                       102,938,153
Accumulated distribution in excess of net
  investment income                                  (90,640)
Accumulated net realized loss on investments      (2,102,021)
Net unrealized depreciation on investments          (162,538)
                                                ------------
Net assets                                      $100,593,817
                                                ============
CLASS A
Net assets applicable to outstanding shares     $  5,192,157
                                                ============
Shares of capital stock outstanding                  561,873
                                                ============
Net asset value per share outstanding           $       9.24
Maximum sales charge (3.00% of offering price)          0.29
                                                ------------
Maximum offering price per share outstanding    $       9.53
                                                ============
CLASS I
Net assets applicable to outstanding shares     $ 95,401,660
                                                ============
Shares of capital stock outstanding               10,301,072
                                                ============
Net asset value and offering price per share
  outstanding                                   $       9.26
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Interest                                        $2,416,125
  Income from securities loaned -- net                39,011
                                                  ----------
    Total income                                   2,455,136
                                                  ----------
EXPENSES:
  Manager                                            605,154
  Professional                                        47,957
  Registration                                        25,823
  Custodian                                           19,362
  Service -- Class A                                  14,684
  Service -- Service Class                               294
  Directors                                           13,960
  Shareholder communication                           13,460
  Transfer agent -- Class A                           10,904
  Transfer agent -- Class I                           29,223
  Portfolio pricing                                   10,042
  Miscellaneous                                       19,786
                                                  ----------
    Total expenses before reimbursement              810,649
  Expense reimbursement from Manager                (181,458)
                                                  ----------
    Net expenses                                     629,191
                                                  ----------
Net investment income                              1,825,945
                                                  ----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                    (308,327)
Net change in unrealized appreciation on
  investments                                       (301,216)
                                                  ----------
Net realized and unrealized loss on investments     (609,543)
                                                  ----------
Net increase in net assets resulting from
  operations                                      $1,216,402
                                                  ==========

 160   MainStay Short Term Bond Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2004 AND OCTOBER 31, 2003

                                               2004           2003
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income                 $  1,825,945   $    749,725
 Net realized gain (loss) on
  investments                              (308,327)       502,623
 Net change in unrealized
  appreciation (depreciation) on
  investments                              (301,216)      (521,961)
                                       ---------------------------
 Net increase in net assets resulting
  from operations                         1,216,402        730,387
                                       ---------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Class A                                  (99,114)            --
   Class I                               (1,827,034)      (759,656)
   Service Class                             (1,630)       (11,669)
 Taxable distributions in excess of net investment
  income:
   Class I                                       --        (62,926)
   Service Class                                 --           (967)
 Return of capital:
   Class A                                   (4,736)            --
   Class I                                  (87,299)            --
   Service Class                                (78)            --
                                       ---------------------------
 Total dividends and distributions to
  shareholders                           (2,019,891)      (835,218)
                                       ---------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                               20,321,429             --
   Class I                               18,601,113     16,685,453
   Service Class                             17,020        244,951
 Net asset value of shares issued in connection
  with acquisition of Eclipse Ultra Short Duration
  Fund:
   Class I                               74,520,760             --
   Service Class                            218,328             --
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                                   90,912             --
   Class I                                  929,769        821,284
   Service Class                              1,608         12,636
                                       ---------------------------
                                        114,700,939     17,764,324
 Cost of shares redeemed:
   Class A                              (15,105,952)            --
   Class I                              (33,490,788)   (19,072,157)
   Service Class                           (780,868)      (447,045)
                                       ---------------------------
                                        (49,377,608)   (19,519,202)
                                       ---------------------------
    Increase (decrease) in net assets
     derived from capital share
     transactions                        65,323,331     (1,754,878)
                                       ---------------------------
    Net increase (decrease) in net
     assets                              64,519,842     (1,859,709)
NET ASSETS:
Beginning of year                        36,073,975     37,933,684
                                       ---------------------------
End of year                            $100,593,817   $ 36,073,975
                                       ===========================
Accumulated distribution in excess of
 net investment income at end of year  $    (90,640)  $        (89)
                                       ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                              CLASS A                             CLASS I
                                                            -----------   -------------------------------------------------------
                                                            JANUARY 2,
                                                               2004*
                                                              THROUGH
                                                            OCTOBER 31,                   YEAR ENDED OCTOBER 31,
                                                               2004          2004        2003       2002       2001        2000
Net asset value at beginning of period                        $ 9.32       $  9.31     $  9.34    $  9.57    $  9.36     $  9.63
                                                              ------       -------     -------    -------    -------     -------
Net investment income                                           0.06          0.17        0.19       0.29(a)    0.47(f)     0.57(a)
Net realized and unrealized gain (loss) on investments         (0.01)        (0.03)      (0.01)      0.00(e)    0.48(f)    (0.03)
                                                              ------       -------     -------    -------    -------     -------
Total from investment operations                                0.05          0.14        0.18       0.29       0.95        0.54
                                                              ------       -------     -------    -------    -------     -------
Less dividends and distributions:
  From net investment income                                   (0.12)        (0.18)      (0.21)     (0.52)     (0.74)      (0.81)
  Return of capital                                            (0.01)        (0.01)         --         --         --          --
                                                              ------       -------     -------    -------    -------     -------
Total dividends and distributions                              (0.13)        (0.19)      (0.21)     (0.52)     (0.74)      (0.81)
                                                              ------       -------     -------    -------    -------     -------
Net asset value at end of period                              $ 9.24       $  9.26     $  9.31    $  9.34    $  9.57     $  9.36
                                                              ======       =======     =======    =======    =======     =======
Total investment return (b)                                     0.57%(c)      1.50%       1.94%      3.21%     10.68%       6.05%
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                         1.43%+        1.83%       2.02%      3.13%      4.93%(f)    6.20%
  Net expenses                                                  1.00%+        0.60%       0.60%      0.60%      0.60%       0.61%(d)
  Expenses (before reimbursement)                               1.18%+        0.78%       0.98%      0.96%      1.03%       0.99%
Portfolio turnover rate                                          151%          151%        173%       228%       149%        165%
Net assets at end of period (in 000's)                        $5,192       $95,402     $35,532    $37,201    $30,065     $31,146

*    Commencement of Operations.
**   The Fund changed its fiscal year end from December 31 to
     October 31.
+    Annualized.
++   Service Class shares ceased operations on January 9, 2004.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I and Service Class are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The effect of non-reimbursable interest expense on the
     expense ratio was 0.01%.
(e)  Less than one cent per share.
(f)  As required, effective November 1, 2000, the Fund has
     adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                                        SERVICE
                                                              CLASS I    CLASS
                                                              -------   -------

Decrease net investment income                                ($0.12)   ($0.11)
Increase net realized and unrealized gains and losses           0.12      0.11
Decrease ratio of net investment income                        (1.26%)   (1.20%)

 162   MainStay Short Term Bond Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          SERVICE CLASS++
-----------------------------------------------------------------------------------------------------------------------------------
NOVEMBER 1,
   2003                                                                                         JANUARY 1,
  THROUGH                                                                                         THROUGH              YEAR ENDED
JANUARY 9,                            YEAR ENDED OCTOBER 31,                                    OCTOBER 31,           DECEMBER 31,
   2004         2003                 2002                 2001                 2000               1999**                  1998
  $ 9.29       $ 9.32               $ 9.54               $ 9.32               $ 9.59              $ 9.41                 $ 9.38
  ------       ------               ------               ------               ------              ------                 ------
    0.03         0.16                 0.27(a)              0.45(f)              0.54(a)             0.45                   0.53
    0.06        (0.00)(e)             0.00(e)              0.48(f)             (0.03)              (0.27)                  0.03
  ------       ------               ------               ------               ------              ------                 ------
    0.09         0.16                 0.27                 0.93                 0.51                0.18                   0.56
  ------       ------               ------               ------               ------              ------                 ------
   (0.03)       (0.19)               (0.49)               (0.71)               (0.78)                 --                  (0.53)
   (0.00)(e)       --                   --                   --                   --                  --                     --
  ------       ------               ------               ------               ------              ------                 ------
   (0.03)       (0.19)               (0.49)               (0.71)               (0.78)                 --                  (0.53)
  ------       ------               ------               ------               ------              ------                 ------
  $ 9.35       $ 9.29               $ 9.32               $ 9.54               $ 9.32              $ 9.59                 $ 9.41
  ======       ======               ======               ======               ======              ======                 ======
    0.93%(c)     1.69%                2.93%               10.46%                5.78%               1.91%(c)               5.98%
    1.29%+       1.77%                2.88%                4.68%(f)             5.95%               5.17%+                 5.70%
    0.85%+       0.85%                0.85%                0.85%                0.86%(d)            0.85%+                 0.85%
    1.06%+       1.23%                1.21%                1.28%                1.24%               1.10%+                 1.14%
      90%         173%                 228%                 149%                 165%                105%                   125%
  $    0       $  542               $  733               $1,032               $1,061              $1,036                 $1,273

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY ASSET MANAGER FUND

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM INITIAL SALES CHARGE 5.5%
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       2.28%  0.46%   9.18%
Excluding sales charges  8.24   1.60    9.80

                                           MAINSTAY ASSET                                ASSET MANAGER        CITIGROUP BIG BOND
                                            MANAGER FUND          S&P 500 INDEX         COMPOSITE INDEX             INDEX
                                           --------------         -------------         ---------------       ------------------
10/31/94                                        9450                  10000                  10000                  10000
                                               11239                  12096                  12644                  11569
                                               13189                  14090                  15691                  12250
                                               16599                  17213                  20729                  13333
                                               19856                  20130                  25288                  14585
                                               22234                  23273                  31779                  14657
                                               24669                  24824                  33715                  15723
                                               21634                  21996                  25319                  18020
                                               19689                  20447                  21494                  19057
                                               22238                  23334                  25965                  20008
10/31/04                                       24070                  25086                  28411                  21149

  --   MainStay Asset Manager Fund    --   S&P 500 Index
  - -  Asset Manager Composite Index  --   Citigroup BIG Bond Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       2.49%  0.55%   9.05%
Excluding sales charges  7.49   0.89    9.05

                                           MAINSTAY ASSET                                ASSET MANAGER        CITIGROUP BIG BOND
                                            MANAGER FUND          S&P 500 INDEX         COMPOSITE INDEX             INDEX
                                           --------------         -------------         ---------------       ------------------
10/31/94                                       10000                  10000                  10000                  10000
                                               11821                  12096                  12644                  11569
                                               13769                  14090                  15691                  12250
                                               17199                  17213                  20729                  13333
                                               20452                  20130                  25288                  14585
                                               22763                  23273                  31779                  14657
                                               25081                  24824                  33715                  15723
                                               21864                  21996                  25319                  18020
                                               19746                  20447                  21494                  19057
                                               22131                  23334                  25965                  20008
10/31/04                                       23788                  25086                  28411                  21149

  --   MainStay Asset Manager Fund    --   S&P 500 Index
  - -  Asset Manager Composite Index  --   Citigroup BIG Bond Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       6.39%  0.86%   9.01%
Excluding sales charges  7.39   0.86    9.01

                                           MAINSTAY ASSET                                ASSET MANAGER        CITIGROUP BIG BOND
                                            MANAGER FUND          S&P 500 INDEX         COMPOSITE INDEX             INDEX
                                           --------------         -------------         ---------------       ------------------
10/31/94                                       10000                  10000                  10000                  10000
                                               11812                  12096                  12644                  11569
                                               13772                  14090                  15691                  12250
                                               17195                  17213                  20729                  13333
                                               20431                  20130                  25288                  14585
                                               22715                  23273                  31779                  14657
                                               25017                  24824                  33715                  15723
                                               21789                  21996                  25319                  18020
                                               19687                  20447                  21494                  19057
                                               22072                  23334                  25965                  20008
10/31/04                                       23702                  25086                  28411                  21149

  --   MainStay Asset Manager Fund    --   S&P 500 Index
  - -  Asset Manager Composite Index  --   Citigroup BIG Bond Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 164   MainStay Asset Manager Fund

 CLASS I SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                          8.43%  1.81%   10.02%

                                           MAINSTAY ASSET                                ASSET MANAGER        CITIGROUP BIG BOND
                                            MANAGER FUND          S&P 500 INDEX         COMPOSITE INDEX             INDEX
                                           --------------         -------------         ---------------       ------------------
10/31/94                                       10000                  10000                  10000                  10000
                                               11924                  12096                  12644                  11569
                                               14016                  14090                  15691                  12250
                                               17672                  17213                  20729                  13333
                                               21189                  20130                  25288                  14585
                                               23758                  23273                  31779                  14657
                                               26414                  24824                  33715                  15723
                                               23213                  21996                  25319                  18020
                                               21176                  20447                  21494                  19057
                                               23964                  23334                  25965                  20008
10/31/04                                       25985                  25086                  28411                  21149

  --   MainStay Asset Manager Fund    --   S&P 500 Index
  - -  Asset Manager Composite Index  --   Citigroup BIG Bond Index

                                                      ONE      FIVE     TEN
BENCHMARK PERFORMANCE                                 YEAR    YEARS    YEARS
Asset Manager Composite Index(1)                      7.51%    1.51%    9.63%
S&P 500(R) Index(2)                                   9.42    -2.22    11.01
Citigroup Broad Investment Grade (BIG) Bond
Index(3)                                              5.70     7.61     7.78
Average Lipper flexible portfolio fund(4)             7.67     1.80     8.64

any time. Performance for Class A and B shares, first offered 1/2/04, includes the historical performance of Class I shares from inception (1/2/91) through 12/31/03 adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and B shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1% sales charge and a 1% CDSC on redemptions within one year of purchase. Performance for Class L shares, first offered 12/30/02, includes the historical performance of Class I shares from inception through 12/29/02 adjusted to reflect the applicable sales charge, CDSC, and fees and expenses for Class L shares. Effective 1/2/04, all outstanding Class L shares of the Fund were converted to and/or redesignated Class C shares.

1. The Asset Manager Composite Index is comprised of the S&P 500(R) Index, the Citigroup Broad Investment Grade (BIG) Bond Index, and the Citigroup 1-Month T-Bill Index weighted 60%/30%/10%, respectively. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Citigroup Broad Investment Grade
   (BIG) Bond Index--The Citigroup BIG Bond Index--is an unmanaged, capitalization-weighted index that contains approximately 5,500 individually priced fixed-income securities and is generally considered representative of the U.S. bond market. The Citigroup 1-Month T-Bill Index includes the monthly return equivalents of yield averages that are not marked to market. The Index is an average of the last one-month Treasury bill issue. Results for all indices assume reinvestment of all dividends and capital gains. The Asset Manager Composite Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Citigroup Broad Investment Grade (BIG) Bond Index--the Citigroup BIG Bond Index--is an unmanaged index that is considered representative of the U.S. investment-grade bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     165

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ASSET MANAGER FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                      ENDING ACCOUNT                       ENDING ACCOUNT
                                                       VALUE (BASED                         VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES       ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID          5% ANNUALIZED           PAID
                                        VALUE           EXPENSES)           DURING           RETURN AND           DURING
SHARE CLASS(1)                         5/1/04            10/31/04           PERIOD        ACTUAL EXPENSES)        PERIOD
CLASS A SHARES                        $1,000.00         $1,035.40           $5.22            $1,019.90            $5.18
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                        $1,000.00         $1,031.65           $9.04            $1,016.15            $8.97
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,032.45           $9.04            $1,016.15            $8.97
-------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,035.95           $4.25            $1,020.85            $4.22
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    60.9
U.S. Government & Federal Agencies                                               22.2
Short-Term Investments (collateral from securities lending                       15.7
  is 6.7%)
Corporate Bonds                                                                   6.5
Real Estate Investment Trusts                                                     1.2
Foreign Bonds                                                                     1.1
Asset-Backed Security                                                             0.3
Yankee Bonds                                                                      0.1
Liabilities in Excess of Cash and Other Assets                                   -8.0

See Portfolio of Investments on page 169 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Electric Co.
 2.  United States Treasury Note 4.00%, due 2/15/14
 3.  ExxonMobil Corp.
 4.  Pfizer, Inc.
 5.  United States Treasury Note 1.875%, due
     11/30/05
 6.  Microsoft Corp.
 7.  International Business Machines Corp.
 8.  United States Treasury Note 4.625%, due 5/15/06
 9.  American International Group, Inc.
10.  Federal Home Loan Bank 2.875%, due 9/15/06

 166   MainStay Asset Manager Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Jefferson C. Boyce and Devon McCormick of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests in three asset classes, subject to the following constraints: 30% to 80% of its net assets in common stocks (with specific allocation ranges for stocks that seek to track the performance of the S&P 500(R) Index, the S&P MidCap 400(R) Index, the S&P SmallCap 600(R) Index, and the Morgan Stanley REIT(R) Index),(1) 10% to 60% of its net assets in fixed-income securities selected to parallel the performance of the Citigroup BIG Bond Index,(2) and 10% to 60% of its net assets in selected money-market instruments. In implementing this strategy, we use a disciplined methodology to determine the best allocation within the Fund's percentage constraints. We use a proprietary model to estimate expected returns, volatilities, and correlations on domestic and foreign stock markets and on domestic fixed-income securities. The Fund's allocations among stocks, bonds, and money-market securities are structured to take advantage of perceived imbalances in relative pricing.

HOW DID YOU POSITION THE FUND'S PORTFOLIO DURING THE ONE-YEAR REPORTING PERIOD ENDED OCTOBER 31, 2004?

During the reporting period, the Fund had an average allocation of 56% to equities, 32% to bonds, and 12% to cash. Within the equity allocation, U.S. equities were underweighted relative to the Fund's custom benchmark(3) at 46% of net assets, and international equities and real estate investment trusts (REITs) were overweighted, at 8% and 1%, respectively.

WHAT OVERALL FACTORS AFFECTED THE FUND'S RETURNS DURING THE 12-MONTH REPORTING PERIOD?

There were two primary factors contributing to the Fund's relative outperformance--our asset-allocation positioning and security selection. The Fund's large-cap and mid-cap equity components and the Fund's bond component are actively managed.

HOW DID THE FUND'S EQUITY INVESTMENTS PERFORM?

The Fund's decision to underweight U.S. large-cap stocks (as measured by the S&P 500(R) Index), and overweight small- and mid-cap stocks (as measured by the S&P 600(R) and S&P 400(R) Indices, respectively) boosted the Fund's return, as smaller companies outperformed their larger-cap counterparts.

Over the same period, the worst-performing international market in which the Fund could invest was Japan, followed by Hong Kong and Germany. By avoiding Japan entirely, the Fund was spared the negative impact of Japan's modest returns. Slightly overweighted positions in the Hang Seng Index (Hong Kong) and DAX Index (Germany) detracted from the Fund's results when these markets underperformed other stock markets both in the United States and overseas.

DID THE FUND'S BOND ALLOCATION HELP RESULTS?

The Fund's overweighted position in bonds hurt returns, as the Citigroup BIG Bond Index returned a relatively low 5.70%, underperforming the stock market. Similarly, the portfolio's slightly overweighted average position in cash also detracted from the Fund's return, as the segment returned 1.05%.

HOW DID THE FUND'S REIT HOLDINGS PERFORM DURING THE PERIOD?

The asset class with the highest return during the fiscal year was the REIT segment, which returned 29.5% (as measured by the Morgan Stanley REIT(R) Index). The Fund's exposure to REITs helped to

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large- capitalization companies. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. "S&P 500(R) Index," "S&P MidCap 400(R) Index," and "S&P SmallCap 600(R) Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. Each index is unmanaged and is considered to be generally representative of a different capitalization segment of the U.S. stock market. The Morgan Stanley REIT(R) Index is an unmanaged, capitalization- weighted index of the most actively traded real estate investment trusts (REITs), and is designed to measure real estate equity performance. Results for all indices assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. See footnote on page 165 for more information on the Citigroup Broad Investment Grade (BIG) Bond Index.
3. See footnote on page 165 for more information on the Asset Manager Composite Index.

                                                   www.mainstayfunds.com     167
generate incremental returns relative to the custom benchmark, which does not have a REIT equity component.

HOW DID THE ACTIVELY MANAGED SEGMENTS OF THE FUND IMPACT RESULTS?

While asset-allocation decisions made an overall positive contribution to performance, the actively managed segments of the Fund had mixed results. For example, during the reporting period, the Fund's allocation to actively managed large-cap equity investments made a positive contribution to returns, as those stocks outperformed the S&P 500(R) Index. The Fund's allocation to the actively managed mid-cap investments also boosted returns, as those stocks outperformed the S&P MidCap 400(R) Index for the period. On the other hand, the allocation made to the actively managed fixed-income investments hurt the Fund slightly, as this portion of the portfolio underperformed the Citigroup BIG Bond Index.

WHAT FACTORS MAY AFFECT THE MARKETS GOING FORWARD?

Although the recent Bush presidential victory served as a short-term catalyst for equity-market gains, it remains to be seen whether the direction of oil prices, the pace of inflation, the relative weakness of the dollar, and the effects of these dynamics on corporate earnings will quell some of the market's anxieties or exacerbate them.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY ASSET MANAGER FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 168   MainStay Asset Manager Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LONG-TERM BONDS (30.2%)+
ASSET-BACKED SECURITY (0.3%)
-----------------------------------------------------------------------------
CONSUMER FINANCE (0.3%)
Citibank Credit Card Issuance Trust
  Series 2003-A2 Class A2
  2.70%, due 1/15/06                                $1,000,000   $  1,000,535
                                                                 ------------
Total Asset-Backed Security (Cost $1,006,547)                       1,000,535
                                                                 ------------

CORPORATE BONDS (6.5%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.2%)
Honeywell International, Inc.
  7.50%, due 3/1/10                                    100,000        116,930
Lockheed Martin Corp.
  8.20%, due 12/1/09                                   100,000        119,189
Northrop Grumman Corp.
  7.125%, due 2/15/11                                  100,000        115,302
Raytheon Co.
  6.75%, due 8/15/07                                   100,000        109,228
United Technologies Corp.
  6.35%, due 3/1/11                                    100,000        112,281
                                                                 ------------
                                                                      572,930
                                                                 ------------
AUTOMOBILES (0.2%)
DaimlerChrysler North America Holdings, Inc.
  7.30%, due 1/15/12                                   250,000        286,363
General Motors Corp.
  8.375%, due 7/15/33                                  250,000        260,147
                                                                 ------------
                                                                      546,510
                                                                 ------------
BEVERAGES (0.1%)
Anheuser-Busch Cos., Inc.
  5.75%, due 4/1/10                                    100,000        108,841
Coca-Cola Enterprises, Inc.
  7.00%, due 5/15/98                                   100,000        117,571
Pepsi Bottling Holdings, Inc.
  5.625%, due 2/17/09 (c)                              100,000        107,975
                                                                 ------------
                                                                      334,387
                                                                 ------------
BUILDING PRODUCTS (0.0%) (B)
Masco Corp.
  6.75%, due 3/15/06                                   100,000        105,477
                                                                 ------------
CAPITAL MARKETS (0.6%)
Bear Stearns Cos., Inc. (The)
  5.70%, due 1/15/07                                   250,000        263,954
Credit Suisse First Boston USA, Inc.
  4.625%, due 1/15/08                                  250,000        258,825

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CAPITAL MARKETS (CONTINUED)
Goldman Sachs Group, Inc. (The)
  5.70%, due 9/1/12                                 $  150,000   $    159,770
  6.125%, due 2/15/33                                  100,000        101,970
J.P. Morgan Chase & Co.
  5.75%, due 1/2/13                                    250,000        267,424
Lehman Brothers Holdings, Inc.
  7.00%, due 2/1/08                                    250,000        276,090
Merrill Lynch & Co., Inc.
  Series B
  4.00%, due 11/15/07                                  250,000        254,843
Morgan Stanley
  6.60%, due 4/1/12                                    250,000        281,763
                                                                 ------------
                                                                    1,864,639
                                                                 ------------
CHEMICALS (0.1%)
Dow Chemical Co. (The)
  5.75%, due 11/15/09                                  100,000        107,440
E.I. du Pont de Nemours & Co.
  6.875%, due 10/15/09                                 100,000        113,851
                                                                 ------------
                                                                      221,291
                                                                 ------------
COMMERCIAL BANKS (0.6%)
Bank of America Corp.
  3.875%, due 1/15/08                                  500,000        508,299
Bank One Corp., Series A
  6.00%, due 2/17/09                                   250,000        270,508
FleetBoston Financial Corp.
  3.85%, due 2/15/08                                   250,000        253,592
U.S. Bancorp, Series N
  3.95%, due 8/23/07                                   250,000        254,451
Wachovia Bank National Association
  4.85%, due 7/30/07                                   250,000        260,902
Wells Fargo Bank NA, San Francisco
  6.45%, due 2/1/11                                    250,000        281,620
                                                                 ------------
                                                                    1,829,372
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Cendant Corp.
  6.25%, due 1/15/08                                   100,000        107,917
Waste Management, Inc.
  7.375%, due 8/1/10                                   100,000        115,862
                                                                 ------------
                                                                      223,779
                                                                 ------------


+ Percentages indicated are based on Fund net assets.
v Among the Fund's 10 largest holdings, excluding short-term| investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (0.0%) (B)
Motorola, Inc.
  5.80%, due 10/15/08                               $  100,000   $    107,156
                                                                 ------------

COMPUTERS & PERIPHERALS (0.1%)
International Business Machines Corp.
  4.25%, due 9/15/09                                   250,000        256,511
                                                                 ------------

CONSUMER FINANCE (0.8%)
American General Finance Corp. Series H
  4.50%, due 11/15/07                                  250,000        257,619
Capital One Bank
  5.125%, due 2/15/14                                  100,000        100,447
Ford Motor Credit Co.
  6.50%, due 1/25/07                                   500,000        525,327
  7.375%, due 2/1/11                                   250,000        271,199
General Motors Acceptance Corp.
  6.125%, due 8/28/07                                  350,000        365,070
Household Finance Corp.
  5.75%, due 1/30/07                                   500,000        528,494
John Deere Capital Corp.
  3.90%, due 1/15/08                                   250,000        254,370
MBNA Corp.
  6.125%, due 3/1/13                                   100,000        108,215
SLM Corp.
  5.625%, due 8/1/33                                   100,000         98,448
                                                                 ------------
                                                                    2,509,189
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (0.6%)
Boeing Capital Corp.
  5.75%, due 2/15/07                                   250,000        264,674
CIT Group, Inc.
  5.50%, due 11/30/07                                  250,000        264,701
Citigroup, Inc.
  3.50%, due 2/1/08                                    500,000        502,210
  5.875%, due 2/22/33                                  250,000        253,265
National Rural Utilities Cooperative Finance Corp.
  5.75%, due 8/28/09                                   250,000        269,912
UFJ Finance Aruba AEC
  6.75%, due 7/15/13                                   100,000        111,467
Verizon Global Funding Corp.
  7.75%, due 12/1/30                                   100,000        122,687
                                                                 ------------
                                                                    1,788,916
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Ameritech Capital Funding
  6.55%, due 1/15/28                                $  100,000   $    104,516
BellSouth Corp.
  6.00%, due 10/15/11                                  250,000        274,051
GTE South, Inc., Series C
  6.00%, due 2/15/08                                   300,000        320,459
SBC Communications, Inc.
  5.75%, due 5/2/06                                    150,000        156,548
Sprint Capital Corp.
  6.125%, due 11/15/08                                 150,000        162,517
  8.75%, due 3/15/32                                   100,000        131,031
                                                                 ------------
                                                                    1,149,122
                                                                 ------------
ELECTRIC UTILITIES (0.3%)
American Electric Power Co., Inc.
  5.375%, due 3/15/10                                  100,000        105,903
Consumers Energy Co., Series B
  5.375%, due 4/15/13                                  100,000        103,538
Dominion Resources, Inc.
  Series B
  6.25%, due 6/30/12                                   100,000        109,670
DTE Energy Co., Series A
  6.65%, due 4/15/09                                   100,000        110,531
FirstEnergy Corp., Series A
  5.50%, due 11/15/06                                  100,000        104,053
Northern States Power Co.
  6.875%, due 8/1/09                                   100,000        112,700
Oncor Electric Delivery Co.
  7.00%, due 9/1/22                                    100,000        113,634
Peco Energy Co.
  3.50%, due 5/1/08                                    100,000        100,228
Progress Energy, Inc.
  7.10%, due 3/1/11                                    100,000        113,412
                                                                 ------------
                                                                      973,669
                                                                 ------------
FOOD & STAPLES RETAILING (0.2%)
Albertson's, Inc.
  7.50%, due 2/15/11                                   100,000        116,707
Kroger Co. (The)
  8.05%, due 2/1/10                                    100,000        117,844
Safeway, Inc.
  6.50%, due 3/1/11                                    100,000        110,471
Wal-Mart Stores, Inc.
  4.55%, due 5/1/13                                    150,000        152,162
  7.55%, due 2/15/30                                   100,000        128,790
                                                                 ------------
                                                                      625,974
                                                                 ------------
FOOD PRODUCTS (0.2%)
Archer-Daniels-Midland Co.
  8.125%, due 6/1/12                                   100,000        124,157
ConAgra Foods, Inc.
  6.75%, due 9/15/11                                   100,000        113,613

 170   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
FOOD PRODUCTS (CONTINUED)
General Mills, Inc.
  3.875%, due 11/30/07                              $  100,000   $    101,401
Kellogg Co., Series B
  6.00%, due 4/1/06                                    100,000        104,408
Kraft Foods, Inc.
  5.25%, due 6/1/07                                    100,000        104,748
Unilever Capital Corp.
  7.125%, due 11/1/10                                  100,000        116,423
                                                                 ------------
                                                                      664,750
                                                                 ------------
GAS UTILITIES (0.0%) (B)
Kinder Morgan Energy Partners, L.P.
  7.125%, due 3/15/12                                  100,000        115,019
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (0.0%) (B)
HCA, Inc.
  8.75%, due 9/1/10                                    100,000        115,308
                                                                 ------------

HOUSEHOLD PRODUCTS (0.0%) (B)
Procter & Gamble Co. (The)
  4.75%, due 6/15/07                                   100,000        104,325
                                                                 ------------
INSURANCE (0.1%)
Allstate Corp. (The)
  7.20%, due 12/1/09                                   100,000        115,356
Berkshire Hathaway, Inc.
  4.625%, due 10/15/13                                 100,000        100,401
                                                                 ------------
                                                                      215,757
                                                                 ------------
MACHINERY (0.0%) (B)
Caterpillar, Inc.
  7.25%, due 9/15/09                                   100,000        115,095
                                                                 ------------

MEDIA (0.5%)
Clear Channel Communications, Inc.
  4.25%, due 5/15/09                                   100,000         99,510
Comcast Cable Communications, Inc.
  6.75%, due 1/30/11                                   250,000        280,451
Cox Enterprises, Inc.
  7.875%, due 9/15/10 (c)                              100,000        112,364
Liberty Media Corp.
  7.875%, due 7/15/09                                  100,000        112,925
News America Holdings
  9.25%, due 2/1/13                                    100,000        129,410
Time Warner, Inc.
  7.625%, due 4/15/31                                  250,000        296,203

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
MEDIA (CONTINUED)
Viacom, Inc.
  7.70%, due 7/30/10                                $  100,000   $    117,475
Walt Disney Co., (The), Series B
  6.75%, due 3/30/06                                   100,000        105,345
                                                                 ------------
                                                                    1,253,683
                                                                 ------------
METALS & MINING (0.1%)
Alcoa, Inc.
  4.25%, due 8/15/07                                   250,000        257,055
                                                                 ------------

MULTILINE RETAIL (0.1%)
Federated Department Stores, Inc.
  7.00%, due 2/15/28                                   100,000        112,310
Target Corp.
  7.00%, due 7/15/31                                   100,000        120,742
                                                                 ------------
                                                                      233,052
                                                                 ------------
MULTILINE-UTILITIES & UNREGULATED POWER (0.1%)
Constellation Energy Group, Inc.
  6.35%, due 4/1/07                                    100,000        107,010
Duke Energy Corp.
  6.25%, due 1/15/12                                   100,000        109,693
Pacific Electric & Gas Co.
  4.80%, due 3/1/14                                    100,000        100,150
PSE&G Power LLC
  7.75%, due 4/15/11                                   100,000        116,744
                                                                 ------------
                                                                      433,597
                                                                 ------------
OIL & GAS (0.2%)
Amerada Hess Corp.
  7.30%, due 8/15/31                                   100,000        112,563
Anadarko Petroleum Corp.
  7.20%, due 3/15/29                                   100,000        117,696
Devon Financing Corp. ULC
  6.875%, due 9/30/11                                  100,000        114,503
Marathon Oil Corp.
  6.85%, due 3/1/08                                    100,000        110,327
Occidental Petroleum Corp.
  5.875%, due 1/15/07                                  100,000        105,797
Pemex Project Funding Master Trust
  7.375%, due 12/15/14                                 100,000        110,800
Valero Energy Corp.
  6.125%, due 4/15/07                                  100,000        106,803
                                                                 ------------
                                                                      778,489
                                                                 ------------
PAPER & FOREST PRODUCTS (0.1%)
International Paper Co.
  6.75%, due 9/1/11                                    100,000        112,399
Weyerhaeuser Co.
  6.75%, due 3/15/12                                   100,000        113,176
                                                                 ------------
                                                                      225,575
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
PHARMACEUTICALS (0.2%)
Bristol-Myers Squibb Co.
  5.75%, due 10/1/11                                $  250,000   $    269,824
Pharmacia Corp.
  6.60%, due 12/1/28                                   100,000        116,205
Wyeth
  5.50%, due 3/15/13                                   100,000        102,896
                                                                 ------------
                                                                      488,925
                                                                 ------------
REAL ESTATE (0.1%)
EOP Operating L.P.
  7.00%, due 7/15/11                                   100,000        113,342
Simon Property Group, L.P.
  6.375%, due 11/15/07                                 100,000        108,008
                                                                 ------------
                                                                      221,350
                                                                 ------------
ROAD & RAIL (0.1%)
Burlington Northern Santa Fe Corp.
  7.125%, due 12/15/10                                 100,000        115,029
CSX Corp.
  7.45%, due 5/1/07                                    100,000        109,431
Norfolk Southern Corp.
  6.75%, due 2/15/11                                   100,000        113,084
Union Pacific Corp.
  6.65%, due 1/15/11                                   100,000        112,219
                                                                 ------------
                                                                      449,763
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (0.4%)
Countrywide Home Loans, Inc.
  5.625%, due 5/15/07                                  100,000        105,382
General Electric Capital Corp.
  6.00%, due 6/15/12                                   500,000        548,977
  6.75%, due 3/15/32                                   250,000        291,555
Washington Mutual, Inc.
  7.50%, due 8/15/06                                   250,000        269,420
                                                                 ------------
                                                                    1,215,334
                                                                 ------------
TOBACCO (0.0%) (B)
Altria Group, Inc.
  7.20%, due 2/1/07                                    100,000        106,192
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
AT&T Wireless Services, Inc.
  7.875%, due 3/1/11                                   100,000        119,131
                                                                 ------------
Total Corporate Bonds (Cost $19,749,017)                           20,221,322
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FOREIGN BONDS (1.1%)
-----------------------------------------------------------------------------
BEVERAGES (0.0%) (B)
Diageo Capital PLC
  3.375%, due 3/20/08                               $  100,000   $     99,946
                                                                 ------------

CAPITAL MARKETS (0.1%)
Kreditanstalt fuer Wiederaufbau
  3.375%, due 1/23/08                                  250,000        252,539
                                                                 ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
British Telecommunications PLC
  8.875%, due 12/15/30                                 100,000        133,650
Deutsche Telekom
  International Finance BV
  8.50%, due 6/15/10                                   250,000        301,190
France Telecom S.A.
  7.95%, due 3/1/06                                    150,000        159,577
  9.25%, due 3/1/31                                    100,000        134,994
Koninklijke (Royal) KPN N.V.
  8.00%, due 10/1/10                                   100,000        119,674
Telecom Italia Capital
  6.375%, due 11/15/33                                 100,000        103,787
                                                                 ------------
                                                                      952,872
                                                                 ------------
FOREIGN GOVERNMENTS (0.6%)
Malaysian Government
  8.75%, due 6/1/09                                    100,000        120,110
Province of Ontario
  5.50%, due 10/1/08                                   250,000        268,688
Province of Quebec
  7.50%, due 9/15/29                                   150,000        195,670
Republic of Italy, Series DTC
  5.625%, due 6/15/12                                  500,000        546,725
Republic of South Africa
  6.50%, due 6/2/14                                    100,000        108,625
United Mexican States
  6.375%, due 1/16/13                                  500,000        531,250
                                                                 ------------
                                                                    1,771,068
                                                                 ------------
INSURANCE (0.0%) (B)
Axa
  8.60%, due 12/15/30                                  100,000        130,445
                                                                 ------------

OIL & GAS (0.1%)
Conoco Funding Co.
  6.35%, due 10/15/11                                  250,000        280,777
                                                                 ------------

 172   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FOREIGN BONDS (CONTINUED)
-----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
Vodafone Group PLC
  7.75%, due 2/15/10                                $  100,000   $    117,660
                                                                 ------------
Total Foreign Bonds (Cost $3,500,021)                               3,605,307
                                                                 ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (22.2%)
-----------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (1.9%)
  2.75%, due 3/14/08                                 1,000,000        986,592
V  2.875%, due 9/15/06 (j)                           3,000,000      3,008,586
  3.375%, due 9/14/07                                1,500,000      1,514,705
  5.25%, due 6/18/14                                   500,000        532,787
                                                                 ------------
                                                                    6,042,670
                                                                 ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.8%)
  2.75%, due 8/15/06                                 1,500,000      1,500,602
  3.625%, due 9/15/08                                1,000,000      1,010,829
  4.875%, due 11/15/13                               1,000,000      1,033,923
  5.50%, due 9/15/11                                 1,000,000      1,085,284
  6.25%, due 7/15/32                                 1,000,000      1,146,199
                                                                 ------------
                                                                    5,776,837
                                                                 ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (3.7%)
  4.00%, due 12/15/19 TBA (e)                        1,000,000        980,000
  4.50%, due 7/1/18-8/1/33                           1,376,238      1,367,210
  5.00%, due 12/1/18-8/1/34                          2,352,344      2,359,997
  5.50%, due 12/1/17-10/1/33                         1,033,440      1,065,959
  5.50%, due 11/15/33 TBA (e)                        2,000,000      2,036,876
  6.00%, due 5/1/16-1/1/28                             693,825        727,688
  6.00%, due 12/15/34 TBA (e)                          500,000        516,250
  6.50%, due 11/1/16-6/1/32                          1,471,417      1,550,974
  7.00%, due 3/1/26-7/1/32                             371,297        394,823
  7.50%, due 7/1/11-5/1/32                             389,863        417,666
  7.75%, due 10/1/07                                    40,353         42,132
  8.00%, due 10/1/11-11/1/11                            66,624         70,910
                                                                 ------------
                                                                   11,530,485
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (5.8%)
  4.50%, due 5/1/18-11/1/18                          2,258,607      2,270,589
  5.00%, due 10/1/17-5/1/34                          5,331,942      5,367,333
  5.00%, due 11/15/19 TBA (e)                          500,000        510,156
  5.50%, due 6/1/33-10/1/34                          5,286,518      5,392,497

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.00%, due 4/1/19-12/15/33                        $1,956,629   $  2,032,903
  6.00%, due 12/15/33 TBA (e)                        1,000,000      1,033,750
  6.50%, due 7/1/29-8/1/32                             644,101        678,740
  7.00%, due 5/1/26-7/1/30                             240,191        255,438
  7.50%, due 7/1/11-10/1/15                            242,026        257,245
  8.00%, due 7/1/09-11/1/11                            121,394        129,454
  8.50%, due 8/1/26-10/1/26                             16,375         18,037
  9.00%, due 6/1/26-9/1/26                              25,876         28,850
                                                                 ------------
                                                                   17,974,992
                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (1.3%)
  5.00%, due 8/15/33                                   431,982        434,483
  5.50%, due 8/15/33                                   822,222        842,972
  5.50%, due 11/15/34 TBA (e)                          500,000        511,406
  6.00%, due 1/15/33-11/15/33                          886,320        923,407
  6.50%, due 4/15/29-7/15/32                           499,013        528,610
  7.00%, due 7/15/11-6/15/28                           563,202        602,135
  7.50%, due 3/15/26-10/15/30                          181,595        195,734
  8.00%, due 8/15/26-10/15/26                           52,573         57,557
  8.50%, due 11/15/26                                   27,872         30,575
  9.00%, due 11/15/26                                    6,271          7,028
                                                                 ------------
                                                                    4,133,907
                                                                 ------------
UNITED STATES TREASURY BONDS (1.6%)
  5.25%, due 2/15/29 (j)                             2,650,000      2,796,267
  6.25%, due 8/15/23 (j)                             1,800,000      2,126,250
                                                                 ------------
                                                                    4,922,517
                                                                 ------------
UNITED STATES TREASURY NOTES (6.1%)
  1.625%, due 2/28/06 (j)                            2,000,000      1,981,484
V  1.875%, due 11/30/05 (j)                          4,000,000      3,983,752
  3.125%, due 5/15/07 (j)                            1,000,000      1,010,156
  3.875%, due 5/15/09 (j)                            1,000,000      1,028,125
V  4.00%, due 6/15/09-2/15/14 (j)                    6,750,000      6,815,419
  4.25%, due 8/15/14                                   500,000        508,828
V  4.625%, due 5/15/06                               3,000,000      3,100,899
  4.75%, due 5/15/14                                   650,000        687,274
                                                                 ------------
                                                                   19,115,937
                                                                 ------------
Total U.S. Government &
  Federal Agencies
  (Cost $68,119,817)                                               69,497,345(g)
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
YANKEE BONDS (0.1%) (D)
-----------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (0.0%) (B)
Tyco International Group S.A.
  6.125%, due 1/15/09                               $  100,000   $    109,103
                                                                 ------------

OIL & GAS (0.1%)
Burlington Resources, Inc.
  6.50%, due 12/1/11                                   100,000        113,346
Norsk Hydro ASA
  7.25%, due 9/23/27                                   100,000        120,180
                                                                 ------------
                                                                      233,526
                                                                 ------------
Total Yankee Bonds
  (Cost $319,432)                                                     342,629
                                                                 ------------
Total Long-Term Bonds
  (Cost $92,694,834)                                               94,667,138
                                                                 ------------

                                                        SHARES
COMMON STOCKS (60.9%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.2%)
AAR Corp.                                                  582          6,838
Applied Signal Technology, Inc.                            195          5,907
Armor Holdings, Inc. (a)                                   549         20,324
Boeing Co. (The)                                        33,732      1,683,227
Cubic Corp.                                                488         10,736
Curtiss-Wright Corp.                                       353         19,701
DRS Technologies, Inc. (a)                                 439         15,901
EDO Corp.                                                  360         10,073
Engineered Support Systems, Inc.                           441         21,186
Esterline Technologies Corp. (a)                           383         12,103
GenCorp, Inc.                                              799         11,106
General Dynamics Corp.                                   1,587        162,064
Honeywell International, Inc.                            7,789        262,333
InVision Technologies, Inc. (a)                            289         13,346
Kaman Corp. Class A                                        413          4,543
L-3 Communications Holdings, Inc.                        3,732        246,051
Mercury Computer Systems, Inc. (a)                         386          9,748
Moog, Inc. Class A (a)                                     441         16,551
Northrop Grumman Corp.                                   7,839        405,668
Precision Castparts Corp.                                3,093        185,580
Raytheon Co.                                            21,278        776,221
Teledyne Technologies, Inc. (a)                            540         13,808
Triumph Group, Inc. (a)                                    290          9,964
                                                                 ------------
                                                                    3,922,979
                                                                 ------------
AIR FREIGHT & LOGISTICS (0.7%)
C.H. Robinson Worldwide, Inc.                              675         36,409
CNF, Inc.                                                4,576        200,337


                                                        SHARES          VALUE
AIR FREIGHT & LOGISTICS (CONTINUED)
EGL, Inc. (a)                                              744   $     23,793
Expeditors International of Washington, Inc.             1,626         92,845
FedEx Corp.                                              6,799        619,525
Forward Air Corp. (a)                                      358         14,739
J.B. Hunt Transport Services, Inc.                       9,015        368,353
Ryder System, Inc.                                       3,072        153,907
United Parcel Service, Inc. Class B                      6,928        548,559
                                                                 ------------
                                                                    2,058,467
                                                                 ------------
AIRLINES (0.0%) (B)
AirTran Holdings, Inc.                                   2,098         24,379
Alaska Air Group, Inc. (a)                               2,220         58,475
Delta Air Lines, Inc.                                    1,051          5,728
FLYi, Inc.                                                 828          1,159
Frontier Airlines, Inc. (a)                                607          5,074
Mesa Air Group, Inc. (a)                                   576          3,306
SkyWest, Inc.                                              970         16,568
                                                                 ------------
                                                                      114,689
                                                                 ------------
AUTO COMPONENTS (0.3%)
Bandag, Inc.                                               961         44,206
BorgWarner, Inc.                                         3,689        171,096
Cooper Tire & Rubber Co.                                 2,939         57,252
Dana Corp.                                               7,082        105,593
Delphi Corp.                                            12,322        103,628
Gentex Corp.                                             3,364        111,046
Goodyear Tire & Rubber Co. (The)                         1,359         13,699
Johnson Controls, Inc.                                   3,976        228,023
Lear Corp. (a)                                           1,855        100,021
Midas, Inc.                                                270          5,111
Modine Manufacturing Co.                                   725         22,265
Standard Motor Products, Inc.                              303          4,618
Tower Automotive, Inc. (a)                                 829          1,235
Visteon Corp.                                            6,183         43,961
                                                                 ------------
                                                                    1,011,754
                                                                 ------------
AUTOMOBILES (0.4%)
Coachmen Industries, Inc.                                  271          3,921
Ford Motor Co.                                          87,017      1,133,832
General Motors Corp.                                     4,483        172,820
Monaco Coach Corp. (a)                                     531          9,425
Winnebago Industries, Inc.                                 576         18,086
                                                                 ------------
                                                                    1,338,084
                                                                 ------------
BEVERAGES (0.7%)
Adolph Coors Co. Class B                                 1,744        116,325
Brown-Forman Corp. Class B                                 969         43,508
Coca-Cola Co. (The)                                     13,951        567,248
Coca-Cola Enterprises, Inc.                             21,084        440,866
Constellation Brands, Inc. Class A                         831         32,600
Pepsi Bottling Group, Inc. (The)                        12,174        341,359

 174   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
BEVERAGES (CONTINUED)
PepsiAmericas, Inc.                                     11,243   $    227,671
PepsiCo, Inc.                                            5,750        285,085
                                                                 ------------
                                                                    2,054,662
                                                                 ------------
BIOTECHNOLOGY (0.6%)
Amgen, Inc. (a)                                          2,401        136,377
ArQule, Inc. (a)                                           563          2,534
Biogen Idec, Inc. (a)                                   16,015        931,432
Cephalon, Inc.                                           3,497        166,702
Charles River Laboratories International, Inc.           4,443        207,888
Enzo Biochem, Inc. (a)                                     573         10,142
Gilead Sciences, Inc. (a)                                5,126        177,513
IDEXX Laboratories, Inc. (a)                               570         28,409
Millennium Pharmaceuticals, Inc. (a)                     5,578         72,403
Protein Design Labs, Inc. (a)                            2,755         52,758
Regeneron Pharmaceuticals, Inc. (a)                        952          6,921
Savient Pharmaceuticals, Inc. (a)                        1,087          2,141
Techne Corp. (a)                                           699         25,178
                                                                 ------------
                                                                    1,820,398
                                                                 ------------
BUILDING PRODUCTS (0.2%)
Apogee Enterprises, Inc.                                   502          6,431
ElkCorp                                                    357         10,049
Griffon Corp. (a)                                          488         10,858
Lennox International, Inc.                                 987         14,272
Masco Corp.                                             17,965        615,481
Simpson Manufacturing Co., Inc. (a)                        397         25,519
Universal Forest Products, Inc.                            324         11,883
                                                                 ------------
                                                                      694,493
                                                                 ------------
CAPITAL MARKETS (1.2%)
A.G. Edwards, Inc.                                       3,416        123,864
Bank of New York Co., Inc. (The)                        36,910      1,198,099
E*TRADE Financial Corp. (a)                             14,712        189,785
Federated Investors, Inc. Class B                          850         24,641
Investment Technology Group, Inc. (a)                      697         10,734
Janus Capital Group, Inc.                                5,757         87,794
LaBranche & Co., Inc.                                    3,947         27,984
Legg Mason, Inc.                                           798         50,841
Merrill Lynch & Co., Inc.                               14,612        788,171
Raymond James Financial, Inc.                            3,357         87,618
S&P 500 Index-SPDR Trust, Series 1 (h)                   8,609        974,539


                                                        SHARES          VALUE
CAPITAL MARKETS (CONTINUED)
S&P MidCap 400 Index-MidCap SPDR Trust, Series 1
  (h)                                                      341   $     37,578
SWS Group, Inc.                                            310          5,952
                                                                 ------------
                                                                    3,607,600
                                                                 ------------
CHEMICALS (1.0%)
Arch Chemicals, Inc.                                       410         11,624
Cabot Corp.                                              5,949        202,742
Cambrex Corp.                                              470         10,514
Crompton Corp.                                           3,260         30,318
Cytec Industries, Inc.                                   2,288        106,415
Dow Chemical Co. (The)                                  20,430        918,124
E.I. Du Pont de Nemours & Co.                            4,944        211,949
Eastman Chemical Co.                                     3,687        175,022
Engelhard Corp.                                          2,131         60,307
Ferro Corp.                                                888         18,710
FMC Corp. (a)                                            4,014        176,014
Georgia Gulf Corp.                                         556         25,170
H.B. Fuller Co.                                            476         12,804
Headwaters, Inc. (a)                                       561         17,672
Lyondell Chemical Co.                                    1,417         32,563
MacDermid, Inc.                                            516         16,285
Material Sciences Corp. (a)                                253          3,292
Monsanto Co.                                            12,640        540,360
Mosaic Co. (The)                                         5,027         75,606
OM Group, Inc.                                             477         15,736
Omnova Solutions, Inc.                                     714          3,741
Penford Corp.                                              153          2,390
PolyOne Corp.                                            1,525         11,544
PPG Industries, Inc.                                     2,351        149,876
Praxair, Inc.                                            2,581        108,918
Quaker Chemical Corp.                                      169          3,816
Rohm & Haas Co.                                            296         12,547
Schulman (A.), Inc.                                        539         10,699
Scotts Co. (The) Class A                                   698         44,826
Wellman, Inc.                                              570          4,207
                                                                 ------------
                                                                    3,013,791
                                                                 ------------
COMMERCIAL BANKS (3.6%)
Associated Banc-Corp.                                    4,459        154,683
Bank of America Corp.                                   61,356      2,748,135
Bank of Hawaii Corp.                                     1,157         55,247
Banknorth Group, Inc.                                      781         27,546
BB&T Corp.                                              10,162        417,760
Boston Private Financial Holdings, Inc.                    455         11,166
Chittenden Corp.                                           777         22,005
Colonial BancGroup, Inc. (The)                           5,620        121,673
Commerce Bancorp, Inc.                                   1,282         75,946
Community Bank System, Inc.                                514         14,191
Community First Bankshares, Inc.                           639         20,589
East West Bancorp, Inc.                                    837         33,513

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
Fifth Third Bancorp                                      4,044   $    198,924
First BanCorp                                              682         37,189
First Horizon National Corp.                             3,598        155,721
First Midwest Bancorp, Inc.                                793         27,684
First National Bankshares of Florida                    21,059        519,947
First Republic Bank                                        266         12,821
Gold Banc Corp., Inc.                                      672          9,778
Greater Bay Bancorp                                      1,138         35,557
Hiberia Corp. Class A                                    9,224        267,496
Hudson United Bancorp                                      763         30,367
Huntington Bancshares, Inc.                              1,780         42,631
Irwin Financial Corp.                                      471         11,742
M&T Bank Corp.                                              85          8,755
Nara Bancorp, Inc.                                         390          7,453
National City Corp.                                     39,610      1,543,602
North Fork Bancorp., Inc.                                5,496        242,374
PrivateBancorp, Inc.                                       354         11,452
Provident Bankshares Corp.                                 549         19,067
Regions Financial Corp.                                  6,628        232,510
Republic Bancorp, Inc.                                   1,066         17,813
Riggs National Corp.                                       522         11,019
Silicon Valley Bancshares (a)                              742         29,687
South Financial Group, Inc. (The)                        1,198         35,964
Southwest Bancorp. of Texas, Inc.                        1,164         27,284
Sterling Bancshares, Inc.                                  807         11,435
Sun Trust Banks, Inc.                                    7,292        513,211
Susquehanna Bancshares, Inc.                               776         19,299
TCF Financial Corp.                                      9,633        303,632
TrustCo Bank Corp. of NY                                 1,270         17,005
U.S. Bancorp                                            24,167        691,418
UCBH Holdings, Inc.                                        767         33,050
Umpqua Holdings Corp.                                      745         18,536
United Bankshares, Inc.                                    733         26,879
Unizan Financial Corp.                                   1,650         43,857
Wells Fargo & Co.                                       35,244      2,104,772
Whitney Holding Corp.                                      688         30,004
Wilmington Trust Corp.                                   1,988         68,705
Wintrust Financial Corp.                                   341         19,437
                                                                 ------------
                                                                   11,140,531
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
ABM Industries, Inc.                                       828         17,181
Administaff, Inc. (a)                                      487          5,576
Allied Waste Industries, Inc. (a)                       15,149        123,616
Angelica Corp.                                             158          3,792
Apollo Group, Inc. Class A                                  73          4,818
Arbitron, Inc. (a)                                         509         18,411
Bowne & Co., Inc.                                          616          7,657
Brady Corp. Class A                                        396         21,475


                                                        SHARES          VALUE
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Brink's Co. (The)                                        6,231   $    200,015
Career Education Corp. (a)                               3,640        114,187
CDI Corp.                                                  355          5,857
Cendant Corp. (a)                                       48,935      1,007,572
Central Parking Corp.                                      660          8,943
Chemed Corp.                                               204         12,332
Coinstar, Inc. (a)                                         393         10,151
Consolidated Graphics, Inc. (a)                            245         10,461
Copart, Inc. (a)                                         5,256         97,656
CPI Corp.                                                  145          1,783
G&K Services, Inc. Class A                                 347         13,634
H&R Block, Inc.                                          2,753        130,905
Heidrick & Struggles International, Inc. (a)               334          9,564
Imagistics International, Inc. (a)                         276          9,500
Insurance Auto Auctions, Inc. (a)                          206          3,957
Ionics, Inc. (a)                                           385         10,973
ITT Educational Services, Inc. (a)                       1,946         73,967
John H. Harland Co.                                        473         15,245
Korn/Ferry International (a)                             3,055         53,157
Labor Ready, Inc. (a)                                      735         10,547
Laureate Education, Inc.                                   951         37,298
MemberWorks, Inc. (a)                                      176          5,245
Mobile Mini, Inc. (a)                                      261          7,402
NCO Group, Inc. (a)                                        530         14,178
On Assignment, Inc. (a)                                    450          2,259
Pitney Bowes, Inc.                                       7,268        317,975
Pre-Paid Legal Services, Inc. (a)                          275          7,670
PRG-Schultz International, Inc.                          1,125          5,828
Republic Services, Inc.                                  3,847        118,488
School Specialty, Inc. (a)                                 377         15,427
Sotheby's Holdings, Inc. Class A (a)                     4,294         80,255
SOURCECORP, Inc. (a)                                       295          4,950
Spherion Corp. (a)                                       1,089          7,830
Standard Register Co. (The)                                517          5,491
Tetra Tech, Inc. (a)                                       912         11,984
United Rentals, Inc. (a)                                 8,530        131,788
United Stationers, Inc.                                    567         25,231
Viad Corp.                                                 377          8,117
Volt Information Sciences, Inc. (a)                        278          8,076
Waste Connections, Inc. (a)                                822         25,909
Waste Management, Inc.                                   9,251        263,468
Watson Wyatt & Co. Holdings (a)                            542         14,390
                                                                 ------------
                                                                    3,122,191
                                                                 ------------
COMMUNICATIONS EQUIPMENT (2.4%)
3Com Corp. (a)                                           7,766         32,151
Adaptec, Inc. (a)                                        1,826         14,243
Advanced Fibre Communications, Inc.                      2,577         40,253

 176   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
Audiovox Corp. Class A (a)                                 419   $      6,034
Bel Fuse, Inc. Class B                                     201          6,744
Belden CDT, Inc.                                           780         17,339
Black Box Corp.                                            301         11,823
Brooktrout, Inc.                                           220          2,031
C-COR Corp.                                                665          5,001
Cisco Systems, Inc.                                    124,173      2,385,363
CommScope, Inc. (a)                                      5,502         99,091
Corning, Inc.                                           11,892        136,163
Digi International, Inc.                                   361          4,942
Harmonic, Inc.                                           1,242         10,333
Harris Corp.                                             7,265        447,016
Inter-Tel, Inc.                                            457         12,339
Lucent Technologies, Inc.                               44,802        159,047
Motorola, Inc.                                          95,685      1,651,523
Network Equipment Technology, Inc.                         411          3,506
PC-Tel, Inc. (a)                                           363          2,799
Plantronics, Inc.                                        2,652        115,362
QUALCOMM, Inc.                                          53,056      2,218,271
SCM Microsystems, Inc. (a)                                 271          1,000
Symmertricom, Inc. (a)                                     770          6,537
Tollgrade Communications, Inc. (a)                         243          2,311
ViaSat, Inc. (a)                                           479          9,048
                                                                 ------------
                                                                    7,400,270
                                                                 ------------
COMPUTERS & PERIPHERALS (2.0%)
Apple Computer, Inc.                                     8,878        466,361
Avid Technology, Inc. (a)                                  559         29,616
Dell, Inc. (a)                                           9,285        325,532
Hewlett-Packard Co.                                     75,283      1,404,781
Hutchinson Technology, Inc. (a)                            434         14,587
VInternational Business Machines Corp.                  37,689      3,382,588
Lexmark International, Inc. (a)                            128         10,638
NCR Corp. (a)                                            3,032        170,853
Pinnacle Systems, Inc. (a)                               1,154          5,378
SBS Technologies, Inc. (a)                                 261          3,479
Storage Technology Corp. (a)                            12,460        336,669
Sun Microsystems, Inc. (a)                              36,038        163,252
Synaptics, Inc.                                            400         12,656
                                                                 ------------
                                                                    6,326,390
                                                                 ------------
CONSTRUCTION & ENGINEERING (0.0%) (B)
EMCOR Group, Inc. (a)                                      274         10,842
Insituform Technologies, Inc. Class A (a)                  483          9,573
Quanta Services, Inc. (a)                                7,686         51,650


                                                        SHARES          VALUE
CONSTRUCTION & ENGINEERING (CONTINUED)
Shaw Group, Inc. (The) (a)                               1,010   $     12,312
URS Corp. (a)                                              684         18,878
                                                                 ------------
                                                                      103,255
                                                                 ------------
CONSTRUCTION MATERIALS (0.1%)
AMCOL International Corp.                                  502          8,830
Florida Rock Industries, Inc.                              733         37,859
Martin Marietta Materials, Inc.                          1,450         66,019
Texas Industries, Inc.                                     356         18,131
Vulcan Materials Co.                                     2,433        121,115
                                                                 ------------
                                                                      251,954
                                                                 ------------
CONSUMER FINANCE (0.4%)
AmeriCredit Corp. (a)                                   17,308        335,775
Capital One Financial Corp.                             11,345        836,807
Cash America International, Inc.                           472         11,942
Providian Financial Corp.                               13,812        214,777
Rewards Network, Inc. (a)                                  415          2,295
World Acceptance Corp.                                     300          7,020
                                                                 ------------
                                                                    1,408,616
                                                                 ------------
CONTAINERS & PACKAGING (0.3%)
Aptargroup, Inc.                                           618         28,997
Ball Corp.                                               5,343        212,919
Bemis Co., Inc.                                          1,485         39,308
Caraustar Industries, Inc.                                 510          7,584
Chesapeake Corp.                                           328          7,613
Longview Fibre Co.                                       5,307         81,728
Myers Industries, Inc.                                     605          6,431
Pactiv Corp. (a)                                         3,654         86,563
Rock-Tenn Co.                                              637          9,905
Sealed Air Corp. (a)                                     2,688        133,163
Sonoco Products Co.                                      3,586         95,567
Temple-Inland, Inc.                                      2,619        154,835
                                                                 ------------
                                                                      864,613
                                                                 ------------
DISTRIBUTORS (0.0%) (B)
ADESA Corp.                                              1,873         37,741
Advanced Marketing Services, Inc.                          341          3,581
Genuine Parts Co.                                        1,987         79,261
                                                                 ------------
                                                                      120,583
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (1.3%)
CIT Group, Inc.                                          1,704         68,842
Citigroup, Inc. (f)                                     56,339      2,499,761
Financial Federal Corp.                                    291         10,857
GATX Corp.                                               5,490        149,767
JPMorgan Chase & Co.                                    21,327        823,222
Piper Jaffray Cos., Inc. (a)                               324         14,169
Principal Financial Group, Inc.                         10,003        377,713
                                                                 ------------
                                                                    3,944,331
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.6%)
ALLTEL Corp.                                             5,624   $    308,926
AT&T Corp.                                              30,731        525,807
BellSouth Corp.                                         35,836        955,746
CenturyTel, Inc.                                         4,347        139,495
Cincinnati Bell, Inc.                                   21,596         73,642
Citizens Communications Co.                              7,774        104,172
Commonwealth Telephone Enterprises, Inc.                   371         16,929
General Communication, Inc. Class A (a)                  1,023          9,371
Qwest Communications International, Inc.                73,862        252,608
SBC Communications, Inc.                                67,868      1,714,346
Sprint Corp. (FON Group)                                68,134      1,427,407
Verizon Communications, Inc.                            69,790      2,728,789
                                                                 ------------
                                                                    8,257,238
                                                                 ------------
ELECTRIC UTILITIES (1.6%)
Allegheny Energy, Inc.                                   6,114        111,947
Alliant Energy Corp.                                     6,495        171,338
American Electric Power Co., Inc.                       15,561        512,424
CenterPoint Energy, Inc.                                14,531        152,721
Central Vermont Public Service Corp.                       213          4,682
CH Energy Group, Inc.                                      262         11,693
Cleco Corp.                                                784         14,284
DPL, Inc.                                                6,389        138,002
Duquesne Light Holdings, Inc.                            7,911        135,753
Edison International                                    15,511        473,085
El Paso Electric Co. (a)                                   801         13,337
Entergy Corp.                                              788         51,504
Exelon Corp.                                            10,579        419,140
FirstEnergy Corp.                                        5,794        239,466
FPL Group, Inc.                                          2,905        200,154
Great Plains Energy, Inc.                                2,089         59,516
Green Mountain Power Corp.                                 119          3,082
IDACORP, Inc.                                            3,950        122,371
Northeast Utilities                                     14,324        276,883
OGE Energy Corp.                                         1,679         42,596
Pinnacle West Capital Corp.                              3,135        133,614
PNM Resources, Inc.                                      5,736        133,534
PPL Corp.                                                7,131        370,812
Progress Energy, Inc.                                    1,930         79,709
Puget Energy, Inc.                                       2,189         50,916
TXU Corp.                                               14,621        895,098
UIL Holdings Corp.                                         242         12,265
UniSource Energy Corp.                                     570         14,016
Xcel Energy, Inc.                                        9,309        159,184
                                                                 ------------
                                                                    5,003,126
                                                                 ------------


                                                        SHARES          VALUE
ELECTRICAL EQUIPMENT (0.4%)
A.O. Smith Corp.                                           495   $     13,137
Acuity Brands, Inc.                                        709         18,810
AMETEK, Inc.                                             2,565         84,440
Baldor Electric Co.                                        548         12,840
C&D Technologies, Inc.                                     467          8,359
Emerson Electric Co.                                     6,782        434,387
Hubbell, Inc. Class A                                       70          2,967
Hubbell, Inc. Class B                                    5,157        235,778
Intermagnetics General Corp. (a)                           454         11,572
MagneTek, Inc. (a)                                         421          2,589
Regal-Beloit Corp.                                         407          9,524
Rockwell Automation, Inc.                                2,965        123,611
Roper Industries, Inc.                                     616         37,983
Thomas & Betts Corp. (a)                                 5,257        148,983
Vicor Corp. (a)                                            764          7,098
Woodward Governor Co.                                      203         12,292
                                                                 ------------
                                                                    1,164,370
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Aeroflex, Inc.                                           1,205         13,375
Agilysys, Inc.                                             587         10,032
Anixter International, Inc. (a)                            608         23,493
Arrow Electronics, Inc. (a)                              1,799         43,104
Artesyn Technologies, Inc. (a)                             707          6,858
Avnet, Inc. (a)                                            391          6,631
BEI Technologies, Inc.                                     260          7,771
Bell Microproducts, Inc. (a)                               474          4,162
Benchmark Electronics, Inc. (a)                            681         23,134
Checkpoint Systems, Inc. (a)                               599         10,243
Cognex Corp.                                               735         18,816
Coherent, Inc. (a)                                         505         12,186
CTS Corp.                                                  632          8,349
Daktronics, Inc. (a)                                       300          7,404
Electro Scientific Industries, Inc. (a)                    509          8,633
FLIR Systems, Inc. (a)                                     562         29,904
Global Imaging Systems, Inc. (a)                           392         13,798
Itron, Inc. (a)                                            374          7,832
Jabil Circuit, Inc.                                      1,560         37,924
Keithley Instruments, Inc.                                 271          4,740
KEMET Corp. (a)                                          1,864         14,465
Littelfuse, Inc. (a)                                       371         12,102
Methode Electronics, Inc.                                  651          8,743
Park Electrochemical Corp.                                 361          7,585
Paxar Corp. (a)                                            660         14,553
PerkinElmer, Inc.                                        4,832         99,249
Photon Dynamics, Inc. (a)                                  295          5,398
Planar Systems, Inc. (a)                                   261          2,537
RadiSys Corp. (a)                                          326          4,329
Rogers Corp. (a)                                           295         12,661
Sanmina-SCI Corp. (a)                                    4,886         39,088

 178   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
ScanSource, Inc.                                           222   $     13,748
Tech Data Corp. (a)                                        454         18,337
Technitrol, Inc. (a)                                       679         11,081
Tektronix, Inc.                                            189          5,732
Thermo Electron Corp. (a)                                3,457        100,253
Trimble Navigation Ltd. (a)                                832         23,870
Varian, Inc. (a)                                         1,049         38,267
Veeco Instruments, Inc. (a)                                535         10,454
Vishay Intertechnology, Inc. (a)                         6,248         80,787
Waters Corp.                                             3,757        155,127
X-Rite, Inc.                                               367          4,837
                                                                 ------------
                                                                      981,592
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (0.3%)
Atwood Oceanics, Inc. (a)                                  253         12,131
BJ Services Co.                                          1,248         63,648
Cal Dive International, Inc. (a)                           643         22,769
CARBO Ceramics, Inc.                                       266         19,219
Dril-Quip, Inc. (a)                                        316          7,078
FMC Technologies, Inc. (a)                               2,051         62,002
Grant Prideco, Inc.                                      3,298         67,807
Hanover Compressor Co. (a)                               5,486         71,428
Hydril (a)                                                 383         16,848
Input/Output, Inc. (a)                                   1,231          8,605
Lone Star Technologies, Inc. (a)                           482         12,725
Maverick Tube Corp. (a)                                    716         18,881
National-Oilwell, Inc.                                   1,833         61,790
Oceaneering International, Inc. (a)                        442         15,713
Offshore Logistics, Inc. (a)                               380         13,741
SEACOR Holdings, Inc. (a)                                  312         14,854
Smith International, Inc.                                4,323        251,080
TETRA Technologies, Inc. (a)                               395         11,826
Transocean, Inc.                                         5,108        180,057
Unit Corp. (a)                                             770         28,559
Varco International, Inc.                                2,259         62,529
Veritas DGC, Inc. (a)                                      556         11,732
Weatherford International Ltd.                           1,865         97,465
W-H Energy Services, Inc. (a)                              498         10,134
                                                                 ------------
                                                                    1,142,621
                                                                 ------------
FOOD & STAPLES RETAILING (1.7%)
Albertson's, Inc.                                       14,553        331,954
BJ's Wholesale Club, Inc. (a)                            2,639         76,610
Casey's General Stores, Inc.                               842         14,988
Costco Wholesale Corp. (a)                              16,105        772,074
Great Atlantic & Pacific Tea Co., Inc. (The) (a)           704          4,576
Kroger Co. (The) (a)                                    35,241        532,491
Longs Drug Stores Corp.                                    600         14,820
Nash Finch Co.                                             214          6,604


                                                        SHARES          VALUE
FOOD & STAPLES RETAILING (CONTINUED)
Performance Food Group Co. (a)                             781   $     18,166
Ruddick Corp.                                            3,435         69,147
Safeway, Inc. (a)                                       21,212        386,907
SUPERVALU, Inc.                                          6,408        188,972
United Natural Foods, Inc. (a)                             656         17,837
Wal-Mart Stores, Inc. (a)(f)                            46,282      2,495,525
Whole Foods Market, Inc. (a)                             3,310        269,533
Winn-Dixie Stores, Inc.                                  3,351         11,527
                                                                 ------------
                                                                    5,211,731
                                                                 ------------
FOOD PRODUCTS (0.8%)
American Italian Pasta Co. Class A (a)                     327          6,638
Archer-Daniels-Midland Co.                               5,029         97,412
ConAgra Foods, Inc.                                      8,385        221,364
Corn Products International, Inc.                          615         30,258
Delta and Pine Land Co.                                    650         17,108
Flowers Foods, Inc.                                        738         18,716
H.J. Heinz Co.                                           2,743         99,708
Hain Celestial Group, Inc. (a)                             622         10,064
Hershey Foods Corp.                                      2,015        102,140
Hormel Foods Corp.                                       4,548        127,844
J&J Snack Foods Corp. (a)                                  159          7,033
Kellogg Co.                                              6,231        267,933
Lance, Inc.                                                532          8,980
Ralcorp Holdings, Inc. (a)                                 492         18,081
Sanderson Farms, Inc.                                      334         10,852
Sara Lee Corp.                                          37,554        874,257
Sensient Technologies Corp.                                366          7,950
Smithfield Foods, Inc. (a)                               5,523        133,822
Tyson Foods, Inc. Class A                               30,955        448,847
                                                                 ------------
                                                                    2,509,007
                                                                 ------------
GAS UTILITIES (0.3%)
AGL Resources, Inc.                                      1,364         42,557
Atmos Energy Corp.                                       1,039         26,817
Cascade Natural Gas Corp.                                  199          4,032
Keyspan Corp.                                            3,836        153,248
Kinder Morgan, Inc.                                      2,884        185,643
Laclede Group, Inc. (The)                                  349         10,522
New Jersey Resources Corp.                                 459         18,869
Nicor, Inc.                                              1,974         74,064
NiSource, Inc.                                           6,303        135,199
Northwest Natural Gas Co.                                  470         14,899
NUI Corp.                                                  293          3,944
Piedmont Natural Gas Co., Inc.                             634         28,866
Sempra Energy                                            7,144        239,610
Southern Union Co. (a)                                   1,363         29,945
Southwest Gas Corp.                                        618         15,098
Southwestern Energy Co. (a)                                607         27,886

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
GAS UTILITIES (CONTINUED)
UGI Corp.                                                  860   $     33,222
WGL Holdings, Inc.                                         387         11,010
                                                                 ------------
                                                                    1,055,431
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Advanced Medical Optics, Inc. (a)                          610         23,851
American Medical Systems Holdings, Inc. (a)                561         20,813
Analogic Corp.                                             245         10,424
Applera Corp.- Applied Biosystems Group (a)              5,602        106,886
ArthroCare Corp. (a)                                       377         11,615
Bausch & Lomb, Inc.                                      2,080        126,797
Baxter International, Inc.                               1,395         42,910
Beckman Coulter, Inc.                                    1,159         68,960
Becton, Dickinson & Co.                                 11,979        628,897
BioLase Technology, Inc. (a)                               406          2,769
Biomet, Inc.                                               970         45,280
Biosite, Inc. (a)                                          283         13,813
C.R. Bard, Inc.                                          2,825        160,460
CONMED Corp. (a)                                           530         14,877
Cooper Cos., Inc.                                          544         38,270
Cyberonics, Inc. (a)                                       400          7,508
Cytyc Corp. (a)                                          7,274        189,779
Datascope Corp.                                            270          8,764
DENTSPLY International, Inc.                             3,376        175,586
Diagnostic Products Corp.                                  491         21,678
DJ Orthopedics, Inc.                                       400          6,820
Fisher Scientific International, Inc.                    1,538         88,220
Haemonetics Corp. (a)                                      440         14,454
Hologic, Inc. (a)                                          362          7,269
ICU Medical, Inc. (a)                                      247          5,545
Immucor, Inc. (a)                                          496         15,302
Integra LifeSciences Holdings (a)                          488         15,655
Invacare Corp.                                             529         24,429
Kensey Nash Corp.                                          191          5,463
Mentor Corp. (a)                                           711         24,743
Merit Medical Systems, Inc. (a)                            439          4,544
Millipore Corp.                                            385         17,706
Osteotech, Inc. (a)                                        306          1,386
PolyMedica Corp.                                           454         15,890
Possis Medical, Inc. (a)                                   325          3,601
Resmed, Inc. (a)                                           570         26,790
Respironics, Inc. (a)                                      590         30,143
Sola International, Inc. (a)                               545         10,453
STERIS Corp.                                               548         11,360
Stryker Corp.                                            2,274         97,987
SurModics, Inc. (a)                                        319          8,565
Sybron Dental Specialties, Inc. (a)                        642         20,910
Theragenics Corp. (a)                                      535          1,969


                                                        SHARES          VALUE
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
Varian Medical Systems, Inc. (a)                         2,024   $     81,264
Viasys Healthcare, Inc. (a)                                549          9,382
VISX, Inc. (a)                                           1,034         17,247
Vital Signs, Inc.                                          236          8,171
Wilson Greatbatch Technologies, Inc. (a)                   387          6,560
Zimmer Holdings, Inc. (a)                                3,089        239,675
                                                                 ------------
                                                                    2,541,440
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (2.2%)
Accredo Health, Inc. (a)                                   816         18,792
Aetna, Inc.                                              7,268        690,460
Amedisys, Inc.                                             100          3,023
American Healthways, Inc. (a)                              560         16,901
AMERIGROUP Corp. (a)                                       422         25,320
AmerisourceBergen Corp.                                  5,331        293,418
AmSurg Corp. (a)                                           546         12,771
Anthem, Inc. (a)                                           315         25,326
Apria Healthcare Group, Inc. (a)                         4,356        119,180
Cardinal Health, Inc.                                   10,238        478,626
Caremark Rx, Inc. (a)                                   13,510        404,895
Centene Corp. (a)                                          350         16,601
Cerner Corp. (a)                                           603         27,225
CIGNA Corp.                                              6,641        421,438
Community Health Systems, Inc. (a)                       2,847         76,357
Covance, Inc. (a)                                        7,027        279,112
Coventry Health Care, Inc. (a)                           6,588        269,449
Cross Country Healthcare, Inc.                             588          8,720
Cryolife, Inc. (a)                                         472          3,252
Curative Health Services, Inc. (a)                         227          1,258
Dendrite International, Inc. (a)                           739         10,826
First Health Group Corp. (a)                             8,228        130,990
Gentiva Health Services, Inc.                              412          6,990
HCA, Inc.                                                3,834        140,823
Hooper Holmes, Inc.                                      1,184          6,216
LabOne, Inc.                                               300          9,000
LifePoint Hospitals, Inc. (a)                            1,913         62,019
Lincare Holdings, Inc. (a)                               8,313        305,586
Manor Care, Inc.                                         2,081         68,132
McKesson Corp.                                           4,742        126,422
Medco Health Solutions, Inc. (a)                         2,164         73,381
NDC Health Corp.                                           638         10,712
OCA, Inc.                                                  918          3,791
Odyssey Healthcare, Inc. (a)                               656          5,068
Owens & Minor, Inc.                                        668         17,495
PacifiCare Health Systems, Inc. (a)                      9,388        334,401
PAREXEL International Corp. (a)                            469          9,028
Pediatrix Medical Group, Inc. (a)                          412         23,175
Pharmaceutical Product Development, Inc. (a)               953         40,245

 180   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Priority Healthcare Corp. (a)                              726   $     13,112
Province Healthcare Co. (a)                                827         17,731
Quest Diagnostics, Inc.                                  1,633        142,953
RehabCare Group, Inc. (a)                                  294          6,750
Renal Care Group, Inc. (a)                               2,385         75,271
Sierra Health Services, Inc. (a)                           446         21,283
Sunrise Senior Living, Inc. (a)                            345         13,148
Tenet Healthcare Corp. (a)                              15,027        161,089
Triad Hospitals, Inc. (a)                                5,146        169,972
United Surgical Partners International, Inc. (a)           467         16,350
UnitedHealth Group, Inc.                                20,114      1,456,254
Universal Health Services, Inc. Class B (a)              2,573        106,934
WellPoint Health Networks, Inc. (a)                      1,059        103,422
                                                                 ------------
                                                                    6,880,693
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.5%)
Argosy Gaming Co. (a)                                      500         19,795
Aztar Corp. (a)                                            585         18,106
Bally Total Fitness Holding Corp. (a)                      621          2,484
Boyd Gaming Corp.                                        4,897        164,001
Brinker International, Inc. (a)                          7,550        243,865
Caesars Entertainment, Inc. (a)                         29,734        532,239
Carnival Corp.                                           9,990        505,094
CBRL Group, Inc.                                         1,802         65,340
CEC Entertainment, Inc. (a)                                610         23,192
Darden Restaurants, Inc.                                 2,579         63,185
GTECH Holdings Corp.                                     8,701        205,953
Harrah's Entertainment, Inc.                             1,757        102,820
Hilton Hotels Corp.                                      2,243         44,636
IHOP Corp.                                                 360         13,788
International Game Technology                            2,639         87,193
Jack In The Box, Inc. (a)                                  614         20,489
Krispy Kreme Doughnuts, Inc.                               472          5,003
Landry's Restaurants, Inc.                                 459         12,430
LoneStar Steakhouse & Saloon, Inc.                         379          9,138
Mandalay Resort Group                                    4,930        339,184
Marcus Corp. (The)                                         539         11,459
Marriott International, Inc. Class A                     1,818         99,063
McDonald's Corp.                                        32,000        932,800
Multimedia Games, Inc. (a)                                 500          6,600
O'Charley's, Inc. (a)                                      380          5,898
P.F. Chang's China Bistro, Inc. (a)                        434         22,065
Panera Bread Co. Class A (a)                               503         17,570
Papa John's International, Inc. (a)                        280          9,038
Pinnacle Entertainment, Inc. (a)                           603          8,864


                                                        SHARES          VALUE
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
RARE Hospitality International, Inc. (a)                   564   $     15,628
Ruby Tuesday, Inc.                                       1,420         35,074
Ryan's Restaurant Group, Inc. (a)                          693          9,695
Shuffle Master, Inc. (a)                                   391         16,457
Six Flags, Inc. (a)                                     10,370         52,265
Sonic Corp. (a)                                            988         26,903
Starbucks Corp.                                          3,083        163,029
Starwood Hotels & Resorts Worldwide, Inc.                8,231        392,866
Steak n Shake Co. (The) (a)                                494          8,141
Triarc Cos., Inc. Class B (a)                            1,050         12,001
WMS Industries, Inc. (a)                                   493         14,420
Yum! Brands, Inc. (a)                                    5,490        238,815
                                                                 ------------
                                                                    4,576,586
                                                                 ------------
HOUSEHOLD DURABLES (0.9%)
American Greetings Corp. Class A (a)                     7,601        201,046
Applica, Inc. (a)                                          423          1,717
Bassett Furniture Industries, Inc.                         207          3,830
Black & Decker Corp. (The)                               3,765        302,254
Blyth, Inc.                                                858         25,800
Centex Corp.                                               970         50,382
Champion Enterprises, Inc. (a)                           1,188         12,937
D.R. Horton, Inc.                                          405         12,150
Department 56, Inc. (a)                                    234          3,531
Enesco Group, Inc. (a)                                     251          1,629
Ethan Allen Interiors, Inc.                                634         24,149
Fedders Corp.                                              530          1,903
Fleetwood Enterprises, Inc. (a)                            950         11,961
Furniture Brands International, Inc.                     5,022        109,530
Harman International Industries, Inc.                    5,468        657,144
Interface, Inc. Class A (a)                                937          8,143
La-Z-Boy, Inc.                                             910         12,003
Lennar Corp.                                             5,452        245,231
Libbey, Inc.                                               248          4,501
M.D.C. Holdings, Inc.                                      551         42,289
Maytag Corp.                                             3,672         63,893
Meritage Corp.                                             216         19,159
National Presto Industries, Inc.                           122          4,906
Newell Rubbermaid, Inc.                                 13,030        280,927
NVR, Inc. (a)                                              106         66,462
Pulte Homes, Inc.                                          962         52,795
Russ Berrie & Co., Inc.                                    377          7,860
Skyline Corp.                                              153          6,132
Snap-on, Inc.                                              535         15,718
Standard Pacific Corp.                                     559         31,388
Stanley Works (The)                                      3,226        143,622
Toll Brothers, Inc. (a)                                    367         17,010

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HOUSEHOLD DURABLES (CONTINUED)
Toro Co. (The)                                             380   $     25,935
Tupperware Corp.                                         2,187         36,501
Whirlpool Corp.                                          3,239        190,291
                                                                 ------------
                                                                    2,694,729
                                                                 ------------
HOUSEHOLD PRODUCTS (0.8%)
Colgate-Palmolive Co.                                      212          9,460
Energizer Holdings, Inc.                                 5,910        274,401
Kimberly-Clark Corp.                                    18,178      1,084,681
Procter & Gamble Co. (The)                              20,212      1,034,450
Rayovac Corp.                                              600         14,946
WD-40 Co.                                                  304          8,593
                                                                 ------------
                                                                    2,426,531
                                                                 ------------
INDUSTRIAL CONGLOMERATES (2.3%)
3M Co.                                                     769         59,651
ALLETE, Inc.                                             1,121         38,092
VGeneral Electric Co. (f)                              155,217      5,296,004
Standex International Corp.                                219          5,736
Textron, Inc.                                            6,537        445,496
Tredegar Corp.                                             639         10,703
Tyco International Ltd.                                 42,037      1,309,453
                                                                 ------------
                                                                    7,165,135
                                                                 ------------
INSURANCE (4.8%)
ACE, Ltd.                                               13,427        511,032
AFLAC, Inc.                                             24,194        868,081
Allmerica Financial Corp. (a)                            1,984         59,718
Allstate Corp. (The)                                     5,314        255,550
Ambac Financial Group, Inc.                              2,136        166,736
American Financial Group, Inc.                           4,840        143,264
VAmerican International Group, Inc.                     49,975      3,033,982
AmerUs Group Co.                                         2,882        120,410
Aon Corp.                                               12,370        252,471
Brown & Brown, Inc.                                      3,472        144,991
Chubb Corp. (The)                                        7,549        544,509
Cincinnati Financial Corp.                               3,690        154,057
Delphi Financial Group, Inc. Class A                       519         21,211
Everest Re Group Ltd.                                    4,209        334,068
Fidelity National Financial, Inc.                        8,897        335,773
First American Corp.                                     6,587        205,449
Gallagher (Arthur J.) & Co.                              4,685        131,648
Hartford Financial Services Group, Inc. (The)           11,477        671,175
HCC Insurance Holdings, Inc.                             7,220        214,434
Hilb, Rogal and Hamilton Co.                               622         19,717
Horace Mann Educators Corp.                              3,175         53,975
LandAmerica Financial Group, Inc.                          302         14,783
Lincoln National Corp.                                   3,812        166,966
Loews Corp.                                              8,820        528,318


                                                        SHARES          VALUE
INSURANCE (CONTINUED)
Marsh & McLennan Cos., Inc.                              4,133   $    114,319
MetLife, Inc.                                           35,850      1,374,847
Ohio Casualty Corp. (a)                                  6,835        142,715
Old Republic International Corp.                         6,979        162,960
Philadelphia Consolidated Holding Corp.                    369         21,395
Presidential Life Corp.                                    536          8,565
ProAssurance Corp.                                         500         17,845
Progressive Corp. (The)                                  8,494        794,614
Protective Life Corp.                                    5,212        204,832
Prudential Financial, Inc. (a)                          14,534        675,395
RLI Corp.                                                  424         16,125
SAFECO Corp.                                             6,413        296,537
SCPIE Holdings, Inc.                                       237          2,050
Selective Insurance Group, Inc.                            463         18,094
St. Paul Travelers Cos., Inc. (The)                     30,433      1,033,505
StanCorp Financial Group, Inc.                           1,689        127,317
Stewart Information Services Corp. (a)                     301         12,768
Torchmark Corp.                                            894         48,294
UICI (a)                                                   779         23,043
Unitrin, Inc.                                            4,492        193,965
UnumProvident Corp.                                     14,061        192,073
W.R. Berkley Corp.                                       7,540        322,260
XL Capital Ltd. Class A                                  2,179        157,978
Zenith National Insurance Corp.                            343         14,087
                                                                 ------------
                                                                   14,927,901
                                                                 ------------
INTERNET & CATALOG RETAIL (0.1%)
eBay, Inc.                                               2,097        204,688
FindWhat.com                                               500         10,025
Insight Enterprises, Inc. (a)                              844         15,661
J. Jill Group, Inc. (a)                                    350          6,153
                                                                 ------------
                                                                      236,527
                                                                 ------------
INTERNET SOFTWARE & SERVICES (0.0%) (B)
Digital Insight                                            600          9,396
Internet Security Systems, Inc. (a)                        786         17,103
j2 Global Communications, Inc. (a)                         418         12,603
Netegrity, Inc. (a)                                        631          6,720
WebEx Communications, Inc. (a)                             764         16,808
Websense, Inc. (a)                                         401         16,269
Yahoo!, Inc. (a)                                         1,043         37,746
Zix Corp. (a)                                              497          2,684
                                                                 ------------
                                                                      119,329
                                                                 ------------
IT SERVICES (0.6%)
Acxiom Corp. (a)                                         9,603        240,075
Alliance Data System Corp.                               1,608         67,986
CACI International, Inc. Class A (a)                       493         30,058
Carreker Corp. (a)                                         421          3,802
Certegy, Inc.                                            1,396         49,348

 182   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
IT SERVICES (CONTINUED)
CheckFree Corp. (a)                                      5,716   $    177,196
CIBER, Inc. (a)                                          1,015          9,175
Cognizant Technology Solutions Corp. (a)                 5,260        178,840
Computer Sciences Corp.                                  5,995        297,772
CSG Systems International, Inc. (a)                      5,457         91,732
DST Systems, Inc. (a)                                    2,991        134,146
eFunds Corp. (a)                                           855         16,835
Electronic Data Systems Corp.                           13,125        279,169
First Data Corp.                                         1,686         69,598
Gartner, Inc. Class A (a)                                2,733         32,523
Global Payments, Inc.                                      636         34,827
Intrado, Inc. (a)                                          270          3,656
ManTech International Corp. Class A (a)                    572         12,367
MAXIMUS, Inc. (a)                                          382         10,383
Pegasus Solutions, Inc. (a)                                370          3,852
Sabre Holdings Corp.                                     3,280         70,553
StarTek, Inc.                                              260          7,189
Titan Corp. (The) (a)                                      587          8,711
Unisys Corp. (a)                                        15,820        168,008
                                                                 ------------
                                                                    1,997,801
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Action Performance Cos., Inc.                              327          3,025
Arctic Cat, Inc.                                           351          8,814
Brunswick Corp.                                          2,209        103,646
Eastman Kodak Co.                                        9,137        276,668
Hasbro, Inc.                                             6,626        117,214
JAKKS Pacific, Inc. (a)                                    449          7,076
K2, Inc. (a)                                               776         12,587
Meade Instruments Corp. (a)                                477          1,684
Nautilus Group, Inc. (The)                                 545         10,709
Polaris Industries, Inc.                                   710         42,139
SCP Pool Corp. (a)                                         891         26,008
Sturm, Ruger & Co., Inc.                                   492          4,339
                                                                 ------------
                                                                      613,909
                                                                 ------------
MACHINERY (0.9%)
Albany International Corp. Class A                         557         16,721
Astec Industries, Inc. (a)                                 352          5,100
Barnes Group, Inc.                                         412         10,712
Briggs & Stratton Corp.                                    426         30,591
CLARCOR, Inc.                                              432         21,298
Cummins, Inc.                                            2,059        144,295
CUNO, Inc. (a)                                             282         16,215
Deere & Co.                                              3,887        232,365
Dionex Corp. (a)                                           354         19,824
Eaton Corp.                                              3,557        227,470
Flowserve Corp. (a)                                      2,859         61,697


                                                        SHARES          VALUE
MACHINERY (CONTINUED)
Gardner Denver, Inc. (a)                                   294   $      8,814
Graco, Inc.                                              5,183        178,295
Harsco Corp.                                             2,239        108,480
IDEX Corp.                                                 840         30,996
JLG Industries, Inc.                                       786         13,110
Kaydon Corp.                                               470         13,912
Kennametal, Inc.                                           802         37,317
Lindsay Manufacturing Co.                                  205          4,834
Lydall, Inc. (a)                                           290          2,729
Manitowoc Co., Inc. (The)                                  445         15,709
Milacron, Inc.                                             814          2,238
Mueller Industries, Inc. (a)                               575         15,330
Nordson Corp.                                            2,322         81,316
Oshkosh Truck Corp.                                        596         35,104
PACCAR, Inc.                                             6,383        442,406
Parker-Hannifin Corp.                                      949         67,028
Pentair, Inc.                                            9,326        348,606
Reliance Steel & Aluminum Co.                              547         18,773
Robbins & Myers, Inc.                                      263          5,484
SPX Corp. (a)                                            8,140        312,169
Stewart & Stevenson Services, Inc.                         522          8,874
Tecumseh Products Co. Class A                            1,664         72,018
Thomas Industries, Inc.                                    315         10,647
Timken Co. (The)                                         1,505         36,120
Trinity Industries, Inc.                                   994         30,973
Valmont Industries, Inc.                                   434          9,440
Wabash National Corp. (a)                                  543         13,347
Watts Water Technologies, Inc. Class A                     543         14,085
Wolverine Tube, Inc. (a)                                   296          2,945
                                                                 ------------
                                                                    2,727,387
                                                                 ------------
MARINE (0.0%) (B)
Kirby Corp. (a)                                            409         17,178
                                                                 ------------

MEDIA (1.1%)
4Kids Entertainment, Inc.                                  236          4,316
Advo, Inc.                                                 511         16,342
Catalina Marketing Corp.                                 1,987         50,887
Clear Channel Communications, Inc.                         794         26,520
Comcast Corp. Class A (a)                                6,409        189,066
Information Holdings, Inc. (a)                             381         10,436
McGraw-Hill Cos., Inc. (The)                             1,370        118,163
Media General, Inc. Class A                                188         10,960
Reader's Digest Association, Inc. (The)                  6,606         93,012
Scholastic Corp.                                         1,463         44,358
Thomas Nelson, Inc.                                        257          5,690
Time Warner, Inc.                                       68,586      1,141,271

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
MEDIA (CONTINUED)
Viacom, Inc. Class B                                    11,202   $    408,761
Walt Disney Co. (The)                                   50,730      1,279,411
Washington Post Co. (The) Class B                          115        105,225
                                                                 ------------
                                                                    3,504,418
                                                                 ------------
METALS & MINING (0.5%)
Allegheny Technologies, Inc.                             2,263         38,041
Arch Coal, Inc.                                          4,754        154,600
Brush Engineered Materials, Inc. (a)                       296          4,618
Carpenter Technology Corp.                                 375         17,798
Castle (A.M.) & Co. (a)                                    266          2,995
Century Aluminum Co. (a)                                   502         11,616
Cleveland-Cliffs, Inc. (a)                                 189         13,778
Commercial Metals Co.                                      511         18,473
Commonwealth Industries, Inc.                              270          2,522
IMCO Recycling, Inc. (a)                                   260          3,047
Massey Energy Co.                                        1,283         34,551
Nucor Corp.                                              6,275        264,993
Peabody Energy Corp.                                     6,262        399,390
Phelps Dodge Corp. (a)                                   3,652        319,696
Quanex Corp.                                               294         14,906
RTI International Metals, Inc. (a)                         372          7,451
Ryerson Tull, Inc.                                         444          7,246
Steel Dynamics, Inc. (a)                                   826         27,423
Steel Technologies, Inc.                                   175          4,193
United States Steel Corp.                                5,368        197,113
                                                                 ------------
                                                                    1,544,450
                                                                 ------------
MULTILINE RETAIL (0.9%)
Dillard's, Inc. Class A                                  3,932         80,567
Dollar Tree Stores, Inc. (a)                             3,255         94,069
Federated Department Stores, Inc.                        8,540        430,843
Fred's, Inc.                                               656         11,500
J.C. Penney Co., Inc. Holding Co.                       13,430        464,544
May Department Stores Co. (The)                          9,194        239,595
Nordstrom, Inc.                                          3,251        140,378
Saks, Inc. (a)                                           6,172         75,422
Sears, Roebuck and Co.                                   3,494        122,290
Shopko Stores, Inc.                                        532          9,172
Target Corp.                                            24,386      1,219,788
                                                                 ------------
                                                                    2,888,168
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (0.7%)
AES Corp. (The) (a)                                     30,192        329,093
Avista Corp.                                               815         14,491
Duke Energy Corp.                                       29,739        729,498
Dynegy, Inc. Class A (a)                                13,394         66,032
El Paso Corp.                                            5,113         45,710
Energen Corp.                                              616         33,128


                                                        SHARES          VALUE
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
Energy East Corp.                                        2,818   $     71,014
Equitable Resources, Inc.                                1,251         69,180
MDU Resources Group, Inc.                                6,851        175,728
National Fuel Gas Co.                                    5,944        166,551
ONEOK, Inc.                                              3,889        104,303
Questar Corp.                                            5,156        247,488
Sierra Pacific Resources (a)                            13,108        125,837
Westar Energy, Inc.                                      3,399         71,209
                                                                 ------------
                                                                    2,249,262
                                                                 ------------
OFFICE ELECTRONICS (0.2%)
Gerber Scientific, Inc. (a)                                396          3,097
Xerox Corp. (a)                                         38,659        570,993
Zebra Technologies Corp. Class A                         1,294         68,569
                                                                 ------------
                                                                      642,659
                                                                 ------------
OIL & GAS (5.3%)
Amerada Hess Corp.                                       3,574        288,458
Anadarko Petroleum Corp.                                 6,454        435,322
Apache Corp.                                               415         21,041
Ashland, Inc.                                            2,767        159,435
Burlington Resources, Inc.                              18,807        780,491
Cabot Oil & Gas Corp.                                      554         23,440
ChevronTexaco Corp.                                     53,953      2,862,746
Cimarex Energy Co. (a)                                     699         25,080
ConocoPhillips                                          23,723      2,000,086
Devon Energy Corp.                                       9,554        706,709
EOG Resources, Inc.                                      4,636        308,572
VExxonMobil Corp. (f)                                   88,199      4,341,155
Forest Oil Corp. (a)                                     2,921         89,091
Frontier Oil Corp.                                         478         11,749
Kerr-McGee Corp.                                         1,605         95,048
Marathon Oil Corp.                                      10,076        383,996
Murphy Oil Corp.                                         2,345        187,647
Newfield Exploration Co. (a)                             6,287        365,903
Noble Energy, Inc.                                       4,927        285,766
Occidental Petroleum Corp.                              11,955        667,448
Overseas Shipholding Group, Inc.                         4,399        250,523
Patina Oil & Gas Corp.                                   1,175         33,605
Petroleum Development Corp.                                274          9,650
Pioneer Natural Resources Co. (a)                        8,198        265,615
Plains Resources, Inc. (a)                               5,159        128,975
Pogo Producing Co.                                       5,100        233,835
Remington Oil & Gas Corp. (a)                              489         12,440
Spinnaker Exploration Co. (a)                              558         17,811
St. Mary Land & Exploration Co.                            481         18,966
Stone Energy Corp. (a)                                     443         18,238
Sunoco, Inc.                                             3,604        267,994
Swift Energy Co. (a)                                       501         12,149
Unocal Corp.                                               272         11,356
Valero Energy Corp.                                     12,146        521,914
Vintage Petroleum, Inc.                                  1,089         22,869

 184   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
OIL & GAS (CONTINUED)
Western Gas Resources, Inc.                              4,298   $    125,888
XTO Energy, Inc.                                        21,994        734,160
                                                                 ------------
                                                                   16,725,171
                                                                 ------------
PAPER & FOREST PRODUCTS (0.4%)
Buckeye Technologies, Inc. (a)                             676          7,132
Deltic Timber Corp.                                        217          8,634
Georgia-Pacific Corp.                                   12,167        420,857
Louisiana-Pacific Corp. (a)                              5,113        125,320
MeadWestvaco Corp.                                       1,605         50,606
Pope & Talbot, Inc.                                        280          4,222
Potlatch Corp.                                           3,092        145,602
Rayonier, Inc.                                           3,133        148,504
Schweitzer-Mauduit International, Inc.                     270          8,521
Wausau-Mosinee Paper Corp.                                 866         13,544
Weyerhaeuser Co.                                         5,424        339,759
                                                                 ------------
                                                                    1,272,701
                                                                 ------------
PERSONAL PRODUCTS (0.8%)
Avon Products, Inc.                                     18,745        741,365
Gillette Co. (The)                                      38,497      1,596,856
Nature's Sunshine Products, Inc.                           238          3,601
NBTY, Inc. (a)                                           1,132         31,175
                                                                 ------------
                                                                    2,372,997
                                                                 ------------
PHARMACEUTICALS (2.9%)
Alpharma, Inc.                                             871         14,763
Bradley Pharmaceuticals, Inc.                              276          4,571
Johnson & Johnson                                       35,970      2,099,929
King Pharmaceuticals, Inc. (a)                           3,758         41,000
Lilly (Eli) & Co.                                        1,525         83,738
Medicis Pharmaceutical Corp. Class A                       955         38,840
Merck & Co., Inc.                                       57,418      1,797,758
MGI Pharma, Inc. (a)                                     1,196         31,897
Noven Pharmaceuticals, Inc. (a)                            411          9,268
Perrigo Co.                                              2,972         54,031
VPfizer, Inc. (f)                                      143,890      4,165,615
Sepracor, Inc. (a)                                       8,722        400,601
Valeant Pharmaceuticals International (a)                1,786         42,864
Wyeth                                                    5,545        219,859
                                                                 ------------
                                                                    9,004,734
                                                                 ------------
ROAD & RAIL (0.5%)
Arkansas Best Corp.                                        415         16,222
Burlington Northern Santa Fe Corp.                      10,475        437,960
CSX Corp.                                                1,681         61,356
Heartland Express, Inc.                                  1,278         26,148


                                                        SHARES          VALUE
ROAD & RAIL (CONTINUED)
Kansas City Southern                                     1,043   $     17,679
Knight Transportation, Inc. (a)                            948         22,269
Landstar System, Inc. (a)                                  508         34,513
Norfolk Southern Corp.                                  18,641        632,862
Swift Transportation Co., Inc. (a)                       3,609         68,210
Union Pacific Corp.                                      3,239        203,960
USF Corp.                                                  462         16,558
Werner Enterprises, Inc.                                 4,163         88,256
Yellow Roadway Corp. (a)                                   801         38,440
                                                                 ------------
                                                                    1,664,433
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
Actel Corp. (a)                                            456          6,918
Advanced Energy Industries, Inc. (a)                       590          5,817
Advanced Micro Devices, Inc. (a)                        14,518        244,193
Alliance Semiconductor Corp. (a)                           612          2,111
Altera Corp. (a)                                         2,932         66,644
Analog Devices                                           2,106         84,788
Atmel Corp. (a)                                         49,966        158,892
ATMI, Inc. (a)                                             564         13,169
Axcelis Technologies, Inc. (a)                           1,660         14,276
Broadcom Corp. Class A (a)                               3,860        104,413
Brooks Automation, Inc. (a)                                758         11,279
Cabot Microelectronics Corp.                               393         14,160
Cohu, Inc.                                                 388          6,084
Cree, Inc. (a)                                           4,339        149,739
Cymer, Inc. (a)                                            605         17,255
Cypress Semiconductor Corp. (a)                          8,803         92,696
DSP Group, Inc. (a)                                        518         10,272
DuPont Photomasks, Inc. (a)                                330          8,653
ESS Technology, Inc. (a)                                   707          4,624
Exar Corp. (a)                                             740         11,115
Fairchild Semiconductor International, Inc. (a)          2,828         40,638
FEI Co. (a)                                                601         11,635
Helix Technology Corp.                                     477          6,697
Integrated Device Technology, Inc. (a)                   4,423         52,280
Intel Corp.                                             69,337      1,543,442
Kopin Corp. (a)                                          1,270          4,648
Kulicke & Soffa Industries, Inc. (a)                       914          6,526
Lam Research Corp. (a)                                   5,962        155,191
Linear Technology Corp.                                  1,716         65,002
LSI Logic Corp. (a)                                        517          2,352
Microchip Technology, Inc.                                 181          5,475
Micron Technology, Inc. (a)                              1,559         18,989
Microsemi Corp. (a)                                      1,060         16,472
National Semiconductor Corp. (a)                         2,935         49,014
Pericom Semiconductor Corp. (a)                            469          4,219
Phototronics, Inc. (a)                                     586         10,284

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Power Integrations, Inc. (a)                               541   $     11,577
Rudolph Technologies, Inc. (a)                             299          4,509
Silicon Laboratories, Inc. (a)                              16            480
Skyworks Solutions, Inc. (a)                             2,531         22,501
Standard Microsystems Corp. (a)                            307          6,760
Supertex, Inc. (a)                                         227          4,870
Three-Five Systems, Inc. (a)                               381            857
Ultratech, Inc. (a)                                        418          7,114
Varian Semiconductor Equipment Associates, Inc.
  (a)                                                      629         21,770
                                                                 ------------
                                                                    3,100,400
                                                                 ------------
SOFTWARE (2.1%)
Activision, Inc. (a)                                     7,967        115,362
Advent Sortware, Inc.                                      704         14,685
ANSYS, Inc. (a)                                            550         15,180
Autodesk, Inc.                                           5,372        283,373
BMC Software, Inc. (a)                                  10,629        201,101
Cadence Design Systems, Inc. (a)                         5,443         67,711
Captaris, Inc. (a)                                         546          2,512
Catapult Communications Corp. (a)                          230          5,649
Citrix Systems, Inc. (a)                                 5,153        124,342
Computer Associates International, Inc. (a)              9,117        252,632
Compuware Corp. (a)                                     12,101         70,065
Concord Communications, Inc. (a)                           311          2,556
EPIQ Systems, Inc. (a)                                     324          4,853
FactSet Research Systems, Inc.                             521         25,967
Fair Isaac Corp.                                         1,548         46,750
FileNET Corp. (a)                                          667         18,563
Hyperion Solutions Corp. (a)                               651         26,125
JDA Software Group, Inc. (a)                               522          5,862
Kronos, Inc. (a)                                           516         25,310
Macormedia, Inc.                                           546         14,818
Macrovision Corp.                                        1,886         50,997
Manhattan Associates, Inc. (a)                             501         10,306
MapInfo Corp. (a)                                          275          2,720
McAfee, Inc.                                             3,352         81,118
MICROS Systems, Inc. (a)                                   317         18,741
VMicrosoft Corp. (f)                                   134,732      3,771,149
MRO Software, Inc. (a)                                     448          4,883
NYFIX, Inc. (a)                                            559          2,672
Parametric Technology Corp.                              2,769         14,371
PeopleSoft, Inc.                                           941         19,545
Phoenix Technologies Ltd. (a)                              434          2,646
Progress Software Corp. (a)                                632         12,551
QRS Corp. (a)                                              283          1,972
Radiant Systems, Inc. (a)                                  495          2,534
Reynolds & Reynolds Co. (The) Class A                    6,842        168,382


                                                        SHARES          VALUE
SOFTWARE (CONTINUED)
Roxio, Inc. (a)                                            563   $      3,429
RSA Security, Inc. (a)                                   5,410        110,689
SERENA Software, Inc. (a)                                  794         14,086
Sonic Solutions                                            394          7,821
SPSS, Inc. (a)                                             316          4,269
Symantec Corp. (a)                                      11,599        660,447
Synopsys, Inc.                                           7,165        116,360
Take-Two Interactive Software, Inc. (a)                    762         25,115
TALX Corp.                                                 247          7,002
THQ, Inc. (a)                                              653         12,342
Transaction Systems Architects, Inc. Class A (a)         2,143         35,134
Verity, Inc. (a)                                           683          8,824
Wind River Systems, Inc.                                 3,451         46,209
                                                                 ------------
                                                                    6,539,730
                                                                 ------------
SPECIALTY RETAIL (1.3%)
Aaron Rents, Inc.                                          835         18,115
Abercrombie & Fitch Co. Class A (a)                     10,316        404,181
Aeropostale, Inc.                                        1,167         36,819
American Eagle Outfitters, Inc. (a)                      7,420        303,330
AnnTaylor Stores Corp. (a)                               1,554         34,903
AutoNation, Inc. (a)                                     2,139         36,855
AutoZone, Inc. (a)                                       2,642        216,142
Barnes & Noble, Inc. (a)                                 5,602        186,378
Best Buy Co., Inc.                                       1,118         66,208
Boise Cascade Corp.                                         78          2,303
Borders Group, Inc. (a)                                  1,843         42,002
Building Materials Holding Corp.                           238          6,878
Burlington Coat Factory Warehouse Corp.                    751         16,575
Cato Corp. (The) Class A                                   371          8,518
Children's Place Retail Stores, Inc. (The) (a)             486         15,003
Christopher & Banks Corp.                                  607          9,864
Circuit City Stores, Inc.                                7,871        127,904
Claire's Stores, Inc.                                    3,634         94,557
Cost Plus, Inc. (a)                                        391         12,629
Dress Barn, Inc. (The) (a)                                 533          8,544
Electronics Boutique Holdings Corp. (a)                    400         13,656
Gap, Inc. (The)                                         35,517        709,630
Genesco, Inc. (a)                                          397         10,163
Goody's Family Clothing, Inc.                              595          5,230
Group 1 Automotive, Inc. (a)                               413         11,684
Guitar Center, Inc. (a)                                    415         18,521
Gymboree Corp. (The) (a)                                   538          6,510
Hancock Fabrics, Inc.                                      337          3,461
Haverty Furniture Cos., Inc.                               401          6,769

 186   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
SPECIALTY RETAIL (CONTINUED)
Hibbett Sporting Goods, Inc. (a)                           410   $      9,168
Home Depot, Inc. (The)                                   5,642        231,773
Hot Topic, Inc. (a)                                        803         16,510
Jo-Ann Stores, Inc. Class A (a)                            387          9,543
Limited Brands                                          11,637        288,365
Linens 'n Things, Inc. (a)                                 751         18,084
Men's Wearhouse, Inc. (The) (a)                            623         19,363
Michaels Stores, Inc.                                    8,214        239,027
Movie Gallery, Inc. (a)                                    594          9,611
Office Depot, Inc.                                       2,483         40,200
Pacific Sunwear of California, Inc. (a)                  1,803         42,262
Payless ShoeSource, Inc. (a)                             7,640         72,656
Pep Boys-Manny, Moe & Jack (The)                         1,010         14,362
PETsMART, Inc.                                           1,156         36,969
RadioShack Corp.                                         3,829        114,601
Rent-A-Center, Inc. (a)                                  3,591         86,148
Ross Stores, Inc.                                        2,844         74,712
Select Comfort Corp. (a)                                   600         10,272
Sherwin-Williams Co. (The)                               3,391        144,864
Stein Mart, Inc. (a)                                       728         12,099
TBC Corp. (a)                                              397          8,825
Too, Inc. (a)                                              627         13,806
Toys "R" Us, Inc. (a)                                   10,081        181,559
Tractor Supply Co. (a)                                     635         23,038
Zale Corp. (a)                                             886         25,269
                                                                 ------------
                                                                    4,176,418
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Ashworth, Inc. (a)                                         312          2,621
Brown Shoe Co., Inc.                                       326          8,900
Coach, Inc. (a)                                          4,104        191,370
Fossil, Inc. (a)                                         1,189         35,385
Haggar Corp.                                               155          2,517
Jones Apparel Group, Inc.                                1,004         35,441
Kellwood Co.                                               448         14,094
K-Swiss, Inc. Class A                                      580         14,500
Oshkosh B' Gosh, Inc. Class A                              217          3,941
Oxford Industries, Inc.                                    270         10,014
Phillips-Van Heusen Corp.                                  554         12,626
Quiksilver, Inc. (a)                                       950         25,887
Reebok International Ltd.                                  456         16,872
Russell Corp.                                              593         10,253
Stride Rite Corp. (The)                                    721          7,462
Timberland Co. (The) Class A (a)                         1,021         62,689
Wolverine World Wide, Inc.                                 672         20,456
                                                                 ------------
                                                                      475,028
                                                                 ------------


                                                        SHARES          VALUE
THRIFTS & MORTGAGE FINANCE (1.9%)
Anchor BanCorp Wisconsin, Inc.                             384   $      9,961
BankAtlantic Bancorp, Inc. Class A                       1,011         17,682
BankUnited Financial Corp. (a)                             499         14,845
Brookline Bancorp, Inc.                                    984         15,242
Commercial Federal Corp.                                   661         18,382
Countrywide Financial Corp.                             26,558        847,997
Dime Community Bancshares                                  628         10,086
Downey Financial Corp.                                     476         26,304
Fannie Mae                                              27,668      1,940,910
FirstFed Financial Corp. (a)                               273         14,032
Flagstar Bancorp, Inc.                                   1,030         21,517
Freddie Mac                                             23,756      1,582,150
Fremont General Corp.                                    1,293         27,800
Golden West Financial Corp.                                477         55,771
Independence Community Bank Corp.                        1,772         66,680
IndyMac Bancorp, Inc.                                    1,197         38,615
MAF Bancorp, Inc.                                          562         24,093
MGIC Investment Corp.                                    2,323        149,392
New Century Financial Corp.                                800         44,120
Sterling Financial Corp. (a)                               377         14,164
Washington Mutual, Inc.                                 25,791        998,370
Waypoint Financial Corp.                                   574         15,762
Webster Financial Corp.                                  2,021         96,604
                                                                 ------------
                                                                    6,050,479
                                                                 ------------
TOBACCO (0.4%)
Altria Group, Inc.                                      14,270        691,524
DIMON, Inc.                                                818          4,761
Reynolds American, Inc.                                  5,370        369,778
UST, Inc.                                                1,308         53,837
                                                                 ------------
                                                                    1,119,900
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS (0.0%) (B)
Applied Industrial Technologies, Inc.                      347         12,909
Grainger (W.W.), Inc.                                      707         41,423
Hughes Supply, Inc.                                      1,101         31,279
Lawson Products, Inc.                                      173          7,491
Watsco, Inc.                                               476         13,547
                                                                 ------------
                                                                      106,649
                                                                 ------------
WATER UTILITIES (0.0%) (B)
American States Water Co.                                  278          6,839
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Boston Communications Group, Inc. (a)                      325   $      2,957
Nextel Communications, Inc. Class A (a)                 15,678        415,310
Telephone & Data Systems, Inc.                           5,184        388,282
                                                                 ------------
                                                                      806,549
                                                                 ------------
Total Common Stocks
  (Cost $150,313,913)                                             190,820,898(i)
                                                                 ------------

CONVERTIBLE PREFERRED STOCK (0.0%) (B)
-----------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST (0.0%)(B)
Simon Property Group, Inc.
  6.00%                                                    174          9,460
                                                                 ------------
Total Convertible Preferred Stock (Cost $9,350)                         9,460
                                                                 ------------

REAL ESTATE INVESTMENT TRUSTS (1.2%)
-----------------------------------------------------------------------------
Acadia Realty Trust                                        406          6,252
Affordable Residential Communities                         513          6,679
Alexandria Real Estate Equities, Inc.                      256         16,909
AMB Property Corp.                                       1,090         40,875
American Financial Realty Trust                          1,446         21,256
America First Apartment Investors, Inc.                    129          1,574
American Land Lease, Inc.                                  111          2,204
Amli Residential Properties Trust                          332         10,448
Apartment Investment & Management Co. Class A            1,242         45,569
Archstone-Smith Trust                                    2,523         84,647
Arden Realty, Inc.                                         864         29,445
Ashford Hospitality Trust                                  326          3,159
Associated Estates Realty Corp.                            305          2,901
Avalonbay Communities, Inc.                                923         60,429
Bedford Property Investors, Inc.                           216          6,210
Boston Properties, Inc.                                  1,392         83,130
Boykin Lodging Co.                                         273          2,293
Brandywine Realty Trust                                    702         20,653
BRE Properties, Inc. Class A                               661         26,374
Camden Property Trust                                      525         23,835
Capital Automotive REIT                                  1,127         36,357
CarrAmerica Realty Corp.                                   717         23,109
Catellus Development Corp.                               1,359         39,194
CBL & Associates Properties, Inc.                          405         26,548
Cedar Shopping Centers, Inc.                               257          3,477


                                                        SHARES          VALUE
Centerpoint Properties Corp.                               616   $     28,521
Colonial Properties Trust                                  830         32,353
Commercial Net Lease Realty                              1,516         29,153
Cornerstone Realty Income Trust, Inc.                      729          7,159
Corporate Office Properties Trust                          460         12,613
Correctional Properties Trust                              173          4,668
Cousins Properties, Inc.                                   646         24,044
Crescent Real Estate Equity Co.                          1,311         20,989
CRT Properties, Inc.                                       338          7,490
Developers Diversified Realty Corp.                      1,342         56,096
Duke Realty Corp.                                        1,823         62,164
EastGroup Properties, Inc.                                 283         10,027
Entertainment Properties Trust                             700         27,930
Equity Inns, Inc.                                          638          6,061
Equity Office Properties Trust                          11,493        323,183
Equity One, Inc.                                           932         19,563
Equity Residential                                       3,609        120,360
Essex Property Trust, Inc.                                 687         53,902
Federal Realty Investment Trust                            680         32,266
FelCor Lodging Trust, Inc.                                 784          9,110
First Industrial Realty Trust, Inc.                        541         20,883
First Potomac Realty Trust                                 187          3,781
Gables Residential Trust                                   889         32,449
General Growth Properties, Inc.                          2,803         92,471
Getty Realty Corp.                                         326          9,167
Glenborough Realty Trust, Inc.                             943         19,803
Glimcher Realty Trust                                      468         12,084
Government Properties Trust                                265          2,658
Health Care Property Investors, Inc.                     1,702         47,367
Health Care REIT, Inc.                                     677         24,372
Healthcare Realty Trust, Inc.                              618         24,936
Heritage Property Investment Trust                         619         18,935
Hersha Hospitality Trust                                   200          1,860
Highland Hospitality Corp.                                 527          6,008
Highwoods Properties, Inc.                               1,887         46,816
Home Properties, Inc.                                      440         18,106
Hospitality Properties Trust                               861         36,894
Host Marriot Corp.                                       4,469         65,024
HRPT Properties Trust                                    2,339         26,173
Innkeepers USA Trust                                       492          6,814
Investors Real Estate Trust                                562          5,704
Kilroy Realty Corp.                                        848         33,708
Kimco Realty Corp.                                       1,436         78,334
Kramont Realty Trust                                       319          6,016
LaSalle Hotel Properties                                   330          9,478
Lexington Corporate Properties Trust                     1,463         32,830
Liberty Property Trust                                   1,117         45,294
Macerich Co. (The)                                         773         46,187

 188   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
-----------------------------------------------------------------------------
Mack-Cali Realty Corp.                                     957   $     42,271
Maguire Properties, Inc.                                   562         14,696
Manufactured Home Communities                              302         10,416
Mid-America Apartment Communities, Inc.                    282         11,091
Mills Corp. (The)                                          708         39,259
Mission West Properties, Inc.                              282          2,792
Monmouth Real Estate Investment Corp. Class A              229          1,935
National Health Realty, Inc.                               127          2,555
Nationwide Health Properties, Inc.                         852         19,230
New Plan Excel Realty Trust                              1,321         34,557
OMEGA Healthcare Investors, Inc.                           543          6,120
One Liberty Properties, Inc.                               139          2,531
Pan Pacific Retail Properties, Inc.                        531         30,081
Parkway Properties, Inc.                                   362         18,382
Pennsylvania Real Estate Investment Trust                  472         19,140
Post Properties, Inc.                                      525         16,847
Prentiss Properties Trust                                  587         21,120
Price Legacy Corp.                                         483          9,085
ProLogis                                                 2,335         91,018
PS Business Parks, Inc.                                    288         12,649
Public Storage, Inc.                                     1,648         86,108
Ramco-Gershenson Properties Trust                          228          6,156
Realty Income Corp.                                        522         25,051
Reckson Associates Realty Corp.                            942         28,590
Regency Centers Corp.                                      801         39,137
Rouse Co. (The)                                          1,319         87,977
Saul Centers, Inc.                                         212          6,890
Senior Housing Properties Trust                            837         15,702
Shurgard Storage Centers, Inc. Class A                   1,392         55,262
Simon Property Group, Inc.                               2,856        166,562
Sizeler Property Investors, Inc.                           207          2,008
SL Green Realty Corp.                                      509         27,903
Sovran Self Storage, Inc.                                  457         17,855
Summit Properties, Inc.                                    415         12,587
Sun Communities, Inc.                                      252          9,795
Tanger Factory Outlet Centers, Inc.                        167          7,891
Taubman Centers, Inc.                                      656         18,827
Town & Country Trust                                       258          7,126
Trizec Properties, Inc.                                  2,001         31,916
U.S. Restaurant Properties, Inc.                           312          5,529
United Dominion Realty Trust, Inc.                       1,687         35,562
United Mobile Homes, Inc.                                  127          1,814


                                                        SHARES          VALUE
Universal Health Realty Income Trust                       150   $      4,713
Urstadt Biddle Properties Class A                          292          4,701
Ventas, Inc.                                             1,107         29,778
Vornado Realty Trust                                     1,641        110,275
Washington Real Estate Investment Trust                    551         17,329
Weingarten Realty Investors                              1,129         40,825
Windrose Medical Properties Trust                          131          1,716
Winston Hotels, Inc.                                       410          4,530
                                                                 ------------
Total Real Estate Investment Trusts
  (Cost $2,456,400)                                                 3,601,221
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (15.7%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (1.9%)
Dealers Capital Access Trust
  1.82%, due 11/12/04                               $1,500,000      1,499,161
  1.90%, due 12/10/04                                  300,000        299,382
General Electric Capital Corp.
  1.77%, due 11/18/04                                  400,000        399,665
  1.84%, due 12/2/04                                   186,000        185,705
Great-West Life & Annuity
  1.83%, due 12/6/04                                   800,000        798,575
Hitachi Credit America Corp.
  1.80%, due 11/29/04                                  700,000        699,018
JMG Funding L.P.
  1.82%, due 11/1/04                                   283,000        283,000
UBS Finance Delaware LLC
  1.79%, due 11/24/04                                  400,000        399,542
USAA Capital Corp.
  1.73%, due 11/1/04                                 1,100,000      1,100,000
Wells Fargo & Co.
  1.73%, due 11/1/04                                   400,000        400,000
                                                                 ------------
Total Commercial Paper
  (Cost $6,064,048)                                                 6,064,048
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.0%) (B)
AIM Institutional Funds Group (k)                       47,025         47,025
                                                                 ------------
Total Investment Company
  (Cost $47,025)                                                       47,025
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
MASTER NOTE (0.3%)
Bank of America LLC
  1.96%, due 11/1/04 (k)                            $1,000,000   $  1,000,000
                                                                 ------------
Total Master Note
  (Cost $1,000,000)                                                 1,000,000
                                                                 ------------
REPURCHASE AGREEMENTS (6.3%)
Credit Suisse First Boston LLC
  1.925%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity $9,301,492 (k)
  (Collateralized by Various Bonds with a
  Principal Amount of $9,326,010 and a Market
  Value of $9,486,334)                               9,300,000      9,300,000
Dresdner Kleinwort Wasserstein
  1.95%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity
  $5,000,810 (k)
  (Collateralized by Various Bonds with a
  Principal Amount of $5,190,328 and a Market
  Value of $5,250,262)                               5,000,000      5,000,000
Merrill Lynch Pierce Fenner & Smith, Inc.
  1.955%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity
  $1,500,244 (k)
  (Collateralized by Various Bonds with a
  Principal Amount of $1,483,358 and a Market
  Value of $1,575,053)                               1,500,000      1,500,000
Morgan Stanley & Co., Inc.
  1.93%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity $4,000,642 (k)
  (Collateralized by Various Bonds with a
  Principal Amount of $6,103,123 and a Market
  Value of $4,207,462)                               4,000,000      4,000,000
                                                                 ------------
Total Repurchase Agreements
  (Cost $19,800,000)                                               19,800,000
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (7.2%)
Federal Home Loan Bank
  1.74%, due 11/3/04                                $1,500,000   $  1,499,856
Federal National Mortgage Association
  1.74%, due 11/1/04                                 1,600,000      1,600,000
Freddie Mac Discount Note
  1.73%, due 11/2/04                                 1,000,000        999,952
United States Treasury Bills
  1.51%, due 11/4/04                                 3,095,000      3,094,585
  1.75%, due 1/20/05                                 8,800,000      8,763,726
  1.75%, due 1/27/05                                 6,500,000      6,470,626
                                                                 ------------
Total U.S. Government & Federal Agencies (Cost
  $22,432,616)                                                     22,428,745
                                                                 ------------
Total Short-Term Investments
  (Cost $49,343,689)                                               49,339,818
                                                                 ------------
Total Investments
  (Cost $294,818,186) (l)                                108.0%   338,438,535(m)
Liabilities in Excess of
  Cash and Other Assets                                   (8.0)   (25,081,926)
                                                    ----------   ------------
Net Assets                                               100.0%  $313,356,609
                                                    ==========   ============

                                                                           UNREALIZED
                                                    CONTRACTS           APPRECIATION/
                                                         LONG      (DEPRECIATION) (N)
FUTURES CONTRACTS (0.1%)
-------------------------------------------------------------------------------------
CANADA (0.2%)
Standard & Poor's Toronto Stock Exchange 60 Index
  December 2004                                           120      $         567,461
                                                                   -----------------

ITALY (0.0%) (B)
Milan MIB 30 Index December 2004                           46                 42,316
                                                                   -----------------

SPAIN (0.1%)
IBEX 35 Index
  November 2004                                           151                341,095
                                                                   -----------------
Total Futures Contracts Long
  (Settlement Value $34,317,123)                                             950,872
                                                                   -----------------

 190   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                           UNREALIZED
                                                    CONTRACTS           APPRECIATION/
                                                        SHORT      (DEPRECIATION) (N)
FUTURES CONTRACTS (CONTINUED)
-------------------------------------------------------------------------------------
UNITED STATES (-0.2%)
Standard & Poor's 500 Index December 2004                 181      $        (155,511)
Standard & Poor's
  MidCap 400 Index
  December 2004                                            34               (259,761)
United States Treasury Note
  December 2004 (10 Year)                                 132               (149,509)
                                                                   -----------------
Total Futures Contracts Short (Settlement Value
  $76,383,925)                                                              (564,781)
                                                                   -----------------
Total Futures Contracts
  (Settlement Value $42,066,802) (g)(i)                            $         386,091
                                                                   =================

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) Yankee bond -- dollar-denominated bond issued in the United States by foreign banks and corporations.
(e) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2004 is $5,588,438.
(f) Segregated, partially segregated or designated as collateral for futures contracts and TBAs.
(g) The combined market value of U.S. Government & Federal Agencies investments and settlement value of U.S. Treasury Note futures contracts represents 17.4% of net assets.
(h) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(i) The combined market value of common stocks and settle-ment value of Index futures contracts represents 41.3% of net assets.
(j) Represents securities out on loan or a portion which is out on loan.
(k) Represents a security or a portion thereof, purchased with cash collateral received for securities on loan.
(l) The cost for federal income tax purposes is $299,024,905.
(m) At October 31, 2004 net unrealized appreciation was $39,413,630, based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $46,413,678 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $7,000,048.
(n) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2004.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $294,818,186) including
  $20,684,830 market value of securities
  loaned                                        $338,438,535
Cash                                                  92,807
Receivable due from broker for futures
  contracts                                          245,605
Receivables:
  Investment securities sold                       3,164,582
  Dividends and interest                           1,090,713
  Fund shares sold                                   732,582
Other assets                                          24,896
                                                ------------
    Total assets                                 343,789,720
                                                ------------
LIABILITIES:
Securities lending collateral                     20,847,025
Payables:
  Investment securities purchased                  8,499,931
  Variation margin on futures contracts              380,079
  Fund shares redeemed                               302,352
  Manager                                            158,795
  Transfer agent                                      99,737
  Custodian                                           36,286
  NYLIFE Distributors                                 29,976
  Directors                                            3,025
Accrued expenses                                      75,905
                                                ------------
    Total liabilities                             30,433,111
                                                ------------
Net assets                                      $313,356,609
                                                ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share) 1
  billion shares authorized:
  Class A                                       $      4,403
  Class B                                              1,602
  Class C                                                257
  Class I                                             18,390
Additional paid-in capital                       323,069,111
Accumulated undistributed net investment
  income                                           4,700,715
Accumulated net realized loss on investments,
  futures contracts and foreign currency
  transactions                                   (58,421,665)
Net unrealized appreciation on investments
  and futures contracts                           44,006,440
Net unrealized depreciation on foreign
  currency transactions                              (22,644)
                                                ------------
Net assets                                      $313,356,609
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 55,795,740
                                                ============
Shares of capital stock outstanding                4,403,301
                                                ============
Net asset value per share outstanding           $      12.67
Maximum sales charge (5.50% of offering price)          0.74
                                                ------------
Maximum offering price per share outstanding    $      13.41
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 20,087,288
                                                ============
Shares of capital stock outstanding                1,602,061
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.54
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  3,218,047
                                                ============
Shares of capital stock outstanding                  256,579
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.54
                                                ============
CLASS I
Net assets applicable to outstanding shares     $234,255,534
                                                ============
Shares of capital stock outstanding               18,389,706
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.74
                                                ============

 192   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 4,053,044
  Dividends                                        3,310,136
  Income from securities loaned -- net                16,053
                                                 -----------
    Total income                                   7,379,233
                                                 -----------
EXPENSES:
  Manager                                          1,980,383
  Custodian                                          161,964
  Professional                                        99,224
  Service -- Class A                                  95,860
  Service -- Class B                                  20,821
  Service -- Class C                                   3,407
  Service -- Service Class                            16,552
  Transfer agent -- Classes A, B and C                81,591
  Transfer agent -- Class I                          533,073
  Distribution -- Class B                             62,463
  Distribution -- Class C                             10,222
  Registration                                        45,219
  Interest                                            39,808
  Shareholder communication                           35,336
  Directors                                           33,133
  Miscellaneous                                      133,354
                                                 -----------
    Total expenses before reimbursement            3,352,410
  Expense reimbursement from Manager                (648,477)
                                                 -----------
    Net expenses                                   2,703,933
                                                 -----------
Net investment income                              4,675,300
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions                           27,774,247
  Futures transactions                            (2,342,533)
  Foreign currency transactions                       24,998
                                                 -----------
Net realized gain on investments and foreign
  currency transactions                           25,456,712
                                                 -----------
Net change in unrealized appreciation
  (depreciation) on investments:
  Security transactions                           (7,768,242)
  Futures transactions                             1,944,776
  Foreign currency transactions                      (23,088)
                                                 -----------
Net unrealized loss on investments and foreign
  currency transactions                           (5,846,554)
                                                 -----------
Net realized and unrealized gain on investments
  and foreign currency transactions               19,610,158
                                                 -----------
Net increase in net assets resulting from
  operations                                     $24,285,458
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2004 AND OCTOBER 31, 2003

                                               2004            2003
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income                $   4,675,300   $   5,894,252
 Net realized gain (loss) on
  investments, futures contracts and
  foreign currency transactions          25,456,712     (40,206,427)
 Net change in unrealized
  appreciation (depreciation) on
  investments and foreign currency
  transactions                           (5,846,554)     76,291,934
                                      -----------------------------
 Net increase in net assets
  resulting from operations              24,285,458      41,979,759
                                      -----------------------------

Dividends to shareholders:
 From net investment income:
   Class C                                     (757)             --
   Class I                               (5,321,664)     (7,843,185)
   Service Class                           (680,408)       (396,933)
                                      -----------------------------
 Total dividends to shareholders         (6,002,829)     (8,240,118)
                                      -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                               62,346,988              --
   Class B                               20,384,771              --
   Class C                                3,296,544          41,320
   Class I                               35,028,829      41,070,189
   Service Class                            869,829      14,487,283

 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class C                                      757              --
   Class I                                5,295,326       5,250,193
   Service Class                            634,600         396,273
                                      -----------------------------
                                        127,857,644      61,245,258

 Cost of shares redeemed:
   Class A                               (8,381,903)             --
   Class B                                 (655,422)             --
   Class C                                 (189,336)            (90)
   Class I                              (83,823,084)   (214,366,458)
   Service Class                        (38,107,319)     (4,423,693)
                                      -----------------------------
                                       (131,157,064)   (218,790,241)
                                      -----------------------------
    Decrease in net assets derived
     from capital share transactions     (3,299,420)   (157,544,983)
                                      -----------------------------
    Net increase (decrease) in net
     assets                              14,983,209    (123,805,342)

                                               2004            2003

NET ASSETS:
Beginning of year                     $ 298,373,400   $ 422,178,742
                                      -----------------------------
End of year                           $ 313,356,609   $ 298,373,400
                                      =============================
Accumulated undistributed net
 investment income at end of year     $   4,700,715   $   5,852,466
                                      =============================

 194   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                              CLASS A       CLASS B              CLASS C
                                            -----------   -----------   --------------------------
                                            JANUARY 2,    JANUARY 2,                  DECEMBER 30,
                                               2004*         2004*         YEAR          2002*
                                              THROUGH       THROUGH        ENDED        THROUGH
                                            OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                               2004          2004          2004           2003
Net asset value at beginning of period        $ 12.17       $ 12.12       $11.86         $10.64
                                              -------       -------       ------         ------
Net investment income                            0.12          0.04         0.11           0.06(e)
Net realized and unrealized gain (loss) on
  investments                                    0.38          0.38         0.76           1.16
Net realized and unrealized gain (loss) on
  foreign currency transactions                  0.00(a)       0.00(a)      0.00(a)       (0.00)(a)
                                              -------       -------       ------         ------
Total from investment operations                 0.50          0.42         0.87           1.22
                                              -------       -------       ------         ------
Less dividends and distributions:
  From net investment income                       --            --        (0.19)            --
  From net realized gain on investments            --            --           --             --
                                              -------       -------       ------         ------
Total dividends and distributions                  --            --        (0.19)            --
                                              -------       -------       ------         ------
Net asset value at end of period              $ 12.67       $ 12.54       $12.54         $11.86
                                              =======       =======       ======         ======
Total investment return (b)                      4.11%(c)      3.47%(c)     7.39%         11.47%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        1.40%+        0.65%+       0.65%          0.65%+
    Net expenses                                 1.02%+        1.77%+       1.77%          1.83%+
    Expenses (before reimbursement)              1.23%+        1.98%+       1.98%          2.06%+
Portfolio turnover rate                            89%           89%          89%           113%
Net assets at end of period (in 000's)        $55,796       $20,087       $3,218         $   46

*    Commencement of Operations.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  As required, effective November 1, 2000, the Fund has
     adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000,
     have not been restated to reflect this change in
     presentation.

                                                              CLASS I
                                                              --------
Decrease net investment income                                ($0.01)
Increase net realized and unrealized gains and losses           0.01
Decrease ratio of net investment income                        (0.06%)

(e) Per share data based on average shares outstanding during the period.

 196   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                   CLASS I
-----------------------------------------------------------------------------
                           YEAR ENDED OCTOBER 31,
         2004           2003           2002           2001           2000
       $  11.99       $  10.81       $  12.11       $  15.21       $  14.57
       --------       --------       --------       --------       --------
           0.22           0.18(e)        0.22           0.37(d)        0.51
           0.78           1.22          (1.25)         (2.09)(d)       1.08
           0.00(a)       (0.00)(a)      (0.00)(a)      (0.00)(a)      (0.01)
       --------       --------       --------       --------       --------
           1.00           1.40          (1.03)         (1.72)          1.58
       --------       --------       --------       --------       --------
          (0.25)         (0.22)         (0.27)         (0.50)         (0.50)
             --             --             --          (0.88)         (0.44)
       --------       --------       --------       --------       --------
          (0.25)         (0.22)         (0.27)         (1.38)         (0.94)
       --------       --------       --------       --------       --------
       $  12.74       $  11.99       $  10.81       $  12.11       $  15.21
       ========       ========       ========       ========       ========
           8.43%         13.17%         (8.78%)       (12.12%)        11.18%
           1.59%          1.65%          1.84%          2.66%(d)       3.45%
           0.83%          0.83%          0.83%          0.83%          0.83%
           1.04%          1.06%          0.94%          0.87%          0.83%
             89%           113%             4%            15%            49%
       $234,256       $262,438       $399,199       $452,246       $561,329

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                             SERVICE CLASS++
                                            ---------------------------------------------------------------------------------
                                            NOVEMBER 1,
                                               2003
                                              THROUGH
                                            JANUARY 9,                          YEAR ENDED OCTOBER 31,
                                               2004              2003            2002            2001            2000
Net asset value at beginning of period        $ 11.94           $ 10.76         $ 12.05         $ 15.14         $ 14.50
                                              -------           -------         -------         -------         -------
Net investment income                           (1.08)             0.15(e)         0.18            0.33(d)         0.50
Net realized and unrealized gain (loss) on
  investments                                    1.68              1.22           (1.23)          (2.08)(d)        1.05
Net realized and unrealized gain (loss) on
  foreign currency transactions                 (0.00)(a)         (0.00)(a)        0.00(a)         0.00(a)        (0.01)
                                              -------           -------         -------         -------         -------
Total from investment operations                 0.60              1.37           (1.05)          (1.75)           1.54
                                              -------           -------         -------         -------         -------
Less dividends and distributions:
  From net investment income                    (0.23)            (0.19)          (0.24)          (0.46)          (0.46)
  From net realized gain on investments            --                --              --           (0.88)          (0.44)
                                              -------           -------         -------         -------         -------
Total dividends and distributions               (0.23)            (0.19)          (0.24)          (1.34)          (0.90)
                                              -------           -------         -------         -------         -------
Net asset value at end of period              $ 12.31           $ 11.94         $ 10.76         $ 12.05         $ 15.14
                                              =======           =======         =======         =======         =======
Total investment return (b)                      5.06%(c)         12.92%          (8.96%)        (12.36%)         10.96%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        1.47%+            1.40%           1.59%           2.41%(d)        3.20%
    Net expenses                                 1.08%+            1.08%           1.08%           1.08%           1.08%
    Expenses (before reimbursement)              1.31%+            1.31%           1.19%           1.12%           1.08%
Portfolio turnover rate                           113%              113%              4%             15%             49%
Net assets at end of period (in 000's)        $     0           $35,889         $22,980         $23,675         $27,978

                                                    SERVICE CLASS++
                                            --------------------------------

                                             JANUARY 1
                                              THROUGH            YEAR ENDED
                                            OCTOBER 31,         DECEMBER 31,
                                               1999*                1998
Net asset value at beginning of period        $ 15.33             $ 14.81
                                              -------             -------
Net investment income                            0.39                0.39
Net realized and unrealized gain (loss) on
  investments                                    0.38                2.69
Net realized and unrealized gain (loss) on
  foreign currency transactions                 (0.03)               0.02
                                              -------             -------
Total from investment operations                 0.74                3.10
                                              -------             -------
Less dividends and distributions:
  From net investment income                    (0.00)(a)           (0.39)
  From net realized gain on investments         (1.57)              (2.19)
                                              -------             -------
Total dividends and distributions               (1.57)              (2.58)
                                              -------             -------
Net asset value at end of period              $ 14.50             $ 15.33
                                              =======             =======
Total investment return (b)                      5.31%(c)           21.00%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        3.15%+              2.39%
    Net expenses                                 1.03%+              1.05%
    Expenses (before reimbursement)              1.03%+              1.05%
Portfolio turnover rate                            18%                 55%
Net assets at end of period (in 000's)        $29,087             $16,853

*    The Fund changed its fiscal year end from December 31 to
     October 31.
+    Annualized.
++   Service Class shares ceased operations on January 9, 2004.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges.
     Service Class is not subject to sales charges.
(c)  Total return is not annualized.
(d)  As required, effective November 1, 2000, the Fund has
     adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000,
     have not been restated to reflect this change in
     presentation.

                                                              SERVICE
                                                               CLASS
                                                              --------
Decrease net investment income                                ($0.01)
Increase net realized and unrealized gains and losses           0.01
Decrease ratio of net investment income                        (0.06%)

(e) Per share data based on average shares outstanding during the period.

 198   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY BALANCED FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       2.10%  7.38%    9.38%
Excluding sales charges  8.04   8.61    10.00

(LINE GRAPH FOR CLASS A SHARES)

                                                  MERRILL LYNCH
                                                     CORP &
                                                   GOVERNMENT                           BALANCED
                                  MAINSTAY          1-10 YEAR                           COMPOSITE          RUSSELL
                                BALANCED FUND      BOND INDEX       S&P 500 INDEX         INDEX         MIDCAP INDEX
                                -------------     -------------     -------------       ---------       ------------
10/31/94                             9450             10000             10000             10000             10000
                                    10896             11258             12644             11847             12331
                                    12065             11904             15691             13606             14754
                                    15065             12810             20729             16616             18999
                                    16212             13987             25288             17898             19846
                                    16220             14114             31779             18608             23244
                                    17644             15034             33715             20469             28759
                                    18573             17175             25319             21477             23577
                                    18931             18196             21494             21704             21685
                                    22684             19139             25965             26425             29466
10/31/04                            24509             19946             28411             29958             33911


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
10/31/94                            10000
                                    11759
                                    13463
                                    16190
                                    17932
                                    20184
                                    21775
                                    19870
                                    18356
                                    21332
10/31/04                            23081

  --   MainStay Balanced Fund  --   Merrill Lynch Corporate &        - -  S&P 500 Index
                                    Government 1-10 Year Bond Index
  --   Balanced Composite      --   Russell Midcap Index             --   Lipper Balanced
       Index                                                              Fund Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       2.33%  7.52%   9.20%
Excluding sales charges  7.33   7.81    9.20

(LINE GRAPH FOR CLASS B SHARES)

                                                  MERRILL LYNCH
                                                     CORP &
                                                   GOVERNMENT                           BALANCED
                                  MAINSTAY          1-10 YEAR                           COMPOSITE          RUSSELL
                                BALANCED FUND      BOND INDEX       S&P 500 INDEX         INDEX         MIDCAP INDEX
                                -------------     -------------     -------------       ---------       ------------
10/31/94                            10000             10000             10000             10000             10000
                                    11448             11258             12644             11847             12331
                                    12579             11904             15691             13606             14754
                                    15592             12810             20729             16616             18999
                                    16662             13987             25288             17898             19846
                                    16547             14114             31779             18608             23244
                                    17869             15034             33715             20469             28759
                                    18664             17175             25319             21477             23577
                                    18880             18196             21494             21704             21685
                                    22458             19139             25965             26425             29466
10/31/04                            24103             19946             28411             29958             33911


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
10/31/94                            10000
                                    11759
                                    13463
                                    16190
                                    17932
                                    20184
                                    21775
                                    19870
                                    18356
                                    21332
10/31/04                            23081

  --   MainStay Balanced Fund  --   Merrill Lynch Corporate &        - -  S&P 500 Index
                                    Government 1-10 Year Bond Index
  --   Balanced Composite      --   Russell Midcap Index             --   Lipper Balanced
       Index                                                              Fund Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       6.30%  7.82%   9.20%
Excluding sales charges  7.30   7.82    9.20

(LINE GRAPH FOR CLASS C SHARES)

                                                  MERRILL LYNCH
                                                     CORP &
                                                   GOVERNMENT                           BALANCED
                                  MAINSTAY          1-10 YEAR                           COMPOSITE          RUSSELL
                                BALANCED FUND      BOND INDEX       S&P 500 INDEX         INDEX         MIDCAP INDEX
                                -------------     -------------     -------------       ---------       ------------
10/31/94                            10000             10000             10000             10000             10000
                                    11444             11258             12644             11847             12331
                                    12576             11904             15691             13606             14754
                                    15592             12810             20729             16616             18999
                                    16664             13987             25288             17898             19846
                                    16548             14114             31779             18608             23244
                                    17872             15034             33715             20469             28759
                                    18669             17175             25319             21477             23577
                                    18882             18196             21494             21704             21685
                                    22475             19139             25965             26425             29466
10/31/04                            24115             19946             28411             29958             33911


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
10/31/94                            10000
                                    11759
                                    13463
                                    16190
                                    17932
                                    20184
                                    21775
                                    19870
                                    18356
                                    21332
10/31/04                            23081

  --   MainStay Balanced Fund  --   Merrill Lynch Corporate &        - -  S&P 500 Index
                                    Government 1-10 Year Bond Index
  --   Balanced Composite      --   Russell Midcap Index             --   Lipper Balanced
       Index                                                              Fund Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     199

 CLASS I SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         8.45%  8.91%   10.28%

(LINE GRAPH FOR CLASS I SHARES)

                                                    ML CORP &                           BALANCED
                                  MAINSTAY        GOV'T 1-10 YR                         COMPOSITE          RUSSELL
                                BALANCED FUND      BOND INDEX       S&P 500 INDEX         INDEX         MIDCAP INDEX
                                -------------     -------------     -------------       ---------       ------------
10/31/94                            10000             10000             10000             10000             10000
                                    11558             11258             12644             11847             12331
                                    12829             11904             15691             13606             14754
                                    16057             12810             20729             16616             18999
                                    17324             13987             25288             17898             19846
                                    17371             14114             31779             18608             23244
                                    18945             15034             33715             20469             28759
                                    19991             17175             25319             21477             23577
                                    20427             18196             21494             21704             21685
                                    24538             19139             25965             26425             29466
10/31/04                            26612             19946             28411             29958             33911

                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
10/31/94                            10000
                                    11759
                                    13463
                                    16190
                                    17932
                                    20184
                                    21775
                                    19870
                                    18356
                                    21332
10/31/04                            23081

  --   MainStay Balanced Fund  --   Merrill Lynch Corporate &        - -  S&P 500 Index
                                    Government 1-10 Year Bond Index
  --   Balanced Composite      --   Russell Midcap Index             --   Lipper Balanced
       Index                                                              Fund Index

 CLASS R1 SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         8.35%  8.80%   10.17%

(LINE GRAPH FOR CLASS R1 SHARES)

                                                    ML CORP &                           BALANCED
                                  MAINSTAY        GOV'T 1-10 YR                         COMPOSITE          RUSSELL
                                BALANCED FUND      BOND INDEX       S&P 500 INDEX         INDEX         MIDCAP INDEX
                                -------------     -------------     -------------       ---------       ------------
10/31/94                            10000             10000             10000             10000             10000
                                    11546             11258             12644             11847             12331
                                    12803             11904             15691             13606             14754
                                    16008             12810             20729             16616             18999
                                    17253             13987             25288             17898             19846
                                    17282             14114             31779             18608             23244
                                    18828             15034             33715             20469             28759
                                    19848             17175             25319             21477             23577
                                    20260             18196             21494             21704             21685
                                    24312             19139             25965             26425             29466
10/31/04                            26341             19946             28411             29958             33911

                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
10/31/94                            10000
                                    11759
                                    13463
                                    16190
                                    17932
                                    20184
                                    21775
                                    19870
                                    18356
                                    21332
10/31/04                            23081

  --   MainStay Balanced Fund  --   Merrill Lynch Corporate &        - -  S&P 500 Index
                                    Government 1-10 Year Bond Index
  --   Balanced Composite      --   Russell Midcap Index             --   Lipper Balanced
       Index                                                              Fund Index

 CLASS R2 SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         8.02%  8.53%   9.90%

(LINE GRAPH FOR CLASS R2 SHARES)

                                                    ML CORP &                           BALANCED
                                  MAINSTAY        GOV'T 1-10 YR                         COMPOSITE          RUSSELL
                                BALANCED FUND      BOND INDEX       S&P 500 INDEX         INDEX         MIDCAP INDEX
                                -------------     -------------     -------------       ---------       ------------
10/31/94                            10000             10000             10000             10000             10000
                                    11519             11258             12644             11847             12331
                                    12743             11904             15691             13606             14754
                                    15896             12810             20729             16616             18999
                                    17090             13987             25288             17898             19846
                                    17072             14114             31779             18608             23244
                                    18561             15034             33715             20469             28759
                                    19519             17175             25319             21477             23577
                                    19875             18196             21494             21704             21685
                                    23792             19139             25965             26425             29466
10/31/04                            25701             19946             28411             29958             33911

                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
10/31/94                            10000
                                    11759
                                    13463
                                    16190
                                    17932
                                    20184
                                    21775
                                    19870
                                    18356
                                    21332
10/31/04                            23081

  --   MainStay Balanced Fund  --   Merrill Lynch Corporate &        - -  S&P 500 Index
                                    Government 1-10 Year Bond Index
  --   Balanced Composite      --   Russell Midcap Index             --   Lipper Balanced
       Index                                                              Fund Index

                                                               ONE      FIVE     TEN
BENCHMARK PERFORMANCE                                          YEAR    YEARS    YEARS
Balanced Composite Index(1)                                   13.37%    9.99%   11.60%
Merrill Lynch Corporate and Government 1-10 Years Bond
  Index(2)                                                     4.22     7.16     7.15
Russell Midcap Index(3)                                       15.09     7.85    12.99
S&P 500(R) Index(4)                                            9.42    -2.22    11.01
Lipper Balanced Funds Index(5)                                 8.20     2.72     8.72
Average Lipper balanced fund(6)                                7.03     2.01     8.36

initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of .25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 200   MainStay Balanced Fund

The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Performance for Class A, B, R1, and R2 shares, first offered 1/2/04, includes the historical performance of Class I shares from inception (5/1/89) through 12/31/03 adjusted to reflect the applicable sales charge (or
CDSC) and fees and expenses for Class A, B, R1, and R2 shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1% sales charge and a 1% CDSC on redemptions within one year of purchase. Performance for Class L shares, first offered 12/30/02, includes the historical performance of Class I shares from inception through 12/29/02 adjusted to reflect the applicable sales charge, CDSC, and fees and expenses for Class L shares. Effective 1/2/04, all outstanding Class L shares of the Fund were converted to and/or redesignated Class C shares.

1. The Fund's Balanced Composite Index is comprised of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%. Results assume reinvestment of all income and capital gains. The Fund's Balanced Composite Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index or a composite.
2. The Merrill Lynch Corporate & Government 1-10 Years Bond Index is a market-capitalization-weighted index including U.S. government and fixed-coupon domestic investment-grade corporate bonds. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
5. The Lipper Balanced Funds Index tracks the performance of the 30 largest balanced funds, with adjustments for the reinvestment of capital-gain and income distributions. An investment cannot be made directly into an index.
6. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE GRAPHS ON THOSE PAGES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THE GRAPHS.

                                                   www.mainstayfunds.com     201

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY BALANCED FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                   ENDING ACCOUNT                       ENDING ACCOUNT
                                                    VALUE (BASED                         VALUE (BASED
                                   BEGINNING         ON ACTUAL          EXPENSES       ON HYPOTHETICAL         EXPENSES
                                    ACCOUNT         RETURNS AND           PAID          5% ANNUALIZED            PAID
                                     VALUE           EXPENSES)           DURING           RETURN AND            DURING
SHARE CLASS(1)                      5/1/04            10/31/04           PERIOD        ACTUAL EXPENSES)         PERIOD
CLASS A SHARES                     $1,000.00         $1,043.10           $ 6.88           $1,018.30             $ 6.80
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                     $1,000.00         $1,039.55           $10.71           $1,014.55             $10.58
-------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                     $1,000.00         $1,039.55           $10.71           $1,014.55             $10.58
-------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                     $1,000.00         $1,045.55           $ 4.68           $1,020.45             $ 4.62
-------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                    $1,000.00         $1,045.35           $ 5.19           $1,019.95             $ 5.13
-------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                    $1,000.00         $1,043.30           $ 6.47           $1,018.70             $ 6.39
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    54.6
Corporate Bonds                                                                  32.6
Federal Agencies                                                                  4.1
Short-Term Investment                                                             2.2
Cash and Other Assets (less liabilities)                                          6.5

See Portfolio of Investments on page 205 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Edison International
 2.  Tesoro Petroleum Corp.
 3.  United States Steel Corp.
 4.  Valero Energy Corp.
 5.  Nucor Corp.
 6.  Sunoco, Inc.
 7.  Brink's Co. (The)
 8.  Laidlaw International, Inc.
 9.  Premcor, Inc.
10.  Burlington Resources, Inc.

 202   MainStay Balanced Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Joan M. Sabella of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund invests approximately 60% of its assets in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. By holding both stocks and bonds, the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends. In implementing this strategy, the Fund generally invests in dividend-paying mid-capitalization stocks that have been determined to have strong or improving operating characteristics and to be relatively overlooked or undervalued by the market. The Fund uses a quantitative and statistical model to analyze the relative quality and value of stocks. The Fund selects fixed-income securities based on their credit quality and duration.

WHAT MAJOR FACTORS INFLUENCED THE STOCK AND BOND MARKETS DURING THE YEAR ENDED OCTOBER 31, 2004?

All of the broadly watched equity indices generated positive performance during the 12-month reporting period. Overall, mid-capitalization stocks outperformed their small- and large-capitalization counterparts. In terms of investment style, the market favored value- over growth-oriented stocks across all capitalization sectors. Equity market sentiment was positive throughout much of the reporting period, as low interest rates and indications of rebounding economic activity contributed to an optimistic outlook. During the summer, however, consumer confidence dropped as the presidential election approached. With the candidates and the public focusing on issues such as Iraq, terrorism, and the economy, spending and investing also declined.

Although oil prices reached record highs and job growth concerns prevailed, the Federal Open Market Committee raised the targeted federal funds rate by 25 basis points in June and by the same amount in both August and September 2004. The 10-year Treasury note ended the reporting period at 4.02%, although it traded as low as 3.68% in March and as high as 4.87% in June 2004.

HOW DID THE BOND PORTION OF THE FUND'S PORTFOLIO PERFORM?

The bond portion of the Fund's portfolio generally performed in line with the market. The Fund invests in U.S. government securities and investment-grade bonds issued by U.S. corporations. The Fund's fixed-income investments use a laddered maturity schedule and emphasize credit quality and an intermediate-term duration.

HOW DID THE EQUITY PORTION OF THE FUND'S PORTFOLIO PERFORM RELATIVE TO THE RUSSELL MIDCAP(R) VALUE INDEX?(1)

Since the Russell Midcap(R) Value Index is capitalization weighted, it has larger weightings in securities with larger market capitalizations. MainStay Balanced Fund attempts to have equal weightings among the securities in the portfolio. For the year ended October 31, 2004, the Russell Midcap(R) Value Index was approximately 50% weighted in the top 25% of companies ranked by market capitalization. This contributed significantly to the return of the Index. MainStay Balanced Fund, which was invested in some but not all of the stocks in the benchmark Index, was weighted only 25% in the top 25% of mid-cap companies ranked by market capitalization. The Fund's underweighted position and lower overall exposure to the top 25% of companies relative to the Index detracted from the relative performance of the equity portion of MainStay Balanced Fund.

WHAT WERE SOME OF THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Strong contributors to the Fund's overall performance (on the basis of total returns, weightings, and holding periods) included Autodesk (+165.3%),(2) a worldwide supplier of PC software and multimedia tools; Overseas Shipholding Group (+106.2%), an independent bulk shipping company; and mass merchandiser Kmart Holding (+187.2%). Cigarette manufacturer Reynolds American (+52.2%) and entertainment-software company Activision (+21.1%) were other strong contributors.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.
1. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. See footnote on page 201 for information on the Russell Midcap(R) Index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. Percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the 12 months ended 10/31/04, or for the portion of the reporting period such securities were held in the Fund, if shorter.

                                                   www.mainstayfunds.com     203

WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

On the basis of impact--which includes weightings, total returns, and holding periods--the worst contributor to performance was Maxtor (-50.8%). The company provides hard disk drive products for desktop computer systems. Next was Sanmina-SCI (-34.7%), a global electronics manufacturing services company; followed by Quanta Services (-36.9%), which provides contracting services to various industries; and New York Community Bancorp (-32.7%), a bank holding company.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

Based on our proprietary model, the Fund selects stocks that have relatively improving operating characteristics and are relatively undervalued. The Fund purchased First BanCorp (+40.5%) in May 2004, after the commercial lender saw a strong increase in loans and investments. The Fund purchased Circuit City Stores (+33.4%) from February through September of 2004, as the electronics, computer, and software retailer continued to see improvement in same-store sales growth. The Fund also purchased Black & Decker (+32.6%) in July 2004 when improving profitability helped the stock meet the Fund's purchase criteria.

WERE THERE ANY STOCKS THAT WERE ELIMINATED FROM THE FUND'S PORTFOLIO?

The Fund sells stocks that exhibit deteriorating operating results and/or are relatively overvalued. In June 2004, the Fund sold Mandalay Resort Group (+81.5%), which owns and operates several properties in Las Vegas, when our quantitative model indicated that the stock was overvalued. In October 2004, the Fund eliminated its position in GreenPoint Financial (+48.6%) when the bank holding company was acquired by North Fork Bancorp. In July, the Fund sold Coventry Health Care (+38.9%), a managed health care company, when our quantitative model showed that the stock was relatively overvalued.

DID THE FUND CHANGE ITS INDUSTRY GROUP WEIGHTINGS?

Weighting changes in the Fund's portfolio result from a combination of security performance, industry performance, and the Fund's proprietary security selection process. The Fund increased its weighting in energy from 2.9% on October 31, 2003, to 8.7% on October 31, 2004. The shift in weighting was the result of new purchases and improved performance of the industry group relative to other industry groups. Over the same period, another significant change was a decrease in the technology hardware & equipment industry group from 7.4% to 3.1%. The decline in weighting resulted from the sale of several positions and weaker relative performance.

HOW DO THE FUND'S INDUSTRY GROUP WEIGHTINGS COMPARE WITH THOSE OF THE RUSSELL MIDCAP(R) VALUE INDEX?

As of October 31, 2004, the Fund was overweighted relative to the Russell Midcap(R) Value Index in the energy, commercial services & supplies, and consumer durables & apparel industry groups. The Fund's overweighted position in energy enhanced results during the reporting period, whereas the other overweighted positions underperformed relative to this Index.

At the end of the reporting period, the Fund was underweighted relative to the Russell Midcap(R) Value Index in the utilities, real estate, and insurance industry groups. Although holdings in these three industry groups had positive returns, they underperformed related securities in this Index.

WHAT DO YOU ANTICIPATE GOING FORWARD?

As always, the Fund will continue to focus on securities that are appropriate given the Fund's stated objective and its valuation, quality, duration, and maturity parameters.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY BALANCED FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 204   MainStay Balanced Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LONG-TERM BONDS (36.7%)+
CORPORATE BONDS (32.6%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.4%)
General Dynamics Corp.
  4.50%, due 8/15/10                                $  874,000   $    899,013
Honeywell, Inc.
  7.00%, due 3/15/07                                 1,111,000      1,207,101
  7.125%, due 4/15/08                                  131,000        146,322
United Technologies Corp.
  6.50%, due 6/1/09                                  2,228,000      2,484,441
  7.125%, due 11/15/10                               1,180,000      1,370,340
                                                                 ------------
                                                                    6,107,217
                                                                 ------------
AUTO COMPONENTS (0.2%)
Johnson Controls, Inc.
  6.30%, due 2/1/08                                    865,000        946,600
                                                                 ------------

BEVERAGES (1.4%)
Anheuser-Busch Cos., Inc.
  5.375%, due 9/15/08                                  900,000        957,276
  5.625%, due 10/1/10                                1,500,000      1,627,541
  5.65%, due 9/15/08                                   454,000        486,514
  5.75%, due 4/1/10                                    655,000        712,909
Coca-Cola Co. (The)
  4.00%, due 6/1/05                                    437,000        440,572
PepsiCo, Inc.
  5.75%, due 1/15/08                                 1,747,000      1,881,386
                                                                 ------------
                                                                    6,106,198
                                                                 ------------
CAPITAL MARKETS (5.0%)
Bear Stearns Cos., Inc. (The)
  4.00%, due 1/31/08                                 1,092,000      1,109,732
  7.625%, due 12/7/09                                3,250,000      3,778,258
Donaldson, Lufkin & Jenrette, Inc.
  6.50%, due 6/1/08                                  2,500,000      2,735,540
Goldman Sachs Group, Inc. (The)
  5.70%, due 9/1/12                                    874,000        930,927
  6.65%, due 5/15/09                                 2,430,000      2,710,468
J.P. Morgan & Co., Inc.
  6.25%, due 2/15/11                                   262,000        290,657
JPMorgan Chase & Co.
  5.35%, due 3/1/07                                  1,048,000      1,100,017
Lehman Brothers Holdings, Inc.
  6.625%, due 2/5/06                                   501,000        525,056
  6.625%, due 1/18/12                                1,311,000      1,478,606
Lehman Brothers, Inc.
  6.50%, due 4/15/08                                 1,000,000      1,094,775
  7.625%, due 6/1/06                                   306,000        329,014

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CAPITAL MARKETS (CONTINUED)
Merrill Lynch & Co., Inc. Series CPI
  4.15%, due 3/2/09 (b)                             $  437,000   $    441,038
  6.00%, due 2/17/09                                 1,937,000      2,102,501
  7.00%, due 1/15/07                                   612,000        661,936
Morgan Stanley
  5.80%, due 4/1/07                                    874,000        927,975
  6.75%, due 4/15/11                                 1,311,000      1,488,068
                                                                 ------------
                                                                   21,704,568
                                                                 ------------
CHEMICALS (0.2%)
E.I. du Pont de Nemours & Co.
  3.375%, due 11/15/07                                 805,000        811,681
                                                                 ------------

COMMERCIAL BANKS (4.4%)
Bank of America Corp.
  7.125%, due 3/1/09                                 1,660,000      1,877,477
  7.40%, due 1/15/11                                 1,000,000      1,171,586
Bank One Corp.
  6.00%, due 8/1/08                                  1,747,000      1,893,650
Citicorp., Series F
  6.375%, due 11/15/08                               1,500,000      1,650,425
Deutsche Bank Financial
  6.70%, due 12/13/06                                1,311,000      1,408,371
Mellon Bank NA, Series BKNT
  7.625%, due 9/15/07                                1,311,000      1,473,502
U.S. Bancorp
  3.125%, due 3/15/08                                  437,000        433,294
US Bank NA
  5.70%, due 12/15/08                                1,747,000      1,879,363
Wachovia Corp.
  4.95%, due 11/1/06                                   437,000        454,220
  6.15%, due 3/15/09                                 1,020,000      1,109,992
  6.375%, due 1/15/09                                1,311,000      1,439,374
Wells Fargo & Co.
  3.50%, due 4/4/08                                    437,000        438,828
Wells Fargo Bank NA
  6.45%, due 2/1/11                                  1,747,000      1,967,964
  7.55%, due 6/21/10                                 1,500,000      1,765,991
                                                                 ------------
                                                                   18,964,037
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.3%)
Pitney Bowes, Inc.
  5.875%, due 5/1/06                                 1,131,000      1,182,212
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (1.1%)
Hewlett-Packard Co.
  5.75%, due 12/15/06                               $1,311,000   $  1,382,548
International Business
  Machines Corp.
  4.875%, due 10/1/06                                  437,000        453,581
  5.375%, due 2/1/09                                   958,000      1,023,544
  5.50%, due 1/15/09                                   467,000        499,757
  6.45%, due 8/1/07                                  1,164,000      1,264,625
                                                                 ------------
                                                                    4,624,055
                                                                 ------------
CONSUMER FINANCE (3.2%)
American Express Credit Corp.
  3.00%, due 5/16/08                                   874,000        861,447
Caterpillar Financial Services Corp.
  4.875%, due 6/15/07                                1,725,000      1,798,999
Household Finance Corp.
  5.875%, due 2/1/09                                   437,000        472,590
  6.375%, due 8/1/10                                   437,000        482,735
  6.50%, due 11/15/08                                1,500,000      1,655,659
  6.75%, due 5/15/11                                   874,000        988,621
John Deere BV
  5.875%, due 4/6/06                                 1,500,000      1,564,395
John Deere Capital Corp.
  Series D
  3.125%, due 12/15/05                                 437,000        438,588
  3.90%, due 1/15/08                                   218,000        221,811
  4.50%, due 8/22/07                                   437,000        451,875
SLM Corp.
  3.625%, due 3/17/08                                  437,000        439,610
  4.00%, due 1/15/09                                   437,000        439,416
  Series A
  4.19%, due 3/2/09 (b)                              1,311,000      1,333,864
  Series CPI
  5.11%, due 1/31/14 (b)                               874,000        887,564
Toyota Motor Credit Corp.
  5.50%, due 12/15/08                                1,477,000      1,584,388
                                                                 ------------
                                                                   13,621,562
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (1.9%)
Boeing Capital Corp.
  5.75%, due 2/15/07                                   859,000        909,420
CIT Group, Inc.
  4.75%, due 12/15/10                                  655,000        668,697
  5.875%, due 10/15/08                               1,800,000      1,936,442
Citigroup, Inc.
  5.00%, due 3/6/07                                    655,000        683,424
  6.50%, due 1/18/11                                   874,000        987,576
Heller Financial, Inc.
  6.375%, due 3/15/06                                  218,000        228,392

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Mellon Funding Corp.
  6.70%, due 3/1/08                                 $1,700,000   $  1,903,177
Pitney Bowes Credit Corp.
  5.75%, due 8/15/08                                   874,000        946,998
Wells Fargo Financial, Inc.
  6.85%, due 7/15/09                                   109,000        124,141
                                                                 ------------
                                                                    8,388,267
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
BellSouth Telecommunications, Inc.
  5.875%, due 1/15/09                                  262,000        282,799
GTE North, Inc., Series F
  6.375%, due 2/15/10                                  437,000        472,851
New York Telephone Co.
  6.125%, due 1/15/10                                  874,000        936,785
Pacific Bell
  6.875%, due 8/15/06                                  437,000        466,204
Southwestern Bell Telephone Co.
  6.375%, due 11/15/07                                  87,000         94,422
                                                                 ------------
                                                                    2,253,061
                                                                 ------------
ELECTRICAL EQUIPMENT (0.7%)
Emerson Electric Co.
  5.00%, due 10/15/08                                  262,000        274,600
  5.85%, due 3/15/09                                 1,386,000      1,502,743
  7.125%, due 8/15/10                                1,000,000      1,160,363
                                                                 ------------
                                                                    2,937,706
                                                                 ------------
FOOD & STAPLES RETAILING (1.1%)
Sysco Corp.
  6.50%, due 6/15/05                                   437,000        446,987
Wal-Mart Stores, Inc.
  6.875%, due 8/10/09                                3,288,000      3,743,181
  7.25%, due 6/1/13                                    349,000        419,103
                                                                 ------------
                                                                    4,609,271
                                                                 ------------
FOOD PRODUCTS (0.9%)
Campbell Soup Co.
  5.50%, due 3/15/07                                   655,000        688,210
General Mills, Inc.
  5.125%, due 2/15/07                                  437,000        454,974
Kellogg Co.
  4.875%, due 10/15/05                                 564,000        574,561
Sara Lee Corp., Series C
  6.00%, due 1/15/08                                 1,048,000      1,129,759
Unilever Capital Corp.
  6.875%, due 11/1/05                                  961,000      1,001,188
                                                                 ------------
                                                                    3,848,692
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (0.1%)
McDonald's Corp., Series G
  4.15%, due 2/15/05                                   218,000        218,866
                                                                 ------------

 206   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (0.3%)
Colgate-Palmolive Co., Series E
  3.98%, due 4/29/05                                $  437,000   $    440,337
Procter & Gamble Co. (The)
  4.00%, due 4/30/05                                   437,000        440,951
  4.75%, due 6/15/07                                   218,000        227,427
                                                                 ------------
                                                                    1,108,715
                                                                 ------------
INDUSTRIAL CONGLOMERATES (0.1%)
3M Co., Series C
  4.15%, due 6/30/05                                   437,000        444,173
                                                                 ------------
INSURANCE (1.3%)
Allstate Corp. (The)
  7.20%, due 12/1/09                                 1,900,000      2,191,772
John Hancock Financial Services, Inc.
  5.625%, due 12/1/08                                2,640,000      2,823,710
Loews Corp.
  6.75%, due 12/15/06                                  437,000        469,085
                                                                 ------------
                                                                    5,484,567
                                                                 ------------
IT SERVICES (0.9%)
Computer Sciences Corp.
  6.25%, due 3/15/09                                 1,012,000      1,102,767
First Data Corp.
  5.625%, due 11/1/11                                  661,000        710,912
  Series D
  5.80%, due 12/15/08                                1,725,000      1,875,116
                                                                 ------------
                                                                    3,688,795
                                                                 ------------
MACHINERY (1.0%)
Caterpillar, Inc.
  6.55%, due 5/1/11                                    815,000        927,817
Illinois Tool Works, Inc.
  5.75%, due 3/1/09                                  3,090,000      3,360,326
                                                                 ------------
                                                                    4,288,143
                                                                 ------------
MEDIA (0.2%)
Gannett Co., Inc.
  4.95%, due 4/1/05                                    437,000        441,314
  5.50%, due 4/1/07                                    437,000        461,860
                                                                 ------------
                                                                      903,174
                                                                 ------------
MULTILINE RETAIL (1.0%)
Kohl's Corp.
  6.30%, due 3/1/11                                    612,000        678,766
Target Corp.
  5.375%, due 6/15/09                                1,806,000      1,931,510
  5.50%, due 4/1/07                                  1,179,000      1,244,945
  5.95%, due 5/15/06                                   306,000        321,564
                                                                 ------------
                                                                    4,176,785
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
IES Utilities, Inc., Series A
  6.625%, due 8/1/09                                $1,311,000   $  1,449,924
                                                                 ------------

OIL & GAS (1.1%)
Atlantic Richfield Co.
  5.90%, due 4/15/09                                 1,000,000      1,091,196
ChevronTexaco Capital Co.
  3.50%, due 9/17/07                                   706,000        714,656
Texaco Capital, Inc.
  5.50%, due 1/15/09                                 2,000,000      2,143,386
Tosco Corp.
  7.25%, due 1/1/07                                    874,000        946,247
                                                                 ------------
                                                                    4,895,485
                                                                 ------------
PERSONAL PRODUCTS (0.4%)
Gillette Co. (The)
  2.875%, due 3/15/08                                  437,000        431,869
  3.50%, due 10/15/07                                1,311,000      1,318,377
                                                                 ------------
                                                                    1,750,246
                                                                 ------------
PHARMACEUTICALS (1.5%)
Abbott Laboratories
  5.625%, due 7/1/06                                   874,000        914,134
Bristol-Myers Squibb Co.
  4.75%, due 10/1/06                                   437,000        451,499
Johnson & Johnson
  6.625%, due 9/1/09                                 1,747,000      1,978,339
Lilly (Eli) & Co.
  5.50%, due 7/15/06                                   655,000        684,316
Merck & Co., Inc., Series E
  4.125%, due 1/18/05                                  655,000        657,506
Pfizer, Inc.
  3.625%, due 11/1/04                                  874,000        874,000
Pharmacia Corp.
  5.875%, due 12/1/08                                  437,000        475,416
Warner-Lambert Co.
  6.00%, due 1/15/08                                   218,000        236,441
                                                                 ------------
                                                                    6,271,651
                                                                 ------------
SPECIALTY RETAIL (0.8%)
Home Depot, Inc. (The)
  5.375%, due 4/1/06                                 1,118,000      1,160,211
Sherwin-Williams Co. (The)
  6.85%, due 2/1/07                                  2,219,000      2,392,468
                                                                 ------------
                                                                    3,552,679
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE (0.5%)
General Electric Capital Corp.
  Series A
  4.25%, due 1/15/08                                $  437,000   $    449,275
  5.375%, due 3/15/07                                  874,000        919,466
  6.875%, due 11/15/10                                 750,000        855,257
                                                                 ------------
                                                                    2,223,998
                                                                 ------------
TRANSPORTATION INFRASTRUCTURE (0.8%)
International Lease Finance Corp.
  4.50%, due 5/1/08                                    437,000        447,764
  5.625%, due 6/1/07                                   655,000        689,930
  6.375%, due 3/15/09                                2,000,000      2,182,294
                                                                 ------------
                                                                    3,319,988
                                                                 ------------
Total Corporate Bonds (Cost $138,419,632)                         139,882,316
                                                                 ------------
FEDERAL AGENCIES (4.1%)
-----------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK (0.5%)
  2.25%, due 9/1/06                                    437,000        433,171
  3.47%, due 10/3/07                                   437,000        441,066
  3.80%, due 9/4/07                                    437,000        445,186
  3.875%, due 5/7/10                                   655,000        656,789
                                                                 ------------
                                                                    1,976,212
                                                                 ------------
FEDERAL HOME LOAN BANK (1.0%)
  2.50%, due 3/15/06                                   875,000        874,139
  3.00%, due 10/30/08 (b)                              875,000        875,000
  3.375%, due 2/15/08                                  440,000        441,071
  3.50%, due 2/11/08                                   875,000        873,943
  3.75%, due 4/1/10                                    655,000        653,679
  3.875%, due 2/12/10                                  220,000        221,197
  6.21%, due 12/3/07                                   440,000        478,905
                                                                 ------------
                                                                    4,417,934
                                                                 ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (0.1%)
  3.25%, due 3/14/08                                   437,000        435,710
                                                                 ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.0%)
  Series 2734 Class JC
  3.50%, due 11/15/23                                1,311,000      1,312,828
  Series 2579 Class PG
  4.00%, due 3/15/27                                   437,000        438,788
  Series 2719 Class WB
  4.50%, due 8/15/21                                 1,030,211      1,003,585
  Series 2589 Class GD
  5.00%, due 9/15/28                                   437,000        444,803
  Series 2600 Class MJ
  5.00%, due 9/15/29                                   437,000        440,699

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
  Series 1982 Class VC
  6.50%, due 1/15/12                                $  655,000   $    664,120
                                                                 ------------
                                                                    4,304,823
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.9%)
  2.50%, due 6/30/06 (b)                             2,184,000      2,186,204
  4.1308%, due 2/17/09 (b)                             874,000        890,554
  5.75%, due 6/15/05                                   874,000        892,629
                                                                 ------------
                                                                    3,969,387
                                                                 ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.3%)
  Series 2003-17 Class QT
  5.00%, due 8/25/27                                 1,031,000      1,045,625
  Series 2003-32 Class PG
  5.00%, due 10/25/27                                  437,000        443,235
                                                                 ------------
                                                                    1,488,860
                                                                 ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.3%)
  Series 2003-19 Class BE
  4.50%, due 11/20/28                                  437,000        440,511
  Series 2003-50 Class PC
  5.50%, due 3/16/32                                   874,000        902,435
                                                                 ------------
                                                                    1,342,946
                                                                 ------------
Total Federal Agencies
  (Cost $17,953,230)                                               17,935,872
                                                                 ------------
Total Long-Term Bonds
  (Cost $156,372,862)                                             157,818,188
                                                                 ------------

                                                        SHARES
COMMON STOCKS (54.6%)
-----------------------------------------------------------------------------
COMMERCIAL BANKS (1.6%)
Bank of America Corp.                                   75,900      3,399,561
First BanCorp                                           26,900      1,466,857
Silicon Valley Bancshares (a)                           48,900      1,956,489
                                                                 ------------
                                                                    6,822,907
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (3.8%)
VBrink's Co. (The)                                     149,600      4,802,160
Cendant Corp.                                           88,800      1,828,392
Copart, Inc. (a)                                       176,800      3,284,944
Deluxe Corp.                                            28,700      1,093,183
IKON Office Solutions, Inc.                            355,900      3,736,950
Kelly Services, Inc. Class A                            58,200      1,566,453
                                                                 ------------
                                                                   16,312,082
                                                                 ------------

 208   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (2.4%)
Dell, Inc. (a)                                          22,500   $    788,850
Imation Corp.                                           90,000      2,814,300
InFocus Corp. (a)                                      486,900      3,135,636
PalmOne, Inc. (a)                                      127,700      3,699,469
                                                                 ------------
                                                                   10,438,255
                                                                 ------------
CONSUMER FINANCE (1.4%)
AmeriCredit Corp. (a)                                  166,600      3,232,040
Student Loan Corp. (The)                                 3,600        527,400
WFS Financial, Inc.                                     46,500      2,048,790
                                                                 ------------
                                                                    5,808,230
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (0.5%)
CIT Group, Inc.                                         55,200      2,230,080
                                                                 ------------

ELECTRIC UTILITIES (1.2%)
VEdison International                                  170,500      5,200,250
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Tektronix, Inc.                                         51,300      1,555,929
                                                                 ------------

FOOD & STAPLES RETAILING (0.5%)
Albertson's, Inc.                                       43,900      1,001,359
SUPERVALU, Inc.                                         34,600      1,020,354
                                                                 ------------
                                                                    2,021,713
                                                                 ------------
FOOD PRODUCTS (3.6%)
Hershey Foods Corp.                                     34,800      1,764,012
Hormel Foods Corp.                                      92,600      2,602,986
Kraft Foods, Inc. Class A                               82,000      2,731,420
McCormick & Co., Inc. (Non-voting Shares)               57,300      2,030,139
Pilgrim's Pride Corp. Class B                          162,500      4,394,000
Tyson Foods, Inc. Class A                              137,300      1,990,850
                                                                 ------------
                                                                   15,513,407
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Bausch & Lomb, Inc.                                     40,100      2,444,496
Fisher Scientific
  International, Inc. (a)                               16,800        963,648
                                                                 ------------
                                                                    3,408,144
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (1.1%)
HealthSouth Corp. (a)                                  102,700        565,363
Humana, Inc. (a)                                        46,300        886,645
Manor Care, Inc.                                        46,700      1,528,958
PacifiCare Health Systems, Inc. (a)                     51,700      1,841,554
                                                                 ------------
                                                                    4,822,520
                                                                 ------------


                                                        SHARES          VALUE
HOTELS, RESTAURANTS & LEISURE (0.9%)
Darden Restaurants, Inc.                               117,200   $  2,871,400
Outback Steakhouse, Inc.                                29,300      1,159,987
                                                                 ------------
                                                                    4,031,387
                                                                 ------------
HOUSEHOLD DURABLES (4.2%)
Black & Decker Corp. (The)                              40,900      3,283,452
Fortune Brands, Inc.                                    29,800      2,170,036
M.D.C. Holdings, Inc.                                   23,210      1,781,368
Newell Rubbermaid, Inc.                                182,100      3,926,076
NVR, Inc. (a)                                            2,400      1,504,800
Ryland Group, Inc. (The)                                 7,400        705,886
Stanley Works (The)                                     79,600      3,543,792
Toll Brothers, Inc. (a)                                 23,200      1,075,320
                                                                 ------------
                                                                   17,990,730
                                                                 ------------
HOUSEHOLD PRODUCTS (1.3%)
Clorox Co. (The)                                        61,500      3,357,900
Energizer Holdings, Inc. (a)                            50,400      2,340,072
                                                                 ------------
                                                                    5,697,972
                                                                 ------------
INDUSTRIAL CONGLOMERATES (0.3%)
Alleghany Corp. (a)                                      5,100      1,473,390
                                                                 ------------

INSURANCE (1.0%)
MBIA, Inc.                                              22,500      1,301,850
Torchmark Corp.                                         59,300      3,203,386
                                                                 ------------
                                                                    4,505,236
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.8%)
Eastman Kodak Co.                                      119,000      3,603,320
                                                                 ------------

MACHINERY (1.0%)
Terex Corp. (a)                                        110,100      4,183,800
                                                                 ------------

METALS & MINING (2.3%)
VNucor Corp.                                           113,900      4,809,997
VUnited States Steel Corp.                             136,700      5,019,624
                                                                 ------------
                                                                    9,829,621
                                                                 ------------
MULTILINE RETAIL (1.4%)
Dillard's, Inc. Class A                                103,200      2,114,568
Kmart Holding Corp. (a)                                 21,600      1,988,064
Neiman Marcus Group, Inc. (The) Class A                  9,400        571,802
Saks, Inc. (a)                                          73,500        898,170
Sears, Roebuck and Co.                                  14,600        511,000
                                                                 ------------
                                                                    6,083,604
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (1.5%)
Reliant Energy, Inc. (a)                               417,100      4,287,788
Williams Cos., Inc. (The)                              163,300      2,042,883
                                                                 ------------
                                                                    6,330,671
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
OIL & GAS (7.4%)
Amerada Hess Corp.                                      52,500   $  4,237,275
VBurlington Resources, Inc.                            109,900      4,560,850
Overseas Shipholding Group, Inc.                        64,000      3,644,800
VPremcor, Inc. (a)                                     117,700      4,595,008
VSunoco, Inc.                                           64,600      4,803,656
VTesoro Petroleum Corp. (a)                            169,600      5,135,488
VValero Energy Corp.                                   114,800      4,932,956
                                                                 ------------
                                                                   31,910,033
                                                                 ------------
PAPER & FOREST PRODUCTS (0.9%)
Louisiana-Pacific Corp.                                147,900      3,625,029
                                                                 ------------

PERSONAL PRODUCTS (0.8%)
Estee Lauder Cos., Inc. (The) Class A                   81,700      3,509,015
                                                                 ------------

PHARMACEUTICALS (0.5%)
Pfizer, Inc.                                            72,800      2,107,560
                                                                 ------------

REAL ESTATE (2.1%)
Equity Office Properties Trust                          76,400      2,148,368
Impac Mortgage Holdings, Inc.                          113,600      2,568,496
LNR Property Corp.                                      47,100      2,945,634
Reckson Associates Realty Corp.                         45,000      1,365,750
                                                                 ------------
                                                                    9,028,248
                                                                 ------------
ROAD & RAIL (1.1%)
VLaidlaw International, Inc. (a)                       278,200      4,637,594
                                                                 ------------

SOFTWARE (2.0%)
Activision, Inc. (a)                                   272,100      3,940,008
Autodesk, Inc.                                          64,500      3,402,375
Citrix Systems, Inc. (a)                                59,400      1,433,322
                                                                 ------------
                                                                    8,775,705
                                                                 ------------


                                                        SHARES          VALUE
SPECIALTY RETAIL (1.4%)
Barnes & Noble, Inc. (a)                                15,000   $    499,050
Circuit City Stores, Inc.                              146,600      2,382,250
Home Depot, Inc. (The)                                  16,500        677,820
Sherwin-Williams Co. (The)                              41,400      1,768,608
Zale Corp. (a)                                          23,100        658,812
                                                                 ------------
                                                                    5,986,540
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Reebok International Ltd.                                7,700        284,900
                                                                 ------------

THRIFTS & MORTGAGE FINANCE (5.0%)
Astoria Financial Corp.                                 57,000      2,228,130
Countrywide Financial Corp.                             64,000      2,043,520
Doral Financial Corp.                                   15,700        659,086
Fannie Mae                                              25,900      1,816,885
Freddie Mac                                             44,700      2,977,020
Fremont General Corp.                                   86,900      1,868,350
Independence Community
  Bank Corp.                                            23,700        891,831
IndyMac Bancorp, Inc.                                   44,600      1,438,796
MGIC Investment Corp.                                   20,900      1,344,079
New Century Financial Corp.                             39,000      2,150,850
PMI Group, Inc. (The)                                   49,300      1,913,826
R&G Financial Corp. Class B                             43,000      1,617,660
Radian Group, Inc.                                      12,700        608,711
                                                                 ------------
                                                                   21,558,744
                                                                 ------------
TOBACCO (0.5%)
Reynolds American, Inc.                                 33,800      2,327,468
                                                                 ------------

TRADING COMPANIES & DISTRIBUTORS (0.8%)
Grainger (W.W.), Inc.                                   59,600      3,491,965
                                                                 ------------
Total Common Stocks
  (Cost $207,644,047)                                             235,106,049
                                                                 ------------

 210   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENT (2.2%)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.2%)
Bank of New York (The)
  1.65%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity
  $9,670,329
  (Collateralized by Federal National Mortgage
  Association 4.15%, due 3/1/33
  with a Principal Amount of
  $9,812,136 and a Market Value
  of $9,901,644 including accrued interest)         $9,669,000   $  9,669,000
                                                                 ------------
Total Short-Term Investment (Cost $9,669,000)                       9,669,000
                                                                 ------------
Total Investments
  (Cost $373,685,909) (c)                                 93.5%   402,593,237(d)
Cash and Other Assets,
  Less Liabilities                                         6.5     27,822,600
                                                    ----------   ------------
Net Assets                                               100.0%  $430,415,837
                                                    ==========   ============

(a)  Non-income producing security.
(b) Floating rate. Rate shown is the rate in effect at October 31, 2004.
(c) The cost for federal income tax purposes is $373,788,654.
(d)  At October 31, 2004 net unrealized appreciation was
     $28,804,583, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $34,313,263 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,508,680.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $373,685,909)                $402,593,237
Cash                                                   5,400
Receivables:
  Fund shares sold                                31,734,471
  Dividends and interest                           2,317,483
Other assets                                          37,410
                                                ------------
    Total assets                                 436,688,001
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                  5,239,039
  Fund shares redeemed                               537,393
  Manager                                            246,162
  NYLIFE Distributors                                102,377
  Transfer agent                                      63,237
  Custodian                                            6,722
Accrued expenses                                      77,234
                                                ------------
    Total liabilities                              6,272,164
                                                ------------
Net assets                                      $430,415,837
                                                ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share) 1
  billion shares authorized
  Class A                                       $     42,582
  Class B                                             24,810
  Class C                                             11,549
  Class I                                             70,872
  Class R1                                            11,955
  Class R2                                             7,605
Additional paid-in capital                       392,330,947
Accumulated net investment loss                       (5,773)
Accumulated undistributed net realized gain on
  investments                                      9,013,962
Net unrealized appreciation on investments        28,907,328
                                                ------------
Net assets                                      $430,415,837
                                                ============
CLASS A
Net assets applicable to outstanding shares     $108,204,297
                                                ============
Shares of capital stock outstanding                4,258,217
                                                ============
Net asset value per share outstanding           $      25.41
Maximum sales charge (5.50% of offering price)          1.48
                                                ------------
Maximum offering price per share outstanding    $      26.89
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 62,930,591
                                                ============
Shares of capital stock outstanding                2,481,001
                                                ============
Net asset value and offering price per share
  outstanding                                   $      25.37
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 29,300,654
                                                ============
Shares of capital stock outstanding                1,154,937
                                                ============
Net asset value and offering price per share
  outstanding                                   $      25.37
                                                ============
CLASS I
Net assets applicable to outstanding shares     $180,261,866
                                                ============
Shares of capital stock outstanding                7,087,199
                                                ============
Net asset value and offering price per share
  outstanding                                   $      25.43
                                                ============
CLASS R1
Net assets applicable to outstanding shares     $ 30,394,349
                                                ============
Shares of capital stock outstanding                1,195,451
                                                ============
Net asset value and offering price per share
  outstanding                                   $      25.43
                                                ============
CLASS R2
Net assets applicable to outstanding shares     $ 19,324,080
                                                ============
Shares of capital stock outstanding                  760,515
                                                ============
Net asset value and offering price per share
  outstanding                                   $      25.41
                                                ============

 212   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 3,878,379
  Dividends (a)                                    2,151,374
                                                 -----------
    Total income                                   6,029,753
                                                 -----------
EXPENSES:
  Manager                                          1,960,096
  Transfer agent -- Classes A, B and C               190,237
  Transfer agent -- Classes I, R1 and R2              77,186
  Distribution -- Class B                            168,538
  Distribution -- Class C                             76,443
  Service -- Class A                                 122,021
  Service -- Class B                                  56,180
  Service -- Class C                                  25,481
  Service -- Class R2                                 11,181
  Service -- Service Class                             9,171
  Professional                                        86,129
  Registration                                        56,166
  Shareholder communication                           48,298
  Custodian                                           29,614
  Trustees                                            27,317
  Portfolio pricing                                   20,373
  Shareholder Service Fee -- Class R1                  6,893
  Shareholder Service Fee -- Class R2                  4,473
  Miscellaneous                                       27,163
                                                 -----------
    Total expenses                                 3,002,960
  Fees paid indirectly (See Note 2(E))               (39,765)
                                                 -----------
    Net expenses                                   2,963,195
                                                 -----------
Net investment income                              3,066,558
                                                 -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   8,778,292
Net change in unrealized appreciation on
  investments                                      6,424,053
                                                 -----------
Net realized and unrealized gain on investments   15,202,345
                                                 -----------
Net increase in net assets resulting from
  operations                                     $18,268,903
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $652.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2004 AND OCTOBER 31, 2003

                                              2004           2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $  3,066,558   $  2,103,504
 Net realized gain on investments        8,778,292      2,537,414
 Net change in unrealized
  appreciation on investments            6,424,053     20,612,974
                                      ---------------------------
 Net increase in net assets
  resulting from operations             18,268,903     25,253,892
                                      ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                                (495,967)            --
   Class B                                (103,798)            --
   Class C                                 (48,808)        (1,122)
   Class I                              (2,238,037)    (1,999,587)
   Class R1                                (89,919)            --
   Class R2                                (49,362)            --
   Service Class                           (75,512)       (77,541)

 From net realized gain on investments:
   Class C                                  (5,621)            --
   Class I                              (2,044,047)            --
   Service Class                          (294,664)            --
                                      ---------------------------
 Total dividends and
  distributions to shareholders         (5,445,735)    (2,078,250)
                                      ---------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             119,218,441             --
   Class B                              64,952,107             --
   Class C                              29,648,295        353,212
   Class I                             102,363,134     86,550,426
   Class R1                             31,166,617             --
   Class R2                             23,330,209             --
   Service Class                         5,402,469     22,832,286

                                              2004           2003

 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                            $    447,244   $         --
   Class B                                  93,737             --
   Class C                                  44,557          1,122
   Class I                               4,254,868      1,990,309
   Class R1                                 89,919             --
   Class R2                                 49,362             --
   Service Class                           369,947         77,104
                                      ---------------------------
                                       381,430,906    111,804,459
 Cost of shares redeemed:
   Class A                             (13,522,006)            --
   Class B                              (2,986,885)            --
   Class C                              (1,162,214)        (8,013)
   Class I                             (82,099,674)   (46,945,723)
   Class R1                             (1,588,939)            --
   Class R2                             (4,378,134)            --
   Service Class                       (25,174,517)    (4,863,174)
                                      ---------------------------
                                      (130,912,369)   (51,816,910)
                                      ---------------------------
    Increase in net assets derived
      from capital share
      transactions                     250,518,537     59,987,549
                                      ---------------------------
    Net increase in net assets         263,341,705     83,163,191

NET ASSETS:
Beginning of year                      167,074,132     83,910,941
                                      ---------------------------
End of year                           $430,415,837   $167,074,132
                                      ===========================
Accumulated undistributed net
 investment income (loss) at end of
 year                                 $     (5,773)  $    263,044
                                      ===========================

 214   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                              CLASS A       CLASS B               CLASS C
                                            -----------   -----------   ---------------------------
                                            JANUARY 2,    JANUARY 2,                  DECEMBER 30,
                                              2004**        2004**         YEAR          2002**
                                              THROUGH       THROUGH        ENDED         THROUGH
                                            OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                               2004          2004          2004           2003
Net asset value at beginning of period       $  24.45       $ 24.46       $ 24.08        $20.27
                                             --------       -------       -------        ------
Net investment income                            0.19          0.08          0.13          0.15(f)
Net realized and unrealized gain (loss) on
  investments                                    0.96          0.93          1.62          3.76
                                             --------       -------       -------        ------
Total from investment operations                 1.15          1.01          1.75          3.91
                                             --------       -------       -------        ------
Less dividends and distributions:
  From net investment income                    (0.19)        (0.10)        (0.14)        (0.10)
  From net realized gain on investments            --            --         (0.32)           --
                                             --------       -------       -------        ------
Total dividends and distributions               (0.19)        (0.10)        (0.46)        (0.10)
                                             --------       -------       -------        ------
Net asset value at end of period             $  25.41       $ 25.37       $ 25.37        $24.08
                                             ========       =======       =======        ======
Total investment return (a)                      4.70%(b)      4.13%(b)      7.30%        19.32%(b)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        0.99%+        0.24%+        0.24%         0.78%+
    Net expenses                                 1.34%+#       2.09%+#       2.09%#        1.98%+#
    Expenses (before reimbursement)              1.34%+#       2.09%+#       2.09%#        2.03%+#
Portfolio turnover rate                            42%           42%           42%           51%
Net assets at end of period (in 000's)       $108,204       $62,931       $29,301        $  372

*    The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.05%, 0.02% and 0.09% of average net assets for the years or periods ended October 31, 2004, October 31,
     2003, October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.01% of average net assets for the year ended
     December 31, 2000.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges. Class
     I, Class R1 and Class R2 are not subject to sales charges.
(b)  Total return is not annualized.
(c)  Less than one cent per share.
(d)  Restated.
(e)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the ten months
     ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  CLASS I
                                                                  -------
Decrease net investment income                                    ($0.02)
Increase net realized and unrealized gains and losses               0.02
Decrease ratio of net investment income                            (0.09%)

(f) Per share data based on average shares outstanding during the period.

 216   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                      CLASS I                                          CLASS R1      CLASS R2
-----------------------------------------------------------------------------------   -----------   -----------
                                        JANUARY 1,                                    JANUARY 2,    JANUARY 2,
                                           2001                                         2004**        2004**
                                          THROUGH                 YEAR ENDED            THROUGH       THROUGH
       YEAR ENDED OCTOBER 31,           OCTOBER 31,              DECEMBER 31,         OCTOBER 31,   OCTOBER 31,
   2004        2003            2002        2001*             2000            1999        2004          2004
 $  24.07    $  20.41        $ 20.78      $ 20.82          $ 19.53         $ 21.37      $ 24.45       $ 24.45
 --------    --------        -------      -------          -------         -------      -------       -------
     0.34        0.38(f)        0.48         0.45(e)          0.55            0.58         0.23          0.18
     1.68        3.67           0.00(c)     (0.08)(e)         1.29           (0.68)        0.98          0.97
 --------    --------        -------      -------          -------         -------      -------       -------
     2.02        4.05           0.48         0.37             1.84           (0.10)        1.21          1.15
 --------    --------        -------      -------          -------         -------      -------       -------
    (0.34)      (0.39)         (0.44)       (0.41)           (0.55)          (0.58)       (0.23)        (0.19)
    (0.32)         --          (0.41)         --               --            (1.16)          --            --
 --------    --------        -------      -------          -------         -------      -------       -------
    (0.66)      (0.39)         (0.85)       (0.41)           (0.55)          (1.74)       (0.23)        (0.19)
 --------    --------        -------      -------          -------         -------      -------       -------
 $  25.43    $  24.07        $ 20.41      $ 20.78          $ 20.82         $ 19.53      $ 25.43       $ 25.41
 ========    ========        =======      =======          =======         =======      =======       =======
     8.45%      20.13%          2.18%        1.80%(b)         9.64%          (0.36%)       4.96%(b)      4.71%(b)
     1.42%       1.78%          2.30%        2.59%+(e)        2.77%           2.61%        1.32%+        1.07%+
     0.91%#      0.99%#         0.96%#       1.03%+#(d)       0.95%#          0.94%        1.01%+#       1.26%+#
     0.91%#      1.03%#         1.02%#       1.05%+#(d)       0.95%#          0.94%        1.01%+#       1.26%+#
       42%         51%            62%          48%              73%             33%          42%           42%
 $180,262    $147,519        $83,906      $64,086          $65,309         $77,169      $30,394       $19,324

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                        SERVICE CLASS++
                                            ---------------------------------------
                                            NOVEMBER 1,                   JULY 1,
                                               2003                        2002*
                                              THROUGH     YEAR ENDED      THROUGH
                                             JANUARY 9    OCTOBER 31,   OCTOBER 31,
                                               2004          2003          2002
Net asset value at beginning of period        $ 24.09       $ 20.41       $21.41
                                              -------       -------       ------
Net investment income                            0.03          0.34(c)      0.11
Net realized and unrealized gain (loss) on
  investments                                    1.00          3.68        (1.03)
                                              -------       -------       ------
Total from investment operations                 1.03          4.02        (0.92)
                                              -------       -------       ------
Less dividends and distributions:
  From net investment income                    (0.08)        (0.34)       (0.08)
  From net realized gain on investments         (0.32)           --           --
                                              -------       -------       ------
Total dividends and distributions               (0.40)        (0.34)       (0.08)
                                              -------       -------       ------
Net asset value at end of period              $ 24.72       $ 24.09       $20.41
                                              =======       =======       ======
Total investment return (a)                      4.28%(b)     19.93%       (4.30%)(b)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        0.94%+        1.53%        2.05%+
    Net expenses                                 1.18%+#       1.24%#       1.21%+#
    Expenses (before reimbursement)              1.18%+#       1.28%#       1.27%+#
Portfolio turnover rate                            42%           51%          62%
Net assets at end of period (in 000's)        $     0       $19,183       $    5

*    Commencement of Operations.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.05% and 0.02% of average net assets for the
     years or periods ended January 9, 2004, October 31, 2003 and
     October 31, 2002, respectively.
+    Annualized.
++   Service Class shares ceased operations on January 9, 2004.
(a)  Total return is calculated exclusive of sales charges.
     Service Class is not subject to sales charges.
(b)  Total return is not annualized.
(c)  Per share data based on average shares outstanding during the period.

 218   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. Eclipse Funds (the "Trust"), a Massachusetts business trust, was established on July 30, 1986. The Company and the Trust (collectively the "Funds") are registered as open-end management investment companies under the Investment Company Act of 1940, as amended, ("Investment Company Act") and are comprised of twelve separate investment portfolios (individually referred to as a "Fund").

The Funds commenced operations on the dates indicated below:

 COMMENCEMENT
 OF OPERATIONS       FUNDS (THE COMPANY)
 January 2, 1991     All Cap Growth, All Cap Value, S&P
                     500 Index, Cash Reserves, Indexed
                     Bond, Intermediate Term Bond, Short
                     Term Bond and Asset Manager Funds
 ---------------------------------------------------------
 May 3, 2004         Floating Rate Fund
 ---------------------------------------------------------

 COMMENCEMENT
 OF OPERATIONS       FUNDS (THE TRUST)
 January 12, 1987    Small Cap Opportunity Fund
 ---------------------------------------------------------
 May 1, 1989         Balanced Fund
 ---------------------------------------------------------
 December 27, 1994   Mid Cap Opportunity Fund
 ---------------------------------------------------------

On October 28, 2003, the Tax Free Bond Fund ceased operations. On December 30, 2003, the Tax-Managed Equity Fund ceased operations. On January 29, 2004, the International Broad Market and the International Equity Funds ceased operations. On October 29, 2004, the Mid Cap Core Fund ceased operations. These Funds were formerly portfolios of the Company.

Effective January 1, 2004, each series of Eclipse Funds Inc. and Eclipse Funds are now marketed as "MainStay Funds".

Each Fund offers one or more of the following six classes of shares as indicated: Class A, Class B, Class C, Class I, Class R1 and Class R2 shares. The Cash Reserves Fund also offers another class of shares, the Sweep Shares Class.

 FUNDS                          CLASSES OFFERED
 Balanced Fund                  Class A, Class B, Class C,
                                Class I, Class R1 and Class
                                R2 shares
 -----------------------------------------------------------
 All Cap Growth, All Cap        Class A, Class B, Class C
 Value, Mid Cap Opportunity,    and Class I shares
 Small Cap Opportunity,
 Floating Rate, Intermediate
 Term Bond and Asset Manager
 Funds
 -----------------------------------------------------------
 S&P 500 Index, Indexed Bond    Class A and Class I shares
 and Short Term Bond Funds
 -----------------------------------------------------------
 Cash Reserves Fund             Class I and Sweep Shares
                                Class shares
 -----------------------------------------------------------

Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. The Class I, Class R1 and Class R2 shares and the Sweep Shares Class are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge. Distribution of Class A, Class B, Class C, Class R1 and Class R2 shares each commenced on January 2, 2004, except with respect to the Class C shares of Mid Cap Opportunity Fund, Small Cap Opportunity Fund and Balanced Fund, the L Class shares of which commenced operations on December 30, 2002 and were redesignated as the Class C shares on January 1, 2004. Each Fund's No-Load Class shares were redesignated as the Class I shares on January 1, 2004. Each Fund's (except the Floating Rate Fund, which was not in existence) Service Class shares ceased operations on January 9, 2004.

Each class of shares bears similar voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the classes are subject to different distribution fee rates. Class A, Class B, Class C and Class R2 shares and the Sweep Shares Class each bear distribution and/or service fee payments under distribution and service plans pursuant to Rule 12b-1 under the Investment Company Act. In addition, the Class R1 and R2 shares and the Sweep Shares Class each bear service fee payments under shareholder service plans.

The investment objectives for each of the Funds are as follows:

The ALL CAP GROWTH FUND seeks long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

The ALL CAP VALUE FUND seeks maximum long-term total return from a combination of capital growth and income.

The MID CAP OPPORTUNITY FUND seeks high total return.

The S&P 500 INDEX FUND seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

The SMALL CAP OPPORTUNITY FUND seeks high total return.

The CASH RESERVES FUND seeks a high level of current income while preserving capital and maintaining liquidity.

                                                   www.mainstayfunds.com     219

The FLOATING RATE FUND seeks to provide high current income.

The INDEXED BOND FUND seeks to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the Citigroup Broad Investment Grade ("BIG") Bond Index.

The INTERMEDIATE TERM BOND FUND seeks to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

The SHORT TERM BOND FUND seeks to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

The ASSET MANAGER FUND seeks to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities, and money market investments.

The BALANCED FUND seeks high total return.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry or region.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Funds prepare their financial statements in accordance with U.S. generally accepted accounting principles and follow the significant accounting policies described below:

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and/or electronic data processing techniques if such prices are deemed by the Funds' Manager to be representative of market values at the regular close of business of the Exchange. Loans are valued at the average of bid quotations obtained from a pricing service. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded. Temporary cash investments acquired with over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act, portfolio securities of Cash Reserves Fund are valued at their amortized cost, which approximates market value in order to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors and/or the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. As of October 31, 2004, the Funds did not hold any securities that were fair valued. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last bid and asked prices based on dealer or exchange quotations.

Certain events, which may occur in the U.S. or abroad, and which may include but are not limited to natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets, may occur between the time that foreign markets close, on which securities held by the Funds principally trade, and the time at which the Funds' NAVs are calculated. Should the Funds conclude that such events may have affected the fair value of securities since the last price reported on the local foreign market, the Funds may, pursuant to procedures adopted by the Company's Board of Directors and/or the Trust's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Reserves and Floating Rate

 220   MainStay Funds

Funds, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. For the Indexed Bond, Intermediate Term Bond and Short Term Bond Funds, income dividends are declared and paid monthly and capital gain distributions, if any, are declared and paid annually. For the Balanced Fund, income dividends are declared and paid quarterly and capital gain distributions, if any, are declared and paid annually. Each of the other Funds intends to declare and pay, as a dividend, substantially all of its net investment income at least once a year and net realized capital gains no more than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated undistributed net realized gain (loss) on investments and paid-in capital arising from permanent differences; net assets at October 31, 2004, are not affected.

                                          ACCUMULATED
                         ACCUMULATED     UNDISTRIBUTED
                        UNDISTRIBUTED     NET REALIZED    ADDITIONAL
                        NET INVESTMENT   GAIN (LOSS) ON    PAID-IN
                        INCOME (LOSS)     INVESTMENTS      CAPITAL
 All Cap Growth Fund      $  792,555       $       --     $ (792,555)
 -------------------------------------------------------------------
 All Cap Value Fund              915               --           (915)
 -------------------------------------------------------------------
 Mid Cap Opportunity
  Fund                            19            2,709         (2,728)
 -------------------------------------------------------------------
 S&P 500 Index Fund         (178,417)         178,417             --
 -------------------------------------------------------------------
 Small Cap Opportunity
  Fund                      (181,695)         181,695             --
 -------------------------------------------------------------------
 Cash Reserves Fund               --               --             --
 -------------------------------------------------------------------
 Floating Rate Fund           16,137               --        (16,137)
 -------------------------------------------------------------------
 Indexed Bond Fund           665,039         (665,039)            --
 -------------------------------------------------------------------
 Intermediate Term
  Bond Fund                   92,056          (92,056)            --
 -------------------------------------------------------------------
 Short Term Bond Fund        103,395           84,391       (187,786)
 -------------------------------------------------------------------
 Asset Manager Fund          175,778         (175,778)            --
 -------------------------------------------------------------------
 Balanced Fund              (233,972)         233,972             --
 -------------------------------------------------------------------

The reclassifications for the Funds are primarily due to paydown gain (loss), real estate investment trusts gain (loss), acquisition adjustments, foreign currency gain (loss), reclassification of distributions, return of capital distributions, the expiration of capital loss carryforwards, premium amortization adjustments, excise tax payments and net operating losses.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for all Funds are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of a Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses with respect to the Funds are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the Shareholder Services Plans and the Distribution Plans) are allocated to separate classes of shares based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Fund, including those of related parties to the Funds, are shown on each Fund's Statement of Operations.

New York Life Investment Management LLC ("NYLIM") had directed certain portfolio trades to brokers who agreed to pay a portion of the expenses for the Mid Cap Opportunity, Small Cap Opportunity and Balanced Funds. This arrangement ended on April 8, 2004. For the year ended October 31, 2004, each of these Fund's expenses (transfer agent fees and expenses) were reduced by $3,310, $42,247 and $39,765, respectively, under these arrangements. The credit balances remaining as of April 8, 2004 were $2,877, $63,486 and $772 for the Mid Cap Opportunity, Small Cap Opportunity and Balanced Funds, respectively, and are included on the Statement of Operations under net realized and unrealized gain (loss) on investments.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. Certain Funds may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are

                                                   www.mainstayfunds.com     221
subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, a Fund foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian. When writing a covered call option, the Funds, in return for the premium on the option, give up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as a writer continues, have retained the risk of loss should the price of the underlying security decline. After writing a put option, a Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

Certain Funds may purchase call and put options on their portfolio securities or foreign currencies. A Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. A Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option (see
Note 7).

(H) LOANS AND COMMITMENTS. The Floating Rate Fund makes loans and loan assignments ("loans"), which are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (LIBOR).

The loans made by the Fund are generally readily marketable, but may be subject to some restrictions on resale. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to sale.

The Fund assumes the credit risk of the borrower. In the event that the borrower becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

The Fund also makes subordinated loans. The primary risk arising from such loans is the potential loss in the event of default by the borrower. As of October 31, 2004, the Fund held 1.06% of its net assets in subordinated loans.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts (see Note 6.)

(I) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index, foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Futures contracts are used for hedging purposes or to seek to enhance returns (see Note
5).

(J) REPURCHASE AGREEMENTS. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

 222   MainStay Funds

(K) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Funds are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.


The assets and liabilities of each Fund are presented at the exchange rates and market values at the end of the year. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes recorded on each Fund's books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at valuation date exchange rates are reflected in unrealized foreign exchange gains or losses.

(L) MORTGAGE DOLLAR ROLLS. A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of a Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.
(M) SECURITIES LENDING. Each Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund (see Note 7).

(N) REDEMPTION FEE. Effective May 3, 2004, the Floating Rate Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of the Fund's shares made within 60 days of their date of purchase. The redemption fee is designed to offset brokerage commissions and other costs to the Fund associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions of certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and also as part of additional paid-in capital on the Statement of Assets and Liabilities. The redemption fees paid to the Fund for the year ended October 31, 2004 totaled $47,683.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. NYLIM (or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as manager and provides management, administrative and fund accounting services to the Funds under Management Agreements. MacKay Shields LLC ("MacKay Shields"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the All Cap Growth, All Cap Value, Intermediate Term Bond and Short Term Bond Funds under a Sub-Advisory Agreement with the Manager. The Mid Cap Opportunity, S&P 500 Index, Small Cap Opportunity, Cash Reserves, Floating Rate, Indexed Bond, Asset Manager and Balanced Funds are advised by NYLIM directly, without a subadvisor.

The Funds pay the Manager a monthly fee for the services performed and facilities furnished at an annual rate of average daily net assets of that Fund as follows:

All Cap Growth Fund                                   .85%
----------------------------------------------------------
All Cap Value Fund                                    .85%
----------------------------------------------------------
Mid Cap Opportunity Fund                              .90%
----------------------------------------------------------
S&P 500 Index Fund                                    .50%
----------------------------------------------------------
Small Cap Opportunity Fund                           1.00%
----------------------------------------------------------
Cash Reserves Fund                                    .50%
----------------------------------------------------------
Floating Rate Fund                                    .60%
----------------------------------------------------------
Indexed Bond Fund                                     .50%
----------------------------------------------------------
Intermediate Term Bond Fund                           .75%
----------------------------------------------------------
Short Term Bond Fund                                  .60%
----------------------------------------------------------
Asset Manager Fund                                    .65%
----------------------------------------------------------
Balanced Fund                                         .75%
----------------------------------------------------------

                                                   www.mainstayfunds.com     223

Pursuant to the terms of the Sub-Advisory Agreement between the Manager and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of average daily net assets of the Company's Funds as follows:

All Cap Growth Fund                                   .25%
----------------------------------------------------------
All Cap Value Fund                                    .25%
----------------------------------------------------------
Intermediate Term Bond Fund                           .20%
----------------------------------------------------------
Short Term Bond Fund                                  .15%
----------------------------------------------------------

The Manager voluntarily agreed (contractually agreed for the S&P 500 Index Fund) to assume a portion of the Fund's operating expenses for the following Funds to the extent the total expenses (excluding service fees and distribution fees) on an annualized basis exceed the indicated percentages:

All Cap Growth Fund                                   .93%
----------------------------------------------------------
All Cap Value Fund                                    .94%
----------------------------------------------------------
Mid Cap Opportunity Fund                             1.04%
----------------------------------------------------------
S&P 500 Index Fund                                    .30%
----------------------------------------------------------
Small Cap Opportunity Fund                           1.19%
----------------------------------------------------------
Cash Reserves Fund                                    .50%
----------------------------------------------------------
Floating Rate Fund                                    .90%
----------------------------------------------------------
Indexed Bond Fund                                     .50%
----------------------------------------------------------
Intermediate Term Bond Fund                           .75%
----------------------------------------------------------
Short Term Bond Fund                                  .60%
----------------------------------------------------------
Asset Manager Fund                                    .83%
----------------------------------------------------------
Balanced Fund                                         .94%
----------------------------------------------------------

In connection with these voluntary expense limitations and contractual waiver, the Manager assumed the following expenses, which are shown on each Fund's Statement of Operations, for the year ended October 31, 2004:

All Cap Growth Fund                              $  194,726
-----------------------------------------------------------
All Cap Value Fund                                  183,259
-----------------------------------------------------------
Mid Cap Opportunity Fund                            126,156
-----------------------------------------------------------
S&P 500 Index Fund                                3,188,303
-----------------------------------------------------------
Small Cap Opportunity Fund                                0
-----------------------------------------------------------
Cash Reserves Fund                                  516,731
-----------------------------------------------------------
Floating Rate Fund                                        0
-----------------------------------------------------------
Indexed Bond Fund                                   370,987
-----------------------------------------------------------
Intermediate Term Bond Fund                         302,744
-----------------------------------------------------------
Short Term Bond Fund                                181,458
-----------------------------------------------------------
Asset Manager Fund                                  648,477
-----------------------------------------------------------
Balanced Fund                                             0
-----------------------------------------------------------

It was not necessary for the Manager to reimburse the Small Cap Opportunity, Floating Rate and Balanced Funds for expenses for the year ended October 31, 2004.

These voluntary expense limitations may be terminated or revised at any time. The contractual expense waiver is in effect through December 31, 2004. There is no guarantee that this waiver will continue after this date.

(B) DISTRIBUTOR. NYLIFE Distributors serves as the Funds' distributor and principal underwriter (the "Distributor") to the Class A, Class B, Class C, Class R2 and the Sweep Shares Class of all Funds offering such shares, pursuant to a Distribution Agreement.

(C) SALES CHARGES. The Funds were advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $446,120 for the year ended October 31, 2004. The Funds were also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $22,612, $71,451 and $19,677, respectively, for the year ended October 31, 2004.

(D) DISTRIBUTION AND SERVICE FEES. The Company and the Trust, on behalf of the Funds, each has a Distribution Agreement with the Distributor. The Funds, with respect to Class A, Class B, Class C and Class R2 shares and the Sweep Shares Class shares of the Cash Reserves Fund have adopted distribution and service plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the Investment Company Act. The Plans provide that distribution and service fees payable thereunder are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds' shares and service activities.

Pursuant to the Class A Plan and Class R2 Plan, the Distributor receives a monthly fee from each applicable Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, respectively, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, each applicable Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, for distribution activities as designated by the Distributor, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, respectively. The Class B and Class C Plans provide that the Class B and Class C shares of the Funds also incur a monthly fee, which is an expense of the Class B and Class C shares of the Funds for service activities as designated by the Distributor, at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Funds, respectively. Pursuant to the Sweep Shares Class Plan for the Cash Reserves Fund, the Distributor, NYLIFE Securities Inc., an indirect wholly-owned subsidiary of New York Life, or any other broker-dealer or other financial institution, is entitled to receive a monthly fee, which is an expense of the Sweep Shares Class Plan of the Cash Reserves Fund for distribution or service activities as designated by the Distributor, at an annual rate of 0.25% of the average daily net assets of the Fund's Sweep Shares Class for account sweep and other distribution-related and shareholder services.

 224   MainStay Funds

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares and the Sweep Shares Class shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares and the Sweep Shares Class shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1 and R2 shares and at an annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares Class shares of the Cash Reserves Fund.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Funds' transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS"), pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service, for the year ended October 31, 2004 were as follows:

All Cap Growth Fund                                $202,026
-----------------------------------------------------------
All Cap Value Fund                                  157,855
-----------------------------------------------------------
Mid Cap Opportunity Fund                             53,805
-----------------------------------------------------------
S&P 500 Index Fund                                  204,573
-----------------------------------------------------------
Small Cap Opportunity Fund                          174,085
-----------------------------------------------------------
Cash Reserves Fund                                   67,446
-----------------------------------------------------------
Floating Rate Fund                                   65,786
-----------------------------------------------------------
Indexed Bond Fund                                    57,910
-----------------------------------------------------------
Intermediate Term Bond Fund                         105,730
-----------------------------------------------------------
Short Term Bond Fund                                 40,127
-----------------------------------------------------------
Asset Manager Fund                                  614,664
-----------------------------------------------------------
Balanced Fund                                       267,423
-----------------------------------------------------------

(F) INDEPENDENT DIRECTORS AND TRUSTEES FEES. Effective January 1, 2004, non-interested Directors and Trustees are paid an annual retainer of $62,000 plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Director/Trustee and the Audit Committee Chair each receive an additional annual retainer of $10,000. The retainers are paid in the aggregate for the Company and the Trust.

(G) CAPITAL. At October 31, 2004 affiliates and employees of New York Life owned a significant number of shares of the Funds with the following values and percentages of net assets as follows:

All Cap Growth Fund                  $  225,943,136    83.5%
-----------------------------------------------------------
All Cap Value Fund                       86,912,313   65.8
-----------------------------------------------------------
Mid Cap Opportunity Fund                     18,381    0.1
-----------------------------------------------------------
S&P 500 Index Fund                    1,094,267,043   86.7
-----------------------------------------------------------
Small Cap Opportunity Fund               66,121,486   27.6
-----------------------------------------------------------
Cash Reserves Fund                      181,868,508   35.8
-----------------------------------------------------------
Floating Rate Fund                       70,214,586   18.4
-----------------------------------------------------------
Indexed Bond Fund                       217,790,257   85.0
-----------------------------------------------------------
Intermediate Term Bond Fund             107,247,241   64.5
-----------------------------------------------------------
Short Term Bond Fund                     76,695,937   76.2
-----------------------------------------------------------
Asset Manager Fund                      216,681,505   69.1
-----------------------------------------------------------
Balanced Fund                           142,995,352   33.2
-----------------------------------------------------------

From time to time, a Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

(H) OTHER. Pursuant to a contract between the Funds and the Office of the General Counsel of NYLIM ("OGC"), the cost of legal services provided to the Funds by OGC are charged to the Funds. For the year ended October 31, 2004, these fees, which are included in Professional fees shown on the Statement of Operations, were as follows:

All Cap Growth Fund                                $ 29,567
-----------------------------------------------------------
All Cap Value Fund                                   14,265
-----------------------------------------------------------
Mid Cap Opportunity Fund                              2,407
-----------------------------------------------------------
S&P 500 Index Fund                                  113,911
-----------------------------------------------------------
Small Cap Opportunity Fund                           20,631
-----------------------------------------------------------
Cash Reserves Fund                                   46,933
-----------------------------------------------------------
Floating Rate Fund                                   11,021
-----------------------------------------------------------
Indexed Bond Fund                                    23,182
-----------------------------------------------------------
Intermediate Term Bond Fund                          16,087
-----------------------------------------------------------
Short Term Bond Fund                                  9,567
-----------------------------------------------------------
Asset Manager Fund                                   29,520
-----------------------------------------------------------
Balanced Fund                                        29,127
-----------------------------------------------------------

NOTE 4 -- FEDERAL INCOME TAX:

As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

                                                                            ACCUMULATED
                                                                                CAPITAL        UNREALIZED           TOTAL
                                                             ORDINARY         AND OTHER      APPRECIATION     ACCUMULATED
                                                               INCOME    GAINS (LOSSES)    (DEPRECIATION)     GAIN (LOSS)
All Cap Growth Fund                                       $        --    $  (52,834,924)   $   39,988,840    $(12,846,084)
-------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund                                          1,345,037       (18,758,279)       16,142,357      (1,270,885)
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Opportunity Fund                                      161,905         1,156,265         3,864,261       5,182,431
-------------------------------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com     225

                                                                            ACCUMULATED
                                                                                CAPITAL        UNREALIZED           TOTAL
                                                             ORDINARY         AND OTHER      APPRECIATION     ACCUMULATED
                                                               INCOME    GAINS (LOSSES)    (DEPRECIATION)     GAIN (LOSS)
S&P 500 Index Fund                                        $12,428,343    $  (26,155,652)   $   59,912,985    $ 46,185,676
-------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunity Fund                                 17,781,133        22,831,399        31,651,518      72,264,050
-------------------------------------------------------------------------------------------------------------------------
Cash Reserves Fund                                                 --            (2,708)               --          (2,708)
-------------------------------------------------------------------------------------------------------------------------
Floating Rate Fund                                                 --          (229,008)        1,191,191         962,183
-------------------------------------------------------------------------------------------------------------------------
Indexed Bond Fund                                           1,482,270        (3,518,018)        5,216,982       3,181,234
-------------------------------------------------------------------------------------------------------------------------
Intermediate Term Bond Fund                                   197,180        (9,485,611)        3,182,340      (6,106,091)
-------------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund                                               --        (2,075,651)         (188,908)     (2,264,559)
-------------------------------------------------------------------------------------------------------------------------
Asset Manager Fund                                          4,704,485       (54,216,036)       39,774,397      (9,737,154)
-------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                                  24,415         9,086,519        28,804,583      37,915,517
-------------------------------------------------------------------------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale loss deferrals, premium amortization, real estate investment trusts basis adjustments and mark-to-market of futures contracts.

At October 31, 2004, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                     CAPITAL LOSS
                                        AVAILABLE   AMOUNT
                                          THROUGH  (000'S)
All Cap Growth Fund                          2009  $24,144
                                             2010   17,488
                                             2011    2,904
                                             2012    8,299
----------------------------------------------------------
                                                   $52,835
----------------------------------------------------------
All Cap Value Fund                           2010  $11,887
                                             2011    6,872
----------------------------------------------------------
                                                   $18,759
----------------------------------------------------------
S&P 500 Index Fund                           2010  $26,156
----------------------------------------------------------
Cash Reserves Fund                           2012  $     3
----------------------------------------------------------
Floating Rate Fund                           2012  $   229
----------------------------------------------------------
Indexed Bond Fund                            2007  $ 1,620
                                             2008    1,793
                                             2009      105
----------------------------------------------------------
                                                   $ 3,518
----------------------------------------------------------
Intermediate Term Bond Fund                  2007  $ 4,927
                                             2008    3,661
                                             2010      898
----------------------------------------------------------
                                                   $ 9,486
----------------------------------------------------------

                                     CAPITAL LOSS
                                        AVAILABLE   AMOUNT
                                          THROUGH  (000'S)
Short Term Bond Fund                         2005  $   192
                                             2006       63
                                             2007      572
                                             2008      758
                                             2009      159
                                             2010       35
                                             2012      297
----------------------------------------------------------
                                                   $ 2,076
----------------------------------------------------------
Asset Manager Fund                           2010  $ 9,702
                                             2011   44,514
----------------------------------------------------------
                                                   $54,216
----------------------------------------------------------

The All Cap Value, S&P 500 Index, Indexed Bond, Intermediate Term Bond and Asset Manager Funds utilized $14,119,554, $11,390,033, $283,342, $1,361,903 and
$30,703,508, respectively, of capital loss carryforwards during the year ended October 31, 2004. In addition, the Short Term Bond Fund had $515,836 of capital loss carryforwards that expired.

The MainStay Short Term Bond Fund (formerly the Eclipse Short Term Bond Fund) acquired $420,163 in capital loss carryforwards as a result of the acquisition of the Eclipse Ultra Short Duration Fund. There were no capital loss carryforwards acquired by the MainStay Intermediate Term Bond Fund (formerly the Eclipse Bond Fund) as a result of the acquisition of the Eclipse Core Bond Plus Fund (see Note 8).

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the years ended October 31, 2004 and October 31, 2003 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Funds for

 226   MainStay Funds
which the tax components of the distributions are shown below.

                                   2004                  2003
                       ----------------------------  -------------
                           TAX-BASED                     TAX-BASED
                       DISTRIBUTIONS      TAX-BASED  DISTRIBUTIONS
                                FROM  DISTRIBUTIONS           FROM
                            ORDINARY     FROM LONG-       ORDINARY
                              INCOME     TERM GAINS         INCOME
Small Cap Opportunity
  Fund                 $     422,312  $   8,952,827  $           0
------------------------------------------------------------------
Cash Reserves Fund         2,455,778              0      3,289,749
------------------------------------------------------------------
Balanced Fund              3,948,204      1,497,531              0
------------------------------------------------------------------

NOTE 5 -- FINANCIAL INVESTMENTS:
The S&P 500 Index Fund's, Indexed Bond Fund's and Asset Manager Fund's use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

The S&P 500 Index Fund invests in stock index futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Indexed Bond Fund invests in contracts for the future delivery of debt securities in order to attempt to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Asset Manager Fund has entered into contracts for the future delivery of debt securities and invests in stock index futures contracts to rebalance the Fund's portfolio composition and risk profile to meet asset class constraints.

NOTE 6 -- COMMITMENTS AND CONTINGENCIES:

As of October 31, 2004, the Floating Rate Fund had unfunded loan commitments pursuant to the following loan agreements:

                                               UNFUNDED
BORROWER                                     COMMITMENT
Graham Packaging Co., LLC, due 10/7/11       $  234,637
-------------------------------------------------------
Jostens IH Corp., due 10/4/11                    94,828
-------------------------------------------------------
Venetian Casino Resort, LLC, due 6/15/11        409,091
-------------------------------------------------------
                                             $  738,556
-------------------------------------------------------

These commitments are available until the maturity date of the respective security.

NOTE 7 -- FUND SECURITIES LOANED AND WRITTEN OPTIONS:

As of October 31, 2004, the following Funds had securities on loan and received collateral as follows:

                                       MARKET
                                     VALUE OF
                                   SECURITIES
                                      ON LOAN   COLLATERAL
All Cap Growth Fund               $ 6,637,296  $ 6,904,050
----------------------------------------------------------
All Cap Value Fund                          0      561,368
----------------------------------------------------------
S&P 500 Index Fund                 25,508,054   26,575,475
----------------------------------------------------------
Indexed Bond Fund                  35,940,734   36,377,348
----------------------------------------------------------
Intermediate Term Bond Fund         8,112,185    8,596,341
----------------------------------------------------------
Short Term Bond Fund               19,151,256   19,937,707
----------------------------------------------------------
Asset Manager Fund                 20,684,830   20,847,025
----------------------------------------------------------

The cash collateral received for securities on loan was used to purchase highly liquid short-term investments in accordance with the lending procedures of the Funds. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

During the year ended October 31, 2004, the All Cap Value Fund had the following transactions in Written Options:

                                    NUMBER OF
ALL CAP VALUE FUND                  CONTRACTS      PREMIUM
Options outstanding at October 31,
  2003                                      0   $        0
----------------------------------------------------------
Options -- written                       (855)    (101,940)
----------------------------------------------------------
Options -- buybacks                       483       60,716
----------------------------------------------------------
Options -- exercised                      118       16,460
----------------------------------------------------------
Options -- expired                        254       24,764
----------------------------------------------------------
Options outstanding at October 31,
  2004                                      0   $        0
----------------------------------------------------------

NOTE 8 -- FUND ACQUISITIONS:

(A) On December 11, 2003, MainStay Short Term Bond Fund (formerly Eclipse Short Term Bond Fund) acquired the assets, including the investments, and assumed the identified liabilities of Eclipse Ultra Short Duration Fund.

This reorganization was completed after shareholders approved the plan on September 24, 2003. The aggregate net assets of MainStay Short Term Bond Fund immediately before the acquisition was $35,809,687 and the combined net assets after the acquisition was $110,548,775.

The acquisition was accomplished by a tax-free exchange of the following:

                                       SHARES         VALUE
Eclipse Ultra Short Duration Fund
No-Load Class                       7,456,363   $74,520,760
-----------------------------------------------------------
Service Class                          21,691       218,328
-----------------------------------------------------------

                                                   www.mainstayfunds.com     227

In exchange for the Eclipse Ultra Short Duration Fund shares and net assets, MainStay Short Term Bond Fund issued the following number of shares:

                                                   SHARES
No-Load Class                                   7,983,823
---------------------------------------------------------
Service Class                                      23,275
---------------------------------------------------------

Eclipse Ultra Short Duration Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and temporary book-to-tax differences:

                                                                                                                 TEMPORARY
                                    TOTAL NET           CAPITAL         UNREALIZED       ACCUMULATED NET       BOOK-TO-TAX
                                       ASSETS             STOCK       APPRECIATION         REALIZED LOSS       DIFFERENCES
Eclipse Ultra Short Duration
  Fund                            $74,739,088       $75,334,518            $78,654            $(420,163)        $(253,921)
--------------------------------------------------------------------------------------------------------------------------

(B) On December 11, 2003, MainStay Intermediate Term Bond Fund (formerly Eclipse Bond Fund) acquired the assets, including the investments, and assumed the identified liabilities of Eclipse Core Bond Plus Fund.

This reorganization was completed after shareholders approved the plan on September 24, 2003. The aggregate net assets of MainStay Intermediate Term Bond Fund immediately before the acquisition was $123,809,905 and the combined net assets after the acquisition was $150,603,301.

The acquisition was accomplished by a tax-free exchange of the following:

                                      SHARES         VALUE

 Eclipse Core Bond Plus Fund       2,614,400   $26,793,396
 ---------------------------------------------------------

In exchange for the Eclipse Core Bond Plus Fund shares and net assets, MainStay Intermediate Term Bond Fund issued the following number of shares:

                                                    SHARES

 No-Load Class                                   2,713,657
 ---------------------------------------------------------

Eclipse Core Bond Plus Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and temporary book-to-tax differences:

                                                                                                            TEMPORARY
                                                                 TOTAL NET       CAPITAL     UNREALIZED   BOOK-TO-TAX
                                                                    ASSETS         STOCK   APPRECIATION   DIFFERENCES

 Eclipse Core Bond Plus Fund                                   $26,793,396   $26,387,302       $312,011       $94,083
 --------------------------------------------------------------------------------------------------------------------

NOTE 9 -- CUSTODIAN:

The Bank of New York is custodian of cash and securities of each Fund of the Company and Trust. Custodial fees are charged to each Fund based on the market value of securities in each Fund and the number of certain cash transactions incurred by each Fund.

NOTE 10 -- LINE OF CREDIT:

The Funds, and certain affiliated funds, with the exception of the Cash Reserves Fund, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

 228   MainStay Funds

                       This page intentionally left blank

NOTE 11 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2004, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                  ALL CAP                ALL CAP               MID CAP               S&P 500
                                GROWTH FUND             VALUE FUND         OPPORTUNITY FUND        INDEX FUND
                            --------------------   --------------------   ------------------   -------------------
                            PURCHASES    SALES     PURCHASES    SALES     PURCHASES   SALES    PURCHASES    SALES
U.S. Government securities  $     --    $     --    $    --    $     --    $    --    $   --   $     --    $    --
------------------------------------------------------------------------------------------------------------------
All others                   140,396     242,954     70,003     116,633     27,762     8,983    231,257     26,732
------------------------------------------------------------------------------------------------------------------
Total                       $140,396    $242,954    $70,003    $116,633    $27,762    $8,983   $231,257    $26,732
------------------------------------------------------------------------------------------------------------------

                                 SMALL CAP
                              OPPORTUNITY FUND
                            --------------------
                            PURCHASES    SALES
U.S. Government securities  $     --    $     --
--------------------------
All others                   310,228     263,854
--------------------------
Total                       $310,228    $263,854
--------------------------

NOTE 12 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

Transactions in capital shares were as follows:

                                                                        ALL CAP GROWTH FUND
                                   ----------------------------------------------------------------------------------------------
                                   CLASS A    CLASS B    CLASS C      CLASS I        CLASS I              SERVICE CLASS+
                                   -------    -------    -------    -----------    -----------    -------------------------------
                                         JANUARY 2, 2004*           YEAR ENDED     YEAR ENDED     NOVEMBER 1, 2003    YEAR ENDED
                                              THROUGH               OCTOBER 31,    OCTOBER 31,        THROUGH         OCTOBER 31,
                                         OCTOBER 31, 2004              2004           2003        JANUARY 9, 2004        2003
Shares sold                          786        198         31         1,736          3,014               20              228
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment
 of dividends and distributions       --         --         --            --             --               --               --
---------------------------------------------------------------------------------------------------------------------------------
                                     786        198         31         1,736          3,014               20              228
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                      (92)        (8)        (2)       (6,663)        (4,625)            (602)            (305)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)              694        190         29        (4,927)        (1,611)            (582)             (77)
---------------------------------------------------------------------------------------------------------------------------------

                                                                  MID CAP OPPORTUNITY FUND
                                        -----------------------------------------------------------------------------
                                        CLASS A    CLASS B    CLASS C    CLASS I         CLASS C            CLASS I
                                        -------    -------    -------    -------    ------------------    -----------
                                         JANUARY 2, 2004*         YEAR ENDED        DECEMBER 30, 2002*    YEAR ENDED
                                             THROUGH             OCTOBER 31,             THROUGH          OCTOBER 31,
                                         OCTOBER 31, 2004            2004            OCTOBER 31, 2003        2003
Shares sold                               298        259        220        398               --(a)             373
---------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of
 dividends and distributions               --         --         --(a)       5               --(a)              14
---------------------------------------------------------------------------------------------------------------------
                                          298        259        220        403               --(a)             387
---------------------------------------------------------------------------------------------------------------------
Shares redeemed                           (18)       (10)        (6)      (266)             (--)            (2,909)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                   280        249        214        137               --(a)          (2,522)
---------------------------------------------------------------------------------------------------------------------

                                          MID CAP OPPORTUNITY FUND
                                      --------------------------------
                                               SERVICE CLASS+
                                      --------------------------------
                                      NOVEMBER 1, 2003     YEAR ENDED
                                           THROUGH         OCTOBER 31,
                                       JANUARY 9, 2004        2003
Shares sold                                     1                --(a)
------------------------------------
Shares issued in reinvestment of
 dividends and distributions                   --(a)             --(a)
------------------------------------
                                                1                --(a)
------------------------------------
Shares redeemed                                (1)              (--)
------------------------------------
Net increase (decrease)                        --(a)             --(a)
------------------------------------

                                                                SMALL CAP OPPORTUNITY FUND
                                       -----------------------------------------------------------------------------
                                       CLASS A    CLASS B    CLASS C    CLASS I         CLASS C            CLASS I
                                       -------    -------    -------    -------    ------------------    -----------
                                        JANUARY 2, 2004*         YEAR ENDED        DECEMBER 30, 2002*    YEAR ENDED
                                            THROUGH             OCTOBER 31,             THROUGH          OCTOBER 31,
                                        OCTOBER 31, 2004            2004            OCTOBER 31, 2003        2003
Shares sold                             1,473       874        311       6,894              --(a)           9,363
--------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of
 dividends and distributions               --(a)     --         --(a)      538              --                108
--------------------------------------------------------------------------------------------------------------------
                                        1,473       874        311       7,432              --(a)           9,471
--------------------------------------------------------------------------------------------------------------------
Shares redeemed                          (148)      (63)       (11)     (7,065)            (--)(a)         (9,026)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 1,325       811        300         367              --(a)             445
--------------------------------------------------------------------------------------------------------------------

                                        SMALL CAP OPPORTUNITY FUND
                                     --------------------------------
                                              SERVICE CLASS+
                                     --------------------------------
                                     NOVEMBER 1, 2003     YEAR ENDED
                                          THROUGH         OCTOBER 31,
                                      JANUARY 9, 2004        2003
Shares sold                                   9               59
-----------------------------------
Shares issued in reinvestment of
 dividends and distributions                  4               --(a)
-----------------------------------
                                             13               59
-----------------------------------
Shares redeemed                             (79)              (1)
-----------------------------------
Net increase (decrease)                     (66)              58
-----------------------------------

                                                                           FLOATING RATE FUND
                                                                ----------------------------------------
                                                                CLASS A    CLASS B    CLASS C    CLASS I
                                                                -------    -------    -------    -------
                                                                 MAY 3, 2004* THROUGH OCTOBER 31, 2004
Shares sold                                                     26,911      4,259      8,981        228
--------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends and distributions       130         27         38          2
--------------------------------------------------------------------------------------------------------
                                                                27,041      4,286      9,019        230
--------------------------------------------------------------------------------------------------------
Shares redeemed                                                 (1,615)      (475)      (467)        (1)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                                         25,426      3,811      8,552        229
--------------------------------------------------------------------------------------------------------

*  Commencement of Operations.
+  Service Class ceased operations on January 9, 2004.
(a) Less than one thousand shares.

 230   MainStay Funds

      FLOATING RATE          INDEXED BOND        INTERMEDIATE TERM          SHORT TERM           ASSET MANAGER
           FUND                  FUND                BOND FUND              BOND FUND                 FUND
    ------------------   --------------------   --------------------   --------------------   --------------------
    PURCHASES   SALES    PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES
    $     --    $   --   $277,468    $230,244   $250,833    $243,161   $124,824    $ 86,906   $ 91,303    $ 77,558
------------------------------------------------------------------------------------------------------------------
     370,315     7,156     10,729       3,956     71,435      60,723     31,443      48,975    162,965     176,278
------------------------------------------------------------------------------------------------------------------
    $370,315    $7,156   $288,197    $234,200   $322,268    $303,884   $156,267    $135,881   $254,268    $253,836
------------------------------------------------------------------------------------------------------------------

           BALANCED
             FUND
     --------------------
     PURCHASES    SALES
     $  8,426    $  4,300
---
      314,826     103,752
---
     $323,252    $108,052
---

                                               ALL CAP VALUE FUND
    --------------------------------------------------------------------------------------------------------
    CLASS A   CLASS B   CLASS C       CLASS I            CLASS I                   SERVICE CLASS+
    -------   -------   -------   ----------------   ----------------   ------------------------------------
         JANUARY 2, 2004*                                               NOVEMBER 1, 2003
              THROUGH                YEAR ENDED         YEAR ENDED           THROUGH           YEAR ENDED
         OCTOBER 31, 2004         OCTOBER 31, 2004   OCTOBER 31, 2003    JANUARY 9, 2004    OCTOBER 31, 2003
      842       315        83           1,925              3,321                 37                 123
------------------------------------------------------------------------------------------------------------
       --        --        --             172                169                  4                   4
------------------------------------------------------------------------------------------------------------
      842       315        83           2,097              3,490                 41                 127
------------------------------------------------------------------------------------------------------------
      (99)       (9)      (11)         (7,122)            (3,578)              (521)               (106)
------------------------------------------------------------------------------------------------------------
      743       306        72          (5,025)               (88)              (480)                 21
------------------------------------------------------------------------------------------------------------

                                  S&P 500 INDEX FUND
    ------------------------------------------------------------------------------
        CLASS A          CLASS I       CLASS I             SERVICE CLASS+
    ----------------   -----------   -----------   -------------------------------
    JANUARY 2, 2004*   YEAR ENDED    YEAR ENDED    NOVEMBER 1, 2003    YEAR ENDED
        THROUGH        OCTOBER 31,   OCTOBER 31,        THROUGH        OCTOBER 31,
    OCTOBER 31, 2004      2004          2003        JANUARY 9, 2004       2003
         13,266          12,887        13,440              652            4,927
----------------------------------------------------------------------------------
             --             382           384               81               83
----------------------------------------------------------------------------------
         13,266          13,269        13,824              733            5,010
----------------------------------------------------------------------------------
         (2,530)         (7,821)       (7,611)          (8,845)          (3,195)
----------------------------------------------------------------------------------
         10,736           5,448         6,213           (8,111)           1,815
----------------------------------------------------------------------------------

                                     CASH RESERVES FUND
    -------------------------------------------------------------------------------------
               SWEEP SHARES              SWEEP SHARES
    CLASS I       CLASS       CLASS I       CLASS                 SERVICE CLASS+
    --------   ------------   --------   ------------    --------------------------------
                                                         NOVEMBER 1, 2003     YEAR ENDED
          YEAR ENDED                YEAR ENDED                THROUGH         OCTOBER 31,
       OCTOBER 31, 2004          OCTOBER 31, 2003         JANUARY 9, 2004        2003
     506,073      136,262      490,605       97,732             2,796            29,010
-----------------------------------------------------------------------------------------
       1,742          544        2,250          932                 6                85
-----------------------------------------------------------------------------------------
     507,815      136,806      492,855       98,664             2,802            29,095
-----------------------------------------------------------------------------------------
    (482,326)    (148,842)    (601,715)    (117,116)          (20,300)          (23,256)
-----------------------------------------------------------------------------------------
      25,489      (12,036)    (108,860)     (18,452)          (17,498)            5,839
-----------------------------------------------------------------------------------------

                                  INDEXED BOND FUND
    ------------------------------------------------------------------------------
        CLASS A          CLASS I       CLASS I             SERVICE CLASS+
    ----------------   -----------   -----------   -------------------------------
    JANUARY 2, 2004*   YEAR ENDED    YEAR ENDED    NOVEMBER 1, 2003    YEAR ENDED
        THROUGH        OCTOBER 31,   OCTOBER 31,        THROUGH        OCTOBER 31,
    OCTOBER 31, 2004      2004          2003        JANUARY 9, 2004       2003
          6,085           5,664        10,323              466            2,464
----------------------------------------------------------------------------------
             98             577           540               14               70
----------------------------------------------------------------------------------
          6,183           6,241        10,863              480            2,534
----------------------------------------------------------------------------------
         (1,840)         (4,342)       (5,482)          (3,312)          (1,330)
----------------------------------------------------------------------------------
          4,343           1,899         5,381           (2,832)           1,204
----------------------------------------------------------------------------------

                                                   www.mainstayfunds.com     231

                                                                   INTERMEDIATE TERM BOND FUND
                                 ------------------------------------------------------------------------------------------------
                                 CLASS A    CLASS B     CLASS C      CLASS I        CLASS I               SERVICE CLASS+
                                 -------    --------    -------    -----------    -----------    --------------------------------
                                        JANUARY 2, 2004*           YEAR ENDED     YEAR ENDED     NOVEMBER 1, 2003     YEAR ENDED
                                            THROUGH                OCTOBER 31,    OCTOBER 31,         THROUGH         OCTOBER 31,
                                        OCTOBER 31, 2004              2004           2003         JANUARY 9, 2004        2003
Shares sold                        948        313         114         4,199          2,538               12               244
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in connection
 with acquisition of Core
 Bond Plus Fund (b)                 --         --          --         2,714             --               --                --
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment
 of dividends and
 distributions                      15          3           1           469            502                4                22
---------------------------------------------------------------------------------------------------------------------------------
                                   963        316         115         7,382          3,040               16               266
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                   (153)       (42)        (21)       (5,453)        (3,041)            (603)             (289)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)            810        274          94         1,929             (1)            (587)              (23)
---------------------------------------------------------------------------------------------------------------------------------

                                                                              SHORT TERM BOND FUND
                                                ---------------------------------------------------------------------------------
                                                    CLASS A           CLASS I        CLASS I              SERVICE CLASS+
                                                ----------------    -----------    -----------    -------------------------------
                                                JANUARY 2, 2004*    YEAR ENDED     YEAR ENDED     NOVEMBER 1, 2003    YEAR ENDED
                                                    THROUGH         OCTOBER 31,    OCTOBER 31,        THROUGH         OCTOBER 31,
                                                OCTOBER 31, 2004       2004           2003        JANUARY 9, 2004        2003
Shares sold                                           2,158            2,000          1,782              25                26
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in connection with acquisition
 of Ultra Short Duration Fund (b)                        23            7,984             --              --                --
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends
 and distributions                                       10              100             88              --(a)              2
---------------------------------------------------------------------------------------------------------------------------------
                                                      2,191           10,084          1,870              25                28
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                                      (1,628)          (3,598)        (2,037)            (84)              (48)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                 563            6,486           (167)            (59)              (20)
---------------------------------------------------------------------------------------------------------------------------------

                                                                    ASSET MANAGER FUND
                                       -----------------------------------------------------------------------------
                                       CLASS A    CLASS B    CLASS C    CLASS I         CLASS C            CLASS I
                                       -------    -------    -------    -------    ------------------    -----------
                                        JANUARY 2, 2004*         YEAR ENDED        DECEMBER 30, 2002*    YEAR ENDED
                                            THROUGH             OCTOBER 31,             THROUGH          OCTOBER 31,
                                        OCTOBER 31, 2004            2004            OCTOBER 31, 2003        2003
Shares sold                             5,079      1,655       268       2,819               4               3,718
--------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of
 dividends and distributions               --         --        --(a)      437              --                 493
--------------------------------------------------------------------------------------------------------------------
                                        5,079      1,655       268       3,256               4               4,211
--------------------------------------------------------------------------------------------------------------------
Shares redeemed                          (676)       (53)      (15)     (6,750)           (--)             (19,261)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 4,403      1,602       253      (3,494)              4             (15,050)
--------------------------------------------------------------------------------------------------------------------

                                            ASSET MANAGER FUND
                                     --------------------------------
                                              SERVICE CLASS+
                                     --------------------------------
                                     NOVEMBER 1, 2003     YEAR ENDED
                                          THROUGH         OCTOBER 31,
                                      JANUARY 9, 2004        2003
Shares sold                                   72             1,233
-----------------------------------
Shares issued in reinvestment of
 dividends and distributions                  53                37
-----------------------------------
                                             125             1,270
-----------------------------------
Shares redeemed                           (3,132)             (399)
-----------------------------------
Net increase (decrease)                   (3,007)              871
-----------------------------------

                                                                          BALANCED FUND
                                  ----------------------------------------------------------------------------------------------
                                  CLASS A   CLASS B   CLASS C   CLASS I   CLASS R1   CLASS R2        CLASS C           CLASS I
                                  -------   -------   -------   -------   --------   --------   ------------------   -----------
                                  JANUARY 2, 2004*       YEAR ENDED        JANUARY 2, 2004*     DECEMBER 30, 2002*   YEAR ENDED
                                       THROUGH           OCTOBER 31,            THROUGH              THROUGH         OCTOBER 31,
                                  OCTOBER 31, 2004          2004           OCTOBER 31, 2004      OCTOBER 31, 2003       2003
Shares sold                        4,783     2,597     1,184     4,080     1,255        933              15             4,059
--------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of
 dividends and distributions          18         4         2       172         4          2              --(a)             93
--------------------------------------------------------------------------------------------------------------------------------
                                   4,801     2,601     1,186     4,252     1,259        935              15             4,152
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                     (543)     (120)      (46)   (3,293)      (64)      (174)            (--)(a)        (2,134)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)            4,258     2,481     1,140       959     1,195        761              15             2,018
--------------------------------------------------------------------------------------------------------------------------------

                                           BALANCED FUND
                                  -------------------------------
                                          SERVICE CLASS+
                                  -------------------------------
                                  NOVEMBER 1, 2003    YEAR ENDED
                                       THROUGH        OCTOBER 31,
                                   JANUARY 9, 2004       2003
Shares sold                               222            1,003
--------------------------------
Shares issued in reinvestment of
 dividends and distributions               15                3
--------------------------------
                                          237            1,006
--------------------------------
Shares redeemed                        (1,033)            (210)
--------------------------------
Net increase (decrease)                  (796)             796
--------------------------------

*  Commencement of Operations.
+  Service Class ceased operations on January 9, 2004.
(a) Less than one thousand shares.
(b) On December 11, 2003 and pursuant to shareholder approval, the assets and liabilities of the Eclipse Core Bond Plus Fund were acquired by the Eclipse Bond Fund which was subsequently renamed MainStay Intermediate Term Bond Fund. Also on December 11, 2003 and pursuant to shareholder approval, the assets and liabilities of the Eclipse Ultra Short Duration Fund were acquired by the Eclipse Short Term Bond Fund which was subsequently renamed MainStay Short Term Bond Fund.

 232   MainStay Funds

NOTE 13 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of the Eclipse Funds Inc. or the Eclipse Funds.

                                                   www.mainstayfunds.com     233

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Eclipse Funds Inc. and the Board of Trustees and Shareholders of Eclipse Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Eclipse Funds Inc., comprising the MainStay All Cap Growth, MainStay All Cap Value, MainStay S&P 500 Index, MainStay Cash Reserves, MainStay Floating Rate, MainStay Indexed Bond, MainStay Intermediate Term Bond, MainStay Short Term Bond and MainStay Asset Manager Funds, and Eclipse Funds, comprising the MainStay Mid Cap Opportunity, MainStay Small Cap Opportunity and MainStay Balanced Funds, (collectively, the "Funds") as of October 31, 2004, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and the financial highlights for each of the two years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2002 were audited by other auditors, whose report dated December 17, 2002, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Eclipse Funds Inc. and Eclipse Funds as of October 31, 2004, the results of their operations for the year or period then ended, and the changes in their net assets and their financial highlights for each of the two years or periods in the period then ended in conformity with U.S. generally accepted accounting principles.

KPMG SIG

Philadelphia, Pennsylvania
December 28, 2004

 234   MainStay Funds

BOARD MEMBERS AND OFFICERS

The Board Members oversee the Funds, the Manager, and the Subadvisor. Information pertaining to the Board Members and Officers is set forth below. Each Board Member serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and Officer listed below is 51 Madison Avenue, New York, New York 10010.

                                                                                             NUMBER OF FUNDS  OTHER
                          POSITION(S) WITH                                                   IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          COMPANY &         LENGTH OF    PRINCIPAL OCCUPATION(S)             OVERSEEN BY      HELD BY
        DATE OF BIRTH     TRUST             TIME SERVED  DURING PAST 5 YEARS                 BOARD MEMBER     BOARD MEMBER
        -----------------------------------------------------------------------------------------------------------------------
        INDEPENDENT BOARD MEMBERS OF THE COMPANY & TRUST
        LAWRENCE GLACKEN  Director          14 Years     Retired.                                  12         None
        10/22/27          Trustee           (Company)
                                            5 Years
                                            (Trust)

        -----------------------------------------------------------------------------------------------------------------------
        ROBERT P.         Director          14 Years     Retired.                                  12         None
        MULHEARN          Trustee           (Company)
        3/11/47                             5 Years
                                            (Trust)

        -----------------------------------------------------------------------------------------------------------------------
        SUSAN B.          Director          14 Years     President, Strategic Management           12         Director,
        KERLEY(1)         Trustee           (Company)    Advisors LLC.                                        SSB/Citi Mutual
        8/12/51                             5 Years                                                           Funds.
                                            (Trust)

        -----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN(2)   Director          3 Years      Consultant; President & Chief             12         Trustee, The
        12/5/41           Trustee           (Company &   Executive Officer of                                 Vantagepoint
                                            Trust)       Babson-United, Inc., 2000-2004;                      Funds.
                                                         Head of Global Funds, Citicorp,
                                                         1995-1999.

        -----------------------------------------------------------------------------------------------------------------------

                                                                                             NUMBER OF FUNDS  OTHER
                          POSITION(S) WITH                                                   IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          COMPANY &         LENGTH OF    PRINCIPAL OCCUPATION(S)             OVERSEEN BY      HELD BY
        DATE OF BIRTH     TRUST             TIME SERVED  DURING PAST 5 YEARS                 OFFICER          OFFICER
        -----------------------------------------------------------------------------------------------------------------------
        OFFICERS (WHO ARE NOT BOARD MEMBERS) OF THE COMPANY & TRUST
        GARY E.           President         Since May    Chief Executive Officer, Chairman,        53         None
        WENDLANDT                           24, 2004     and Manager, New York Life
        10/8/50                                          Investment Management LLC
                                                         (including predecessor advisory
                                                         organizations) and New York Life
                                                         Investment Management Holdings
                                                         LLC; Executive Vice President, New
                                                         York Life Insurance Company;
                                                         Executive Vice President and
                                                         Manager, NYLIFE LLC; Chairman,
                                                         McMorgan & Company LLC; Manager,
                                                         MacKay Shields LLC; Executive Vice
                                                         President, New York Life Insurance
                                                         and Annuity Corporation; Chairman,
                                                         President and Chief Executive
                                                         Officer, and Trustee, The MainStay
                                                         Funds (22 portfolios); Chairman,
                                                         Chief Executive Officer, and
                                                         Director, MainStay VP Series Fund,
                                                         Inc. (19 portfolios); Executive
                                                         Vice President and Chief
                                                         Investment Officer, MassMutual
                                                         Life Insurance Company (1993 to
                                                         1999).
        -----------------------------------------------------------------------------------------------------------------------

     1. Ms. Kerley has been designated the Lead Independent Trustee/Director.

     2. Mr. Meenan has been appointed Chairman of the Audit Committees.

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                   www.mainstayfunds.com     235

                                                                                             NUMBER OF FUNDS  OTHER
                          POSITION(S) WITH                                                   IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          COMPANY &         LENGTH OF    PRINCIPAL OCCUPATION(S)             OVERSEEN BY      HELD BY
        DATE OF BIRTH     TRUST             TIME SERVED  DURING PAST 5 YEARS                 OFFICER          OFFICER
        -----------------------------------------------------------------------------------------------------------------------
        OFFICERS (WHO ARE NOT BOARD MEMBERS) OF THE COMPANY & TRUST
        PATRICK G. BOYLE  Executive Vice    11 Years     Senior Managing Director, New York        12         New York Life
        11/24/53          President         (Company)    Life Investment Management LLC,                      Trust Company;
                                            1 Year       (including predecessor advisory                      Madison Capital
                                            (Trust)      organizations); Senior Vice                          Funding LLC
                                                         President, Pension Department, New
                                                         York Life Insurance Company.
        -----------------------------------------------------------------------------------------------------------------------
        JEFFERSON C.      Senior Vice       9 Years      Senior Managing Director, New York        34         None
        BOYCE             President         (Company)    Life Investment Management LLC
        9/17/57                             5 Years      (including predecessor advisory
                                            (Trust)      organizations); Senior Vice
                                                         President, New York Life Insurance
                                                         Company; Manager, NYLIFE
                                                         Distributors LLC; Senior Vice
                                                         President, The MainStay Funds.
        -----------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Treasurer and     9 Years      Managing Director, New York Life          59         None
        FARRELL           Chief Financial   (Company)    Investment Management, LLC
        9/27/59           and Accounting    5 Years      (including predecessor advisory
                          Officer           (Trust)      organizations); Treasurer and
                                                         Chief Financial and Accounting
                                                         Officer and Assistant Secretary,
                                                         The MainStay Funds and MainStay VP
                                                         Series Fund, Inc.; Principal
                                                         Financial Officer and Assistant
                                                         Treasurer, McMorgan Funds.
        -----------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--  Since        Managing Director and Chief               53         None
        MICUCCI           Compliance        September    Compliance Officer, New York Life
        12/16/65                            29, 2004     Investment Management LLC (June
                                                         2003 to present); Vice President--
                                                         Compliance, The MainStay Funds and
                                                         MainStay VP Series Fund, Inc.;
                                                         Senior Managing Director--
                                                         Compliance, NYLIFE Distributors
                                                         LLC; Deputy Chief Compliance
                                                         Officer, New York Life Investment
                                                         Management LLC (September 2002 to
                                                         June 2003); Vice President and
                                                         Compliance Officer, Goldman Sachs
                                                         Asset Management (November 1999 to
                                                         August 2002).
        -----------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary         Since        Managing Director and Associate           53         None
        MORRISON                            September    General Counsel, New York Life
        3/26/56                             29, 2004     Investment Management LLC (since
                                                         June 2004); Secretary, The
                                                         MainStay Funds and MainStay VP
                                                         Series Fund, Inc.; Managing
                                                         Director and Secretary, NYLIFE
                                                         Distributors LLC; Chief Legal
                                                         Officer -- Mutual Funds and Vice
                                                         President and Corporate Counsel,
                                                         The Prudential Insurance Company
                                                         of America (2000 to June 2004).
        -----------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice          8 Years      Vice President, New York Life             53         None
        ZUCCARO           President         (Company)    Insurance Company; Vice President,
        12/12/49                            5 Years      New York Life Insurance and
                                            (Trust)      Annuity Corporation, NYLIFE
                                                         Insurance Company of Arizona,
                                                         NYLIFE LLC, and NYLIFE Securities,
                                                         Inc.; Tax Vice President, New York
                                                         Life International, LLC, MainStay
                                                         VP Series Fund, Inc., and The
                                                         MainStay Funds.
        -----------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 236   MainStay Funds

FEDERAL INCOME TAX INFORMATION -- UNAUDITED

The Funds are required by the Internal Revenue Code to advise shareholders within 60 days of the Funds' fiscal year end (October 31, 2004) as to the federal tax status of dividends paid by the Funds during such fiscal year. Accordingly, the following Funds paid long-term capital gain distributions of:


Mid Cap Opportunity Fund                         $ 109,583
----------------------------------------------------------
Small Cap Opportunity Fund                       8,952,827
----------------------------------------------------------
Balanced Fund                                    1,497,531
----------------------------------------------------------

A portion of the dividends paid by the following Funds during the fiscal year ended October 31, 2004 which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for qualified dividend income and for the corporate dividend-received deduction.

                                            QDI%     DRD%
All Cap Value Fund                        100.0%      100.0%
---------------------------------------------------------
S&P 500 Index Fund                        100.0       100.0
---------------------------------------------------------
Small Cap Opportunity Fund                  9.5         9.5
---------------------------------------------------------
Asset Manager Fund                         61.2        61.7
---------------------------------------------------------
Balanced Fund                              57.5        51.2
---------------------------------------------------------

In January 2005, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, as to the federal tax status of the distributions received by shareholders in calendar year 2004. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Funds' fiscal year end October 31, 2004.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Funds' website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Funds' website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii)

sending your request electronically to publicinfo@sec.gov.

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                   www.mainstayfunds.com     237

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
/Not FDIC insured. / No bank guarantee. / May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                 SEC File Number: 811-04847 (Eclipse Funds)

(C) 2004 by NYLIFE Distributors LLC. All rights reserved.
                                 SEC File Number: 811-06175 (Eclipse Funds Inc.)

NYLIM-AO6023         (RECYCLE LOGO)                                  MS11g-12/04

                                   FORM N-CSR

ITEM 2. CODE OF ETHICS.

         As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Peter Meenan. Mr. Meenan is "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

         The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for those fiscal years were $72,383 for 2004 and $72,200 for 2003.

(b) Audit Related Fees

         The aggregate fees billed for the fiscal year ended October 31, 2004 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $7,500.

         The aggregate fees billed for the fiscal period ended October 31, 2003 for assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $14,190.

(c) Tax Fees

         The aggregate fees billed: (i) during the fiscal year ended October 31, 2004 for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $19,250 and (ii) during the fiscal period ended October 31, 2003 for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $18,000. These services primarily included preparation of federal, state and local income tax returns. Additionally, services included the preparation of excise tax returns and excise tax distribution requirements.

(d) All Other Fees

         The aggregate fees billed during the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs
(a) through (c) of this Item, were $0 for 2004 and $0 for 2003.

(e) Pre-Approval Policies and Procedures

(1) The Registrant's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of
         (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG's full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2004 and October 31, 2003 are disclosed in 4(b)-(d) above.

         The aggregate non-audit fees billed by KPMG for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were approximately
$0 for 2004 and $0 for 2003.

(h) The Registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

         Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

         The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         At a meeting held on June 24, 2004, the Nominating Committee of the Registrant adopted policies for considering Board Member candidates. The Committee may consider nominations from shareholders of the Registrant. Each eligible shareholder or shareholder group may submit no more than one candidate each calendar year, and recommendations should be forwarded to the attention of the Registrant's Secretary.

         A shareholder's submission to the Secretary of the Registrant must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Registrant shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Registrant's proxy statement, if so designated by the Nominating Committee and the Registrant's Board.

         It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 202.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940,the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS

By:   /s/ Gary E. Wendandt
      ---------------------------------
      GARY E. WENDLANDT
      President

Date: January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Gary E. Wendandt
      ---------------------------------
      GARY E. WENDLANDT
      President

Date: January 7, 2005

By:   /s/ Patrick J. Farrell
      ---------------------------------
      PATRICK J. FARRELL
      Treasurer and
      Chief Financial and Accounting Officer

Date: January 7, 2005

                                  EXHIBIT INDEX

         (a)(1) Code of Ethics

         (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

         (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.